Exhibit 10.3

INCREASE AND SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This INCREASE AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of March 15, 2016 by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (together with its successors and assigns, the “Borrower”), TIER REIT, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), certain Subsidiaries of the Parent signatory hereto (the “Guarantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the financial institutions initially a signatory to the Credit Agreement (as defined below) together with their successors and assigns under Section 13.5 of the Credit Agreement (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 20, 2015, the “Credit Agreement”);

WHEREAS, the Credit Agreement provides in Section 2.17 thereof that any bank, financial institution or other institutional lender may extend Revolving Commitments and participate in tranches of Incremental Term Loans under the Credit Agreement, subject to the terms set forth therein, by executing and delivering to the Borrower and the Administrative Agent documentation acceptable to the Administrative Agent;
WHEREAS, the undersigned Increasing Lenders are currently party to the Credit Agreement and now desire to provide Incremental Term Loans having the same terms and conditions as the Tranche A Term Loans of up to $50,000,000 and to increase the Revolving Commitments in an aggregate amount up to $60,000,000, as applicable, subject to the terms and conditions of this Second Amendment and up to the amount of each such Increasing Lender’s commitment in respect of such Incremental Term Loans (the “Incremental Term Loan Commitment”) and/or additional Revolving Commitment, as applicable, as set forth on Exhibit B attached hereto;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Second Amendment have agreed to so amend certain terms and conditions of the Credit Agreement to implement the increase in the Revolving Commitments and such Incremental Term Loans in accordance with Section 2.17 of the Credit Agreement and to make other agreed upon modifications on the terms and conditions set forth below in this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Second Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.
Increasing Lender. As of the effective date of this Second Amendment pursuant to Section 4 below, each undersigned Increasing Lender agrees to extend an Incremental Term Loan Commitment with respect to Incremental Term Loans having the same terms and conditions as the Tranche A Term Loans and/or additional Revolving Commitments, as applicable, in such amounts as set forth on Exhibit B attached hereto.

3.
Amendments to Credit Agreement. Effective as set forth in Section 4 below, the Credit Agreement is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto including the amended Schedules and Exhibits thereto (the “Amended Credit Agreement”). In Exhibit A-1 hereto, deletions of text in the Amended Credit Agreement are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Amended Credit Agreement, after giving effect to such amendments. As so amended, the Credit Agreement shall continue in full force and effect.

4.
Conditions to Effectiveness.    This Second Amendment shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.17 of the Credit Agreement, which shall occur no later than March 15, 2016 (the “Termination Date”), (b) receipt on or prior to the Termination Date by the Administrative Agent, for the benefit of each Increasing Lender of such fees as are due and owing to the Increasing Lenders in connection with the Incremental Term Loans and additional Revolving Commitments pursuant to this Second Amendment, (c) the payment of all other fees and expenses required to be paid on or before the effectiveness of this Second Amendment shall have been paid and (d) receipt by the Administrative Agent of all of the instruments, documents, agreements, certificates, notices and opinions (except that the parties hereto hereby consent and agree that no opinion of New Jersey counsel or Pennsylvania counsel shall be required with respect to any New Guarantor organized under New Jersey law or Pennsylvania law, as applicable) specified on Schedule I attached hereto (except as otherwise specified herein and therein and as otherwise specified by Section 6 herein), in form and substance satisfactory to the Administrative Agent.

5.	Borrower Election. The Borrower hereby elects to increase the Revolving Commitments and enter into one or more tranches of Incremental Term Loans in accordance with the terms of this Amendment.

6.
Collateral Release Event. Upon the delivery to the Administrative Agent of the instruments, documents, agreements, certificates, notices and opinions set forth in Part I of Schedule I attached hereto and pursuant to the terms and conditions of the Credit Agreement, the Collateral Release Event shall be deemed to have occurred immediately prior to the effectiveness of this Second Amendment.

7.
Representations and Warranties. Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VII of the Credit Agreement or any other Loan Document to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

8.
Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Second Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

9.	Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

10.
Miscellaneous. This Second Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment. Each of the Loan Parties represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Second Amendment. This Second Amendment shall constitute a Loan Document.

*******

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

TIER OPERATING PARTNERSHIP LP,
as the Borrower

By: Tier GP, Inc., a Delaware corporation, its general partner

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

TIER REIT, INC.,
as the Parent

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank, the Swingline Lender, and a Lender

By:    /s/ Dale Northrup
Name:    Dale Northrup
Title:    Senior Vice President

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as an Issuing Bank, as a Lender and as an Increasing Lender

By:	/s/ Elizabeth Johnson_____________ Name: Elizabeth Johnson Title: Executive Director

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and as an Increasing Lender

By: /s/ Patrick Trowbridge
Name: Patrick Trowbridge
Title: Senior Vice President

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and as an Increasing Lender

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender and as an Increasing Lender

By: /s/ Michael J. Sedivy
Name: Michael J. Sedivy
Title: Senior Vice President

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By: /s/ Michael Glandt
Name: Michael Glandt
Title: Vice President

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joseph J. Seroke
Name: Joseph J. Seroke
Title: Vice President

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

By /s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

FOUR40 HOLDING BUSINESS TRUST, a Maryland statutory trust

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

FOUR40, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

FOUR40 EQUITY LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name: Dallas E. Lucas
Title: Chief Financial Officer

FOUR40 HOLDING LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

FOUR40 SERVICES LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

FOUR40 PROPERTY LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

IPC FLORIDA III HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC FLORIDA III, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC (US), LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC MARYLAND I HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC MARYLAND I LP, a Delaware limited partnership

By: IPC Maryland I GP, Inc.,
a Delaware corporation, its general partner

By:    /s/ Dallas E. Lucas
    Name: Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

101 SOUTH TRYON GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

101 SOUTH TRYON LP, a Delaware limited partnership

By: 101 SOUTH TRYON GP, LLC, a Delaware
limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

BUENA VISTA PLAZA GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

BUENA VISTA PLAZA LP, a Delaware limited partnership

By: BUENA VISTA PLAZA GP, LLC, a Delaware
limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

BURNETT PLAZA GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

BURNETT PLAZA LP, a Texas limited partnership

By: BURNETT PLAZA GP, LLC, a Delaware
limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

CENTREPORT OFFICE CENTRE GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

CENTREPORT OFFICE CENTRE LP, a Texas limited partnership

By: CentrePort Office Centre GP, LLC,
a Delaware limited liability company, its
general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

TR ELDRIDGE GP, LLC, a Texas limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

TR ELDRIDGE LP, a Texas limited partnership

By: TR Eldridge GP, LLC,
a Texas limited liability company, its
general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC REALTY II, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC LOOP CENTRAL HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC LOOP CENTRAL, LP, a Delaware limited partnership

By: IPC (US), LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

IPC LP/WP HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

IPC LOUISVILLE PROPERTIES, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

TR TERRACE GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

TR TERRACE LP, a Delaware limited partnership

By: TR TERRACE GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

WOODCREST IV, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

5950 SHERRY PROPERTY, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

WOODCREST HOLDING, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

WOODCREST I, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

WOODCREST II, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

WOODCREST III, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

WOODCREST ROAD ASSOCIATES, L.P., a Pennsylvania limited partnership

By: WOODCREST I, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

WOODCREST ROAD URBAN RENEWAL, LLC, a New Jersey limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

TR DOMAIN, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

BURNETT PARKING LP, a Delaware limited partnership

By: Burnett Parking GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

BURNETT PARKING GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

TIER PARTNERS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

TIER BUSINESS TRUST, a Maryland statutory trust

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

TIER BT, Inc., a Delaware corporation

By:    /s/ Dallas E. Lucas
    Name:    Dallas E. Lucas
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Amended and Restated Credit Agreement

EXHIBIT A-1

MARKED CREDIT AGREEMENT

See attached.

CONFORMED COPY TO AMENDMENT 1 DATED JULY 20, 2015 AND
AMENDMENT 2 DATED MARCH 15, 2016
NOT A LEGAL DOCUMENT

Loan Number: 1012683
Published CUSIP Number: 88650KAA1
Revolving Credit CUSIP Number: 88650KAB9
Tranche A Term Loan CUSIP Number: 88650KAC7
Tranche B Term Loan CUSIP Number: __________

EXECUTION COPY

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 30, 2015

by and among

TIER OPERATING PARTNERSHIP LP,
as Borrower,

TIER REIT, INC.,
as Parent,

THE FINANCIAL INSTITUTIONS PARTY HERETO
AND THEIR ASSIGNEES UNDER SECTION 13.5,
as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

______________________________________________________

WELLS FARGO SECURITIES, LLC
AND
~~J.P. MORGAN SECURITIES LLC,~~
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers
and
Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and

U.S. BANK NATIONAL ASSOCIATION
AND
FIFTH THIRD BANK,

ACTIVE ~~213207561~~213207578v.~~2~~7

Loan Number: _______________

as Co-Documentation Agents

~~CONFORMED COPY TO AMENDMENT 1 DATED JULY 20, 2015~~
~~NOT A LEGAL DOCUMENT~~

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of June 30, 2015 by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (the “Borrower”), TIER REIT, Inc., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.5 (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), with WELLS FARGO SECURITIES, LLC and ~~J.P. MORGAN SECURITIES LLC~~JPMORGAN CHASE BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners (in such capacities, the “Arrangers”), JPMORGAN CHASE BANK, N.A., as Syndication Agent (the “Syndication Agent”) and U.S. BANK NATIONAL ASSOCIATION and FIFTH THIRD BANK, as Co-Documentation Agents (the “Co-Documentation Agents”).

WHEREAS, the Borrower, the Parent, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent are currently party to the Credit Agreement (the “Existing Credit Agreement”), dated as of December 18, 2014 (the “Original Closing Date”).

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety; (ii) re-evidence the “Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement; and (iii) set forth the terms and conditions under which the Lenders will, from time to time, make loans to or for the benefit of the Borrower.

WHEREAS, the parties hereto intend that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Borrower outstanding thereunder, which shall be payable in accordance with the terms hereof.

WHEREAS, each of the Borrower and the Parent confirms that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Agreement Date, all references to the “Credit Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

11.	Article I. Definitions

a.	Section 1.1. Definitions.
In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

“Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty.

“Additional Costs” has the meaning given that term in Section 5.1(b).

“Adjusted EBITDA” means, for any given period, (a) the EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for such period minus (b) Reserves for Replacements.

“Administrative Agent” means Wells Fargo Bank, National Association as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 12.8.

“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.

“Affected Lender” has the meaning given that term in Section 5.6.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement Date” means the date as of which this Agreement is dated.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Applicable Loan Party” has the meaning given that term in Section 7.1(h)(ix).

“Applicable Margin” means (a) prior to the occurrence of the Collateral Release Event, the percentage rate set forth below corresponding to the ratio of Total Indebtedness to Total Asset Value as determined in accordance with Section 10.1(b):

Level	Ratio of Total Indebtedness to Total Asset Value	Applicable Margin for Revolving LIBOR Loans	Applicable Margin for Revolving Base Rate Loans	Applicable Margin for Tranche A Term LIBOR Loans	Applicable Margin for Tranche A Term Base Rate Loans	Applicable Margin for Tranche B Term LIBOR Loans	Applicable Margin for Tranche B Term Base Rate Loans
1	Less than 0.45 to 1.00	1.50%	0.50%	1.45%	0.45%	1.80%	0.80%
2	Greater than or equal to 0.45 to 1.00 but less than 0.50 to 1.00	1.60%	0.60%	1.55%	0.55%	1.90%	0.90%
3	Greater than or equal to 0.50 to 1.00 but less than 0.55 to 1.00	1.85%	0.85%	1.80%	0.80%	2.15%	1.15%
4	Greater than or equal to 0.55 to 1.00 but less than 0.60 to 1.00	2.10%	1.10%	2.05%	1.05%	2.40%	1.40%
5	Greater than or equal to 0.60 to 1.00	2.30%	1.30%	2.25%	1.25%	2.60%	1.60%

and (b) from and after the Collateral Release Event, the percentage rate set forth below corresponding to the ratio of Total Indebtedness to Total Asset Value as determined in accordance with Section 10.1(b):

Level	Ratio of Total Indebtedness to Total Asset Value	Applicable Margin for Revolving LIBOR Loans	Applicable Margin for Revolving Base Rate Loans	Applicable Margin for Tranche A Term LIBOR Loans	Applicable Margin for Tranche A Term Base Rate Loans	Applicable Margin for Tranche B Term LIBOR Loans	Applicable Margin for Tranche B Term Base Rate Loans
1	Less than 0.45 to 1.00	1.40%	0.40%	1.35%	0.35%	1.70%	0.70%
2	Greater than or equal to 0.45 to 1.00 but less than 0.50 to 1.00	1.55%	0.55%	1.50%	0.50%	1.85%	0.85%
3	Greater than or equal to 0.50 to 1.00 but less than 0.55 to 1.00	1.70%	0.70%	1.65%	0.65%	2.00%	1.00%
4	Greater than or equal to 0.55 to 1.00 but less than 0.60 to 1.00	2.00%	1.00%	1.95%	0.95%	2.30%	1.30%
5	Greater than or equal to 0.60 to 1.00	2.20%	1.20%	2.15%	1.15%	2.50%	1.50%

The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Indebtedness to Total Asset Value as set forth in the Compliance Certificate most recently delivered by the Parent pursuant to Section 9.3. Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Parent delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. If the Parent fails to deliver a Compliance Certificate pursuant to Section 9.3, the Applicable Margin shall equal the percentages corresponding to Level 5 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin for Tranche B Term Loans shall be determined based on Level 2; it is acknowledged that as of the Effective Date, the Applicable Margin for Revolving Loans and Tranche A Term Loans is determined based on Level 2. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this definition shall be subject to Section 2.6(c).

“Appraisal” means, with respect to any Property, an M.A.I. appraisal commissioned by and addressed to the Administrative Agent (acceptable to the Administrative Agent as to form, substance and appraisal date), prepared by a professional appraiser acceptable to the Administrative Agent, having at least the minimum qualifications required under Applicable Law governing the Administrative Agent and the Lenders, including without limitation, FIRREA, and determining both the “as is” market value of such Property as between a willing buyer and a willing seller and the “stabilized value” of such Property.

“Appraised Value” means, with respect to any Property, the “as is” market value of such Property as reflected in the most recent Appraisal of such Property as the same may have been reasonably adjusted by the Administrative Agent based upon its internal review of such Appraisal which is based on criteria and factors then generally used and considered by the Administrative Agent, in the exercise of its good faith business judgment, in determining the value of similar real estate Properties, which review shall be conducted prior to acceptance of such Appraisal by the Administrative Agent. Following the Stabilization Date of a Property included in calculations of the Maximum Loan Availability, the Appraised Value of such Property shall be such “stabilized value” as the same may have been adjusted by the Administrative Agent as provided above.

“Approved Fund” means any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender.

“Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.5), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means the Bankruptcy Code of 1978, as amended.

“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) the LIBOR Market Index Rate plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the LIBOR Market Index Rate (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable).

“Base Rate Loan” means a Revolving Loan or Term Loan (or any portion thereof) bearing interest at a rate based on the Base Rate.

“Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

“Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns.

“Borrower Information” has the meaning given that term in Section 2.6(c).

“Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.

“Capitalization Rate” means (a) with respect to CBD Properties, 6.75% and (b) with respect to all other Properties, 7.50%.

“Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date.

“Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks or the Lenders, as collateral for Letter of Credit Liabilities or obligations of Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short‑term commercial paper rating of at least A‑2 or the equivalent by S&P or at least P‑2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A‑2 or the equivalent thereof by S&P or at least P‑2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

“CBD Properties” means Properties located in the metropolitan areas and central business districts (CBD) set forth on Schedule 1.1(b) attached hereto.

“Collateral” means any real or personal property directly or indirectly securing any of the Obligations or any other obligation of a Person under or in respect of any Loan Document or Specified Derivatives Contract to which it is a party, and includes, without limitation, all “Property,” “Leases,” “Rents” and “Collateral” under and as defined in any Security Deed, all “Management Agreements” as defined in any Property Management Contract Assignment, and all other property subject to a Lien created by a Security Document.

“Collateral Release Event” means the delivery to the Administrative Agent (and the Administrative Agent shall promptly notify the Lenders thereof) of a certificate duly executed by a Responsible Officer of the Parent (a) certifying that (i) the Parent and its Subsidiaries shall be in compliance with the Collateral Release Financial Covenants at all times during the two (2) most recently completed fiscal quarters of the Parent and its Subsidiaries in respect of which the financial reporting requirements set forth in Section 9.1, 9.2 and 9.3 shall have been satisfied, (ii) each of the Properties included in the determination of the Collateral Release Financial Covenants shall be Unencumbered Pool Properties (and such certificate shall identify each such Property in detail reasonably acceptable to the Administrative Agent) and (iii) no Default or Event of Default shall have occurred and is continuing, and (b) requesting such release.

“Collateral Release Financial Covenants” shall mean, at all times during the period of determination, the Parent shall be in compliance with the following additional financial covenants. Only the Parent’s Ownership Share of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be considered when determining compliance with financial covenants:

(a)    Ratio of Total Indebtedness to Total Asset Value. The Parent and the Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed 0.55 to 1.00 at any time during such period of determination.

(b)    Ratio of Adjusted EBITDA to Fixed Charges. The Parent and the Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any two consecutive fiscal quarter period, annualized, to (ii) Fixed Charges of the Parent and its Subsidiaries for such two consecutive fiscal quarter period, annualized, to be less than 1.55 to 1.00 as of the last day of such two consecutive fiscal quarter period at any time during such period of determination.

(c)    Unsecured Indebtedness to Unencumbered Asset Value. The Parent and the Borrower shall not permit the ratio of (i) Unsecured Indebtedness to (ii) Unencumbered Asset Value to be greater than 0.55 to 1.00 at any time during such period of determination (after giving effect to the Collateral Release Event).

“Commitment” means, as to a Lender, such Lender’s Revolving Commitment or such Lender’s Term Loan Commitment, as the context may require.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) as amended from time to time, and any successor statute.

“Compliance Certificate” has the meaning given that term in Section 9.3.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Continue”, “Continuation” and “Continued” each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to Section 2.10.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.11.

“Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Base Rate Loan into a LIBOR Loan, (c) the Continuation of a LIBOR Loan and (d) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity, or increases the Stated Amount, of such Letter of Credit.

“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person.

“Debt Service Coverage Amount” means an amount, determined by the Administrative Agent, equal to the maximum principal amount of the Indebtedness hereunder amortized over a thirty (30) year period which, when bearing interest at a rate per annum equal to the greater of (i) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus two hundred (200) basis points (2.0%) and (ii) six and one-half percent (6.5%), would be payable by the monthly principal and interest payment amount resulting from dividing (a) NOI from the Secured Pool Properties divided by 1.35, by (b) 12.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.

“Default” means any of the events specified in Section 11.1, whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

“Defaulting Lender” means, subject to Section 3.9(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, ~~or~~ (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9(f)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, the Swingline Lender and each Lender.

“Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Parent, the Borrower or any of their respective Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, and (b) any combination of these transactions.

“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any of them).

“Development Property” means a Property, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least 12 months shall cease to constitute a Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least 80%.

“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit B to be executed and delivered by the Borrower pursuant to Section 6.1(a), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.

“Dollars” or “$” means the lawful currency of the United States of America.

“EBITDA” means, with respect to a Person for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties (but not from the sale of Properties developed for the purpose of sale); (v) equity in net income (loss) of its Unconsolidated Affiliates; (vi) non-cash compensation expense and (vii) non-cash asset impairments plus (b) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 6.1 shall have been fulfilled or waived by all of the Lenders.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed).

“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by the Administrative Agent: (a) such Property is fully developed as an office Property; (b) such Property is owned in fee simple, or leased under a Ground Lease, by the Borrower or a Guarantor; (c) such Property is located in a State of the United States of America or in the District of Columbia; (d) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; (e) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge; (f) such Property is not a Development Property; and (g) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

“Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, transport, treatment, disposal or clean‑up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Issuance” means any issuance or sale by a Person of any Equity Interest in such Person and shall in any event include the issuance of any Equity Interest upon the conversion or exchange of any security constituting Indebtedness that is convertible or exchangeable, or is being converted or exchanged, for Equity Interests (other than Equity Interests issued to the Parent, the Borrower or any one or more of their Wholly Owned Subsidiaries in their respective Subsidiaries).

“ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

“ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within thirty (30) days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA), in reorganization (within the meaning of Section 4241 of ERISA), or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i)  the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA).

“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” means any of the events specified in Section 11.1, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

“Excluded Subsidiary” means any Subsidiary (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary (other than Indebtedness hereunder) and (b) that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under Section 31 of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning set forth in the preliminary statements of this Agreement.

“Existing Term Loans” has the meaning given that term in Section 2.2(a).

“Extended Letter of Credit” has the meaning given that term in Section 2.4(b).

“Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Except as otherwise provided herein, Fair Market Value shall be determined by the Board of Directors of the Parent (or an authorized committee thereof) acting in good faith conclusively evidenced by a board resolution thereof delivered to the Administrative Agent or, with respect to any asset valued at no more than $1,000,000, such determination may be made by a Responsible Officer of the Parent evidenced by an officer’s certificate delivered to the Administrative Agent.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided, that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letters” means each of those certain fee letters dated as of September 26, 2014 and April 20, 2015, by and between the Borrower, the Arrangers, the Administrative Agent and the Syndication Agent.

“Fees” means the fees and commissions provided for or referred to in Section 3.5 and any other fees payable by the Borrower hereunder or under any other Loan Document.

“FIRREA” means the Financial Institution Recovery, Reform and Enforcement Act of 1989, as amended.

“Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate amount of all Preferred Dividends paid by such Person during such period. The Parent’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates will be included when determining the Fixed Charges of the Parent.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Letter of Credit Liabilities other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Funds From Operations” means, with respect to a Person and for a given period, (a) net income (loss) of such Person for such period determined on a consolidated basis in accordance with GAAP minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period plus (c) depreciation with respect to such Person’s real estate assets and amortization (other than amortization of deferred financing costs) of such Person for such period, all after adjustment for Unconsolidated Affiliates. Adjustments for Unconsolidated Affiliates will be calculated to reflect funds from operations on the same basis. For purposes of this Agreement, Funds From Operations shall be calculated consistent with the White Paper on Funds from Operations dated April 2002 issued by National Association of Real Estate Investment Trusts, Inc., but without giving effect to any supplements, amendments or other modifications promulgated after the Effective Date.

“GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified

Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination.

“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi‑governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

“Ground Lease” means a ground lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of thirty (30) years (or, solely with respect to the Property located at 500 East Pratt, Baltimore, twenty (20) years) or more from the Agreement Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.

“Guaranteed Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation).

“Guarantor” means any Person that is party to the Guaranty as a “Guarantor” and shall in any event include the Parent, all owners of Pool Properties and, from and after the Collateral Release Event, any Subsidiary of the Parent that owns, directly or indirectly, the Equity Interests of any owner of Pool Properties and any other existing and future Material Subsidiary (other than an Excluded Subsidiary).

“Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the amended and restated guaranty executed and delivered pursuant to Section 6.1 or 8.14 and substantially in the form of Exhibit C (or a joinder thereto).

“Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any explosives or any radioactive materials; (d) asbestos in any form; (e) mold that is in quantities and locations requiring removal pursuant to Environmental Laws or commercially reasonable business practices; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (excluding trade debt incurred in the ordinary course of business which is not more than 180 days past due and all accrued expenses); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); and (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability) or (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. Indebtedness of any Person shall include Indebtedness of any other Person to the extent of such Person’s Ownership Share of such other Person (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.

“Intellectual Property” has the meaning given that term in Section 7.1(t).

“Interest Expense” means, for any period, without duplication, (a) total interest expense of the Parent, including capitalized interest not funded under a construction loan interest reserve account, determined on a consolidated basis in accordance with GAAP for such period, plus (b) the Parent’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period.

“Interest Period” means with respect to each LIBOR Loan, each period commencing on the date such LIBOR Loan is made, or in the case of the Continuation of a LIBOR Loan the last day of the preceding Interest Period for such Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Revolving Termination Date or the applicable Term Loan Maturity Date, as applicable, such Interest Period shall end on the Revolving Termination Date or applicable Term Loan Maturity Date, as applicable; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day).

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any unconditional commitment to make an Investment in any other Person, as well as any unconditional option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in the Loan Documents, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IPO Event” means an event in which Equity Interests of the Parent shall be listed on the New York Stock Exchange or such other national exchange whether or not in connection with the sale of additional Equity Interests of the Parent, approved by the Administrative Agent, such approval not to be unreasonably withheld.

“Issuing Bank” means Wells Fargo and JPMorgan Chase Bank, N.A., each in its capacity as an issuer of Letters of Credit pursuant to Section 2.4.

“L/C Commitment Amount” has the meaning given to that term in Section 2.4(a).

“L/C Disbursement” has the meaning given to that term in Section 3.9(b).

“Lender” means each financial institution from time to time party hereto as a “Lender,” together with its respective successors and permitted assigns, and, as the context requires, includes the Swingline Lender; provided, however, that the term “Lender”, except as otherwise expressly provided herein, shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider.

“Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any of any Obligations and, in each case, their respective successors and permitted assigns.

“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.

“Letter of Credit” has the meaning given that term in Section 2.4(a).

“Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, and under the sole dominion and control of the Administrative Agent.

“Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

“Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Lender then acting as Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.4 in the related Letter of Credit, and the Lender then acting as the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders (other than the Lender then acting as the Issuing Bank) of their participation interests under such Section.

“Level” has the meaning given that term in the definition of the term “Applicable Margin.”

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate for deposits in U.S. dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America); provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in U.S. dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in the maximum rate or reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

“LIBOR Loan” means a Revolving Loan or Term Loan (or any portion thereof) (other than a Base Rate Loan) bearing interest at a rate based on LIBOR.

“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one-month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.

“Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien.

“Loan” means a Revolving Loan, a Term Loan or a Swingline Loan.

“Loan Document” means this Agreement, each Note, each Security Document, the Guaranty, each Letter of Credit Document, the Fee Letters and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than any Specified Derivatives Contract).

“Loan Party” means each of the Parent, the Borrower, each other Person who guarantees all or a portion of the Obligations and/or who pledges any Collateral to secure all or a portion of the Obligations.

Schedule 1.1(a) sets forth the Loan Parties in addition to the Parent and the Borrower as of the Agreement Date.

“Major Tenant Lease” means any Tenant Lease demising 50,000 or more rentable square feet in any Secured Pool Property prior to the Collateral Release Event.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the Tranche B Term Loan Maturity Date.

“Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Parent, the Borrower or any other Loan Party to perform its payment or any other material obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or the timely payment of all Reimbursement Obligations.

“Material Subsidiary” means any Subsidiary to which more than 3.0% of Total Asset Value is attributable on an individual basis.

“Maximum Loan Availability” means, on the Effective Date and all times prior to the Collateral Release Event (including as a result of the increase pursuant to Section 2.17) an amount equal to the lesser of, (i) 65% of the aggregate as-is Appraised Value of all Secured Pool Properties and (ii) the Debt Service Coverage Amount for the Secured Pool Properties. With respect to a Property owned by a Subsidiary that is not a Wholly Owned Subsidiary, only the Borrower’s Ownership Share of the Appraised Value of such Property or NOI of such Property shall be used when determining Maximum Loan Availability.

“Maximum Loan Availability Certificate” means a report in substantially the form of Exhibit N, certified by any Responsible Officer of the Borrower, setting forth in the calculations required to establish the Appraised Value for each Secured Pool Property, the Debt Service Coverage Amount for the Secured Pool Properties and the Maximum Loan Availability as of a specified date, all in form and detail reasonably satisfactory to the Administrative Agent.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Receivable” means a promissory note secured by a Mortgage of which the Borrower or a Subsidiary is the holder and retains the rights of collection of all payments thereunder.

“Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) (i) cash rents and other cash revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) plus (ii) minimum base rent (based on year one base rental payment obligations adding back the value of any rental abatement for such period) for tenants that are in occupancy and that will be commencing the payment of rent within twelve (12) months of occupancy; minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses, depreciation and income taxes of the Parent and its Subsidiaries and any property management fees) minus (c) the Reserves for Replacements for such Property as of the end of such period minus (d) the greater of (i) the actual property management fee paid during such period with respect to such Property and (ii) an imputed management fee in the amount of 3.0% of the gross revenues for such Property for such period.

“Net Proceeds” means with respect to an Equity Issuance by a Person, the aggregate amount of all cash and the Fair Market Value of all other property (other than securities of such Person being converted or exchanged in connection with such Equity Issuance) received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

“Non-Defaulting Lender” means, at any time, each Revolving Lender that is not a Defaulting Lender at such time.

“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to nonrecourse liability) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

“Note” means a Revolving Note, Term Note or a Swingline Note.

“Notice of Borrowing” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1(b) evidencing the Borrower’s request for a borrowing of Revolving Loans.

“Notice of Continuation” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10 evidencing the Borrower’s request for the Continuation of a LIBOR Loan.

“Notice of Conversion” means a notice substantially in the form of Exhibit F (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.11 evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type.

“Notice of Swingline Borrowing” means a notice substantially in the form of Exhibit G (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Swingline Lender pursuant to Section 2.5(b) evidencing the Borrower’s request for a Swingline Loan.

“Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note, and including interest and fees that accrue following the commencement of a proceeding by or against any Loan Party under a Debtor Relief Law. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Specified Derivatives Contracts.

“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by tenants that are not affiliated with the Borrower (subject to the terms of the following sentence) and who are not subject to a proceeding under the Bankruptcy Code or other federal or similar bankruptcy laws unless and until the applicable Tenant Lease has been affirmed, and who are paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default with respect to regularly scheduled payments (such as base rent and scheduled payments of pass-through or other costs reimbursements, but excluding payment for work orders, direct utility recovery and CAM reconciliations) has occurred and has continued unremedied for sixty (60) or more days to (b) the aggregate net rentable square footage of such Property. The existing lease to the Parent for the Parent’s Louisville office, and any subsequent lease to the Parent of equal or lesser square footage for the same purpose will be considered a bona fide lease as will any space for 5,500 square feet or less of net rentable area used by or leased to a property manager (including any Subsidiary of the Parent) for providing property management services to any Property owned by the Parent, the Borrower or their Subsidiaries plus the square footage of any conference center and/or fitness center space leased to a property manager.

“Off-Balance Sheet Obligations” means liabilities and obligations of the Parent, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Parent’s report on Form 10‑Q or Form 10‑K (or their equivalents) which the Parent is required to file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor).

“OFAC” has the meaning given that term in Section 7.1(y).

“Original Closing Date” has the meaning set forth in the preliminary statements of this Agreement.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6).

“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.

“Parent” means TIER REIT, Inc., a Maryland corporation.

“Participant” has the meaning given that term in Section 13.5(d).

“Participant Register” has the meaning given that term in Section 13.5(d).

“Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation and any successor agency.

“Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) which are not at the time required to be paid or discharged under Section 8.6, (b) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are either being contested in accordance with Section 8.6 or not at the time required to be paid or discharged under Section 8.6; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (d) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (e) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (f) Liens in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties; and (g) Liens in existence on the Agreement Date and set forth on Schedule 1.1(c).

“Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority.

“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

“Pool Properties” means Secured Pool Properties or Unencumbered Pool Properties, as the context may require.

“Post-Default Rate” means, in respect of any principal of any Loan or any Reimbursement Obligation, the rate otherwise applicable plus an additional five percent (5.0)% per annum and with respect to any other Obligation, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans plus five percent (5.0)%.

“Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Parent, the Borrower or a Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Parent, the Borrower or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

“Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

“Prepayment Premium” has the meaning given that term in Section 2.9(a).

“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Principal Office” means the office of the Administrative Agent located at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders.

“Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) (i) the amount of such Lender’s Revolving Commitment plus (ii) the amount of such Lender’s outstanding Term Loans to (b) (i) the aggregate amount of the Revolving Commitments of all Lenders plus (ii) the aggregate amount of all outstanding Term Loans; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Revolving Loans, Term Loans, Swingline Loans and Letter of Credit Liabilities owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Revolving Loans, Term Loans, Swingline Loans and Letter of Credit Liabilities of all Lenders as of such date. If at the time of determination the Commitments have terminated and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Commitments were in effect or Loans or Letters of Credit Liabilities were outstanding.

“Property” means a parcel (or group of related parcels) of real property developed (or to be developed) by the Parent, the Borrower, any Subsidiary or any Unconsolidated Affiliate.

“Property Management Agreements” means, collectively, all agreements entered into by the Parent, the Borrower or any other Loan Party pursuant to which the Parent, the Borrower or such other Loan Party engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property.

“Property Management Contract Assignment” means an Assignment and Subordination of Management Agreement executed by the Borrower or any other Loan Party in favor of the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider substantially in form and substance reasonably satisfactory to the Administrative Agent. Such document may, at the Administrative Agent’s election, constitute a subordination of Property Management Agreement, rather than an assignment thereof.

“Protective Advance” means all sums expended as determined by the Administrative Agent to be necessary or appropriate after the Borrower or any other Loan Party fails to do so when required: (a) to protect the validity, enforceability, perfection or priority of the Liens in any of the Collateral and the instruments evidencing the Obligations; (b) to prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value); or (c) to protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in connection therewith in accordance with Section 13.2.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code.

“Rating Agency” means S&P, Moody’s or any other nationally recognized securities rating agency selected by the Borrower and approved of by the Administrative Agent in writing.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Recourse Indebtedness” means any Indebtedness of a Person that is not Non-Recourse Indebtedness.

“Recurring Capital Expenditures” means capital expenditures made in respect of a Property for maintenance of such Property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of carpeting, roofing materials, mechanical systems, electrical systems and other structural systems and expenditures relating to tenant improvements and leasing commissions. “Recurring Capital Expenditures” shall not include any of the following: (a) improvements to the appearance of such Property or any other major upgrade or renovation of such Property not necessary for proper maintenance or marketability of such Property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such Property existing at the time such Property was acquired by the Borrower or a Subsidiary.

“Register” has the meaning given that term in Section 13.5(c).

“Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

“Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse any Issuing Bank for any drawing honored by such Issuing Bank under a Letter of Credit.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates.

“Requisite Lenders” means, as of any date, (a) Lenders having more than 50% of the aggregate amount of the Revolving Commitments, the outstanding Term Loans of all Lenders, and, during the Tranche B Term Loan Availability Period, the unused Tranche B Term Loan Commitments of all Lenders, or (b) if the Revolving Commitments and Term Loan Commitments have been terminated or reduced to zero, Lenders holding more than 50% of the principal amount of the aggregate outstanding Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean less than two Lenders. For purposes of this definition, a Lender shall be deemed to hold a Swingline Loan or a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.

“Requisite Revolving Lenders” means, as of any date, (a) Revolving Lenders holding more than 50% of the aggregate amount of the Revolving Commitments of all Revolving Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, the Revolving Lenders holding more than 50% of the principal amount of the aggregate outstanding Revolving Loans and Swingline Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Revolving Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Revolving Lenders” shall in no event mean less than two Revolving Lenders. For purposes of this definition, a Revolving Lender (other than the Swingline Lender) shall be deemed to hold a Swingline Loan and a Revolving Lender (other than any Issuing Bank) shall be deemed to hold a Letter of Credit Liability, in each case, to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.

“Requisite Tranche A Term Loan Lenders” means, as of any date, Tranche A Term Loan Lenders having more than 50% of the aggregate outstanding principal amount of the Tranche A Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Tranche A Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Tranche A Term Loan Lenders” shall in no event mean less than two Tranche A Term Loan Lenders.

“Requisite Tranche B Term Loan Lenders” means, as of any date, Tranche B Term Loan Lenders having more than 50% of the aggregate outstanding principal amount of the Tranche B Term Loans and, during the Tranche B Term Loan Availability Period, unused Tranche B Term Loan Commitments; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Tranche B Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Tranche B Term Loan Lenders” shall in no event mean less than two Tranche B Term Loan Lenders.

“Reserves for Replacements” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property times (b) $0.25 times (c) the number of days in such period divided by (d) 365. If the term Reserves for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates.

“Responsible Officer” means with respect to the Parent, the Borrower or any Subsidiary, the chief executive officer, the chief financial officer, chief accounting officer or senior vice president of capital markets of the Parent, the Borrower or such Subsidiary.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent or any of its Subsidiaries now or hereafter outstanding.

“Revolving Commitment” means, as to each Lender (other than the Swingline Lender), such Lender’s obligation to make Revolving Loans pursuant to Section 2.1, to issue (in the case of any Issuing Bank) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.4(i), and to participate in Swingline Loans pursuant to Section 2.5(e), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Lender in accordance with Section 2.17, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.5 or increased as appropriate to reflect any increase effected in accordance with Section 2.17.

“Revolving Commitment Percentage” means, as to each Lender with a Revolving Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Revolving Lenders; provided, however, that if at the time of determination the Revolving Commitments have been terminated or been reduced to zero, the “Revolving Commitment Percentage” of each Lender with a Revolving Commitment shall be the “Revolving Commitment Percentage” of such Lender in effect immediately prior to such termination or reduction.

“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Revolving Lender’s participation in Letter of Credit Liabilities and Swingline Loans at such time.

“Revolving Lender” means a Lender having a Revolving Commitment, or if the Revolving Commitments have terminated, holding any Revolving Loans.

“Revolving Loan” means a loan made by a Revolving Lender to the Borrower pursuant to Section 2.1(a).

“Revolving Note” means a promissory note of the Borrower substantially in the form of Exhibit H, payable to the order of a Revolving Lender in a principal amount equal to the amount of such Lender’s Revolving Commitment.

“Revolving Termination Date” means December 18, 2018, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.14.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Increase and Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Agreement Date, by and among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Agreement Date” means March 15, 2016.

“Second Amendment Effective Date” means the later of (a) the Second Amendment Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 4 of the Second Amendment shall have been fulfilled or waived by all of the Lenders party thereto.

“Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien, and in the case of the Parent, shall include (without duplication) the Parent’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.

“Secured Pool Property” means an Eligible Property that the Administrative Agent and the Lenders have agreed to include in calculations of the Maximum Loan Availability pursuant to Section 4.1. A Property shall be excluded from determinations of the Maximum Loan Availability if (a) at any time such Property shall cease to be an Eligible Property, (b) the Administrative Agent shall cease to hold a valid and perfected first priority Lien in such Property, or (c) there shall have occurred and be continuing a default (after giving effect to any applicable cure period) under the Security Deed or any other Security Document relating to such Property. For the avoidance of doubt, from and after the Collateral Release Event, no Property shall be deemed to be a Secured Pool Property.

“Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

“Security Deed” means a Deed to Secure Debt, Deed of Trust or other Mortgage executed by the Borrower or a Subsidiary of the Borrower in favor of the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider in form and substance satisfactory to the Administrative Agent.

“Security Document” means the Guaranty, any Security Deed, any Property Management Contract Assignments, and any security agreement, pledge agreement, financing statement, or other document, instrument or agreement creating, evidencing or perfecting the Administrative Agent’s Liens in any of the Collateral.

“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

“Specified Derivatives Contract” means any Derivatives Contract that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Derivatives Provider, and which was not prohibited by this Agreement when made or entered into.

“Specified Derivatives Provider” means any Person that (a) at the time it enters into a Derivatives Contract with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender (including on the Effective Date), is a party to a Derivatives Contract with a Loan Party, in each case in its capacity as a party to such Derivatives Contract.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

“Stabilization Date” means, with respect to any Pool Property, the last day of the month in which the Net Operating Income of such Property equals or exceeds the corresponding Net Operating Income levels used in the applicable Appraisal to determine the “stabilized value” of such Property for thirty (30) consecutive days as certified by the Borrower. If a new Appraisal is obtained in accordance with any of the provisions of Section 4.1(c), the Stabilization Date shall be reestablished as the last day of the month to occur following acceptance of such Appraisal by the Administrative Agent during which month the Net Operating Income of such Property equals or exceeds the corresponding Net Operating Income levels used in such Appraisal to determine the “stabilized value” of such Property as certified by the Borrower.

“Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit.

“Subordinated Debt” means Indebtedness for money borrowed of the Parent, the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans, the other Obligations and the Specified Derivatives Contracts, if any, in a manner satisfactory to the Administrative Agent in its reasonable discretion.

“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP.

“Substantial Amount” means, at the time of determination thereof, an amount in excess of 10.0% of total consolidated assets (exclusive of depreciation) at such time of the Parent and its Subsidiaries determined on a consolidated basis.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swingline Commitment” means the Swingline Lender’s obligation to make Swingline Loans pursuant to Section 2.5 in an amount up to, but not exceeding the amount set forth in the first sentence of Section 2.5(a), as such amount may be reduced from time to time in accordance with the terms hereof.

“Swingline Lender” means Wells Fargo Bank, National Association, together with its respective successors and assigns.

“Swingline Loan” means a loan made by the Swingline Lender to the Borrower pursuant to Section 2.5.

“Swingline Maturity Date” means the date which is five (5) Business Days prior to the Revolving Termination Date.

“Swingline Note” means the promissory note of the Borrower substantially in the form of Exhibit I, payable to the order of the Swingline Lender in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed.

“Tangible Net Worth” means, as of a given date, the stockholders’ equity of the Parent and its Subsidiaries determined on a consolidated basis plus accumulated depreciation and amortization, minus (to the extent included when determining stockholders’ equity of the Borrower and its Subsidiaries): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write‑up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant Lease” means any lease entered into by the Parent, the Borrower, any Loan Party or any Subsidiary with respect to any portion of a Secured Pool Property prior to the occurrence of a Collateral Release Event.

“Term Loan” means, a Tranche A Term Loan or a Tranche B Term Loan, as applicable.

“Term Loan Commitment” means, collectively, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment.

“Term Loan Lender” means, Tranche A Term Loan Lenders or Tranche B Term Loan Lenders, as applicable.

“Term Loan Maturity Date” means the Tranche A Term Loan Maturity Date or the Tranche B Term Loan Maturity Date, as applicable.

“Term Note” means a Tranche A Term Note or a Tranche B Term Note, as applicable.

“Tie‑In Jurisdiction” means a jurisdiction in which a “tie-in” endorsement may be obtained for a Title Policy covering property located in such jurisdiction which endorsement effectively ties coverage to other Title Policies covering properties located in other jurisdictions.

“Titled Agent” has the meaning given that term in Section 12.9.

“Title Insurance Company”  means Republic Title of Texas, Inc., Fidelity National, Chicago Title or First American and/or any other title insurance company or companies approved by the Administrative Agent and the Borrower.

“Title Policy”  With respect to each Secured Pool Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Administrative Agent) issued by a Title Insurance Company (with such reinsurance as the Administrative Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under Applicable Law) in an amount as the Administrative Agent may reasonably require based upon the fair market value of the applicable Secured Pool Property insuring the priority of the Mortgage thereon and that the Borrower or a Loan Party, as applicable, holds marketable or indefeasible (with respect to Texas) fee simple title to such parcel, subject only to the encumbrances acceptable to Administrative Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under Tenant Leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its reasonable discretion, and shall contain (a) a revolving credit endorsement and (b) such other endorsements and affirmative insurance as the Administrative Agent may reasonably require and is available in the state in which the Secured Pool Property is located, including but not limited to (i) a comprehensive endorsement, (ii) a variable rate of interest endorsement, (iii) a usury endorsement, (iv) a doing business endorsement, (v) an ALTA form 3.1 zoning endorsement, (vi) a “tie-in” endorsement relating to all Title Policies issued by such Title Insurance Company in respect of other Secured Pool Property in any Tie-In Jurisdiction, (vii) “first loss” and “last dollar” endorsements, and (viii) a utility location endorsement.

“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way); plus (b) with respect to all Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the 12-month period ending on such date of determination, the quotient of (i) Net Operating Income of the Parent and its Subsidiaries for such 12-month period, divided by (ii) the Capitalization Rate; plus (c) with respect to any Property acquired during the 12-month period ending on such date of determination, the acquisition price paid for all such Properties; plus (d) the GAAP book value of all Development Properties; plus (e) the acquisition price of Unimproved Land, less any GAAP impairment charges specific to any such asset; plus (f) the acquisition price of all mortgage notes receivable and mezzanine loans, less any GAAP impairment charges specific to any such asset. The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. For purposes of determining Total Asset Value, Properties which are not valued under subsections (c), (d), or (e), of this definition above, and which either have an Occupancy Rate of less than 85% as of the applicable date of determination or shall have had an Occupancy Rate of 85% or more for less than two (2) consecutive fiscal quarters during the 6-month period ending on such date of determination, shall be valued at the greater of (i) gross book value (undepreciated) reported for GAAP purposes and (ii) the capitalized value obtained under subsection (b) of this definition above, provided, however, that any such Property (x) may only be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause for a maximum of six (6) consecutive fiscal quarters (and thereafter any such Property shall be valued in accordance with subsection (b) above), and (y) may not be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause if such Property has already been valued pursuant to this clause and subsequently valued in any other manner. Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the amount of Total Asset Value attributable to (A) Properties leased under Ground Leases would exceed 20% of Total Asset Value, such excess shall be excluded, and (B) Properties subject to adjustment above for having an Occupancy Rate of less than 85% would exceed 30% of Total Asset Value (or, from and after the Collateral Release Event, 25% of Total Asset Value), such excess shall be excluded.

“Total Budgeted Cost” means, with respect to a Development Property, and at any time, the aggregate amount of all costs budgeted to be paid, incurred or otherwise expended or accrued by the Parent, the Borrower, a Subsidiary of the Parent or an Unconsolidated Affiliate with respect to such Property to achieve an Occupancy Rate of 100%, including without limitation, all amounts budgeted with respect to all of the following: (a) acquisition of land and any related improvements; (b) a reasonable and appropriate reserve for construction interest; (c) a reasonable and appropriate operating deficit reserve; (d) tenant improvements; (e) leasing commissions and (f) other hard and soft costs associated with the development or redevelopment of such Property. With respect to any Property to be developed in more than one phase, the Total Budgeted Cost shall exclude budgeted costs (other than costs relating to acquisition of land and related improvements) to the extent relating to any phase for which (i) construction has not yet commenced and (ii) a binding construction contract has not been entered into by the Parent, the Borrower, any other Subsidiary of the Parent or any Unconsolidated Affiliate, as the case may be.

“Total Indebtedness” means all Indebtedness of the Parent and its Ownership Share of all Indebtedness of all Subsidiaries.

“Tranche A Term Loan” means a loan made by a Tranche A Term Loan Lender to the Borrower pursuant to Section 2.2 and the Existing Term Loans.

“Tranche A Term Loan Commitment” means, as to each Tranche A Term Loan Lender, such Lender’s obligation to make Tranche A Term Loans pursuant to Section 2.2 of the Existing Credit Agreement. The aggregate Tranche A Term Loan Commitments as of the Effective Date are $0.

“Tranche A Term Loan Lender” means a Lender holding a Tranche A Term Loan.

“Tranche A Term Loan Maturity Date” means December 18, 2019.

“Tranche A Term Note” means a promissory note of the Borrower substantially in the form of Exhibit J-1, payable to the order of a Tranche A Term Loan Lender in a principal amount equal to the amount of such Tranche A Term Loan Lender’s Tranche A Term Loan.

“Tranche B Term Loan” means a loan made by a Tranche B Term Loan Lender to the Borrower pursuant to Section 2.2.

“Tranche B Term Loan Availability Period” means the period commencing on the Effective Date and ending on September 30, 2015.

“Tranche B Term Loan Commitment” means, as to each Tranche B Term Loan Lender, such Lender’s obligation to make Tranche B Term Loans during the Tranche B Term Loan Availability Period pursuant to Section 2.2, in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule I as such Lender’s “Tranche B Term Loan Commitment Amount”.

“Tranche B Term Loan Commitment Percentage” means, as to each Lender with a Tranche B Term Loan Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Tranche B Term Loan Commitment to (b) the aggregate amount of the Tranche B Term Loan Commitments of all Tranche B Term Loan Lenders.

“Tranche B Term Loan Lender” means a Lender having a Tranche B Term Loan Commitment, or if the Tranche B Term Loan Commitments have terminated, a Lender holding a Tranche B Term Loan.

“Tranche B Term Loan Maturity Date” means June 30, 2022.

“Tranche B Term Note” means a promissory note of the Borrower substantially in the form of Exhibit J-2, payable to the order of a Tranche B Term Loan Lender in a principal amount equal to the amount of such Tranche B Term Loan Lender’s Tranche B Term Loan.

“Type” with respect to any Revolving Loan or Term Loan, refers to whether such Loan or portion thereof is a LIBOR Loan or a Base Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

“Unencumbered Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) with respect to all Unencumbered Pool Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the 12-month period ending on such date of determination, the quotient of (i) Unencumbered NOI (excluding NOI attributable to Development Properties) for 12-month period ending on such date of determination divided by (ii) the Capitalization Rate, plus (b) with respect to any Unencumbered Pool Property acquired during the 12-month period ending on such date of determination, the acquisition price paid for all such Unencumbered Pool Properties. Notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value, to the extent the amount of Unencumbered Asset Value attributable to Unencumbered Pool Properties leased under Ground Leases would exceed 10% of Unencumbered Asset Value, such excess shall be excluded.

“Unencumbered NOI” means, for any period, NOI for all Unencumbered Pool Properties.

“Unencumbered Pool Property” means an Eligible Property included in the calculation of Unencumbered Asset Value, subject to the provisions of Section 10.1(j). A Property shall be excluded from determining Unencumbered Asset Value if at any time such Property shall cease to be an Eligible Property.

“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the following 12 months.

“Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness.

“Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense of such Person for such period (calculated at the greater of the actual rate or 6.0% per annum) attributable to Unsecured Indebtedness of such Person.

“Unsecured Liabilities” means, as to any Person as of a given date, the following (without duplication): (a) all liabilities which would, in conformity with GAAP, be properly classified as a liability on the balance sheet of such Person as of such date, plus (b) all Indebtedness of such Person (to the extent not included in the preceding clause (a)), minus (c) all liabilities included in the preceding clauses (a) and (b) that are secured by a Lien.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10(g)(ii)(B)(III).

“Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns.

“Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

“Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In

Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

b.	Section 1.2. General; References to Central Time.
Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP from time to time; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 13.6); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the preceding sentence, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Parent or a Subsidiary of such Subsidiary and a reference to an “Affiliate” means a reference to an Affiliate of the Parent. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time daylight or standard, as applicable.

c.	Section 1.3. Financial Attributes of Non-Wholly Owned Subsidiaries.
When determining the Applicable Margin and compliance by the Parent or the Borrower with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be 100.0%.

d.	Section 1.4. Amendment and Restatement of the Existing Credit Agreement.
The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 6.1, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All “Loans” made, “Obligations” incurred and “Letters of Credit” issued under the Existing Credit Agreement which are outstanding on the Agreement Date shall continue as Obligations and Letters of Credit under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, (b) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender which are outstanding on the Agreement Date shall continue as Obligations under this Agreement and the other Loan Documents, (c) all liens and security interests in favor of the Administrative Agent for the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider securing payment of the Specified Derivatives Contracts are in all respects continuing and in full force and effect with respect to all of the Obligations and the obligations under the Specified Derivatives Contracts, (d) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit and loan exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s outstanding Loans and Commitments hereunder reflect such Lender’s pro rata share of the outstanding aggregate Loans and Commitments on the Agreement Date, and (e) the Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses, if any, incurred by such Lender in connection with the sale and assignment of any LIBOR Loans (including the “LIBOR Loans” under the Existing Credit Agreement) and such reallocation described above, in each case on the terms and in the manner set forth in Section 5.4 hereof.

12.	Article II. Credit Facility

a.	Section 2.1. Revolving Loans.
(a)    Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement, including without limitation, Section 2.16, each Revolving Lender severally and not jointly agrees to make Revolving Loans to the Borrower during the period from and including the Effective Date to but excluding the Revolving Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Lender’s Revolving Commitment. Each borrowing of Revolving Loans that are to be (i) Base Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof and (ii) LIBOR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess thereof. Notwithstanding the immediately preceding two sentences but subject to Section 2.16, a borrowing of Revolving Loans may be in the aggregate amount of the unused Revolving Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans.

(b)    Requests for Revolving Loans. Not later than 11:00 a.m. Central time at least one (1) Business Day prior to a borrowing of Revolving Loans that are to be Base Rate Loans and not later than 11:00 a.m. Central time at least three (3) Business Days prior to a borrowing of Revolving Loans that are to be LIBOR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), a general statement as to the use of the proceeds of such Revolving Loans, the Type of the requested Revolving Loans, and if such Revolving Loans are to be LIBOR Loans, the initial Interest Period for such Revolving Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan or a LIBOR Loan) request that the Administrative Agent provide the Borrower with the most recent LIBOR available to the

Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter.

(c)    Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Each Revolving Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 11:00 a.m. Central time on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 2:00 p.m. Central time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent.

(d)    Assumptions Regarding Funding by Revolving Lenders. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Revolving Lender that such Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Lender’s Revolving Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Revolving Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Lender.

b.	Section 2.2. Term Loans.
(a)    Making of Term Loans. Prior to the Effective Date, certain “Term Loans” were made to the Borrower under (and as defined in) the Existing Credit Agreement which remain outstanding as of the date of this Agreement (such outstanding loans being hereinafter referred to as the “Existing Term Loans”). Subject to the terms and conditions set forth in this Agreement, the Borrower and each of the Lenders agree that on the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article VI, the Existing Term Loans shall be reevidenced as Tranche A Term Loans under this Agreement. Subject to the terms and conditions hereof, each Tranche B Term Loan Lender severally and not jointly agrees to make Tranche B Term Loans to the Borrower in up to three (3) installments during the Tranche B Term Loan Availability Period in an aggregate principal amount for all such Tranche B Term Loan Lenders and Tranche B Term Loans not to exceed $275,000,000 and, with respect to each Tranche B Term Loan Lender, in a principal amount equal to such Lender’s Tranche B Term Loan Commitment Percentage of the aggregate principal amount of the Tranche B Term Loans being requested by the Borrower; provided, that after giving effect thereto, the aggregate amount of all Tranche B Term Loans made by each Tranche B Term Loan Lender shall not exceed such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment. Upon a Lender’s funding of all or any portion of its Tranche B Term Loan Commitment, such Tranche B Term Loan Commitment of such Lender shall terminate by the amount so funded. Any undrawn portion of the Tranche B Term Loan Commitments shall be reduced to zero at the expiration of the Tranche B Term Loan Availability Period.

(b)    Requests for Term Loans. With respect to Term Loans made by the Term Loan Lenders after the Effective Date, not later than 11:00 a.m. Central time at least one (1) Business Day prior to a borrowing of Term Loans that are to be Base Rate Loans and not later than 11:00 a.m. Central time at least three (3) Business Days prior to a borrowing of Term Loans that are to be LIBOR Loans, the Borrower shall notify the Administrative Agent of such requested borrowing by hand delivery or telecopy of a Notice of Borrowing or by telephone (which, in the case of notification by telephone, shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a Notice of Borrowing). Each such Notice of Borrowing, whether telephonic or written, shall specify the aggregate principal amount of the Term Loans to be borrowed, the date such Term Loans are to be borrowed (which must be a Business Day), the Type of the requested Term Loans, whether such Term Loans shall be Tranche A Term Loans or Tranche B Term Loans, and if such Term Loans are to be LIBOR Loans, the initial Interest Period for such Term Loans. Each Notice of Borrowing, whether telephonic or written, shall be irrevocable once given and binding on the Borrower.

(c)    Funding of Term Loans. Each Term Loan Lender shall deposit an amount equal to the Term Loan to be made or made available by such Term Loan Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds by 11:00 a.m. Central time on such other date specified by the Borrower in any Notice of Borrowing. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement, not later than 2:00 p.m. Central time on the date specified by the Borrower in any Notice of Borrowing, the proceeds of such amounts received by the Administrative Agent. The Borrower may not reborrow any portion of the Term Loans once repaid.

(d)    Assumptions Regarding Funding by Lenders. With respect to Term Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Lender that such Lender will not make available to the Administrative Agent a Term Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Term Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Term Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Term Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Term Loan with interest thereon, for each day from and including the date such Term Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Term Loan, the amount so paid shall constitute such Lender’s Term Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Term Loan to be made by such Lender.

c.	Section 2.3. [Reserved].

d.	Section 2.4. Letters of Credit.
(a)    Letters of Credit. Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16, each Issuing Bank, on behalf of the Revolving Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date thirty (30) days prior to the Revolving Termination Date, one or more standby letters of credit (each a “Letter of Credit”) up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $25,000,000 as such amount may be reduced from time to time in accordance with the terms hereof (the “L/C Commitment Amount”); provided that unless the applicable Issuing Bank shall otherwise consent, no Issuing Bank shall be obligated to issue Letters of Credit hereunder having a maximum aggregate Stated Amount in excess of $12,500,000 at any one time outstanding.

(b)    Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by the applicable Issuing Bank and the Borrower. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the date that is thirty (30) days prior to the Revolving Termination Date, or (ii) any Letter of Credit have an initial duration in excess of one year; provided, however, a Letter of Credit may contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable Issuing Bank but in no event shall any such provision permit the extension of the expiration date of such Letter of Credit beyond the date that is thirty (30) days prior to the Revolving Termination Date. Notwithstanding the foregoing, a Letter of Credit may, as a result of its express terms or as the result of the effect of an automatic extension provision, have an expiration date of not more than one year beyond the Revolving Termination Date (any such Letter of Credit being referred to as an “Extended Letter of Credit”), so long as the Borrower delivers to the Administrative Agent for its benefit and the benefit of the applicable Issuing Bank and the Revolving Lenders no later than thirty (30) days prior to the Revolving Termination Date, Cash Collateral for such Letter of Credit for deposit into the Letter of Credit Collateral Account in an amount equal to the Stated Amount of such Letter of Credit; provided, that the obligations of the Borrower under this Section in respect of such Extended Letters of Credit shall survive the termination of this Agreement and shall remain in effect until no such Extended Letters of Credit remain outstanding. If the Borrower fails to provide Cash Collateral with respect to any Extended Letter of Credit by the date thirty (30) days prior to the Revolving Termination Date, such failure shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to the maximum Stated Amount of such Letter of Credit), which shall be reimbursed (or participations therein funded) by the Revolving Lenders in accordance with the immediately following subsections (i) and (j), with the proceeds being utilized to provide Cash Collateral for such Letter of Credit. The initial Stated Amount of each Letter of Credit shall be at least $100,000 (or such lesser amount as may be acceptable to the applicable Issuing Bank, the Administrative Agent and the Borrower).

(c)    Requests for Issuance of Letters of Credit. The Borrower shall give the applicable Issuing Bank and the Administrative Agent written notice at least five (5) Business Days prior to the requested date of issuance of a Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by each Issuing Bank. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 6.2, the applicable Issuing Bank shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date five (5) Business Days following the date after which such Issuing Bank has received all of the items required to be delivered to it under this subsection. No Issuing Bank shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Bank or any Revolving Lender to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. Upon the written request of the Borrower, the applicable Issuing Bank shall deliver to the Borrower a copy of each issued Letter of Credit within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document is inconsistent with a term of any Loan Document, the term of such Loan Document shall control.

(d)    Reimbursement Obligations. Upon receipt by any Issuing Bank from the beneficiary of a Letter of Credit of any demand for payment under such Letter of Credit, such Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that such Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse such Issuing Bank for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by any Issuing Bank of any payment in respect of any Reimbursement Obligation, such Issuing Bank shall promptly pay to each Revolving Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Lender’s Revolving Commitment Percentage of such payment.

(e)    Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable Issuing Bank whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse such Issuing Bank for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Borrower fails to so advise the Administrative Agent and such Issuing Bank, or if the Borrower fails to reimburse such Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the failure of which such Issuing Bank shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article VI would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Revolving Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 12:00 noon Central time and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1(a) shall not apply to any borrowing of Base Rate Loans under this subsection.

(f)    Effect of Letters of Credit on Revolving Commitments. Upon the issuance by any Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been cancelled, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Lender’s Revolving Commitment Percentage and (ii) (A) the Stated Amount of such Letter of Credit plus (B) any related Reimbursement Obligations then outstanding.

(g)    Issuing Bank’s Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, each Issuing Bank shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Issuing Banks, the Administrative Agent or any of the Lenders shall be responsible for, and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy, electronic mail or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit, or of the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Banks, the Administrative Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of each Issuing Bank’s or the Administrative Agent’s rights or powers hereunder. Any action taken or omitted to be taken by the applicable Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment), shall not create against such Issuing Bank any liability to the Borrower, the Administrative Agent or any Lender. In this connection, the obligation of the Borrower to reimburse any Issuing Bank for any drawing made under any Letter of Credit, and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against such Issuing Bank, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, such Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non‑application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower’s

Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 13.9, but not in limitation of the Borrower’s unconditional obligation to reimburse any Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), the Borrower shall have no obligation to indemnify the Administrative Agent, such Issuing Bank or any Lender in respect of any liability incurred by the Administrative Agent, such Issuing Bank or such Lender arising solely out of the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Lender with respect to any Letter of Credit.

(h)    Amendments, Etc. The issuance by any Issuing Bank of any amendment, supplement or other modification to any Letter of Credit shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through such Issuing Bank), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the Revolving Lenders, if any, required by Section 13.6. shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under the last sentence of Section 3.5(c).

(i)    Revolving Lenders’ Participation in Letters of Credit. Immediately upon the issuance by any Issuing Bank of any Letter of Credit each Revolving Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Revolving Commitment Percentage of the liability of such Issuing Bank with respect to such Letter of Credit and each Revolving Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Lender’s Revolving Commitment Percentage of such Issuing Bank’s liability under such Letter of Credit. In addition, upon the making of each payment by a Revolving Lender to the Administrative Agent for the account of any Issuing Bank in respect of any Letter of Credit pursuant to the immediately following subsection (j), such Lender shall, automatically and without any further action on the part of such Issuing Bank, the Administrative Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Revolving Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to each Issuing Bank pursuant to the second and the last sentences of Section 3.5(c)).

(j)    Payment Obligation of Revolving Lenders. Each Revolving Lender severally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, on demand in immediately available funds in Dollars the amount of such Lender’s Revolving Commitment Percentage of each drawing paid by such Issuing Bank under each Letter of Credit to the extent such amount is not reimbursed by the Borrower pursuant to the immediately preceding subsection (d); provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Revolving Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Lender’s Revolving Commitment Percentage of such drawing except as otherwise provided in Section 3.9(d). If the notice referenced in the second sentence of Section 2.4(e) is received by a Revolving Lender not later than 11:00 a.m. Central time, then such Lender shall make such payment available to the Administrative Agent not later than 2:00 p.m. Central time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 1:00 p.m. Central time on the next succeeding Business Day. Each Revolving Lender’s obligation to make such payments to the Administrative Agent under this subsection, and the Administrative Agent’s right to receive the same for the account of the applicable Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Revolving Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 11.1(e) or (f), (iv) the termination of the Revolving Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of any Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever.

(k)    Information to Lenders. Promptly following any change in Letters of Credit outstanding, the applicable Issuing Bank shall deliver to the Administrative Agent, which shall promptly deliver the same to each Revolving Lender and the Borrower, a notice describing the aggregate amount of all Letters of Credit outstanding at such time. Upon the request of any Revolving Lender from time to time, the applicable Issuing Bank shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. Other than as set forth in this subsection, no Issuing Bank shall have the duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any Issuing Bank to perform its requirements under this subsection shall not relieve any Revolving Lender from its obligations under the immediately preceding subsection (j).

(l)    Extended Letters of Credit. Each Revolving Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of an Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise.

e.	Section 2.5. Swingline Loans.
(a)    Swingline Loans. Subject to the terms and conditions hereof, including without limitation Section 2.16, the Swingline Lender agrees to make Swingline Loans to the Borrower, during the period from the Effective Date to but excluding the Swingline Maturity Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, $25,000,000, as such amount may be reduced from time to time in accordance with the terms hereof; provided that the Swingline Lender shall not be obligated to make Swingline Loans in an aggregate outstanding principal amount in excess of the amount of the Revolving Commitment of the Swingline Lender in its capacity as a Revolving Lender hereunder, minus the sum of (i) the aggregate outstanding amount of all Swingline Loans and (ii) the aggregate outstanding principal amount of such Revolving Lender’s Revolving Loans and Letter of Credit Liabilities. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, the Borrower shall immediately pay the Administrative Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Swingline Loans hereunder.

(b)    Procedure for Borrowing Swingline Loans. The Borrower shall give the Administrative Agent and the Swingline Lender notice pursuant to a Notice of Swingline Borrowing or telephonic notice of each borrowing of a Swingline Loan. Each Notice of Swingline Borrowing shall be delivered to the Swingline Lender no later than 11:00 a.m. Central time on the proposed date of such borrowing. Any telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Swingline Borrowing sent to the Swingline Lender by telecopy on the same day of the giving of such telephonic notice. Not later than 1:00 p.m. Central time on the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Section 6.2 for such borrowing, the Swingline Lender will make the proceeds of such Swingline Loan available to the Borrower in Dollars, in immediately available funds, at the account specified by the Borrower in the Notice of Swingline Borrowing.

(c)    Interest. Swingline Loans shall bear interest at a per annum rate equal to the Base Rate as in effect from time to time plus the Applicable Margin for Revolving Loans accruing interest at the Base Rate or at such other rate or rates as the Borrower and the Swingline Lender may agree from time to time in writing. Interest on Swingline Loans is solely for the account of the Swingline Lender (except to the extent a Revolving Lender acquires a participating interest in a Swingline Loan pursuant to subsection (e) of this Section 2.5). All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.6 with respect to interest on Base Rate Loans (except as the Swingline Lender and the Borrower may otherwise agree in writing in connection with any particular Swingline Loan).

(d)    Swingline Loan Amounts, Etc. Each Swingline Loan shall be in the minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $100,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and the Borrower may agree) and in connection with any such prepayment, the Borrower must give the Swingline Lender and the Administrative Agent prior written notice thereof no later than 12:00 noon Central time on the day prior to the date of such prepayment. The Swingline Loans shall, in addition to this Agreement, be evidenced by the Swingline Note.

(e)    Repayment and Participations of Swingline Loans. The Borrower agrees to repay each Swingline Loan within one (1) Business Day of demand therefor by the Swingline Lender and, in any event, within five (5) Business Days after the date such Swingline Loan was made (or, if earlier, the date on which any Revolving Loan shall be made following the date such Swingline Loan shall be made); provided, that the proceeds of a Swingline Loan may not be used to pay a Swingline Loan. Notwithstanding the foregoing, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans on the Swingline Maturity Date (or such earlier date as the Swingline Lender and the Borrower may agree in writing). In lieu of demanding repayment of any outstanding Swingline Loan from the Borrower, the Swingline Lender may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), request a borrowing of Revolving Loans that are Base Rate Loans from the Revolving Lenders in an amount equal to the principal balance of such Swingline Loan. The amount limitations contained in the second sentence of Section 2.1(a) shall not apply to any borrowing of such Revolving Loans made pursuant to this subsection. The Swingline Lender shall give notice to the Administrative Agent of any such borrowing of Revolving Loans not later than 11:00 a.m. Central time at least one (1) Business Day prior to the proposed date of such borrowing. Promptly after receipt of such notice of borrowing of Revolving Loans from the Swingline Lender under the immediately preceding sentence, the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Not later than 11:00 a.m. Central time on the proposed date of such borrowing, each Revolving Lender will make available to the Administrative Agent at the Principal Office for the account of the Swingline Lender, in immediately available funds, the proceeds of the Revolving Loan to be made by such Lender. The Administrative Agent shall pay the proceeds of such Revolving Loans to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Revolving Lenders are prohibited from making Revolving Loans required to be made under this subsection for any reason whatsoever, including without limitation, the existence of any of the Defaults or Events of Default described in Sections 11.1(e) or (f), each

Revolving Lender shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Revolving Commitment Percentage of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount and paying the proceeds thereof to the Administrative Agent for the account of the Swingline Lender in Dollars and in immediately available funds. A Revolving Lender’s obligation to purchase such a participation in a Swingline Loan shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation, (i) any claim of setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have or claim against the Administrative Agent, the Swingline Lender or any other Person whatsoever, (ii) the existence of a Default or Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 11.1(e) or (f)), or the termination of any Revolving Lender’s Revolving Commitment, (iii) the existence (or alleged existence) of an event or condition which has had or could have a Material Adverse Effect, (iv) any breach of any Loan Document by the Administrative Agent, any Lender, the Borrower or any other Loan Party, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Revolving Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender’s demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Revolving Lenders to purchase a participation therein). Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Revolving Loans, and any other amounts due it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise).

f.	Section 2.6. Rates and Payment of Interest on Loans.
(a)    Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:

(i)    during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; and

(ii)    during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor, plus the Applicable Margin for LIBOR Loans.

Notwithstanding the foregoing, while an Event of Default exists, the Borrower shall pay to the Administrative Agent for the account of each Lender and each Issuing Bank, as the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).

(b)    Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

(c)    Borrower Information Used to Determine Applicable Interest Rates. The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s, any Issuing Bank’s, or any Lender’s other rights under this Agreement.

g.	Section 2.7. Number of Interest Periods.
There may be no more than ~~eight~~eleven (~~8~~11) different Interest Periods outstanding at the same time.

h.	Section 2.8. Repayment of Loans.
(a)    Revolving Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans on the Revolving Termination Date.

(b)    Term Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Tranche A Term Loans on the Tranche A Term Loan Maturity Date. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Tranche B Term Loans on the Tranche B Term Loan Maturity Date.

i.	Section 2.9. Prepayments.
(a)    Optional. Subject to Section 5.4, the Borrower may prepay any Tranche A Term Loan or Revolving Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of the prepayment of any Loan. Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. Subject to Section 5.4, the Borrower may prepay any Tranche B Term Loan at any time subject to the payment of a prepayment premium (the “Prepayment Premium”) equal to the percentage of the principal amount so prepaid set forth in the following table corresponding to the period during which such prepayment is made:

Period	Prepayment Premium
After the Effective Date and prior to the 1-year anniversary of the Effective Date	2.0%
On or after the 1-year anniversary of the Effective Date and prior to the 2-year anniversary of the Effective Date	1.0%
On or after the 2-year anniversary of the Effective Date	0.0%

Any Prepayment Premium shall be non-refundable and payable concurrently with any such payment of any Tranche B Term Loan.

(b)    Mandatory.

(i)    Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrower shall immediately upon demand pay to the Administrative Agent for the account of the Lenders then holding Revolving Commitments (or if the Revolving Commitments have been terminated, then holding outstanding Revolving Loans, Swingline Loans and/or Letter of Credit Liabilities), the amount of such excess.

(ii)    Maximum Loan Availability Overadvance. If at any time the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the Maximum Loan Availability, the Borrower shall within three (3) days of the Borrower obtaining knowledge of the occurrence of any such excess, repay first, the outstanding principal amount of all Revolving Loans and Cash Collateralize any outstanding Letters of Credit and second, the Term Loans, ratably, by such excess. Any sums repaid in connection with the immediately preceding sentence in respect of the Revolving Loans can be reborrowed provided the Maximum Loan Availability supports such borrowing.

(iii)    Application of Mandatory Prepayments. Amounts paid under the preceding subsections (b)(i) shall be applied to pay all amounts of principal outstanding on the Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2 and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. If the Borrower is required to pay any outstanding LIBOR Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 5.4.

(c)    No Effect on Derivatives Contracts. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Derivatives Contracts entered into with respect to the Loans.

j.	Section 2.10. Continuation.
So long as no Default or Event of Default exists, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each Continuation of a LIBOR Loan shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the third (3rd) Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a LIBOR Loan with an Interest Period of one month; provided, however that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.11 or the Borrower’s failure to comply with any of the terms of such Section.

k.	Section 2.11. Conversion.
The Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, a Base Rate Loan may not be Converted into a LIBOR Loan if a Default or Event of Default exists. Each Conversion of Base Rate Loans into LIBOR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Each such Notice of Conversion shall be given not later than 11:00 a.m. Central time three (3) Business Days prior to the date of any proposed Conversion. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

l.	Section 2.12. Notes.
(a)    Notes. To the extent requested by any Revolving Lender, the Revolving Loans made by such Revolving Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to the order of such Revolving Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed. The Swingline Loans made by the Swingline Lender to the Borrower shall, in addition to this Agreement, also be evidenced by a Swingline Note payable to the order of the Swingline Lender. To the extent requested by any Term Loan Lender, the Term Loan made by a Term Loan Lender shall, in addition to this Agreement, also be evidenced by a Term Note, payable to the order of such Term Loan Lender in a principal amount equal to the amount of its Term Loan and otherwise duly completed.

(b)    Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent pursuant to Section 3.8, in the absence of manifest error, the statements of account maintained by the Administrative Agent pursuant to Section 3.8 shall be controlling.

(c)    Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at such Lender’s expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note.

m.	Section 2.13. Voluntary Reductions of the Revolving Commitment.
The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Revolving Commitments (for which purpose use of the Revolving Commitments shall be deemed to include the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all outstanding Swingline Loans) at any time and from time to time without penalty or premium upon not less than five (5) Business Days prior written notice to the Administrative Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Revolving Commitments shall not be less than $5,000,000 and integral multiples of $100,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Administrative Agent (“Commitment Reduction Notice”); provided, however, the Borrower may not reduce the aggregate amount of the Revolving Commitments below $100,000,000 unless the Borrower is terminating the Revolving Commitments in full. Promptly after receipt of a Commitment Reduction Notice the Administrative Agent shall notify each Lender of the proposed termination or Revolving Commitment reduction. Except to the extent expressly set forth in Section 2.17, the Revolving Commitments, once reduced or terminated pursuant to this Section, may not be increased or reinstated. The Borrower shall pay all interest and fees on the Revolving Loans accrued to the date of such reduction or termination of the Revolving Commitments to the Administrative Agent for the account of the Revolving Lenders, including but not limited to any applicable compensation due to each Revolving Lender in accordance with Section 5.4.

n.	Section 2.14. Extension of Revolving Termination Date.
The Borrower shall have the right, exercisable one time, to request that the Administrative Agent and the Revolving Lenders agree to extend the Revolving Termination Date by one year. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 90 days but not more than 180 days prior to the current Revolving Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Revolving Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for one year effective upon receipt by the Administrative

Agent of the Extension Request and payment of the fee referred to in the following clause (y): (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, (y) the Borrower shall have paid the Fees payable under Section 3.5(d) and (z) the Borrower shall have delivered duly executed copies of such additional documents (including without limitation, amendments to the Security Documents) as the Administrative Agent may reasonably request and the Borrower shall pay the cost of any mortgages, Title Policy or any endorsement or update thereto, and any and all costs, fees, taxes, assessments or charges required to be paid in connection therewith. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from any Responsible Officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). The Administrative Agent shall promptly notify the Borrower once the foregoing conditions have been satisfied as of the new Revolving Termination Date.

o.	Section 2.15. Expiration Date of Letters of Credit Past Revolving Commitment Termination.
If on the date the Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the Borrower shall, on such date, provide additional Cash Collateral to the Administrative Agent, for its benefit and the benefit of the Lenders and the Issuing Banks, for deposit into the Letter of Credit Collateral Account, in an amount equal to the amount of such excess.

p.	Section 2.16. Amount Limitations.
Notwithstanding any other term of this Agreement or any other Loan Document, no Lender shall be required to make a Loan, no Issuing Bank shall be required to issue a Letter of Credit and no reduction of the Revolving Commitments pursuant to Section 2.13 shall take effect, if immediately after the making of such Loan, the issuance of such Letter of Credit or such reduction in the Revolving Commitments:

(a)    the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Revolving Commitments at such time; or

(b)    the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the Maximum Loan Availability at such time.

q.	Section 2.17. Increase in Revolving Commitments and Incremental Term Loans.
The Borrower shall have the right to request increases in the aggregate amount of the Revolving Commitments or enter into one or more tranches of term loans (each an “Incremental Term Loan”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that any such increases and all such Incremental Term Loans (exclusive of increases and Incremental Term Loans pursuant to the terms of the Second Amendment) shall not exceed $225,000,000 in the aggregate. Each such increase in the Revolving Commitments or issuance of Incremental Term Loans must be an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such increase in the Revolving Commitments or issuance of Incremental Term Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Revolving Commitments or issuance of Incremental Term Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment or participate in such Incremental Term Loans, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Lenders its Revolving Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Lenders, in same day funds, an amount equal to (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.4(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 5.4 as a result of the prepayment of any such Revolving Loans. Revolving Loans made pursuant to any increased Revolving Commitment and the Incremental Term Loans (a) shall rank pari passu in right of payment with the Revolving Loans and the Term Loans, and (b) ~~in the case of Incremental Term Loans (x) shall not mature earlier than the Tranche B Term Loan Maturity Date and (y) shall have the weighted average life to maturity no shorter than the weighted average life to maturity of the Tranche B Term Loans, and (c) shall~~shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans and the Term Loans; provided that (i) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Tranche B Term Loan Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Tranche B Term Loan Maturity Date and (ii) Applicable Margins applicable to the Incremental Term Loans may deviate from the pricing of the Revolving Loans and the existing Term Loans. Incremental Term Loans may be made hereunder pursuant to an amendment or an amendment and restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender participating in such tranche and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders and consistent with the foregoing provisions of this Section 2.17, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17 and such Incremental Term Loan Amendment shall include customary provisions with respect to remedial rights under the Agreement to ensure that the existing Term Loans shall not be adversely affected by such Incremental Term Loans. Effecting the increase of the Revolving Commitments or issuance of Incremental Term Loans under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase, (y) the representations and warranties made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z)  the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all corporate, partnership, member or other necessary action taken by the Borrower to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase; (ii) an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent including matters related to such increase with respect to the Security Documents; (iii) new Revolving Notes or Term Notes executed by the Borrower, payable to any new Lenders and replacement Revolving Notes or Term Notes executed by the Borrower, payable to any existing Lenders increasing their Revolving Commitments or participating in the issuance of the Incremental Term Loans, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments or such Term Loan Lender’s Term Loan Commitment at the time of the effectiveness of such Incremental Term Loans and (iv) the Borrower shall have delivered duly executed copies of such additional documents (including without limitation, amendments to the Security Documents) as the Administrative Agent may reasonably request and the Borrower shall pay the cost of any mortgages, Title Policy or any endorsement or update thereto, and any and all costs, fees, taxes, assessments or charges required to be paid in connection therewith. In connection with any increase in the aggregate amount of the Revolving Commitments or issuance of Incremental Term Loans pursuant to this Section 2.17 any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

r.	Section 2.18. Funds Transfer Disbursements.
The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

13.	Article III. Payments, Fees and Other General Provisions

a.	Section 3.1. Payments.
(a)    Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim (excluding Taxes required to be withheld pursuant to Section 3.10), to the Administrative Agent at the Principal Office, not later than 1:00 p.m. Central time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.5, the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of any Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one (1) Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension.

(b)    Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

b.	Section 3.2. Pro Rata Treatment.
Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1(a), 2.4(e) and 2.5(e) shall be made from the Revolving Lenders, each payment of the fees under Sections 3.5(a), 3.5(b), the first sentence of 3.5(c), and 3.5(e) shall be made for the account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.13. shall be applied to the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (b) each payment or prepayment of principal of Revolving Loans shall be made for the account of the Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them, provided that, subject to Section 3.9, if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Revolving Lenders pro rata in accordance with such respective Revolving Commitments; (c) the making of Tranche B Term Loans under Section 2.2(a) shall be made from the Tranche B Term Loan Lenders, pro rata according to the amounts of their respective Tranche B Term Loan Commitments, as designated by the Borrower; (d) each payment or prepayment of principal of any tranche of Term Loans shall be made for the account of the applicable Tranche A Term Loan Lenders or Tranche B Term Loan Lenders, as applicable as designated by the Borrower, pro rata in accordance with the respective unpaid principal amounts of the applicable tranche of Term Loans held by them; (e) each payment of interest on Revolving Loans or Term Loans shall be made for the account of the Revolving Lenders or Term Loan Lenders, as applicable, pro rata in accordance with the amounts of interest on such Revolving Loans or Term Loans, as applicable, then due and payable to the respective Lenders; (f) the Conversion and Continuation of Revolving Loans or Term Loans of a particular Type (other than Conversions provided for by Sections 5.1(c) and 5.5) shall be made pro rata among the Revolving Lenders or Term Loan Lenders, as applicable, according to the amounts of their respective Revolving Loans or Term Loans, as applicable, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous; (g) the Revolving Lenders’ participation in, and payment obligations in respect of, Swingline Loans under Section 2.5, shall be in accordance with their respective Revolving Commitment Percentages; and (h) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.4, shall be in accordance with their respective Revolving Commitment Percentages. All payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Lender shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.5(e), in which case such payments shall be pro rata in accordance with such participating interests).

c.	Section 3.3. Sharing of Payments, Etc.
If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 3.2 or Section 11.5, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2 or Section 11.5, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

d.	Section 3.4. Several Obligations.
No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

e.	Section 3.5. Fees.
(a)    Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all loan fees as have been agreed to in writing by the Borrower and the Administrative Agent.

(b)    Facility Fees. During the period from the Effective Date to but excluding the Revolving Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving Lenders an unused facility fee equal to the sum of the daily amount (the “Unused Amount”) by which the aggregate amount of the Revolving Commitments exceeds the aggregate outstanding principal balance of Revolving Loans and Letter of Credit Liabilities set forth in the table below multiplied by the corresponding per annum rate:

Unused Amount	Unused Fee (percent per annum)
Greater than or equal to 50% of the aggregate amount of Revolving Commitments	0.25%
Less than 50% of the aggregate amount of Revolving Commitments	0.15%

Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Termination Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. For the avoidance of doubt, for purposes of calculating an unused facility fee, the outstanding principal balance of Swingline Loans shall not be factored into the computation.

(c)    Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for LIBOR Loans times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to but excluding the date such Letter of Credit is drawn in full. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, a fronting fee in respect of each Letter of Credit pursuant to the Fee Letters. The fees provided for in this subsection shall be nonrefundable and payable, in the case of the fee provided for in the first sentence, in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Termination Date, (iii) on the date the Revolving Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Administrative Agent. The Borrower shall pay directly to each Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any other transaction relating thereto.

(d)    Revolving Credit Extension Fee. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.14, the Borrower shall pay to the Administrative Agent for the account of each Revolving Lender a fee equal to two tenths of one percent (0.20%) of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized). Such fee shall be due and payable in full on the effective date of such extension.

(e)    Ticking Fee. From and after August 31, 2015, the Borrower agrees to pay to the Administrative Agent for the account of each Tranche B Term Loan Lender, in respect of each Tranche B Term Loan Lender’s Tranche B Term Loan Commitment, a ticking fee, which shall accrue at one quarter of one percent (0.25%) per annum on the daily amount of such Lender’s remaining Tranche B Term Loan Commitment. Such fee shall be payable (i) upon any date on which an installment of the Tranche B Term Loan Commitments has been drawn and (ii) on the earlier of the expiration date of the Tranche B Term Loan Availability Period and the date the Tranche B Term Loan Commitments have been terminated or reduced to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

(f)    Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Fee Letters and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent.

All fees payable hereunder shall be paid on the dates due and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances.

f.	Section 3.6. Computations.
Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

g.	Section 3.7. Usury.
In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.6(a)(i) through (iv) and, with respect to Swingline Loans, in Section 2.5(c). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

h.	Section 3.8. Statements of Account.
The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

i.	Section 3.9. Defaulting Lenders.
Notwithstanding anything to the contrary contained in this Agreement, if any Revolving Lender becomes a Defaulting Lender, then, until such time as such Revolving Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders and in Section 13.6.

(b)    Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.3 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks or the Swingline Lender hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or amounts owing by such Defaulting Lender under Section 2.4(j) in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Article VI were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Liabilities and

Swingline Loans are held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)    Certain Fees.

(i)    Each Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5(b) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Loans funded by it, and (2) its Revolving Commitment Percentage of the Stated Amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e).

(ii)    Each Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e).

(iii)    No Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5(d) or (e) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been paid to that Defaulting Lender).
(iv)    With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clauses (i) through (iii), the Borrower shall (x) pay to each Non‑Defaulting Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities or Swingline Loans that has been reallocated to such Non‑Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the Issuing Banks and the Swingline Lender, as applicable, the amount of any such Fee otherwise payable to such Defaulting Lender to the extent not reallocated to Non-Defaulting Lenders pursuant to the immediately following Subsection (d) and allocable to such Issuing Bank’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender and not, in the case of the Issuing Bank, Cash Collateralized in accordance with Subsection (e) of this Section 3.9, and (z) not be required to pay the remaining amount of any such Fee.

(d)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Article VI are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. ~~No~~Subject to Section 13.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(e)    Cash Collateral, Repayment of Swingline Loans.

(i)    If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize each Issuing Bank’s Fronting Exposure in accordance with the procedures set forth in this subsection.

(ii)    At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time.

(iii)    The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the applicable Issuing Bank, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the applicable Issuing Bank as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(iv)    Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(v)    Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and such Issuing Bank that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and such Issuing Bank may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

(f)    Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Banks agree in writing that a Revolving Lender is no longer a Defaulting Lender, the

Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Revolving Lenders in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately preceding subsection (d)), whereupon such Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Revolving Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Revolving Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender.

(g)    New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure (after giving effect to any reallocations in accordance with Subsection (a) of this Section 3.9) after giving effect to such Swingline Loan and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure (after giving effect to any reallocations in accordance with subsection (d) of this Section 3.9, Cash Collateral provided by the Borrower and any defaulting Lenders at such time) after giving effect thereto.

(h)    Purchase of Defaulting Lender’s Commitment. During any period that a Lender is a Defaulting Lender, the Borrower may, by the Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.5(b). No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender who is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 13.5(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, notwithstanding Section 13.5(b), shall pay to the Administrative Agent an assignment fee in the amount of $7,500. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders.

j.	Section 3.10. Taxes.
(a)    Issuing Bank. For purposes of this Section, the term “Lender” includes each Issuing Bank and the term “Applicable Law” includes FATCA.

(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)    Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)    Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.5 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection.

(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g)    Status of Lenders.

(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by

Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)    an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI;

(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(IV)    to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection

(plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)    Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

14.	Article IV. Pool Properties

a.	Section 4.1. Eligibility of Properties.
(a)    Initial Secured Pool Properties. The Properties identified on Schedule 4.1 shall, on the Effective Date, be Secured Pool Properties, and the Appraised Value initially attributable to such Property shall be as approved by the Lenders and set forth on Schedule 4.1.

(b)    Additional Secured Pool Properties. If after the Effective Date the Parent desires that the Lenders include any additional Property in calculations of the Maximum Loan Availability, the Parent shall so notify the Administrative Agent in writing. No Property will be evaluated by the Lenders unless and until the Parent delivers to the Administrative Agent the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    An executive summary of the Property including, at a minimum, the following information relating to such Property: (A) a description of such Property, such description to include the age, location, site plan, current occupancy rate and physical condition of such Property; (B) the purchase price paid or to be paid for such Property; (C) the current and projected condition of the regional market and specific submarket in which such Property is located; and (D) the current projected capital plans and, if applicable, current renovation plans for such Property;

(ii)    An operating statement for such Property audited or certified by a representative of the Parent as being true and correct in all material respects and prepared in accordance with GAAP for the previous three fiscal years, provided that, with respect to any period such Property was owned by the Parent or a Subsidiary of the Parent for less than three years, such information shall only be required to be delivered to the extent reasonably available to the Parent and such certification may be based upon the best of the Parent’s knowledge and provided further, that if such Property has been operating for less than three years, the Parent shall provide such projections and other information concerning the anticipated operation of such Property as the Administrative Agent may reasonably request;

(iii)    A current rent roll for such Property certified by a representative of the Parent as being true and correct in all material respects, and three‑year occupancy history of such Property certified by a representative of the Parent to be true and correct, provided that, with respect to any period such Property was owned by the Parent or a Subsidiary of the Parent for less than three years, such information shall only be required to be delivered to the extent reasonably available to the Parent and such certification may be based upon the best of the Parent’s knowledge;

(iv)    A copy of a recent ALTA Owner’s Policy of Title Insurance (“Owner’s Policy”) covering such Property showing the identity of the fee titleholder thereto and all matters of record;

(v)    Copies of all documents of record reflected in Schedule A and Schedule B of the Owner’s Policy and a copy of the most recent real estate tax bill and notice of assessment;

(vi)    A current or currently certified survey of such Property certified by a surveyor licensed in the applicable jurisdiction to have been prepared in accordance with the then effective Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys;

(vii)    If not adequately covered by the survey certification provided for above, a certificate from a licensed engineer or other professional satisfactory to the Administrative Agent that such Property is not located in a special flood hazard area as defined by the Federal Emergency Management Agency;

(viii)    A “Phase I” environmental assessment of such Property not more than twelve (12) months old, which report (1) has been prepared by an environmental engineering firm acceptable to the Administrative Agent and (2) complies with the requirements contained in the Administrative Agent’s guidelines adopted from time to time by the Administrative Agent to be used in its lending practice generally and any other environmental assessments or other reports relating to such Property, including any “Phase II” environmental assessment prepared or recommended by such environmental engineering firm to be prepared for such Property;

(ix)    A property condition report for such Property not more than twelve (12) months old and prepared by a firm or firms acceptable to the Administrative Agent;

(x)    Copies of (1) all Property Management Agreements relating to the use, occupancy, operation, maintenance, enjoyment or ownership of such Property, if any, and (2)  copies of all Tenant Leases with respect to such Property in excess of 75,000 square feet (or, if acceptable to the Administrative Agent, a summary of the terms thereof);

(xi)    A property zoning report indicating that such Property complies with applicable zoning and land use laws;

(xii)    UCC, tax, judgment and lien search reports with respect to the Parent and the Borrower (or Subsidiary if such Property is owned by a Subsidiary) and such Property in all necessary or appropriate jurisdictions indicating that there are no Liens of record on such Property other than Permitted Liens;

(xiii)    Plans and specifications for such Property, provided the same shall only be required to the extent reasonably available to the Parent;

(xiv)    Final certificates of occupancy and any other Governmental Approvals relating to such Property;

(xv)    Copies of all policies of insurance required by Section 8.5; and

(xvi)    Such other information the Administrative Agent may reasonably request in order to evaluate the Property (including any supplements to the Schedules hereto with respect to such Property reasonably acceptable to the Administrative Agent).

Upon its receipt and approval of the foregoing documents and information, if the Administrative Agent shall recommend acceptance of such Property as a Secured Pool Property, the Administrative Agent will so notify the Borrower and each Lender within ten (10) Business Days after receipt and review of all of such documents and information. Within five (5) Business Days of the Administrative Agent’s giving such notice to the Lenders, the Administrative Agent will send the foregoing documents and information to each of the Lenders.

(c)    Appraisal; Final Approval. Promptly upon giving notice to the Lenders under the immediately preceding subsection (b) that the Administrative Agent recommends acceptance of such Property as a Secured Pool Property because it satisfies the requirements of an Eligibility Property, the Administrative Agent shall commission, at the Administrative Agent’s discretion and the Borrower’s expense, an Appraisal of such Property, to be in form and substance satisfactory to the Administrative Agent. Within ten (10) Business Days of receipt of such Appraisal, the Administrative Agent shall review such Appraisal and shall determine the Appraised Value of such Property. If after such review and determination the Administrative Agent is unwilling to recommend acceptance of such Property as a Secured Pool Property, the Administrative Agent shall promptly notify the Borrower and the Lenders and the consideration by the Administrative Agent and the Lenders of such Property shall cease. If after such review and determination the Administrative Agent remains prepared to recommend acceptance of such Property as a Secured Pool Property, the Administrative Agent shall forward a copy of such Appraisal to the Lenders together with notice of such Appraised Value. Within ten (10) Business Days of the date on which a Lender has received all of the items referred to in this subsection and the immediately preceding subsection (b), such Lender shall notify the Administrative Agent in writing whether or not such Lender accepts such Property as a Secured Pool Property. If a Lender fails to give such notice within such time period, such Lender shall be deemed to have approved such Property as a Secured Pool Property. Such Property shall become a Secured Pool Property upon written approval of the Requisite Lenders and upon execution and delivery to the Administrative Agent of (i) a Maximum Loan Availability Certificate showing the Maximum Loan Availability after inclusion of such Property as a Secured Pool Property, (ii) if such property is owned by a Subsidiary of the Borrower, all of the items required to be delivered to the Administrative Agent under Section 8.14 if not previously delivered, (iii) the documents and items described on Schedule 6.1 (to the extent requested by the Administrative Agent) and (iv) such other items or documents as may be appropriate under the circumstances, including updates of the documents described in the immediately preceding subsections (b)(i), (b)(ii), (b)(vi), and (b)(viii), and satisfaction of all other closing requirements reasonably imposed by the Administrative Agent.

Section 4.2. Release of Secured Pool Property.

From time to time the Borrower may request, upon not less than thirty (30) days prior written notice to the Administrative Agent or such shorter period as may be acceptable to the Administrative Agent, that any Property (if then a Secured Pool Property) in its entirety be released from the Liens created by the Security Documents applicable thereto, which release (the “Property Release”) shall be effected by the Administrative Agent if the Administrative Agent determines all of the following conditions are satisfied as of the date of such Property Release:

(a)    No Default or Event of Default exists or will exist immediately after giving effect to such Property Release and the reduction in the Maximum Loan Availability by reason of the release of such Property;

(b)    The Borrower shall have delivered to the Administrative Agent a Maximum Loan Availability Certificate demonstrating on a pro forma basis, and the Administrative Agent shall have determined to its satisfaction (which determination may be based on Appraisals ordered pursuant to Section 4.3(b)(iii)), that the outstanding principal balance of the Loans, together with the Letter of Credit Liabilities and the Derivatives Termination Value of all Specified Derivatives Contracts, will not exceed the Maximum Loan Availability after giving effect to such request and any prepayment to be made and/or the acceptance of any Property as an additional or replacement Secured Pool Property to be given concurrently with such request;

(c)    The Borrower shall have delivered to the Administrative Agent all documents and instruments reasonably requested by the Administrative Agent in connection with such Property Release;

(d)    The Administrative Agent shall have determined that the market values of the remaining Secured Pool Properties have not materially deteriorated since the respective dates of acceptance as Secured Pool Properties;

(e)     The Borrower remains in compliance with the covenants contained in this Section 4.2 and Sections 10.1(a) through (d) inclusive and Section 10.1(k), in each case on a pro forma basis after giving effect to such release;

(f)     The Borrower states in writing that release is required as part of a sale or secured refinancing which shall be secured by such Secured Pool Property; and

(g)     All representations and warranties in the Loan Documents are true and accurate in all material respects at the time of such release and immediately after giving effect to such release except to the extent that any such representation or warranty relates to a specific earlier date in which case they are true and correct in all material respects as of such earlier date; provided, that to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation and warranty shall be true and correct in all respects.

Except as set forth in this Section 4.2, prior to the Collateral Release Event, no Secured Pool Property shall be released from the Liens created by the Security Documents applicable thereto.

b.	Section 4.3. Frequency of Appraisals.
Prior to the Collateral Release Event, the Appraised Value of a Secured Pool Property shall be determined or redetermined, as applicable, under each of the following circumstances:

(a)    In connection with the acceptance of a Property as a Secured Pool Property the Administrative Agent will determine the Appraised Value thereof as provided in Section 4.1; or

(b)    From time to time upon at least five (5) Business Days written notice to the Borrower and at the Borrower’s expense, the Administrative Agent may (and shall at the direction of the Requisite Lenders) redetermine the Appraised Value of a Secured Pool Property (based on a new Appraisal obtained by the Administrative Agent) in any of the following circumstances:

(i)    if a material adverse change occurs with respect to such Secured Pool Property, including, without limitation, a material deterioration in the Net Operating Income of such Property, a major casualty at such Property that is not fully covered by insurance, a material condemnation of any part of such Property, a material change in the market conditions affecting such Property or a material decrease in the leasing level of such Property; or

(ii)    if necessary in order to comply with FIRREA or other Applicable Law relating to the Administrative Agent or the Lenders; or

(iii)     if the Administrative Agent determines an Appraisal of such Property is necessary in connection with its determination under Section 4.2(b) regarding the release of a Secured Pool Property; or

(c)    Once during the period prior to the Collateral Release Event (but not during the six month period prior to the Tranche B Term Loan Maturity Date), or more frequently if any Default or Event of Default has occurred and is continuing, upon written notice from the Administrative Agent to the Borrower, all at the Borrower’s expense;

(d)    At any time by the request of the Borrower, at the Borrower’s expense; or

(e)    At any time and from time to time, the Administrative Agent may (and shall at the written direction of the Requisite Lenders) redetermine the Appraised Value of a Secured Pool Property (based on a new Appraisal obtained by the Administrative Agent), all at the Lenders’ expense.

All Appraisals shall be engaged by the Administrative Agent and subject to satisfactory review and approval of the Administrative Agent.

c.	Section 4.4. Frequency of Calculations of Maximum Loan Availability.
Initially, the Maximum Loan Availability shall be the amount set forth as such in the Maximum Loan Availability Certificate delivered under Section 6.1. Thereafter, the Maximum Loan Availability shall be the amount set forth as such in the Maximum Loan Availability Certificate delivered from time to time under Article IX or Section 4.2(b). Any increase in the Appraised Value of a Secured Pool Property shall become effective as of the next determination of the Maximum Loan Availability as provided in this Section, provided that prior to such date of determination (a) if such increase is the result of an increase in the Appraised Value of such Secured Pool Property, the Requisite Lenders shall have given their written approval of such increase, the applicable Maximum Loan Availability Certificate substantiates such increase and (b) the Borrower delivers to the Administrative Agent the following: (i) if the Property is not located in a Tie‑In Jurisdiction and such increase is the result of an increase in the Appraised Value of such Property, an endorsement to the Title Policy in favor of the Administrative Agent with respect to such Property increasing the coverage amount thereof as related to such Property to not less than 70% of the Appraised Value (based on the “stabilized value” of such Property and excluding the value of personal property) for such Property and (ii) if the Property is located in a Tie‑In Jurisdiction, an endorsement to the Title Policy in favor of the Administrative Agent with respect to such Property increasing the coverage amount thereof as related to such Property to not less than the portion of the Maximum Loan Availability attributable to such Property, as well as endorsements to all other existing Title Policies issued to the Administrative Agent with respect to all other Properties located in Tie‑In Jurisdictions reflecting an increase in the aggregate insured amount under the “tie-in”

endorsements to an amount equal to the Maximum Loan Availability (including the Property which experienced the increase in Appraised Value) but in no event in an amount in excess of the aggregate amount of the Commitments and Term Loans.

15.	Article V. Yield Protection, Etc.

a.	Section 5.1. Additional Costs; Capital Adequacy.
(a)    Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(b)    Additional Costs. In addition to, and not in limitation of the immediately preceding subsection, the Borrower shall promptly pay to the Administrative Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making, Continuing, Converting to or maintaining of any Loans or its obligation to make any Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or such obligation or the maintenance by such Lender of capital in respect of its Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that:

(i)    changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or its Commitments (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes);

(ii)    imposes or modifies any reserve, special deposit, compulsory loan, insurance charge or similar requirements (other than Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on LIBOR Loans is determined to the extent utilized when determining LIBOR for such Loans) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or

(iii)    imposes on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender.

(c)    Lender’s Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsections (a) and (b), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.5 shall apply).

(d)    Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy, liquidity or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to the Issuing Banks of issuing (or any Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by any Issuing Bank or any Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Lender, the Borrower shall pay immediately to such Issuing Bank or, in the case of such Lender, to the Administrative Agent for the account of such Lender, from time to time as specified by such Issuing Bank or such Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Lender for such increased costs or reductions in amount.

(e)    Notification and Determination of Additional Costs. Each of the Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to notify the Borrower (and in the case of an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Agreement Date entitling the Administrative Agent, such Issuing Bank or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Administrative Agent, any Issuing Bank or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of an Issuing Bank or a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, such Issuing Bank or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, absent manifest error. The Borrower shall pay the Administrative Agent, any such Issuing Bank and or any such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

b.	Section 5.2. Suspension of LIBOR Loans.
Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period:

(a)    the Administrative Agent shall determine (which determination shall be conclusive) that reasonable and adequate means do not exist for the ascertaining LIBOR for such Interest Period;

(b)    the Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

(c)    the Administrative Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining LIBOR Loans for such Interest Period;

then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan.

c.	Section 5.3. Illegality.
Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.5 shall be applicable).

d.	Section 5.4. Compensation.
The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its sole discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to:

(a)    any payment or prepayment (whether mandatory or optional) of a LIBOR Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or

(b)    any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 6.2 to be satisfied) to borrow a LIBOR Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

Not in limitation of the foregoing, such compensation shall include, without limitation, in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if LIBOR were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate LIBOR quoted on such date. Upon the Borrower’s request, the Administrative Agent shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

e.	Section 5.5. Treatment of Affected Loans.
If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1(c), Section 5.2 or Section 5.3 then such Lender’s LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 5.1(c), Section 5.2, or Section 5.3 on such earlier date as such Lender or the Administrative Agent, as applicable, may specify to the Borrower (with a copy to the Administrative Agent, as applicable)) and, unless and until such Lender or the Administrative Agent, as applicable, gives notice as provided below that the circumstances specified in Section 5.1, Section 5.2 or Section 5.3 that gave rise to such Conversion no longer exist:

(i)    to the extent that such Lender’s LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s LIBOR Loans shall be applied instead to its Base Rate Loans; and

(ii)    all Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If such Lender or the Administrative Agent, as applicable, gives notice to the Borrower (with a copy to the Administrative Agent, as applicable) that the circumstances specified in Section 5.1(c), 5.2 or 5.3 that gave rise to the Conversion of such Lender’s LIBOR Loans pursuant to this Section no longer exist (which such Lender or the Administrative Agent, as applicable, agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

f.	Section 5.6. Affected Lenders.
If (a) a Lender requests compensation pursuant to Section 3.10 or 5.1, and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1(c) or 5.3 but the obligation of the Requisite Lenders shall not have been suspended under such Sections, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 13.5(b) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender, plus (y) the aggregate amount of payments previously made by the Affected Lender under Section 2.4(j) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender, any other Lender or any Titled Agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10, 5.1 or 5.4) with respect to any period up to the date of replacement.

g.	Section 5.7. Change of Lending Office.
Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10, 5.1 or 5.3 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

h.	Section 5.8. Assumptions Concerning Funding of LIBOR Loans.
Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article.

16.	Article VI. Conditions Precedent

a.	Section 6.1. Initial Conditions Precedent.
The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the satisfaction or waiver of the following conditions precedent:

(a)    The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)    counterparts of this Agreement executed by each of the parties hereto;

(ii)    Revolving Notes and Term Notes executed by the Borrower, payable to each applicable Lender (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a) and the Swingline Note executed by the Borrower;

(iii)    the Guaranty executed by each of the Guarantors initially to be a party thereto;

(iv)    an opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Parent, the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering the matters set forth in Exhibit L;

(v)    the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party (or certification from the Secretary of the applicable Loan Party that there have been no changes thereto since the Original Closing Date);

(vi)    a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party;

(vii)    a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Swingline Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation;

(viii)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

(ix)    a Maximum Loan Availability Certificate calculated as of the Effective Date;

(x)    Appraisals of all Secured Pool Properties, together with all other due diligence reasonably requested by the Administrative Agent with respect to each Secured Pool Property, including, to the extent requested by the Administrative Agent, the items set forth on Schedule 6.1 hereto;

(xi)    a Compliance Certificate calculated on a pro forma basis for the Parent’s fiscal quarter ending March 31, 2015;

(xii)    a Disbursement Instruction Agreement effective as of the Agreement Date;

(xiii)    evidence that all accrued and unpaid interest, fees and expenses then due and owing by the Loan Parties under the Existing Credit Agreement as of the Effective Date shall have been paid in full;

(xiv)    copies of all Specified Derivatives Contracts in existence on the Agreement Date;

(xv)    copies of the form of Tenant Lease to be used for each Property from the Effective Date until the Revolving Termination Date and each Tenant Lease entered into as of the Agreement Date with respect to such Property;

(xvi)    evidence that the Fees, if any, then due and payable under Section 3.5, together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent, the Arrangers and any of the Lenders pursuant to the Fee Letters or pursuant to the terms of this Agreement, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;

(xvii)    insurance certificates, or other evidence, providing that the insurance coverage required under Section 8.5 (including, without limitation, both property and liability insurance) is in full force and effect and stating that the coverage shall not be cancelable or materially changed without ten (10) days prior written notice to the Administrative Agent of any cancellation for nonpayment of premiums, and not less than thirty (30) days prior written notice to the Administrative Agent of any other cancellation or any modification (including a reduction in coverage), together with appropriate evidence that the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks, and the Specified Derivatives Providers is named as a mortgagee lender’s loss payee and additional insured, as appropriate, on all insurance policies that the Borrower, any Loan Party or any other Subsidiary actually maintains with respect to any Property and improvements on such Property; and

(xviii) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request;

(b)    there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Parent and its Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;

(c)    no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Parent or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party;

(d)    the Parent, the Borrower, the other Loan Parties and the other Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound;

(e)    the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act; and

(f)    there shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents.

b.	Section 6.2. Conditions Precedent to All Loans and Letters of Credit.
In addition to satisfaction or waiver of the conditions precedent contained in Section 6.1, the obligations of (i) Lenders to make any Loans and (ii) the Issuing Banks to issue Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.16 would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder and (c) in the case of the borrowing of Revolving Loans, the Administrative Agent shall have received a timely Notice of Borrowing, in the case of a Swingline Loan, the Swingline Lender shall have received a timely Notice of Swingline Borrowing, and in the case of the issuance of a Letter of Credit the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance of such Letter of Credit. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued that all conditions to the making of such Loan or issuing of such Letter of Credit contained in this Article VI have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent, the Borrower and the Lenders that the conditions precedent for initial Loans set forth in Sections 6.1 and 6.2 that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.

17.	Article VII. Representations and Warranties

a.	Section 7.1. Representations and Warranties.
In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of the Issuing Banks, to issue Letters of Credit, each of the Parent and the Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows:

(a)    Organization; Power; Qualification. Each of the Parent and the Borrower, the other Loan Parties and the other Subsidiaries of the Parent (i) is a corporation, limited liability company, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, (ii) has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and (iii) is in good standing as a foreign corporation, limited liability company, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

(b)    Ownership Structure. Part I of Schedule 7.1(b) is, as of the Agreement Date, a complete and correct list of all Subsidiaries of the Parent setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interest in such Subsidiary, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests. As of the Agreement Date, except as disclosed in such Schedule and, in the case of clause (A), Schedule 1.1(c), (A) each of the Parent, the Borrower and the Subsidiaries of the Parent owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other Equity Interests of any type in, any such Person. As of the Agreement Date, Part II of Schedule 7.1(b) correctly sets forth all Unconsolidated Affiliates of the Parent, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Parent.

(c)    Authorization of Loan Documents and Borrowings. Each of the Parent and the Borrower has the right and power, and has taken all necessary corporate, limited liability company, or partnership action required to authorize it, to borrow and obtain other extensions of credit hereunder. Each of the Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary corporate, limited liability company or partnership action required to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents to which the Parent, the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(d)    Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.

(e)    Compliance with Law; Governmental Approvals. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.

(f)    Title to Properties; Liens. Schedule 7.1(f) is a complete and correct listing of all real estate assets of the Borrower, each other Loan Party and each other Subsidiary, as of the date of the financial statements for the fiscal quarter most recently ended prior to the Agreement Date, and sets forth all material adjustments thereto as of the Agreement Date occurring as a result of any transaction occurring after the date of such financial statements, and for each such Property, the current occupancy status of such Property and whether such Property is a Development Property and, if such Property is a Development Property, the status of completion of such Property. Except as indicated on Schedule 7.1(f) or other adjustments which are not material in amount, the Borrower, each other Loan Party and each other Subsidiary owns or leases the assets reflected in the most recent consolidated balance sheet of the Parent as of the date thereof or acquired or leased since that date (except property sold or otherwise disposed of in the ordinary course since such date). Schedule 4.1 is, as of the Agreement Date, a complete and correct listing of all Pool Properties. As of the occurrence of the Collateral Release Event, the list of Properties attached to the certificate referenced in the definition of “Collateral Release Event” will be a complete and correct listing of all Unencumbered Pool Properties. Each of the Borrower and the Parent, each other Loan Party and each other Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets. None of the Collateral is subject to any Lien other than Permitted Liens. No Pool Property is subject to any Lien other than Permitted Liens. Each Property included in the calculation of the Maximum Loan Availability satisfies all requirements under the Loan Documents for being an Eligible Property.

(g)    Existing Indebtedness; Total Indebtedness. Part I of Schedule 7.1(g) is a complete and correct listing of all Indebtedness (including all Guarantees other than Guarantees entered into in the ordinary course of business guaranteeing the payment of tenant improvement allowances under Tenant Leases) in excess of $1,000,000 of each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent, as of the date of the financial statements for the fiscal quarter most recently ended prior to the

Agreement Date, and sets forth all material adjustments thereto as of the Agreement Date occurring as a result of any transaction occurring after the date of such financial statements and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. As of the Agreement Date, the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent have performed and are in compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness. There are no liabilities, contingent or otherwise, of Parent or any of its Subsidiaries involving material amounts not disclosed in the financial statements of Parent and the related notes thereto as of the date of such financial statements. Part II of Schedule 7.1(g) is a complete and correct listing of all total liabilities of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent included in the calculation of total liabilities as of the date of the financial statements for the fiscal quarter most recently ended prior to the Agreement Date, and sets forth all material adjustments thereto as of the Agreement Date occurring as a result of any transaction occurring after the date of such financial statements.

(h)    Secured Pool Properties. Prior to the Collateral Release Event,

(i)    Americans with Disabilities Act Compliance. To each Loan Party’s knowledge, the Secured Pool Properties comply in all material respects with the requirements and regulations of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., as amended from time to time.
(ii)    Property Agreements. The Parent and the Borrower have delivered to the Administrative Agent true, correct and complete copies of each Property Management Agreement. To each Loan Party’s knowledge, each Property Management Agreement is in full force and effect, has not been amended or modified, and there are no defaults or events of default thereunder.
(iii)    Certificate of Occupancy; Licenses. To each Loan Party’s knowledge, all material certificates, permits, licenses and approvals, including certificates of completion and occupancy permits, required for the legal use, occupancy and operation of each Secured Pool Property as an office building (excluding, however, certificates of occupancy for tenant spaces and improvements) have been obtained and are in full force and effect. The Parent and the Borrower shall cause all such certificates, permits, licenses and approvals to be maintained in full force and effect. The use being made of each Secured Pool Property is in conformity with all certificates, permits, licenses and approvals issued for and currently applicable to each Secured Pool Property.
(iv)    Physical Condition. Except as disclosed in the building condition reports addressed and certified to the Administrative Agent in connection with the disbursements of the Loans on the Agreement Date, to each Loan Party’s knowledge: (a) each Secured Pool Property (including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, as applicable) is in good condition, order and repair in all material respects subject to ordinary wear and tear; and (b) there exist no structural or other material defects in or damage to any Secured Pool Property, whether latent or otherwise. No Loan Party has received or has any knowledge of: (i) any written notice from any insurance company or bonding company of any defects or inadequacies in any Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon; or (ii) any written notice of any termination or threatened termination of any policy of insurance or bond.
(v)    Boundaries. Except as disclosed in the Title Policies or on the surveys delivered by the Borrower to the Administrative Agent in connection with the disbursements of the Loans on the Agreement Date, all of the improvements at each Secured Pool Property lie wholly within the boundaries and building restriction lines of such Secured Pool Property, and no improvements on adjoining properties encroach upon any Secured Pool Property, and no improvements encroach upon or violate any easements or other encumbrances upon any Secured Pool Property, except those which are insured against by title insurance.
(vi)    Flood Zone. Except as set forth on Schedule 7.1(h)(vi), no portion of any Secured Pool Property is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area.
(vii)    Filing and Recording Taxes. To Borrower’s knowledge, all transfer taxes, deed stamps, intangible taxes, personal property taxes or other amounts in the nature of transfer or debt taxes required to be paid under applicable law in connection with the transfer of or debt on the Secured Pool Properties, if any, have been paid. Any mortgage or deed of trust recording, stamp, intangible, personal property or other similar taxes required to be paid under applicable law in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Documents, have been paid or are being paid simultaneously herewith. Except as disclosed in the Title Policies, to each Loan Party’s knowledge, all taxes and governmental assessments due and owing in respect of the Secured Pool Properties have been paid.
(viii)    Reserved.
(ix)    Tenant Leases. Except as disclosed on Schedule 7.1(h)(ix) and in the rent roll for the Secured Pool Properties delivered to and approved by the Administrative Agent in connection with the disbursement of Loan proceeds on the Agreement Date (the “Rent Roll”), and on the estoppel certificates from the tenants at the Secured Pool Properties delivered to the Administrative Agent on the Agreement Date, with respect to the Secured Pool Properties: (a) the Loan Party owning the fee interest in the Secured Pool Property relating to such Rent Roll (the “Applicable Loan Party”) is the sole owner of the entire lessor’s interest in the Tenant Leases; provided, with respect to the Secured Pool Properties known as “250 W. Pratt” and “Colorado Building”, the Loan Parties owning such properties are tenants-in-common which own undivided interests in such properties; (b) to each Loan Party’s knowledge, the Tenant Leases are valid and enforceable against the Applicable Loan Party and the tenants set forth therein and are in full force and effect; (c) all of the Tenant Leases are arms-length agreements with bona fide, independent third parties; (d) to each Loan Party’s knowledge, no party under any Tenant Lease is in default beyond any applicable notice and/or grace period thereunder; (e) all rents due have been paid in full and no tenant is in arrears in its payment of rent (other than payment of work orders, direct utility recovery and CAM reconciliation not more than 60 days past due); (f) neither the Parent, the Borrower nor the Applicable Loan Party nor any of their Affiliates has assigned or otherwise pledged or hypothecated the rents reserved in the Tenant Leases; (g) none of the rents has been collected for more than one (1) month in advance (except security deposits, percentage rent, if any, and other amounts collected and subject to later reconciliation pursuant to the terms of the applicable Tenant Leases, which shall not be deemed rent collected in advance); (h) the premises demised under the

Tenant Leases have been completed and the tenants have accepted the same and have taken possession of the same on a rent-paying basis with no rent concessions to any tenants; (i) to each Loan Party’s knowledge, there exist no offsets or defenses to the payment of any portion of the rents and Applicable Loan Party has no monetary obligation to any tenant under any Tenant Lease which has not been disclosed in writing to the Administrative Agent; (j) neither the Parent, the Borrower nor the Applicable Loan Party has received any written notice from any tenant challenging the validity or enforceability of any Tenant Lease; (k) to each Loan Party’s knowledge, there are no agreements with the tenants other than expressly set forth in each Tenant Lease; (l) no Tenant Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (m) to each Loan Party’s knowledge, no Person has any possessory interest in, or right to occupy, such Secured Pool Property except under and pursuant to a Tenant Lease; (n) to each Loan Party’s knowledge, no event has occurred that, but for the giving of notice and/or passage of time, would give any tenant any right to terminate any Tenant Lease at such Secured Pool Property; (o) all security deposits relating to the Tenant Leases reflected on the Rent Roll have been collected by the Applicable Loan Party and, if required pursuant to the terms hereof, delivered to the Administrative Agent; (p) no brokerage commissions or finder’s fees are due and payable regarding any Tenant Lease; (q) to each Loan Party’s knowledge, each tenant is in actual, physical occupancy of the premises demised under its Tenant Lease; and (r) no Tenant is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. Notwithstanding the foregoing, when the representations in this section are remade from time to time in accordance with this Agreement, such representations shall be made with respect to the Rent Rolls of the applicable Secured Pool Properties delivered to the Administrative Agent from time to time.
(x)    Property Information. Except as set forth on the Title Policy or surveys delivered in connection with the disbursement of the Loans on the Agreement Date, or in the zoning reports delivered to the Administrative Agent in connection with the disbursement of the Loans on the Agreement Date: to Borrower’s knowledge, (a) the Secured Pool Properties include sufficient on-site parking to comply with Applicable Law; (b) the Secured Pool Properties currently abut completed and dedicated public thoroughfares; and (c) no Loan Party has any knowledge, or reason to believe that any archaeological ruins, discoveries or specimens, or cemeteries exist on any Secured Pool Property.

(xi)    Brokers. Except as set forth on Schedule 7.1(h)(xi), no agreements exist which are binding on any of the Loan Parties relating to the leasing of premises within the Secured Pool Properties by brokers or other similar agents.

(xii)    Parking. Except as set forth on Schedule 7.1(h)(xii), no agreements exist which are binding on any of the Loan Parties relating to the rights of tenants at the Secured Pool Properties to park at locations other than at the Secured Pool Properties

(xiii)    Management. Except as set forth on Schedule 7.1(h)(xiii), no agreements exist which are binding on any of the Loan Parties relating to the management of the Secured Pool Properties

(i)    Litigation. Except as set forth on Schedule 7.1(i), there are no actions, suits or proceedings pending (or, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Document. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent.

(j)    Taxes. All federal, state and other tax returns of each of the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Parent required by Applicable Law to be filed have been duly filed (or the applicable Loan Party has obtained an extension for filing in respect thereof), and all federal, state and other taxes, assessments and other governmental charges or levies upon, each of the Parent, the Borrower, each Loan Party, each other Subsidiary of the Parent and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States income tax returns of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent is under audit. All charges, accruals and reserves on the books of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent in respect of any taxes or other governmental charges are in accordance with GAAP.

(k)    Financial Statements. The Borrower has furnished to the Administrative Agent copies of (i) the audited consolidated balance sheets of the Parent and its consolidated Subsidiaries for the fiscal years ended December 31, 2013 and December 31, 2014, and the related audited consolidated statements of operations, changes in shareholders’ equity and cash flow for the fiscal years ended on such dates, with the opinion thereon of Deloitte & Touche LLP, and (ii) the unaudited condensed consolidated balance sheets of the Parent and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2015, and the related unaudited consolidated statements of operations, changes in shareholders’ equity and cash flow of the Parent and its consolidated Subsidiaries for the fiscal quarter period ended on such date. Such financial statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly as of the respective dates thereof, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Parent and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments). None of the Parent, the Borrower or any of their respective Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that would be required to be set forth in its financial statements or notes thereto, except as referred to or reflected or provided for in said financial statements.

(l)    No Material Adverse Change. Since December 31, 2014, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect. ~~Each~~Except as set forth on Schedule 7.1(l), each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent is Solvent.

(m)    Operating Statements. Each of the operating summaries pertaining to each of the Properties then included in calculations of the Appraised Value delivered by the Borrower to the Administrative Agent in accordance with Section 9.4(d) fairly presents the Net Operating Income of each such Property for the period then ended.

(n)    ERISA.

(i)    Except as set forth on Schedule 7.1(n), each Benefit Arrangement is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws in all material respects. Except with respect to Multiemployer Plans, each Qualified Plan (A) has received a favorable determination from the Internal Revenue Service applicable to such Qualified Plan’s current remedial amendment cycle (as defined in Revenue Procedure 2007-44 or “2007-44” for short), (B) has timely filed for a favorable determination letter from the Internal Revenue Service during its staggered remedial amendment cycle (as defined in 2007-44) and such application is currently being processed by the Internal Revenue Service, (C) had filed for a determination letter prior to its “GUST remedial amendment period” (as defined in 2007-44) and received such determination letter and the staggered remedial amendment cycle first following the GUST remedial amendment period for such Qualified Plan has not yet expired, or (D) is maintained under a prototype plan and may rely upon a favorable opinion letter issued by the Internal Revenue Service with respect to such prototype plan. To the best knowledge of the Parent and the Borrower, nothing has occurred which would cause the loss of its reliance on each Qualified Plan’s favorable determination letter or opinion letter.

(ii)    With respect to any Benefit Arrangement that is a retiree welfare benefit arrangement, all amounts have been accrued on the applicable ERISA Group’s financial statements in accordance with FASB ASC 715. The “benefit obligation” of all Plans does not exceed the “fair market value of plan assets” for such Plans by more than $10,000,000 all as determined by and with such terms defined in accordance with FASB ASC 715.

(iii)    Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending, or to the best knowledge of the Parent and the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; (iii) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (iv) no member of the ERISA Group has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code.

(o)    Absence of Default. None of the Parent, the Borrower, the other Loan Parties or any of the other Subsidiaries of the Parent is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)    Environmental Laws. Each of the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Parent: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals with respect to the Secured Pool Properties, and, with respect to Properties other than Secured Pool Properties only, where the failure to obtain or comply with each of the immediately preceding clauses (i) through (iii) could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 7.1(p), no Loan Party has any knowledge of, or has received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Parent, their respective businesses, operations or with respect to the Secured Pool Properties or, with respect to the Properties other than the Secured Pool Properties, where the same could reasonably be expected to have a Material Adverse Effect, in each case where the same may: (x) cause or contribute to a violation of or noncompliance with Environmental Laws, (y) cause or contribute to any other potential common‑law or legal claim or other liability, or (z) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document under any Environmental Law which has not been filed or recorded and, with respect to the immediately preceding clauses (x) through (z) is based on or related to the on-site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. Except as set forth on Schedule 7.1(p), there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Parent’s or the Borrower’s knowledge threatened, against the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent relating in any way to Environmental Laws with respect to the Secured Pool Properties and, with respect to Properties that are not Secured Pool Properties only, which~~,~~ reasonably could be expected to have a Material Adverse Effect. Except as set forth on Schedule 7.1(p), none of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. Except as set forth on Schedule 7.1(p), to the Parent’s and the Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties are or have been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except, with respect to Properties that are not Secured Pool Properties only, to the extent that such generation, transportation or disposal could not reasonably be expected to result in a Material Adverse Effect.

(q)    Investment Company. None of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

(r)    Margin Stock. None of the Parent, the Borrower, any other Loan Party or any Subsidiary of the Parent is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

(s)    Affiliate Transactions. Except as permitted by Section 10.9 or as otherwise set forth on Schedule 7.1(s), none of the Borrower, any other Loan Party or any other Subsidiary is a party to or bound by any agreement or arrangement with any Affiliate.

(t)    Intellectual Property. Each of the Parent, the Borrower, any other Loan Party and any other Subsidiary of the Parent owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person. All such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances. No material claim has been asserted by any Person against Parent, the Borrower, any other Loan Party or any other Subsidiary with respect to the use of any such Intellectual Property by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent, or challenging or questioning the validity or effectiveness of any such Intellectual Property. The use of such Intellectual Property by the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent that could reasonably be expected to have a Material Adverse Effect.

(u)    Business. As of the Agreement Date, the Borrower, the other Loan Parties and the other Subsidiaries are engaged in the business of ownership, operation and development of office properties, non-office properties and business consistent with operation of the Parent and the Borrower as of the Agreement Date, together with other business activities incidental thereto.

(v)    Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent ancillary to the transactions contemplated hereby.

(w)    Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments and absence of full footnote disclosure). All financial projections and other forward looking statements prepared by or on behalf of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on reasonable assumptions. No fact is known to any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading; provided that such representation shall not include any such information prepared by any third party at the request of and for the benefit of the Administrative Agent or any Lender and that has not otherwise been made available to the Administrative Agent or any Lender in writing by the Borrower, or any of the Borrower’s representatives, subsidiaries or affiliates (or on the Borrower’s or the Borrower’s representatives’, subsidiaries’ or affiliates’ behalf).

(x)    Not Plan Assets; No Prohibited Transactions. None of the assets of the Borrower, any other Loan Party or any other Subsidiary of the Parent constitutes “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Assuming that no Lender funds any amount payable by it hereunder with “plan assets,” as that term is defined in 29 C.F.R. 2510.3-101, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code.

(y)    OFAC. None of the Parent, the Borrower, any of the other Loan Parties, any of the other Subsidiaries of the Parent, or any other Affiliate of the Parent: (i) is a person named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time; (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person resident in a country that is subject to or the target of a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; or (iii) derives any of its assets or operating income from investments in or transactions with any such country, agency, organization or person; and none of the proceeds from any Loan, and no Letter of Credit, will be used to finance any operations, investments or activities in, or make any payments to, any such country, agency, organization, or person. The Borrower, its Subsidiaries and their respective officers and to the knowledge of the Borrower its directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan or Letter of Credit, use of the proceeds of any Loan or Letter of Credit, or other transactions contemplated hereby will violate Anti-Corruption Laws. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

(z)    REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT.

(aa)    Collateral Release Event. Prior to the Collateral Release Event, each Secured Pool Property, and from and after the Collateral Release Event each Unencumbered Pool Property, is an Eligible Property.

(bb)    Security Interests. Each of the Security Documents creates, as security for the Obligations and the Specified Derivatives Contracts, a valid and enforceable Lien on all of the Collateral, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens), in favor of the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider.

b.	Section 7.2. Survival of Representations and Warranties, Etc.
All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date, the date on which any extension of the Revolving Termination Date is effectuated pursuant to Section 2.14, the date on which any increase of the Revolving Commitments or Term Loan Commitments are effectuated pursuant to Section 2.17, the date of funding of any Term Loans after the Agreement Date and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit.

18.	Article VIII. Affirmative Covenants
For so long as this Agreement is in effect, the Parent and the Borrower shall, and shall cause each other Loan Party and Subsidiary thereof to, comply with the following covenants:

a.	Section 8.1. Preservation of Existence and Similar Matters.
Except as otherwise permitted under Section 10.4, each of the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.

b.	Section 8.2. Compliance with Applicable Law.
The Parent and the Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary of the Parent to comply, and the Parent and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary of the Parent to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Applicable Law (including, without limitation, Anti-Corruption Laws and Sanctions), including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect.

c.	Section 8.3. Maintenance of Property.
In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted.

d.	Section 8.4. Conduct of Business.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, carry on its respective businesses substantially in the same manner as described in Section 7.1(u).

e.	Section 8.5. Insurance.
In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. The Parent and the Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby and/or insurance certificates, in form acceptable to the Administrative Agent, providing that the insurance coverage required under this Section 8.5 (including without limitation, both property and liability insurance) is in full force and effect and, prior to the Collateral Release Event, stating that coverage shall not be cancelable or materially changed without ten (10) days prior written notice to the Administrative Agent of any cancelation for nonpayment of premiums, and not less than thirty (30) days prior written notice to the Administrative Agent of any other cancellation or any modification (including a reduction in coverage), together with appropriate evidence that the Administrative Agent, for the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers, is named as mortgagee lender’s loss payee and additional insured, as appropriate, on all insurance policies that the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent actually maintains with respect to any Property and improvements on such Property. Such insurance shall, in any event, include terrorism coverage and all of the following:

(a)    Insurance against loss to such Properties on an “all risk” policy form, covering insurance risks no less broad than those covered under a Special Multi Peril (SMP) policy form, which contains a Commercial ISO “Causes of Loss-Special Form,” in the then current form, and such other risks as the Administrative Agent may reasonably require, in amounts equal to the full replacement cost of the Properties including fixtures and equipment, the Borrower’s interest in leasehold improvements, and the cost of debris removal, with, if required by the Administrative Agent, an agreed amount endorsement, and with deductibles of not more than $25,000 (or such higher commercially reasonable deductible as the Administrative Agent shall determine in its sole discretion), except that any deductibles for any insurance covering damage by windstorm may be in amounts up to 5% of the value of the Property insured;

(b)    Business income insurance in amounts sufficient to pay during any period in which a Property may be damaged or destroyed, for a period of twenty-four (24) months; (i) at least 100% of all rents and (ii) all amounts (including, but not limited to, all taxes, assessments, utility charges and insurance premiums) required to be paid by tenants of the Property;

(c)    During the making of any alterations or improvements to a Property, carry or cause to be carried builder’s completed value risk insurance against “all risks of physical loss” for the full replacement cost of the construction Properties;

(d)    Insurance against loss or damage by flood or mud slide in compliance with the Flood Disaster Protection Act of 1973, as amended from time to time, if the Properties are now, or at any time while the

Obligations or any portion thereof remains unpaid shall be, situated in any area which an appropriate Governmental Authority designates as a special flood hazard area, in amounts equal to the full replacement value of all above grade structures on the Properties, or as such lesser amounts as may be available under Federal flood insurance programs;

(e)    Commercial general public liability insurance, with the location of the Properties designated thereon, against death, bodily injury and property damage arising on, about or in connection with the Properties, with the Parent, the Borrower or the applicable Subsidiary listed as the named insured, with such limits as the Parent, the Borrower or the applicable Subsidiary may reasonably require (but in no event less than $5,000,000 per occurrence including any excess coverage); and

(f)    Such other insurance, including, without limitation, earthquake and environmental coverages, relating to the Properties and the uses and operation thereof as the Administrative Agent may, from time to time, reasonably require.

All insurance (except for auto, earthquake or flood insurance) shall be written by carriers with a claims paying ability of “A” or better by Standard & Poor’s (and the equivalent by any other rating agency) or having a rating of A VII or better in the current Best’s insurance reports.

f.	Section 8.6. Payment of Taxes and Claims.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP.

g.	Section 8.7. Books and Records; Inspections.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties (subject to the rights of tenants under any applicable Tenant Lease), to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Borrower if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice. The Parent and the Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists. The Parent hereby authorizes and instructs its accountants to discuss the financial affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent with the Administrative Agent or any Lender. The Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of the Parent and its Subsidiaries.

h.	Section 8.8. Use of Proceeds.
The Borrower will use the proceeds of Loans only (a) for the payment of pre-development and development costs incurred in connection with Properties owned by the Parent or any Subsidiary of the Parent; (b) to finance acquisitions otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Parent and its Subsidiaries; and (d) to provide for the general working capital needs of the Parent and its Subsidiaries and for other general corporate purposes of the Parent and its Subsidiaries. The Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Borrower shall not request any Loan or Letter of Credit, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Loan or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions.

i.	Section 8.9. Environmental Matters.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, comply with all Environmental Laws with respect to the Secured Pool Properties. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, comply with all Environmental Laws with respect to Properties that are not Secured Pool Properties, the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary of the Parent to comply, and the Parent and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary of the Parent to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws with respect to the Secured Pool Properties, and, with respect to the Properties that are not Secured Pool Properties, with all Environmental Laws to the extent the failure to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply: (a) with respect to the Secured Pool Properties, in all respects; and (b) with respect to Properties that are not Secured Pool Properties, to the extent the failure to comply could reasonably be expected to have a Material Adverse Effect, in each case with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, after prior written notice to the Administrative Agent, either the Borrower or any Guarantor, at its own expense, shall have the right to contest by appropriate legal proceedings, promptly initiated and conducted at all times in good faith with due diligence, without cost or expense to the Administrative Agent or any Lender, the validity or application of any Environmental Laws which do not subject the Administrative Agent or any Lender to any civil or criminal liability, provided that continually and at all times (i) no Event of Default shall occur under this Agreement or the other Loan Documents, (ii) neither any Property nor any part thereof or interest therein will be in danger of being sold, attached, liened, forfeited, terminated, canceled or lost, and (iii) the Borrower or a Guarantor shall have furnished security to the Administrative Agent, satisfactory to the Administrative Agent, in its reasonable discretion, against any loss or injury by reason of such contest or delay.

j.	Section 8.10. Further Assurances.
At the Parent’s or the Borrower’s cost and expense and upon request of the Administrative Agent, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

k.	Section 8.11. Liens.
If a claim of Lien is recorded which affects any Property, the Borrower shall, within thirty (30) days after the Administrative Agent’s demand, or any Loan Party obtains knowledge thereof, whichever occurs first: (a) pay and discharge the claim of Lien; (b) effect the release thereof by recording or depositing with a court of competent jurisdiction a surety bond in sufficient form and amount; (c) contest such Lien as provided below; or (d) provide the Administrative Agent with other assurances which the Administrative Agent deems, in its reasonable discretion, to be satisfactory for the payment of such claim of Lien and for the full and continuous protection of the Administrative Agent from the effect of such Lien. The Borrower may contest in good faith any Lien, claim, demand, levy or assessment by any Person if: (a) the Borrower pursues the contest diligently, in a manner which does not materially impair the rights of the Administrative Agent under any of the Loan Documents; and (b) the Borrower deposits with the Administrative Agent any funds or other forms of assurance which the Administrative Agent in good faith determines from time to time appropriate to protect the Administrative Agent from the consequences of the contest being unsuccessful.

l.	Section 8.12. REIT Status.
The Parent shall maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code.

m.	Section 8.13. Exchange Listing.
Following an IPO Event, the Parent shall maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.

n.	Section 8.14. Guarantors.
(a)    With respect to any owner of any Secured Pool Property, as of the date such Secured Pool Property shall be included in the calculation of Maximum Loan Availability, and from and after the Collateral Release Event, within five (5) Business Days of (x) with respect to any Subsidiary of the Parent (other than the Borrower) that owns, directly or indirectly, any Equity Interests of any owner of any Unencumbered Pool Property, the Collateral Release Event (or if later, the date such Subsidiary acquires such Equity Interests) and (y) any other Person becoming a Material Subsidiary (other than an Excluded Subsidiary) after the

Agreement Date, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iv) through (viii) and (xviii) of Section 6.1(a) and under Section 6.1(e) if such Subsidiary had been a Material Subsidiary on the Agreement Date; provided, however, promptly (and in any event within five (5) Business Days) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming a Guarantor on the Effective Date or delivering an Accession Agreement pursuant to this Section, as the case may be, such Subsidiary shall comply with the provisions of this Section.

(b)    The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor owns no Pool Property, nor any direct or indirect Equity Interest in any Subsidiary that owns a Pool Property; (ii) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a); (iii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1; (iv) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and (v) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

Section 8.15. Tenant Leases.

Unless consented to in writing by the Administrative Agent or otherwise permitted under any other provision of the Loan Documents (including, without limitation, Section 10.8 below), prior to the Collateral Release Event, the Borrower and/or the Applicable Loan Party shall not, with respect to any Secured Pool Property:

a)	(a) grant any tenant under any Tenant Lease any option, right of first refusal or other right to purchase all or any portion of such Secured Pool Property under any circumstances;

b)
    (b)    grant any tenant under any Tenant Lease any right to prepay rent more than one month in advance (other than the initial rental payment payable upon execution of a Tenant Lease and other than security deposits);

c)	(c) execute any assignment of landlord’s interest in any Tenant Lease;

d)	(d) collect rent or other sums due under any Tenant Lease in advance, other than to collect rent one month in advance of the time when it becomes due;

e)	(e) permit any sublease or assignment of a Major Tenant Lease to which the landlord’s consent is expressly required pursuant to the terms of such Tenant Lease;

f)
    (f)    terminate, modify, restate or amend any Tenant Lease in any material manner if such Tenant Lease demises space in excess of 50,000 rentable square feet (including, without limitation, any changes to the economic provisions thereof); or

(g)    release or discharge the tenant or any guarantor under any Major Tenant Lease from any material obligation thereunder.

19.	Article IX. Information
For so long as this Agreement is in effect, the Parent and the Borrower shall furnish to the Administrative Agent for distribution to each of the Lenders:

a.	Section 9.1. Quarterly Financial Statements.
As soon as available and in any event within five (5) days after the same is required to be filed with the SEC (but in no event later than forty-five (45) days after the end of each of the first, second and third fiscal quarters of the Borrower), the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of the previous fiscal year, all of which shall be certified by any Responsible Officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year‑end audit adjustments).

b.	Section 9.2. Year‑End Statements.
As soon as available and in any event within five (5) days after the same is required to be filed with the SEC (but in no event later than ninety-five (95) days after the end of each fiscal year of the Parent), the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, changes in stockholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by any Responsible Officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of Deloitte & Touche LLP or any other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, whose report shall not be subject to (i) any “going concern” or like qualification or exception or (ii) any qualification or exception as to the scope of such audit.

c.	Section 9.3. Compliance Certificate.
At the time the financial statements are furnished pursuant to Sections 9.1 and 9.2, a certificate substantially in the form of Exhibit M (a “Compliance Certificate”) executed on behalf of the Parent by any Responsible Officer of the Parent (a) setting forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1; and (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Parent with respect to such event, condition or failure.

d.	Section 9.4. Other Information.
(a)    Promptly upon receipt thereof, copies of all reports, if any, submitted to the Parent or the Borrower or its Board of Directors by its independent public accountants including, without limitation, any management report (all of which may be made available and deemed delivered in accordance with Section 9.5 below);

(b)    Within five (5) Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Administrative Agent) and any registration statements on Form S‑8 or its equivalent), reports on Forms 10‑K, 10‑Q and 8‑K (or their equivalents) and all other periodic reports which any Loan Party or any other Subsidiary of the Parent shall file with the SEC or any national securities exchange;

(c)    Promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Parent, the Borrower, any Subsidiary of the Parent or any other Loan Party;

(d)    Within forty-five (45) days after the end of each fiscal quarter of the Parent, (i) prior to the Collateral Release Event, (x) a Maximum Loan Availability Certificate setting forth the information to be contained therein, as of the last day of such fiscal quarter and (y) all financial information maintained on the Secured Pool Properties, including, but not limited to, property cash flow projections, operating statements, a current rent roll, note receivable summary, and summary of cash and Cash Equivalents and (ii) from and after the Collateral Release Event, financial information maintained on the Unencumbered Pool Properties, including operating statements and a current rent roll;

(e)    (i) Prior to the end of each fiscal year of the Parent, prior to the Collateral Release Event, property budgets and overhead budgets, and (ii) applicable investment memorandums within 60 days from the beginning of the current fiscal year;

(f)    No later than sixty (60) days before the end of each fiscal year of the Parent ending prior to the Revolving Termination Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Parent and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail, including in the case of the cash flow budgets, excess operating cash flow, availability under this Agreement, unused availability under committed development loans, unfunded committed equity and any other committed sources of funds, as well as, cash obligations for acquisitions, unfunded development costs, capital expenditures, debt service, overhead, dividends, maturing Property loans, hedge settlements and other anticipated uses of cash. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Parent, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1 and at the end of each fiscal quarter of the next succeeding fiscal year;

(g)    [RESERVED];

(h)    If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of any Responsible Officer of the Parent setting forth details as to such occurrence and the action, if any, which the Parent or applicable member of the ERISA Group is required or proposes to take;

(i)    To the extent the Parent or the Borrower is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating to, or affecting, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of the Parent, the Borrower, any Loan Party or, to the extent any such audit could reasonably be expected to have a Material Adverse Effect, any other Subsidiary of the Parent, are being audited;

(j)    A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Parent, the Borrower, any other Loan Party or to the extent could reasonably be expected to have a Material Adverse Effect, any other Subsidiary of the Parent within five (5) Business Days after the effectiveness thereof;

(k)    Prompt notice of (i) any change in the senior management of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent, (ii) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent or (iii) the occurrence of any other event which, in the case of any of the immediately preceding clauses (i) through (iii), has had, or could reasonably be expected to have, a Material Adverse Effect;

(l)    Prompt notice of the occurrence of any Default or Event of Default;

(m)    Promptly upon entering into any Specified Derivatives Contract after the Agreement Date, a copy of such contract;

(n)    Prompt notice of (a) any litigation pending or credibly threatened in writing against any Loan Party with respect to any Secured Pool Property that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (b) any casualty (other than de minimus loss) affecting any portion of the Secured Pool Properties, which is insured or uninsured or partially uninsured loss through fire, theft, liability or damage; and (c) any order, judgment or decree having been entered against any Loan Party or any other Subsidiary of the Parent or any of their respective properties or assets that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(o)    Any notification of a material violation of any Applicable Law or any inquiry that shall have been received by any Loan Party or, to the extent could reasonably be expected to have a Material Adverse Effect, any other Subsidiary of the Parent from any Governmental Authority;

(p)    [RESERVED];

(q)    Promptly upon the request of the Administrative Agent, evidence of the Parent’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail satisfactory to the Administrative Agent;

(r)    Promptly, upon any change in the Parent’s Credit Rating, a certificate stating that the Parent’s Credit Rating has changed and the new Credit Rating that is in effect;

(s)    Promptly, upon each request, information identifying the Borrower as a Lender may request in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act;

(t)    Promptly, and in any event within three (3) Business Days after the Parent or the Borrower obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, against any such Person alleging any violation of or noncompliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; (iii) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; or (iv) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive notice of any other fact, circumstance or condition that could reasonably be expected to form the basis of an Environmental Claim, in each of the cases described in the preceding clauses (i) through (iv) with respect to the Secured Pool Properties, and with respect to the Properties that are not Secured Pool Properties only, where the matters covered by notices referred to in any of the immediately preceding clauses (i) through (iv), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(u)    Promptly upon the request of the Administrative Agent, the Derivatives Termination Value in respect of any Specified Derivatives Contract from time to time outstanding; and

(v)    From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any Subsidiaries of the Parent, or any other Loan Party as the Administrative Agent or any Lender may reasonably request.

e.	Section 9.5. Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website or a website sponsored or hosted by the Administrative Agent, the Parent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or any Issuing Bank) pursuant to Article II and (ii) any Lender that has notified the Administrative Agent, the Parent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent, the Parent or the Borrower may, in its

discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered on the date and time on which the Administrative Agent, the Parent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent, the Parent or the Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, the Parent or the Borrower shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Parent or the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

(b)    Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Parent and the Borrower by the Administrative Agent.

(c)    Any materials to be delivered pursuant to Section 9.4(b) or (c) may be delivered to the Administrative Agent by posting such materials to the Borrower’s website (at www.tierreit.com) or on EDGAR (www.sec.gov/edgar) and simultaneously notifying the Administrative Agent of the availability of such materials at such website (or such other website as the Borrower may designate in writing to the Administrative Agent). In the event that the Administrative Agent receives paper copies of any material delivered pursuant to Section 9.4 for the benefit of all of the Lenders and which is not made available by Intralinks, Syndtrak or any other electronic information dissemination system (or by posting to the Borrower’s website as provided above), upon written instruction of the Borrower the Administrative Agent shall promptly deliver copies of such material to each Lender.

f.	Section 9.6. Public/Private Information.
Each of the Parent and the Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Parent or the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Parent or the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and the Parent and the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to the Parent, the Borrower and the Subsidiaries of the Parent or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”.

g.	Section 9.7. USA Patriot Act Notice; Compliance.
The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as agent for all Lenders hereunder) may from time-to-time request, and the Parent and the Borrower shall, and shall cause the other Loan Parties and Subsidiaries of the Parent to, provide promptly upon any such request to such Lender, such Loan Party’s or Subsidiary’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law, including without limitation, applicable “know your customer” and anti-money laundering rules and regulations). An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.

h.	Section 9.8. Post-Closing Deliveries.
Notwithstanding the conditions precedent set forth in Section 6.1, the Borrower has informed the Administrative Agent and the Lenders that certain of such items required to be delivered to the Administrative Agent or otherwise satisfied as conditions precedent to the effectiveness of this Agreement will not be delivered to the Administrative Agent as of the date hereof. Therefore, with respect to the items set forth on Schedule 9.8 (collectively, the “Outstanding Items”), and notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower shall deliver or otherwise satisfy each Outstanding Item to the Administrative Agent in the form, manner and time set forth thereon for such Outstanding Item, or as the Administrative Agent may otherwise agree in its sole discretion.

20.	Article X. Negative Covenants
For so long as this Agreement is in effect, the Parent and the Borrower shall, and shall cause each other Loan Party or Subsidiary thereof to, comply with the following covenants:

a.	Section 10.1. Financial Covenants.
(a)    Minimum Tangible Net Worth. The Parent and the Borrower shall not permit Tangible Net Worth at any time to be less than (i) $~~1,153,000,000~~1,053,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected at any time after the Second Amendment Effective Date by the Parent, the Borrower or any of the Subsidiaries of the Parent to any Person other than the Parent, the Borrower or any of the Subsidiaries of the Parent.

(b)    Ratio of Total Indebtedness to Total Asset Value. The Parent and the Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed at any time (x) 0.65 to 1.00 for the period from the Effective Date through and including December 31, 2015 and (y) 0.60 to 1.00 at any time thereafter; provided, that, from and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed 0.60 to 1.00 at any time.

(c)    Ratio of Adjusted EBITDA to Fixed Charges. The Parent and the Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any two consecutive fiscal quarter period, annualized, to (ii) Fixed Charges of the Parent and its Subsidiaries for such two consecutive fiscal quarter period, annualized, to be less than (x) 1.25 to 1.00 as of the last day of such two consecutive fiscal quarter period for the period from the Effective Date through and including June 30, 2015, (y) 1.35 to 1.00 as of the last day of such two consecutive fiscal quarter period for the period from July 1, 2015 through and including December 31, 2015 and (z) 1.45 to 1.00 as of the last day of such two consecutive fiscal quarter period at any time thereafter; provided, that, from and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any two consecutive fiscal quarter period to (ii) Fixed Charges of the Parent and its Subsidiaries for such two consecutive fiscal quarter period, to be less than 1.50 to 1.00 as of the last day of such two consecutive fiscal quarter period.

(d)    Maximum Recourse Indebtedness. The Parent and the Borrower shall not permit the Recourse Indebtedness (excluding the Obligations) to be greater than 10% of Total Asset Value at any time.

(e)    Permitted Investments. The Parent and the Borrower shall not, and shall not permit any Loan Party or other Subsidiary of the Parent to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings of such Persons to exceed the following percentages of Total Asset Value at any time:

(i)    Unimproved Land (which shall not include any Development Property) such that the aggregate book value thereof exceeds 5.0% of Total Asset Value;

(ii)    Common stock, Preferred Equity Interests, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 5.0% of Total Asset Value;

(iii)    Mortgage Receivables, such that the aggregate book value thereof exceeds 5.0% of Total Asset Value;

(iv)    Investments in Unconsolidated Affiliates, such that the aggregate value of such Investments (determined in accordance with GAAP) in Unconsolidated Affiliates exceeds 10.0% of Total Asset Value;

(v)    the aggregate amount of Total Budgeted Costs for Development Properties in which the Borrower either has a direct or indirect ownership interest such that the aggregate amount thereof exceeds 10.0% of Total Asset Value. If a Development Property is owned by an Unconsolidated Affiliate of the Borrower or any Subsidiary, then the greater of (1) the product of (A) the Borrower’s or such Subsidiary’s Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Total Budgeted Costs for such Development Property or (2) the recourse obligations of the Borrower or any Subsidiary relating to the Indebtedness of such Unconsolidated Affiliate, shall be used in calculating such investment limitation.

In addition to the foregoing limitations, the aggregate value of (i), (ii), (iii) (iv) and (v) shall not exceed 25.0% of Total Asset Value.

(f)    Secured Indebtedness to Total Asset Value. From and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed at any time (x) 0.55 to 1.00 during the period commencing on the Collateral Release Event to but not including the first anniversary of the Collateral Release Event, (y) 0.50 to 1.00 during the period commencing on the first anniversary of the Collateral Release Event to but not including the second anniversary of the Collateral Release Event and (z) 0.45 to 1.00 at any time thereafter.

(g)    Unsecured Indebtedness to Unencumbered Asset Value. From and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Unsecured Indebtedness to (ii) Unencumbered Asset Value to be greater than 0.60 to 1.00 at any time.

(h)    Unsecured Indebtedness to Unsecured Interest Expense. From and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Unencumbered NOI to (ii) Unsecured Interest Expense to be less than 1.75 to 1.00 at any time.

(i)    Dividends and Other Restricted Payments. Each of the Parent and the Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payment; provided, however, that each of the Parent, the Borrower and its Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default is continuing or would result therefrom:

(i)    the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the greater of (i) the amount required to be distributed for the Parent to remain in compliance with Section 8.12 or (ii) 95% of Funds From Operation;

(ii)    the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute cash distributions to its shareholders of capital gains resulting from gains from certain asset sales to the extent necessary to avoid payment of taxes on such asset sales imposed under Sections 857(b)(3) and 4981 of the Internal Revenue Code;

(iii)    a Subsidiary that is not a Wholly Owned Subsidiary may make cash distributions to holders of Equity Interests issued by such Subsidiary so long as such distributions are made ratably according to the holders’ respective holdings of the type of Equity Interest in respect of which such distributions are being made;

(iv)    Subsidiaries may pay Restricted Payments to the Parent, the Borrower or any other Subsidiary; ~~and~~

(v)    to the extent consummated in advance of or in connection with and made substantially concurrently with an IPO Event, Restricted Payments made pursuant to any tender offer for the Equity Interests of the Parent~~.~~; and

(vi)    the Parent may from time to time purchase, redeem or otherwise acquire Equity Interests of the Parent, provided that the aggregate amount of payments pursuant to this clause (vi) shall not exceed $50,000,000 during any twelve consecutive month period, and the Borrower may pay cash dividends to the Parent to the extent necessary to enable the Parent to make such purchases, redemptions and acquisitions.

Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Borrower may only declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year to the extent necessary for the Parent to distribute, and the Parent may so distribute, an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 8.12. If a Default or Event of Default specified in Section 11.1(a) or Section 11.1(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 11.2(a), the Parent and the Borrower shall not make any Restricted Payments. Subsidiaries of the Parent (other than the Borrower) may make Restricted Payments to the Borrower and other Subsidiaries at any time.

b.        (j)    Unencumbered Pool Properties. For purposes of determination of the occurrence of the Collateral Release Event and from and after the Collateral Release Event, the Borrower shall not permit:
(i)    the aggregate value of the Unencumbered Pool Properties to be less than $500,000,000;

(ii)    there to be less than ten (10) Properties included in the Unencumbered Asset Value at any time;

(iii)    more than 20% of the unadjusted aggregate NOI from the Unencumbered Pool Properties, as used in calculating Unencumbered Asset Value to be attributable to any tenant (other than the federal General Services Administration); or

(iv)    more than 30% of the unadjusted aggregate NOI from the Unencumbered Pool Properties, as used in calculating Unencumbered Asset Value to be attributable to any Unencumbered Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas).

c.        (k)    Secured Pool Properties. At all times prior to the Collateral Release Event, the Borrower shall not permit:
(i)    the aggregate value of the Secured Pool Properties included in the calculation of Maximum Loan Availability to be less than $350,000,000;

(ii)    there to be less than six (6) Secured Pool Properties included in the calculation of Maximum Loan Availability at any time;

(iii)    more than 20% of the unadjusted aggregate NOI from the Secured Pool Properties, as used in calculating Debt Service Coverage Amount, to be attributable to any tenant (other than the federal General Services Administration);

(iv)    more than 30% of the unadjusted aggregate as-is Appraised Value of all Secured Pool Properties, as used in calculating Maximum Loan Availability, to be attributable to any Secured Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas); or

(v)    more than 30% of the unadjusted aggregate NOI from the Secured Pool Properties, as used in calculating Debt Service Coverage Amount, to be attributable to any Secured Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas).

d.	Section 10.2. Negative Pledge.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or Subsidiary of the Parent to, (a) create, assume, incur, permit or suffer to exist any Lien on any Pool Property or any direct or indirect ownership interest of the Parent in any Person owning any Pool Property, now owned or hereafter acquired, except for Permitted Liens, (b) permit any Pool Property or any direct or indirect ownership interest of the Borrower or in any Person owning a Pool Property, to be subject to a Negative Pledge or (c) create, assume, incur, permit or suffer to exist any Lien on other Collateral, or any direct or indirect ownership interest of the Parent in any Person owning any other Collateral, except for Permitted Liens.

e.	Section 10.3. Restrictions on Intercompany Transfers.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any Subsidiary of the Parent (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than the Borrower) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Parent, the Borrower or any Subsidiary of the Parent; (b) pay any Indebtedness owed to the Parent, the Borrower or any Subsidiary of the Parent; (c) make loans or advances to the Parent, the Borrower or any Subsidiary of the Parent; or (d) transfer any of its property or assets to the Parent, the Borrower or any Subsidiary of the Parent; other than (i) with respect to clauses (a) through (d) those encumbrances or restrictions contained in any Loan Document or, (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent in the ordinary course of business.

f.	Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person; provided, however, that:

(i)    any Subsidiary of the Parent (other than the Borrower) may merge with (x) Parent or the Borrower, provided that Parent or the Borrower, as applicable, shall be the continuing or surviving Person, or (y) any other Subsidiary of the Parent, provided that if such merger involves a Loan Party (other than the Parent or the Borrower), such Loan Party shall be the survivor, and any Subsidiary of the Parent, which is not a Loan Party and does not own, directly or indirectly, any Equity Interests of any Loan Party, may be dissolved;

(ii)    any Subsidiary of the Parent may sell, transfer or dispose of its assets to any other Subsidiary of the Parent;

(iii)    a Loan Party (other than the Borrower or any Loan Party that owns a Pool Property) and any Subsidiary of the Parent that is not (and is not required to be) a Loan Party may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

(iv)    any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, a Substantial Amount of assets (including capital stock or other securities of Subsidiaries) to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least 30‑days’ prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1; (3) in the case of a consolidation or merger involving the Borrower or a Loan Party that owns a Pool Property, the Borrower or such Loan Party shall be the survivor thereof and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1, after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and

(v)    the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.

Further, no Loan Party nor any Subsidiary of the Parent, shall enter into any sale‑leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

g.	Section 10.5. Plans.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. The Parent and the Borrower shall not cause or permit to occur, and shall not permit any other member of the ERISA Group to cause or permit to occur, any ERISA Event if such ERISA Event could reasonably be expected to have a Material Adverse Effect.

h.	Section 10.6. Fiscal Year.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary of the Parent to, change its fiscal year from that in effect as of the Agreement Date.

i.	Section 10.7. Modifications of Organizational Documents.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Administrative Agent, the Issuing Banks or the Lenders or (b) could reasonably be expected to have a Material Adverse Effect; provided that notwithstanding anything to the contrary herein or in any other Loan Document, so long as (i) the Administrative Agent shall have received at least thirty (30) days prior written notice thereof (or such shorter period of notice as the Administrative Agent shall agree in its sole discretion) and (ii) during the period prior to the occurrence of the Collateral Release Event the Administrative Agent shall have acknowledged in writing that either (x) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (y) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), any Loan Party or other Subsidiary may change its name as it appears in official filings in the state of its incorporation or organization.

j.	Section 10.8. Approval of Tenant Leases; Security Deposits.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, prior to the Collateral Release Event, terminate, modify, restate, amend, permit the sublease or assignment requiring landlord’s consent under or release or discharge any tenant or Guarantor from any material obligation under any Major Tenant Lease or enter into any Major Tenant Lease (or extension, renewal, modification or amendment of such lease) of space in any Secured Pool Property without the Administrative Agent’s prior written approval. Notwithstanding anything to the contrary contained herein, to the extent the Administrative Agent’s prior approval is required for any leasing matters set forth in this Section 10.8, the Administrative Agent shall have ten (10) Business Days from its receipt of written request and all required information and documentation (including a copy of the proposed lease to be approved) relating thereto (the “Leasing Request”), in which to approve or disapprove such matter; provided that: (i) the Leasing Request to the Administrative Agent is received by not less than two representatives of the Administrative Agent and marked at the top in bold lettering with the following language: “LEASING REQUEST – THE ADMINISTRATIVE AGENT’S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND THE ADMINISTRATIVE AGENT AND FAILURE OF THE ADMINISTRATIVE AGENT TO RESPOND MAY RESULT IN THE ADMINISTRATIVE AGENT’S CONSENT BEING DEEMED TO HAVE BEEN GRANTED” and the envelope containing the request must be marked “PRIORITY” and (ii) the applicable Tenant Lease shall conform to the form of lease for the applicable Property previously delivered to the Administrative Agent in all material respects unless the Parent or the Borrower obtains the prior written approval of the Requisite Lenders of any modified or additional terms included therein. In the event that the Administrative Agent fails to grant or withhold its consent to such leasing matter within the ten (10) Business Day period following receipt of any Leasing Request, then Administrative Agent’s approval shall be deemed to have been granted. The Borrower shall deliver to the Administrative Agent all security deposits under any Tenant Lease (whether in the form of cash or letter of credit), which deposit is in excess of $500,000. Such security deposit shall be held by the Administrative Agent as Collateral and delivered to the applicable Guarantor upon a tenant default under such Tenant Lease, or to be returned to such tenant in accordance with the terms of the applicable Tenant Lease.
k.

l.	Section 10.9. Transactions with Affiliates.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, permit to exist or enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (other than any Loan Party or any other Subsidiary of the Parent), except (a) as set forth on Schedule 7.1(s), (b) the provision of services under any Property Management Agreement or (c) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Parent, the Borrower, such other Loan Party or such other Subsidiary of the Parent and upon fair and reasonable terms which are no less favorable to the Parent, the Borrower, such other Loan Party or such other Subsidiary of the Parent than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule 7.1(s) if a Default or Event of Default exists or would result therefrom.

m.	Section 10.10. Environmental Matters.
The Parent and the Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary of the Parent or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties: (a) with respect to the Secured Pool Properties, in violation of any Environmental Law or in a manner that would reasonably be expected to lead to any Environmental Claim or pose a risk to human health, safety or the environment; and (b) with respect to Properties that are not Secured Pool Properties, in material violation of any Environmental Law or in a manner that could reasonably be expected to result in a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

n.	Section 10.11. Derivatives Contracts.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, enter into or become obligated in respect of Derivatives Contracts other than Derivatives Contracts entered into by the Parent, the Borrower, any such Loan Party or any such Subsidiary of the Parent in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower, such other Loan Party or such other Subsidiary of the Parent.

21.	Article XI. Default

a.	Section 11.1. Events of Default.
Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

(a)    Default in Payment. The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) (i) the principal of any of the Loans or any Reimbursement Obligation, or (ii) interest or any of the other payment Obligations owing by the Borrower under this Agreement or any other Loan Document, or any other Loan Party shall fail to pay when due any payment obligation owing by such Loan Party, as applicable under any

Loan Document to which it is a party and such failure under this clause (ii) only shall continue for a period of two (2) days after the due date thereof.

(b)    Default in Performance.

(i)    Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1 (solely with respect to the existence of any Loan Party), Section 8.8, Article IX or Article X; or

(ii)    Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of thirty (30) days after the earlier of (x) the date upon which a Responsible Officer of the Parent or the Borrower or such other Loan Party obtains knowledge of such failure or (y) the date upon which the Parent has received written notice of such failure from the Administrative Agent.

(c)    Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made.

(d)    Indebtedness Cross‑Default.

(i)    The Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall fail to make any payment when due and payable in respect of any Indebtedness (other than the Loans and Reimbursement Obligations) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a failure exists, of $10,000,000 or more for Recourse Indebtedness, $75,000,000 or more for Non-Recourse Indebtedness or $10,000,000 in the aggregate in respect of Derivatives Contracts (“Material Indebtedness”); or

(ii)    (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof; or

(iii)    Any other event shall have occurred and be continuing which, with or without the passage of time, the giving of notice, or otherwise, would permit any holder or holders of any Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid, repurchased, redeemed or defeased prior to its stated maturity; or

(iv)    There occurs an “Event of Default” under and as defined in any Derivatives Contract as to which the Borrower, any Loan Party or any other Subsidiary of the Parent is a “Defaulting Party” (as defined therein), or there occurs an “Early Termination Date” (as defined therein) in respect of any Specified Derivatives Contract as a result of a “Termination Event” (as defined therein) as to which the Parent, the Borrower or any of its Subsidiaries is an “Affected Party” (as defined therein).

(e)    Voluntary Bankruptcy Proceeding. The Parent, the Borrower, any other Loan Party, or any other Subsidiary of the Parent to which more than 5% of Total Asset Value is attributable shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

(f)    Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Parent, the Borrower, any other Loan Party, or any Subsidiary of the Parent to which more than 5% of Total Asset Value is attributable in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

(g)    Revocation of Loan Documents. Any Loan Party shall (or shall attempt to by any action at law, suit in equity or other legal proceeding) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof).

(h)    Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Parent, the Borrower, any other Loan Party, or any other Subsidiary of the Parent by any court or other tribunal and (i) (x) such judgment or order shall continue for a period of 45 days or (y) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Person to enforce any such judgment, in each case, without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent, $50,000,000 or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect.

(i)    Security Documents. Prior to the Collateral Release Event, any provision of any Security Documents shall for any reason cease to be valid and binding on, enforceable against, any Loan Party, or any Lien created under any Security Document ceases to be a valid and perfected first priority Lien in any of the Collateral purported to be covered thereby.

(j)    ERISA. Any ERISA Event shall have occurred that results or could reasonably be expected to result in a Material Adverse Effect.
(k)    Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents.

(l)    Change of Control/Change in Management.

(i)    Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the then outstanding voting stock of the Parent or the Borrower;

(ii)    During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12‑month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office, other than in preparation for an IPO Event to the extent the Administrative Agent shall have consented thereto in writing prior to the occurrence thereof;

(iii)    The Parent shall cease to own and control, directly or indirectly, at least 70% of the outstanding Equity Interests of the Borrower, free and clear of any liens (other than in favor of the Administrative Agent);

(iv)    The Parent or a Wholly Owned Subsidiary of the Parent shall cease to be the sole general partner of the Borrower or shall cease to have the sole and exclusive power to exercise all management and control over the Borrower; or

(v)    The Borrower shall fail to own and control, directly or indirectly, 100% of the outstanding Equity Interests of each Guarantor (other than the Parent), free and clear of any liens (other than in favor of the Administrative Agent).

b.	Section 11.2. Remedies Upon Event of Default.

Upon the occurrence of an Event of Default until such time as such Event of Default is waived in accordance with the terms of the Loan Documents the following provisions shall apply:

(a)    Acceleration; Termination of Facilities.

(i)    Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1(e) or 11.1(f), (1)(A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Parent and the Borrower, each on behalf of itself and the other Loan Parties, and (2) the Commitments and the Swingline Commitment and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate.

(ii)    Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders (or, with respect to any Event of Default occurring under Section 11.1(a) in respect of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date, at the direction of the Requisite Tranche A Term Loan Lenders with respect to the Tranche A Term Loans and all other related Obligations) shall: (1) declare the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Parent and the Borrower, each on behalf of itself and the other Loan Parties, (2) require an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default to be deposited into the Letter of Credit Collateral Account and (3) terminate the Commitments and the Swingline Commitment and the obligation of the Issuing Banks to issue Letters of Credit hereunder.

(b)    Loan Documents. The Requisite Lenders (or, with respect to any Event of Default occurring under Section 11.1(a) in respect of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date, at the direction of the Requisite Tranche A Term Loan Lenders with respect to the Tranche A Term Loans and all other related Obligations) may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

(c)    Applicable Law. The Requisite Lenders (or, with respect to any Event of Default occurring under Section 11.1(a) in respect of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date, at the direction of the Requisite Tranche A Term Loan Lenders with respect to the Tranche A Term Loans and all other related Obligations) may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.

(d)    Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Parent and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral, the property and/or the business operations of the Parent and its Subsidiaries and to exercise such power as the court shall confer upon such receiver.

(e)    Remedies in Respect of Specified Derivatives Contracts. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider shall have the right, with prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent, the Issuing Banks or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider under contract or Applicable Law, to undertake any of the following: (a) to declare an event of default, termination event or other similar event under any Specified Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) to determine net termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts, (c) to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider and (d) to prosecute any legal action against the Borrower, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider pursuant to any Specified Derivatives Contract.

c.	Section 11.3. Remedies Upon Default.
Upon the occurrence of a Default specified in Section 11.1(f), the Commitments, the Swingline Commitment and the obligation of the Issuing Banks to issue Letters of Credit shall immediately and automatically terminate.

d.	Section 11.4. Marshaling; Payments Set Aside.
No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guaranteed Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guaranteed Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

e.	Section 11.5. Allocation of Proceeds.
If an Event of Default exists, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 13.3) under any of the Loan Documents in respect of any Guaranteed Obligations, or any other amounts payable by any Loan Party hereunder or thereunder, shall be applied in the following order and priority:

(a)    to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, each Issuing Bank in its capacity as such and the Swingline Lender in its capacity as such, ratably among the Administrative Agent, each Issuing Bank and Swingline Lender in proportion to the respective amounts described in this clause (a) payable to them;

(b)    to amounts due to the Administrative Agent and the Lenders in respect of Protective Advances;

(c)    to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause (b) payable to them;

(d)    to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Swingline Loans;

(e)    to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (e) payable to them;

(f)    to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Swingline Loans;

(g)    to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, other Letter of Credit Liabilities and payment obligations then owing under Specified Derivatives Contracts, ratably among the Lenders, the Issuing Banks and the Specified Derivatives Providers in proportion to the respective amounts described in this clause (g) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this clause are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; and

(h)    the balance, if any, after all of the Guaranteed Obligations (other than any contingent obligation for which no claim has been made) have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law.

Notwithstanding the foregoing, Guaranteed Obligations arising under Specified Derivatives Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. Each Specified Derivatives Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XII for itself and its Affiliates as if a “Lender” party hereto.

f.	Section 11.6. Letter of Credit Collateral Account.
(a)    As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Issuing Banks as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section.

(b)    Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the Issuing Banks and the Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account.

(c)    If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse the Issuing Banks for the payment made by the Issuing Banks to the beneficiary with respect to such drawing.

(d)    During the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Requisite Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Obligations in accordance with Section 11.5. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Extended Letters of Credit that remain outstanding.

(e)    So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing, the Administrative Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower within ten (10) Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of Letter of Credit Liabilities at such time. Upon the expiration, termination or cancellation of an Extended Letter of Credit for which the Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under the fourth sentence of Section 2.4(b) for deposit into the Letter of Credit Collateral Account but in respect of which the Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to the Lenders the amount so reimbursed or funded for such Extended Letter of Credit that remains in the Letter of Credit Collateral Account, pro rata in accordance with the respective unpaid reimbursements or funded participations of the Lenders in respect of such Extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account.

(f)    The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein.

g.	Section 11.7. Performance by Administrative Agent.
If the Parent, the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to the Parent or the Borrower, perform or attempt to perform such covenant, duty or agreement on behalf of the Parent, the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Parent or the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable rate or Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Parent, the Borrower or any other Loan Party under this Agreement or any other Loan Document.

h.	Section 11.8. Rights Cumulative.
(a)    Generally. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and each of the other Loan Documents, of the Specified Derivatives Providers under the Specified Derivatives Contracts, shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by any such Lender Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

(b)    Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article XI for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank or Swingline Lender, as the case may be) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract, (iv) any Lender from exercising setoff rights in accordance with Section 13.3 (subject to the terms of Section 3.3), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as the Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article XI and (y) in addition to the matters set forth in clauses (ii),

(iv) and (v) of the preceding proviso and subject to Section 3.3, any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders.

22.	Article XII. The Administrative Agent

a.	Section 12.1. Appointment and Authorization.
Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX that the Parent or the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Parent, the Borrower, any other Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or, subject to the terms of Section 13.6, the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

b.	Section 12.2. Administrative Agent as Lender.

The Lender acting as the Administrative Agent shall have the same rights and powers as a Lender or a Specified Derivatives Provider under this Agreement, any other Loan Document or any Specified Derivatives Contract, as the case may be, as any other Lender or Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Parent, the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, the other Lenders or any Specified Derivatives Providers. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Issuing Banks, the other Lenders or any Specified Derivatives Providers. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding the Parent, the Borrower, other Loan Parties, other Subsidiaries of the Parent and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them.

c.	Section 12.3. Approvals of Lenders.
All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent or approval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, consent or approval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Parent, the Borrower in respect of the matter or issue to be resolved. Solely with respect to any request for consent or approval requiring only the consent of the Requisite Lenders, Requisite Revolving Lenders or Requisite Term Loan Lenders, as applicable, pursuant to Section 13.6, unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval (together with a written explanation of the reasons behind such objection) within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such.

d.	Section 12.4. Notice of Events of Default.
The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender, the Parent or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, a Lender’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to any of the Loan Documents. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders.

e.	Section 12.5. Administrative Agent’s Reliance.

Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Parent, the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its Related Parties: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by the Parent, the Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Parent, the Borrower or other Persons, or to inspect the property, books or records of the Parent, the Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders Parties in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct in the selection of such agent or attorney-in-fact as determined by a court of competent jurisdiction in a final non-appealable judgment.

f.	Section 12.6. Indemnification of Administrative Agent.
Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as the Administrative Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any out‑of‑pocket expenses (including reasonable attorneys’ fees, expenses and charges) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such out‑of‑pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

g.	Section 12.7. Lender Credit Decision, Etc.
Each of the Lenders and the Issuing Banks expressly acknowledges and agrees that neither the Administrative Agent nor any of its Related Parties has made any representations or warranties to such Issuing Bank or such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Issuing Bank or any Lender. Each of the Lenders and the Issuing Banks acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective Related Parties, and based on the financial statements of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries of the Parent and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries of the Parent and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Lenders and the Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective Related Parties, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Parent, the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Parent, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Parent, the Borrower, any other

Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Related Parties. Each of the Lenders and the Issuing Banks acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender or any Issuing Bank.

h.	Section 12.8. Successor Administrative Agent.
The Administrative Agent may resign at any time as the Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed as administrative agent by all of the Lenders (other than the Lender then acting as Administrative Agent) and the Borrower upon 30 days’ prior written notice if (a) the Administrative Agent is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (b) the Lender then acting in the capacity of Administrative Agent shall be a Defaulting Lender. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after the current Administrative Agent’s giving of notice of resignation or the Lenders’ removal of the current Administrative Agent, then the current Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice, or, in the case of removal, at the end of such 30-day period and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and each Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Bank so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender or such Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation by or removal of an Administrative Agent shall also constitute the resignation or removal as an Issuing Bank and as the Swingline Lender by the Lender then acting as the Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank and the Swingline Lender hereunder and under the other Loan Documents and (ii) the successor Issuing Bank shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as an Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Article XII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice.

i.	Section 12.9. Titled Agents.
Each of the Arrangers, Syndication Agent and Co-Documentation Agents (each a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any Issuing Bank, the Parent, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

Section 12.10. Specified Derivatives Contracts.
No Specified Derivatives Provider that obtains the benefits of Section 11.5 by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Derivatives Contracts, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider.

j.	Section 12.11. Collateral Matters; Protective Advances.
(a)    Each Lender hereby authorizes the Administrative Agent, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to any of the Loan Documents.

(b)    The Lenders hereby authorize the Administrative Agent, at its option and in its discretion (or, in the case of clause (ii) below, promptly following the occurrence of the Collateral Release Event), to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and indefeasible payment and satisfaction in full of all of the Obligations and all of the obligations under Specified Derivatives Contracts; (ii) upon the occurrence of the Collateral Release Event; (iii) as expressly permitted by, but only in accordance with, the terms of the applicable Loan Document; and (iv) if approved, authorized or ratified in writing by the Requisite Lenders (or such greater number of Lenders as this Agreement or any other Loan Document may expressly provide). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section.

(c)    Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days’ prior written request by the Borrower, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or the obligations under any Specified Derivatives Contracts or any Liens upon (or obligations of the Borrower or any other Loan Party in respect of) all interests retained by the Borrower or any other Loan Party, including (without limitation) the proceeds of such sale or transfer, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Administrative Agent shall be authorized to deduct all of the expenses reasonably incurred by the Administrative Agent from the proceeds of any such sale, transfer or foreclosure.

(d)    The Administrative Agent shall have no obligation whatsoever to the Lenders, the Issuing Banks or the Specified Derivatives Providers or to any other Person to assure that the Collateral exists or is owned by the Borrower, any other Loan Party or any other Subsidiary or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Administrative Agent in this Section or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, and that the Administrative Agent shall have no duty or liability whatsoever to the Lenders, except to the extent resulting from its gross negligence or willful misconduct.

(e)    The Administrative Agent may make, and shall be reimbursed by the Lenders (in accordance with their Pro Rata Shares) to the extent not reimbursed by the Borrower for, Protective Advances during any one calendar year with respect to each Property that is Collateral up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Property; (ii) amounts expended to pay insurance premiums for policies of insurance related to such Property; and (iii) $500,000. Protective Advances in excess of said sum during any calendar year for any Property that is Collateral shall require the consent of the Requisite Lenders. The Borrower agrees to pay on demand all Protective Advances.

(f)    By their acceptance of the benefits of the Security Documents, each Lender that is at any time itself a Specified Derivatives Provider, or having an Affiliate that is a Specified Derivatives Provider, hereby, for itself, and on behalf of any such Affiliate, in its capacity as a Specified Derivatives Provider, irrevocably appoints and authorizes the Administrative Agent as its collateral agent, to take such action as contractual representative on such Specified Derivative’s Provider’s behalf and to exercise such powers under the Security Documents as are specifically delegated to the Administrative Agent by the terms of this Section 12.11, Section 12.12 and any Security Document, together with such powers as are reasonably incidental thereto; provided, that this subsection (f) shall not affect any of the terms of a Specified Derivatives Contract or restrict a Specified Derivatives Provider from taking any action permitted by a Specified Derivatives Contract. For the avoidance of doubt, all references in this Section 12.11 to “Lender” or “Lenders” shall be deemed to include each Lender (and Affiliate thereof) in its capacity as a Specified Derivatives Provider.

k.	Section 12.12. Post‑Foreclosure Plans.

If all or any portion of the Collateral is acquired by the Administrative Agent as a result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Obligations and/or the obligations under the Specified Derivatives Contracts, the title to any such Collateral, or any portion thereof, shall be held in the name of the Administrative Agent or a nominee or Subsidiary of the Administrative Agent, as “Administrative Agent”, for the ratable benefit of all Lenders, the Issuing Banks and the Specified Derivatives Providers. The Administrative Agent shall prepare a recommended course of action for such Collateral (a “Post-Foreclosure Plan”), which shall be subject to the approval of the Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, the Administrative Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired, and shall administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents for the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Actions taken by the Administrative Agent with respect to the Collateral, which are not specifically provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the written consent of the Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by the Administrative Agent pursuant to the approved Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, the Administrative Agent shall render or cause to be rendered to each Lender, the Issuing Banks and each Specified Derivatives Provider, on a monthly basis, an income and expense statement for such Collateral, and each Lender shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as the Administrative Agent shall deem reasonably necessary pursuant to and in accordance with the approved Post-Foreclosure Plan. To the extent there is Net Operating Income from such Collateral, the Administrative Agent shall, in accordance with the approved Post-Foreclosure Plan, determine the amount and timing of distributions to the Lenders, the Issuing Banks and the Specified Derivatives Providers. All such distributions shall be made to the Lenders in accordance with their respective Pro Rata Shares. The Lenders, the Issuing Banks and the Specified Derivatives Providers acknowledge and agree that if title to any Collateral is obtained by the Administrative Agent or its nominee, such Collateral will not be held as a permanent investment but will be liquidated and the proceeds of such liquidation will be distributed in accordance with Section 11.5. as soon as practicable. The Administrative Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders reasonably shall determine to be most advantageous to the Lenders, the Issuing Banks and the Specified Derivatives Providers. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name the Administrative Agent, as Administrative Agent for the Lenders, as the beneficiary or mortgagee. In such case, the Administrative Agent and the Lenders shall enter into an agreement with respect to such purchase money mortgage or deed of trust defining the rights of the Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article insofar as the same is appropriate or applicable.

23.	Article XIII. Miscellaneous

a.	Section 13.1. Notices.
Unless otherwise provided herein (including without limitation as provided in Section 9.5), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows:

If to the Borrower:

Tier Operating Partnership LP
~~17300 Dallas Parkway~~5950 Sherry Lane, Suite ~~1010~~700
Dallas, TX ~~75248~~75225
Attention: Telisa Webb Schelin
Telecopy Number:    (~~214~~469) ~~365~~232-~~7112~~2081
Telephone Number:    (~~469~~972) ~~341~~483-~~2394~~2430
with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4624
Attention: Randall M. Ratner
Telecopy Number:    (214) 969-4343
Telephone Number:    (469) 969-2893

If to the Administrative Agent:

Wells Fargo Bank, National Association
401 B Street, Suite 1100
San Diego, California 92101
Attn: Dale Northup
Telecopier:    619-699-3105
Telephone:    619-699-3025
With a copy, solely for purposes of Section 10.8, to:

Wells Fargo Bank, National Association
REIT Finance Group
10 South Wacker Dr.
Chicago, IL 60606
Attn: Craig Koshkarian
Telecopier:    312-345-7666
Telephone:    312-782-0969

If to the Administrative Agent under Article II:

Wells Fargo Bank, National Association
Minneapolis Loan Center
MAC N9303-110
608 Second Avenue S., 11th Floor
Minneapolis, Minnesota 55402-1916
Attn: Kirby Wilson
Telecopier:    866-595-7863
Telephone:    612-667-6009

If to the Issuing Banks:

Wells Fargo Bank, National Association
401 B Street, Suite 1100
San Diego, California 92101
Attn: Dale Northup
Telecopier:    619-699-3105
Telephone:    619-699-3025

JPMorgan Chase Bank, N.A.
10 South Dearborn Street
Chicago, IL 60603
Attn: Elizabeth R. Johnson
Telecopier:    312-325-5174
Telephone:    312-325-5008

If to any other Lender:

To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender or an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent, the Issuing Banks and Lenders at the addresses specified; (ii) if telecopied, when transmitted; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5 to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to the Issuing Banks or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person.

b.	Section 13.2. Expenses.
The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including reasonable attorneys’ fees, expenses and charges and costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and of the Administrative Agent in connection with the review of Properties for inclusion in calculations of the Maximum Loan Availability and the Administrative Agent’s other activities under Article IV and the reasonable fees and disbursements of counsel to the Administrative Agent relating to all such activities, (b) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (c) to pay, and indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the fees and disbursements of counsel to the Administrative Agent, any Issuing Bank and any Lender incurred in connection with the representation of the Administrative Agent, any Issuing Bank or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1(e) or 11.1(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor‑in‑possession financing or any plan of reorganization of the Parent, the Borrower or any other Loan Party, whether proposed by the Parent, the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder.

c.	Section 13.3. Setoff.
Subject to Section 3.3 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Issuing Bank, each Lender, each Affiliate of the Administrative Agent, any Issuing Bank or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of an Issuing Bank, a Lender, an Affiliate of an Issuing Bank or a Lender, or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2, and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

d.	Section 13.4. Litigation; Jurisdiction; Other Matters; Waivers.
(a)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE PARENT, THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE PARENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE PARENT, THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

(b)    THE PARENT, THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE COLLATERAL AGAINST THE PARENT, THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OR THE ENFORCEMENT BY THE

ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT.

e.	Section 13.5. Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Parent, the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (e) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)    Minimum Amounts.

(A)    in the case of an assignment of the entire remaining amount of an assigning Revolving Lender’s Revolving Commitment and/or the Loans at the time owing to it, or in the case of an assignment of the entire remaining amount of an assigning Term Loan Lender’s Term Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)    in any case not described in the immediately preceding subsection (A), the aggregate amount of the Revolving Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, and the principal outstanding balance of the Term Loan subject to such assignment (in each case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than

$5,000,000 in the case of any assignment of a Revolving Commitment and $1,000,000 in the case of any assignment in respect of a Term Loan, and unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000 in the case of a Commitment or Revolving Loans or $1,000,000 in the case of a Term Loan, then such assigning Lender shall assign the entire amount of its Commitment and the Loans at the time owing to it.

(ii)    Proportionate Amounts; Specified Swap Obligations. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Commitment assigned. If the assigning Lender (or its Affiliate) is a Specified Derivatives Provider and if after giving effect to such assignment such Lender will hold no further Loans or Commitments under this Agreement, such Lender shall undertake such assignment only contemporaneously with an assignment by such Lender (or its Affiliate, as the case may be) of all of its Specified Derivatives Contracts to the Assignee or another Lender (or Affiliate thereof).

(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition:

(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (x) a Revolving Commitment or any unfunded Term Loan Commitments if such assignment is to a Person that is not already a Lender with a Commitment, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender or (y) a Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C)    the consent of the Issuing Banks and the Swingline Lender shall be required for any assignment in respect of a Revolving Commitment.

(iv)    Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,500 for each assignment (or $7,500 for any assignment with respect to a Defaulting Lender pursuant to Section 3.9(h), which fee, in each case, the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate.

(v)    No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi)    No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vii)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4, 13.2 and 13.9 and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.10 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d).

(c)    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 8.14(b), in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10, 5.1, 5.4 (subject to the requirements and limitations therein, including the requirements under Section 3.10(g) (it being understood that the documentation required under Section 3.10(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6 as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.1 or 3.10, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.3 as though it were a Lender; provided that such Participant agrees to be subject to Section 3.3 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f)    No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.

(g)    USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.

f.	Section 13.6. Amendments and Waivers.
(a)    Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent of any terms of this Agreement or such other Loan Document may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Revolving Lenders, and not any other Lenders, may be amended, and the performance or observance by the Parent, the Borrower or any other Loan Party or any other Subsidiary of the Parent of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Revolving Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Term Loan Lenders, and not any other Lenders, may be amended, and the performance or observance by the Parent, the Borrower or any other Loan Party or any other Subsidiary of the Parent of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Term Loan Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Notwithstanding anything to the contrary contained in this Section, the Fee Letters may only be amended, and the performance or observance by any Loan Party thereunder may only be waived, in a writing executed by the parties thereto.

(b)    Additional Lender Consents. In addition to the foregoing requirements, no amendment, waiver or consent shall:

(i)    increase (or reinstate) the Commitments of a Lender or subject a Lender to any additional obligations without the written consent of such Lender;

(ii)    reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations without the written consent of each Lender directly affected thereby; provided, however, only the written consent of the Requisite Revolving Lenders with respect to any Revolving Loans and Reimbursement Obligations, the Requisite Tranche A Term Loan Lenders with respect to any Tranche A Term Loans, and the Requisite Tranche B Term Loan Lenders with respect to the Tranche B Term Loans, shall be required for the waiver of interest on such applicable Loans and Obligations payable at the Post-Default Rate, retraction of the imposition of interest at the Post-Default Rate and amendment of the definition of “Post-Default Rate”;

(iii)    reduce the amount of any Fees (including any Prepayment Premium) payable to a Lender without the written consent of such Lender;

(iv)    modify the definitions of “Revolving Termination Date” (except in accordance with Section 2.14) or “Revolving Commitment Percentage”, otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any Revolving Loans or for the payment of Fees or any other Obligations owing to the Revolving Lenders, or extend the expiration date of any Letter of Credit beyond the Revolving Termination Date (except for Extended Letters of Credit extended pursuant to Section 2.4 hereof), in each case, without the written consent of each Revolving Lender;

(v)    modify the definition of “Tranche A Term Loan Maturity Date” or “Tranche B Term Loan Maturity Date”, or otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any tranche of Term Loans or for the payment of Fees or any other Obligations owing to the applicable Term Loan Lenders, in each case, without the written consent of each Term Loan Lender in the applicable tranche;

(vi)    while any Term Loans remain outstanding, amend, modify or waive (A) Section 6 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Lenders to make Revolving Loans when such Lenders would not otherwise be required to do so, (B) the amount of the Swingline Commitment or (C) the L/C Commitment Amount, in each case, without the prior written consent of the Requisite Revolving Lenders;

(vii)    modify the definition of “Pro Rata Share” or amend or otherwise modify the provisions of Section 3.2 or, in any manner that would alter the pro rata sharing of payments required thereof, Section 11.5, without the written consent of each Lender;

(viii)    amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section without the written consent of each Lender;

(ix)    modify the definition of the term “Requisite Revolving Lenders” or modify in any other manner the number or percentage of the Revolving Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Revolving Lender;

(x)    modify the definition of the term “Requisite Tranche A Term Loan Lenders” or modify in any other manner the number or percentage of the Tranche A Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Tranche A Term Loan Lender;

(xi)    modify the definition of the term “Requisite Tranche B Term Loan Lenders” or modify in any other manner the number or percentage of the Tranche B Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Tranche B Term Loan Lender;

(xii)    modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Lender;

(xiii)    release any Guarantor from its obligations under the Guaranty (except as contemplated by Section 8.14(b)) without the written consent of each Lender;

(xiv)    release or dispose of any Collateral unless released or disposed of as permitted by, and in accordance with, Section 12.3, Section 12.11(b) or Section 4.2 without the written consent of each Lender; or

(xv)    amend, or waive the Borrower’s compliance with, Section 2.16 without the written consent of each Lender.

(c)    Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.5 or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Swingline Lender. Any amendment, waiver or consent relating to Section 2.4 or the obligations of any Issuing Bank under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of such Issuing Bank. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Parent, the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

(d)    Technical Amendments. Notwithstanding anything to the contrary in this Section 13.6, if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Administrative Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interests of the Lenders and the Issuing Banks. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement.

g.	Section 13.7. Nonliability of Administrative Agent and Lenders.
The relationship between the Borrower, on the one hand, and the Lenders, the Issuing Banks and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Administrative Agent, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent, any Issuing Bank or any Lender to any Lender, the Parent, the Borrower, any Subsidiary of the Parent or any other Loan Party. None of the Administrative Agent, any Issuing Bank or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations.

h.	Section 13.8. Confidentiality.
The Administrative Agent, each Issuing Bank and each Lender shall maintain the confidentiality of all Information (as defined below) but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ other respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Commitment or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law (in which case such Person shall, to the extent permitted by Applicable Law, inform the Borrower promptly in advance thereof); (d) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any Specified Derivatives Contract) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent, such Issuing Bank or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist solely of structure and amount of the facilities provided hereunder, role of the agents and arrangers and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information, without notice to the Parent, the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from the Parent, the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any Affiliate, provided that, in the case of any such information received from the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

i.	Section 13.9. Indemnification.
(a)    The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, and shall pay or reimburse any such Indemnified Party for, any and all losses, claims (including without limitation, Environmental Claims), damages, liabilities and related expenses (including without limitation, the reasonable fees, charges and disbursements of any counsel for any Indemnified Party, incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent) other than such Indemnified Party and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) either or both of the following: (A) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower, any other Loan Party or any other Subsidiary of the Parent; or (B) any Environmental Claim related in any way to the Borrower, any other Loan Party or any other Subsidiary of the Parent, it being agreed that, with respect to the foregoing clauses (A) and (B), such indemnification shall include, without limitation: (1) the costs, whether foreseeable or unforeseeable, of any repair, cleanup or detoxification of the Property, or the removal or remediation of any Hazardous Materials (regardless of the medium) from the Property, or the taking of any emergency action, which is required by any Governmental Authority or is otherwise necessary to render the Property in compliance with all Environmental Laws; (2) all other direct or indirect consequential damages (including any third party tort claims or governmental claims, fines or penalties against any and all Indemnified Parties); and (3) all court costs and reasonable attorneys’ fees and expenses paid or incurred by any and all Indemnified Parties; (iv) any actual or prospective claim, litigation, investigation or proceeding (an “Indemnity Proceeding”) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, any other Loan Party or any other Subsidiary of the Parent, and regardless of whether any Indemnified Party is a party thereto or (v) any claim (including without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent, any Issuing Bank or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, or the foreclosure upon, or seizure of, any Collateral or the exercise of any other right of a secured party including without limitation, reasonable attorneys and consultant’s fees; provided, however, that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

(b)    If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

(c)    The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party.

(d)    Notwithstanding the foregoing indemnification set forth in Section 13.9(a)(iii), Borrower shall not have any obligations or liabilities under Section 13.9(a)(iii) with respect to a Secured Pool Property if: (i) Borrower shall have satisfied the Post-Foreclosure Conditions; (ii) such matters first arise from Hazardous Materials that Borrower proves were first introduced to or at any Secured Pool Property following the date on which a Foreclosing Successor takes title to such Secured Pool Property; and (iii) such matters do not arise or result from (and are not exacerbated by) any act or negligence of Borrower or any Affiliate, or any of their respective agents or contractors. Borrower agrees that if any Hazardous Materials are discovered in, on under or about the Secured Pool Property that are consistent with the ownership, occupancy, use or operation of the Secured Pool Property during the applicable Guarantor’s ownership, occupancy, use or operation of such Secured Pool Property, then there shall be a rebuttable presumption that the use, generation, manufacture, storage, disposal of, transportation or presence of any of such Hazardous Materials in, on, under, about, or migrating from, the Secured Pool Property occurred during such Guarantor’s ownership, occupancy, use or operation of the Secured Pool Property, and notwithstanding anything herein to the contrary, Borrower shall continue to be obligated to indemnify Administrative Agent and the Lenders under Section 13.9(a) hereunder unless Borrower overcomes said presumption with the burden of proof.

For purposes of this Section 13.9(d), the following terms shall have the following meanings:

“Foreclosing Successor” means: (A) Administrative Agent or Administrative Agent’s designee or affiliate who takes title to the Secured Pool Property, either through an Uncontested Foreclosure or through a deed-in-lieu of foreclosure; or (B) any other successful bidder at an Uncontested Foreclosure.

“Uncontested Foreclosure” means a foreclosure or power of sale proceeding conducted pursuant to Administrative Agent’s exercise of remedies under the Loan Documents, as to which Borrower (or any Affiliate thereof) has not contested or objected, and as to which Borrower (or any Affiliate thereof) has not filed any litigation or other legal proceeding that impedes or interferes with the efforts of Administrative Agent to exercise its rights and remedies under the Loan Documents.

“Post-Foreclosure Conditions” means both of the following: (A) Borrower shall have delivered a Clean Audit, at Borrower’s sole cost and expense, which is dated no earlier than ten (10) Business Days prior to the date the Foreclosing Successor takes title to the Secured Pool Property and on which the Foreclosing Successor is entitled to rely; and (B) no claims, litigation, demands, defenses, judgments, suits or proceedings with respect to a matter covered by Section 13.9(a)(iii) shall have occurred or been threatened in writing prior to the date the Foreclosing Successor shall have taken title to the Property.

“Clean Audit” means a then current Phase I environmental site assessment with respect to the Secured Pool Property (and a follow up Phase II environmental assessment report if required by the Phase I), ordered by Administrative Agent at Borrower’s expense upon the request of Borrower, from an environmental consultant reasonably acceptable to Administrative Agent and certified to Administrative Agent and the Lenders (and, if applicable, the Foreclosing Successor), which is dated not more than ten (10) Business Days prior to the effective date of the transfer of the Secured Pool Property pursuant to the Uncontested Foreclosure or deed-in-lieu, together with such other information and investigations as Administrative Agent may require in its reasonable discretion, which assessments indicate no release, threatened release, discharge, disposal, or presence of any Hazardous Substances in, on, under, about or migrating from the Secured Pool Property, and indicates that the Secured Pool Property is not subject to any risk of contamination from any off site Hazardous Substances, in each case, in violation of the representations, warranties, and covenants set forth in this Agreement, all as determined by Administrative Agent in its reasonable discretion.

References in this Section 13.9 to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers.

j.	Section 13.10. Termination; Survival.
This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.4(b)), (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and the Issuing Banks are no longer obligated under this Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10, 5.1, 5.4, 12.6, 13.2 and 13.9 and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.4, shall continue in full force and effect and shall protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

k.	Section 13.11. Severability of Provisions.
If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents.

l.	Section 13.12. GOVERNING LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

m.	Section 13.13. Stamp, Intangible and Recording Taxes.
n.    The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents.

o.	Section 13.14. Counterparts.
To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

Section 13.15. No Advisory or Fiduciary Relationship.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Parent and the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Agreement provided by Administrative Agent and

Arrangers are arm’s-length commercial transactions between the Parent, the Borrower each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) each of the Parent, the Borrower, and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Parent, the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent, each Lender, each Issuing Bank and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Lender, any Issuing Bank nor any Arranger has any obligation to the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender, each Issuing Bank and each Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Parent, the Borrower, the other Loan Parties, and their respective Affiliates, and neither the Administrative Agent, any Lender, any Issuing Bank nor any Arranger has any obligation to disclose any of such interests to the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates. To the fullest extent permitted by Applicable Law, each of the Parent, the Borrower, and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, each Lender, each Issuing Bank and each Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

p.	Section 13.16. Obligations with Respect to Loan Parties and Subsidiaries.
The obligations of the Parent or the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties and Subsidiaries as specified herein shall be absolute and not subject to any defense the Parent or the Borrower may have that the Parent or the Borrower does not control such Loan Parties or Subsidiaries.

q.	Section 13.17. Independence of Covenants.
All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

r.	Section 13.18. Limitation of Liability.
None of the Administrative Agent, any Issuing Bank, any Lender, or any of their respective Related Parties shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

s.	Section 13.19. Entire Agreement.
This Agreement, the Notes and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. There are no oral agreements among the parties hereto.

t.	Section 13.20. Construction.
The Administrative Agent, each Issuing Bank, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, each Issuing Bank, the Borrower and each Lender.

u.	Section 13.21. Headings.
The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation.

v.	Section 13.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
w.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

TIER OPERATING PARTNERSHIP LP, as Borrower

By:
Name:
Title:

TIER REIT, INC., as Parent

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Amended and Restated Credit Agreement with Tier Operating Partnership LP]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender, as an Issuing Bank and as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Amended and Restated Credit Agreement with Tier Operating Partnership LP]

JPMORGAN CHASE BANK, N.A., as an Issuing Bank and as a Lender

By:
Name:
Title:

SCHEDULE I

Commitments

LENDER	Revolving Commitment	Tranche A Term Loan Commitment	Tranche A Term Loans as of the Second Amendment Effective Date	Tranche B Term Loan Commitment	~~Total~~Revolving Commitment and ~~Tranche A~~ Term Loans as of the Second Amendment Effective Date
Wells Fargo Bank, National Association	$~~42,500,000~~57,500,000	$0	$~~47,500,000~~62,500,000	$62,500,000	$~~152,500,000~~182,500,000
JPMorgan Chase Bank, N.A.	$~~42,500,000~~57,500,000	$0	$~~47,500,000~~62,500,000	$62,500,000	$~~152,500,000~~182,500,000
U.S. Bank National Association	$~~35,500,000~~48,000,000	$0	$~~39,500,000~~52,000,000	$55,000,000	$~~130,000,000~~155,000,000
Deutsche Bank AG, New York Branch	$28,500,000	$0	$31,500,000	$0	$60,000,000
Fifth Third Bank	$28,500,000	$0	$31,500,000	$40,000,000	$100,000,000
Capital One, National Association	$~~23,750,000~~31,250,000	$0	$~~26,250,000~~33,750,000	$0	$~~50,000,000~~65,000,000
PNC Bank, National Association	$23,750,000	$0	$26,250,000	$35,000,000	$85,000,000
Associated Bank, National Association	$10,000,000	$0	$0	$20,000,000	$~~20,000,000~~30,000,000
TOTAL	$~~225,000,000~~285,000,000	$0	$~~250,000,000~~300,000,000	$275,000,000	$~~750,000,000~~860,000,000

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the] [any] Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.    Assignor[s]:        ______________________________

______________________________
[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]: ______________________________

______________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower(s): ______________________________

A-1

4.	Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.
Credit Agreement:    The Amended and Restated Credit Agreement dated as of June 30, 2015 among Tier Operating Partnership LP, a Texas limited partnership, TIER REIT, Inc., a Maryland corporation, the Lenders parties thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the other parties thereto

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned[8]	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.    Trade Date:        ______________]

[Page break]

A-2

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]
[NAME OF ASSIGNOR]

By:______________________________
Name: _________________________
Title: __________________________

[NAME OF ASSIGNOR]

By:______________________________
Name: _________________________
Title: __________________________

ASSIGNEE[S]
[NAME OF ASSIGNEE]

By:______________________________
Name: _________________________
Title: __________________________

[NAME OF ASSIGNEE]

By:______________________________
Name: _________________________
Title: __________________________

A-3

[Consented to and] Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By: _________________________________
Name: _____________________________
Title: ______________________________

[Consented to:]

[NAME OF RELEVANT PARTY]

By: _________________________________
Name: _____________________________
Title: ______________________________

A-4

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.    Representations and Warranties.

1.1    Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee as defined in the Credit Agreement (subject to such consents, if any, as may be required under such definition), (iii) from and after the Effective Date specified for this Assignment and Assumption, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the financial statements referenced in Section 7.1(k) thereof or of the most recent financial statements delivered pursuant to Section 9.1 or 9.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date specified for this Assignment and Assumption. The Assignor[s] and the Assignee[s] shall make all appropriate

A-5

adjustments in payments by the Administrative Agent for periods prior to such Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

A-6

EXHIBIT B

FORM OF DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: TIER OPERATING PARTNERSHIP LP, A TEXAS LIMITED PARTNERSHIP
Administrative Agent: Wells Fargo Bank, National Association

Loan:  Loan number 1012683 made pursuant to that certain “Amended and Restated Credit Agreement” dated as of June 30, 2015 between Borrower, TIER REIT, Inc., a Maryland corporation, as Parent, Administrative Agent, Wells Fargo Securities, LLC and Lenders, as amended from time to time

Effective Date: June 30, 2015

Check applicable box:

New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2)
to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request pursuant to 2.5(b) of the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

B-1

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO WIRE TRANSFERS AT ORIGINATION/CLOSING

Permitted Wire Transfers:  Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Closing Exhibit. All wire instructions must be in the format specified on the Closing Exhibit.

Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO DEPOSITS INTO WFB ACCOUNTS AT ORIGINATION/CLOSING

Direct Deposit:  Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

B -2

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers:  Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit:  Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

B-3

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

TIER OPERATING PARTNERSHIP LP

By: _________________________________
Name: _____________________________
Title: ______________________________

B-5

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.
“Receiving Bank” means the financial institution where a Receiving Party maintains its account.
“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.
“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.

Limitation of Liability. Administrative Agent , Issuing Banks, Swingline Lender and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent, Issuing Banks, Swingline Lender or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s, any Issuing Bank’s, Swingline Lender’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent, any Issuing Bank, Swingline Lender any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent, any Issuing Bank, Swingline Lender nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT, ANY ISSUING BANK, SWINGLINE LENDER OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.

Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

B-6

CLOSING EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

B-7

SUBSEQUENT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

B-8

RESTRICTED ACCOUNT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

B-9

EXHIBIT C

FORM OF AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY dated as of June 30, 2015 (this “Guaranty”) executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tier Operating Partnership LP, a Texas limited partnership (the “Borrower”), TIER REIT, Inc., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers (the Administrative Agent, the Lenders, the Swingline Lender, the Issuing Banks and the Specified Derivatives Providers, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Issuing Banks, the Swingline Lender and the other Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or its Subsidiaries;

WHEREAS, certain Guarantors (the “Existing Guarantors”) are party to that certain Guaranty, dated December 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”);

WHEREAS, the parties hereto wish to amend and restate the Existing Guaranty in its entirety and each Existing Guarantor wishes to affirm its obligations under the Existing Guaranty;

WHEREAS, each Guarantor is owned or controlled by the Borrower, owns or controls the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower and the Guarantors have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition to the Guarantied Parties’ making, and continuing to make, such financial accommodations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

C-

Section 1. Guaranty. Each Existing Guarantor affirms its obligations under, and the terms and conditions of, the Existing Guaranty and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations” (provided, however, that the definition of “Guarantied Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)): (a) all indebtedness and obligations owing by the Borrower or any other Loan Party to any Lender, the Issuing Banks or the Administrative Agent under or in connection with the Credit Agreement or any other Loan Document, including without limitation, the repayment of all principal of the Revolving Loans, Term Loans and Swingline Loans, and the Reimbursement Obligations, and the payment of all interest, fees, charges, attorneys’ fees and other amounts required to be paid to any Lender, the Issuing Banks or the Administrative Agent thereunder or in connection therewith; (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation) and any Specified Cash Management Agreement; (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (d) all expenses, including, without limitation, attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (e) all other Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, subject to the termination provisions contained in Section 20, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof) to the extent permitted by Applicable Law:

(a)    (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, any Specified Derivatives Contract or any other document, instrument or agreement evidencing or relating to any Guarantied Obligations (the “Guarantied Documents”), or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, any Guarantied Document or any assignment or transfer of any Guarantied Document;

C-

(b)    any lack of validity or enforceability of any Guarantied Document or any assignment or transfer of any Guarantied Document;

(c)    any furnishing to any of the Guarantied Parties of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d)    any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

(e)    any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f)    any act or failure to act by any Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against any other Loan Party or any other Person to recover payments made under this Guaranty;

(g)    any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

(h)    any application of sums paid by any Loan Party or any other Person with respect to the liabilities of any Loan Party to any of the Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i)    any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

(j)    any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by any Loan Party or any other Person against any Guarantied Party;

(k)    any change in the corporate existence, structure or ownership of any Loan Party;

(l)    any statement, representation or warranty made or deemed made by or on behalf of any Loan Party under any Guarantied Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance in full).

Section 4. Action with Respect to Guarantied Obligations. The Guaranteed Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations in accordance with the terms thereof, including, but not limited to, extending or shortening the time of payment of any of the

C-

Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement any Guarantied Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against any Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the Administrative Agent and the other Guarantied Parties all of the representations and warranties made by the Parent or the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Guarantied Documents, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor will comply with all covenants with which the Parent or the Borrower is to cause such Guarantor to comply under the terms of the Credit Agreement or any of the other Guarantied Documents.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate. To the extent permitted by Applicable Law, if the Guarantied Parties or any of them are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Administrative Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of any of the Guarantied Documents and such Guarantor shall be and remain liable to the Administrative Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such other Guarantied Party, to the extent permitted by Applicable Law.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of another Loan Party, such Guarantor shall be subrogated to the rights of the payee against such Loan Party; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against such Loan Party arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation

C-

rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing.

Section 11. Payments Free and Clear. Section 3.10 of the Credit Agreement shall be applicable, mutatis mutandis, to all payments required to be made by any Guarantor under this Guaranty.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Guarantied Documents or Applicable Law and not by way of limitation of any such rights, subject to Section 13.3 of the Credit Agreement, each Guarantor hereby authorizes each Guarantied Party, each Affiliate of a Guarantied Party, and each Participant, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Guarantied Party (other than the Administrative Agent), an Affiliate of a Guarantied Party (other than the Administrative Agent), or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by a Guarantied Party, an Affiliate of a Guarantied Party or such Participant to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of any other Loan Party to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from any other Loan Party (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. During the continuance of an Event of Default, no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from or any other Loan Party on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor and the Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance

C-

Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither of the Administrative Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 17. WAIVER OF JURY TRIAL.

(a)    EACH GUARANTOR, AND EACH OF THE GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG SUCH GUARANTOR AND ANY OF THE GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GUARANTORS, AND THE GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY.

(b)    EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY OTHER GUARANTIED PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY MAY

C-

OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY ANY GUARANTIED PARTY OR THE ENFORCEMENT BY ANY GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER GUARANTIED DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS GUARANTY.

Section 18. Loan Accounts. The Administrative Agent and each other Guarantied Party may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations arising under or in connection with the Loan Documents, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of such Guarantied Obligations or otherwise, the entries in such books and accounts shall be binding on the Guarantors absent manifest error. The failure of the Administrative Agent or any other Guarantied Party to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 19. Waiver of Remedies. No delay or failure on the part of the Administrative Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20. Termination. This Guaranty shall remain in full force and effect with respect to each Guarantor until the earliest of the (x) the date on which all of the Guarantied Obligations have been indefeasibly paid and performed in full or (y) solely with respect to such Guarantor (but not any other Guarantor), release or termination of the obligations of such Guarantor hereunder in accordance with the terms of the Credit Agreement, at which point this Guaranty shall (solely with respect to such Guarantor, in the case of clause (y)), automatically terminate and have no further force and effect (other than any provisions of this Guaranty that expressly survive the termination hereof). The Administrative Agent agrees to execute and deliver such documents as are reasonably requested in accordance with the terms of the Credit Agreement by the Borrower or any such Guarantor to evidence such termination or release, at the Borrower’s or such Guarantor’s sole cost and expense.

Section 21. Successors and Assigns. Each reference herein to the Administrative Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Guarantied Documents, assign, transfer or sell any

C-

Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the Administrative Agent and any other Guarantied Party to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Administrative Agent and each Guarantor, subject to Section 13.6 of the Credit Agreement.

Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent at its Principal Office, not later than 1:00 p.m. Central time, on the date one Business Day after demand therefor.

Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any other Guarantied Party at its address for notices provided for in the Guarantied Documents, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of a Guarantor or Guarantied Party at the addresses specified; (ii) if telecopied, when transmitted; or (iii) if hand delivered or sent by overnight courier, when delivered; provided, however, that in the case of the immediately preceding clauses (i) through (iii), non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28. Limitation of Liability. None of the Administrative Agent, any other Guarantied Party or any of their respective Related Parties shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by this Guaranty or any of the other Guarantied Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent, any other Guarantied Party or any of their respective Related

C-

Parties for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by thereby.

Section 29. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 9.5. of the Credit Agreement.

Section 30. Right of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section shall be subordinate and subject in right of payment to the Guarantied Obligations until such time as the Guarantied Obligations have been indefeasibly paid and performed in full and the Commitments have expired or terminated, and none of the Guarantors shall exercise any right or remedy under this Section against any other Guarantor until such Obligations have been indefeasibly paid and performed in full and the Commitments have expired or terminated. Subject to Section 10 of this Guaranty, this Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under Applicable Law against any other Loan Party in respect of any payment of Guarantied Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall cease to be a Guarantor in accordance with the applicable provisions of the Loan Documents.

Section 31. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of this Guaranty in accordance with Section 20 hereof. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 32. Definitions. (a) For the purposes of this Guaranty:

“Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Loan Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties) of the Loan Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

C-

“Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guarantied Obligations.

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party (including the Borrower) that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Ratable Share” means, for any Guarantor in respect of any payment of Guarantied Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guarantied Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Loan Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties hereunder) of the Loan Parties; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guarantied Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment.

(b)    As used herein, “Guarantors” shall mean, as the context requires, collectively, (a) the Parent, (b) each Subsidiary identified as a “Guarantor” on the signature pages hereto, (c) each Person that joins this Guaranty as a Guarantor pursuant to Section 8.14 of the Credit Agreement, (d) with respect to (i) any Specified Derivatives Obligations between any Loan Party (other than the Borrower) and any Specified Derivatives Provider, the Borrower and (ii) the payment and performance by each other Loan Party of its obligations under the Guaranty with respect to all Swap Obligations, the Borrower, and (e) the successors and permitted assigns of the foregoing.

(c)    Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

C-

[Signatures on Following Page]

C-

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

GUARANTORS:

TIER REIT, INC.

By:
Name:
Title:

[SUBSIDIARY]

By:
Name:
Title:

Address for Notices for all Guarantors:

c/o TIER OPERATING PARTNERSHIP LP
_____________________
_____________________
Attention:______________________
Telecopier: (_____) ______________
Telephone: (_____) ______________

BORROWER:

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

C-

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the “New Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, for its benefit and the benefit of the other Guarantied Parties.

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Swingline Lender, the Issuing Banks and the other Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or its Subsidiaries;

WHEREAS, the New Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower, the New Guarantor and the other Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations available ; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Guarantied Parties continuing to make such financial accommodations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under the Amended and Restated Guaranty dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the Administrative Agent, for its benefit and the benefit of the other Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a)    irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

C-

(b)    makes to the Administrative Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c)    consents and agrees to each provision set forth in the Guaranty.

SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

[Signatures on Following Page]

C-

IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

([CORPORATE] SEAL)

Address for Notices:

c/o TIER OPERATING PARTNERSHIP LP
____________________________
____________________________
Attention:______________________
Telecopier: (_____) ______________
Telephone: (_____) ______________

Accepted:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:
Name:
Title:

C-

EXHIBIT D

FORM OF NOTICE OF BORROWING

____________, 20__

Wells Fargo Bank, National Association, as Administrative Agent
__________________________
__________________________
Attn: _____________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.
Pursuant to Section [2.1(b)][2.2(b)] of the Credit Agreement, the Borrower hereby requests that the Lenders make [Revolving][Tranche B Term] Loans to the Borrower in an aggregate amount equal to $___________________.

2.	The Borrower requests that such [Revolving][Tranche B Term] Loans be made available to the Borrower on ____________, 20__.

3.	The proceeds of such [Revolving][Tranche B Term] Loans will be used for ___________________________________________.

4.	The Borrower hereby requests that such [Revolving][Tranche B Term] Loans be of the following Type:

[Check one box only]
ž☐    Base Rate Loan
ž☐    LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]
ž☐    one month
ž☐    three months
ž☐    six months

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested [Revolving][Tranche B Term] Loans, and immediately after making such [Revolving][Tranche B Term] Loans, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties

D-

made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested [Revolving][Tranche B Term] Loans contained in Article VI of the Credit Agreement will have been satisfied at the time such [Revolving][Tranche B Term] Loans are made.

[Signatures on Following Page]

D-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Borrowing as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

D-

EXHIBIT E

FORM OF NOTICE OF CONTINUATION

____________, 20__

Wells Fargo Bank, National Association, as Administrative Agent
__________________________
__________________________
Attn: _____________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.10 of the Credit Agreement, the Borrower hereby requests a Continuation of LIBOR Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

1.	The requested date of such Continuation is ____________, 20__.

[2.	The Loans subject to such Continuation are [Revolving] [Tranche A Term] [Tranche B Term] Loans.]

[2.][3.]
The aggregate principal amount of the Loans subject to such Continuation is $________________________ and the portion of such principal amount subject to such Continuation is $__________________________.

[3.][4.]	The current Interest Period of the Loans subject to such Continuation ends on ________________, 20__.

[4.][5.]	The duration of the Interest Period for the Loans or portion thereof subject to such Continuation is:

[Check one box only]

ž☐    one month
ž☐    three months
ž☐    six months

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and immediately after giving effect to such

E-

Continuation, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents.

[Signatures on Following Page]

E-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

E-

EXHIBIT F

FORM OF NOTICE OF CONVERSION

____________, 20__

Wells Fargo Bank, National Association, as Administrative Agent
_______________________
_______________________
Attn: __________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.11 of the Credit Agreement, the Borrower hereby requests a Conversion of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

1.	The requested date of such Conversion is ______________, 20__.

[2.	The Loans to be Converted are [Revolving][Tranche A Term][Tranche B Term] Loans.]

[2.][3.]	The Type of Loans to be Converted pursuant hereto is currently:

[Check one box only]

ž☐	Base Rate Loan

ž☐	LIBOR Loan

[3.][4.]	The aggregate principal amount of the Loans subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $___________________.

F-

[4.][5.]	The amount of such Loans to be so Converted is to be converted into Loans of the following Type:

[Check one box only]

ž☐	Base Rate Loan

ž☐	LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]

ž☐    one month
ž☐    three months
ž☐    six months

[The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and immediately after giving effect to such Conversion, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents]

[Signatures on Following Page]

F-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

F-

EXHIBIT G

FORM OF NOTICE OF SWINGLINE BORROWING

____________, 20___

Wells Fargo Bank, National Association, as Administrative Agent
_______________________
_______________________
Attn: __________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.	Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower hereby requests that the Swingline Lender make a Swingline Loan to the Borrower in an amount equal to $___________________.

2.	The Borrower requests that such Swingline Loan be made available to the Borrower on ____________, 20___.

The Borrower hereby certifies to the Administrative Agent, the Swingline Lender and the other Lenders that as of the date hereof, as of the date of the making of the requested Swingline Loan, and after making such Swingline Loan, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Swingline Loan contained in Article VI of the Credit Agreement will have been satisfied at the time such Swingline Loan is made.

If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.5(b) of the Credit Agreement.

G-

[Signatures on Following Page]

G-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Swingline Borrowing as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

G-

EXHIBIT H

FORM OF REVOLVING NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address as 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Revolving Note is one of the “Revolving Notes” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Revolving Note.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

H-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

H-

EXHIBIT I

FORM OF SWINGLINE NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), hereby promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION or registered assigns (the “Swingline Lender”) to its address at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Swingline Lender to the Borrower, the principal sum of __________________ AND NO/100 DOLLARS ($________________) (or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Swingline Note is the “Swingline Note” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and evidences Swingline Loans made to the Borrower thereunder. Terms used but not otherwise defined in this Swingline Note have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Swingline Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Swingline Note.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

I-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Swingline Note under seal as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

I-

EXHIBIT J-1

FORM OF TRANCHE A TERM NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A Term Loan made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Tranche A Term Note is one of the “Term Notes” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Tranche A Term Note upon the occurrence of certain events and for prepayments of Tranche A Term Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Tranche A Term Note.

THIS TRANCHE A TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

J-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche A Term Note under seal as of the date written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

J-

J-

EXHIBIT J-2

FORM OF TRANCHE B TERM NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B Term Loan made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Tranche B Term Note is one of the “Term Notes” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Tranche B Term Note upon the occurrence of certain events and for prepayments of Tranche B Term Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Tranche B Term Note.

THIS TRANCHE B TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

J-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche B Term Note under seal as of the date written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

J-

EXHIBIT K-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20__

K-1-
Rev 9-25-14

EXHIBIT K-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20__

K-2-

EXHIBIT K-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20__

K-3-

EXHIBIT K-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20__

K-4-

K-4-

EXHIBIT L

FORM OF OPINION OF COUNSELTO THE BORROWER AND GUARANTORS

(Attached)

L-

EXHIBIT M

FORM OF COMPLIANCE CERTIFICATE

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent, the Issuings Banks and the Lenders that:

1.    The undersigned has reviewed the terms of the Credit Agreement and has made a review of the transactions, financial condition and other affairs of the Parent and its Subsidiaries as of, and during the relevant accounting period ending on, _______________, 20__.

2.    Schedule I attached hereto sets forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1 of the Credit Agreement

3.    As of the date hereof the aggregate outstanding principal amount of all outstanding Term Loans and Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans are less than or equal to the Maximum Loan Availability at such time.

4.    No Default or Event of Default exists [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)].

IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate on and as of ___________, 20__.

Name:
Title:

M-

EXHIBIT N
FORM OF MAXIMUM LOAN AVAILABILITY CERTIFICATE

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section [4.1(c)][4.2(b)][6.1(a)(ix)][9.4(d)] of the Credit Agreement, the undersigned hereby certifies to the Lenders and the Administrative Agent that:

1.    With respect to each of the Properties listed on Schedule 1 attached hereto, that:

(a)	such Property is fully developed as an office Property;

(b)	such Property is owned in fee simple or leased under a Ground Lease by the Borrower or a Guarantor;

(c)	such Property is located in a State of the United States of America or in the District of Columbia;

(d)
regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person:

(i)	to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable; and

(ii)	to sell, transfer or otherwise dispose of such Property;

(e)	neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary is subject to:

(i)	any Lien other than the Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term) or

(ii)	any Negative Pledge;

(f)	such Property is not a Development Property; and

(g)
such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property.

M-

2.    Schedule 2 attached hereto accurately and completely sets forth for each Secured Pool Property as of ___________, 20____:

(a)	As-is Appraised Value for such Property;

(b)
(i) Net Operating Income of such Property for the 12-month period ending on the date of determination; and (ii) aggregate NOI from all Secured Pool Properties determined under clause (b)(i) divided by 1.35.

(c)
The maximum principal amount of the Indebtedness under the Credit Agreement amortized over a thirty (30) year period which, when bearing interest at a rate per annum equal to the greater of (i) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus two hundred (200) basis points (2.0%) and (ii) six and one-half percent (6.5%), would be payable by the monthly principal and interest payment amount resulting from dividing (a) the calculation set forth in clause (b)(ii) above, by (b) 12.

(d)
The Maximum Loan Availability, which is the amount equal to the lesser of (i) 65% of the as-is Appraised Value for all Secured Pool Properties set forth in clause (a) above, and (ii) the amount derived from the calculations set forth in clause (c) above (the “Debt Service Coverage Amount”).

3.    As of the date hereof (a) no Default or Event of Default exists or would exist, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents.

IN WITNESS WHEREOF, the undersigned has signed this Maximum Loan Availability Certificate on and as of ___________, 20__.

Name:
Title:

M-

EXHIBIT A-2

CLEAN CREDIT AGREEMENT

See attached.

M-

CONFORMED COPY TO AMENDMENT 1 DATED JULY 20, 2015 AND
AMENDMENT 2 DATED MARCH 15, 2016
NOT A LEGAL DOCUMENT

Loan Number: 1012683
Published CUSIP Number: 88650KAA1
Revolving Credit CUSIP Number: 88650KAB9
Tranche A Term Loan CUSIP Number: 88650KAC7
Tranche B Term Loan CUSIP Number: __________

EXECUTION COPY

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 30, 2015

by and among

TIER OPERATING PARTNERSHIP LP,
as Borrower,

TIER REIT, INC.,
as Parent,

THE FINANCIAL INSTITUTIONS PARTY HERETO
AND THEIR ASSIGNEES UNDER SECTION 13.5,
as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

______________________________________________________

WELLS FARGO SECURITIES, LLC
AND
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers
and
Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and

U.S. BANK NATIONAL ASSOCIATION
AND
FIFTH THIRD BANK,

Loan Number: _______________

as Co-Documentation Agents

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of June 30, 2015 by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (the “Borrower”), TIER REIT, Inc., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.5 (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), with WELLS FARGO SECURITIES, LLC and JPMORGAN CHASE BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners (in such capacities, the “Arrangers”), JPMORGAN CHASE BANK, N.A., as Syndication Agent (the “Syndication Agent”) and U.S. BANK NATIONAL ASSOCIATION and FIFTH THIRD BANK, as Co-Documentation Agents (the “Co-Documentation Agents”).

WHEREAS, the Borrower, the Parent, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent are currently party to the Credit Agreement (the “Existing Credit Agreement”), dated as of December 18, 2014 (the “Original Closing Date”).

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety; (ii) re-evidence the “Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement; and (iii) set forth the terms and conditions under which the Lenders will, from time to time, make loans to or for the benefit of the Borrower.

WHEREAS, the parties hereto intend that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Borrower outstanding thereunder, which shall be payable in accordance with the terms hereof.

WHEREAS, each of the Borrower and the Parent confirms that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Agreement Date, all references to the “Credit Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

24.	Article I. Definitions

a.	Section 1.1. Definitions.
In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

“Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty.

“Additional Costs” has the meaning given that term in Section 5.1(b).

“Adjusted EBITDA” means, for any given period, (a) the EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for such period minus (b) Reserves for Replacements.

“Administrative Agent” means Wells Fargo Bank, National Association as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 12.8.

“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.

“Affected Lender” has the meaning given that term in Section 5.6.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement Date” means the date as of which this Agreement is dated.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Applicable Loan Party” has the meaning given that term in Section 7.1(h)(ix).

“Applicable Margin” means (a) prior to the occurrence of the Collateral Release Event, the percentage rate set forth below corresponding to the ratio of Total Indebtedness to Total Asset Value as determined in accordance with Section 10.1(b):

Level	Ratio of Total Indebtedness to Total Asset Value	Applicable Margin for Revolving LIBOR Loans	Applicable Margin for Revolving Base Rate Loans	Applicable Margin for Tranche A Term LIBOR Loans	Applicable Margin for Tranche A Term Base Rate Loans	Applicable Margin for Tranche B Term LIBOR Loans	Applicable Margin for Tranche B Term Base Rate Loans
1	Less than 0.45 to 1.00	1.50%	0.50%	1.45%	0.45%	1.80%	0.80%
2	Greater than or equal to 0.45 to 1.00 but less than 0.50 to 1.00	1.60%	0.60%	1.55%	0.55%	1.90%	0.90%
3	Greater than or equal to 0.50 to 1.00 but less than 0.55 to 1.00	1.85%	0.85%	1.80%	0.80%	2.15%	1.15%
4	Greater than or equal to 0.55 to 1.00 but less than 0.60 to 1.00	2.10%	1.10%	2.05%	1.05%	2.40%	1.40%
5	Greater than or equal to 0.60 to 1.00	2.30%	1.30%	2.25%	1.25%	2.60%	1.60%

and (b) from and after the Collateral Release Event, the percentage rate set forth below corresponding to the ratio of Total Indebtedness to Total Asset Value as determined in accordance with Section 10.1(b):

Level	Ratio of Total Indebtedness to Total Asset Value	Applicable Margin for Revolving LIBOR Loans	Applicable Margin for Revolving Base Rate Loans	Applicable Margin for Tranche A Term LIBOR Loans	Applicable Margin for Tranche A Term Base Rate Loans	Applicable Margin for Tranche B Term LIBOR Loans	Applicable Margin for Tranche B Term Base Rate Loans
1	Less than 0.45 to 1.00	1.40%	0.40%	1.35%	0.35%	1.70%	0.70%
2	Greater than or equal to 0.45 to 1.00 but less than 0.50 to 1.00	1.55%	0.55%	1.50%	0.50%	1.85%	0.85%
3	Greater than or equal to 0.50 to 1.00 but less than 0.55 to 1.00	1.70%	0.70%	1.65%	0.65%	2.00%	1.00%
4	Greater than or equal to 0.55 to 1.00 but less than 0.60 to 1.00	2.00%	1.00%	1.95%	0.95%	2.30%	1.30%
5	Greater than or equal to 0.60 to 1.00	2.20%	1.20%	2.15%	1.15%	2.50%	1.50%

The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Indebtedness to Total Asset Value as set forth in the Compliance Certificate most recently delivered by the Parent pursuant to Section 9.3. Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Parent delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. If the Parent fails to deliver a Compliance Certificate pursuant to Section 9.3, the Applicable Margin shall equal the percentages corresponding to Level 5 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin for Tranche B Term Loans shall be determined based on Level 2; it is acknowledged that as of the Effective Date, the Applicable Margin for Revolving Loans and Tranche A Term Loans is determined based on Level 2. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this definition shall be subject to Section 2.6(c).

“Appraisal” means, with respect to any Property, an M.A.I. appraisal commissioned by and addressed to the Administrative Agent (acceptable to the Administrative Agent as to form, substance and appraisal date), prepared by a professional appraiser acceptable to the Administrative Agent, having at least the minimum qualifications required under Applicable Law governing the Administrative Agent and the Lenders, including without limitation, FIRREA, and determining both the “as is” market value of such Property as between a willing buyer and a willing seller and the “stabilized value” of such Property.

“Appraised Value” means, with respect to any Property, the “as is” market value of such Property as reflected in the most recent Appraisal of such Property as the same may have been reasonably adjusted by the Administrative Agent based upon its internal review of such Appraisal which is based on criteria and factors then generally used and considered by the Administrative Agent, in the exercise of its good faith business judgment, in determining the value of similar real estate Properties, which review shall be conducted prior to acceptance of such Appraisal by the Administrative Agent. Following the Stabilization Date of a Property included in calculations of the Maximum Loan Availability, the Appraised Value of such Property shall be such “stabilized value” as the same may have been adjusted by the Administrative Agent as provided above.

“Approved Fund” means any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender.

“Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.5), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means the Bankruptcy Code of 1978, as amended.

“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) the LIBOR Market Index Rate plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the LIBOR Market Index Rate (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable).

“Base Rate Loan” means a Revolving Loan or Term Loan (or any portion thereof) bearing interest at a rate based on the Base Rate.

“Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

“Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns.

“Borrower Information” has the meaning given that term in Section 2.6(c).

“Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.

“Capitalization Rate” means (a) with respect to CBD Properties, 6.75% and (b) with respect to all other Properties, 7.50%.

“Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date.

“Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks or the Lenders, as collateral for Letter of Credit Liabilities or obligations of Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short‑term commercial paper rating of at least A‑2 or the equivalent by S&P or at least P‑2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A‑2 or the equivalent thereof by S&P or at least P‑2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

“CBD Properties” means Properties located in the metropolitan areas and central business districts (CBD) set forth on Schedule 1.1(b) attached hereto.

“Collateral” means any real or personal property directly or indirectly securing any of the Obligations or any other obligation of a Person under or in respect of any Loan Document or Specified Derivatives Contract to which it is a party, and includes, without limitation, all “Property,” “Leases,” “Rents” and “Collateral” under and as defined in any Security Deed, all “Management Agreements” as defined in any Property Management Contract Assignment, and all other property subject to a Lien created by a Security Document.

“Collateral Release Event” means the delivery to the Administrative Agent (and the Administrative Agent shall promptly notify the Lenders thereof) of a certificate duly executed by a Responsible Officer of the Parent (a) certifying that (i) the Parent and its Subsidiaries shall be in compliance with the Collateral Release Financial Covenants at all times during the two (2) most recently completed fiscal quarters of the Parent and its Subsidiaries in respect of which the financial reporting requirements set forth in Section 9.1, 9.2 and 9.3 shall have been satisfied, (ii) each of the Properties included in the determination of the Collateral Release Financial Covenants shall be Unencumbered Pool Properties (and such certificate shall identify each such Property in detail reasonably acceptable to the Administrative Agent) and (iii) no Default or Event of Default shall have occurred and is continuing, and (b) requesting such release.

“Collateral Release Financial Covenants” shall mean, at all times during the period of determination, the Parent shall be in compliance with the following additional financial covenants. Only the Parent’s Ownership Share of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be considered when determining compliance with financial covenants:

(a)    Ratio of Total Indebtedness to Total Asset Value. The Parent and the Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed 0.55 to 1.00 at any time during such period of determination.

(b)    Ratio of Adjusted EBITDA to Fixed Charges. The Parent and the Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any two consecutive fiscal quarter period, annualized, to (ii) Fixed Charges of the Parent and its Subsidiaries for such two consecutive fiscal quarter period, annualized, to be less than 1.55 to 1.00 as of the last day of such two consecutive fiscal quarter period at any time during such period of determination.

(c)    Unsecured Indebtedness to Unencumbered Asset Value. The Parent and the Borrower shall not permit the ratio of (i) Unsecured Indebtedness to (ii) Unencumbered Asset Value to be greater than 0.55 to 1.00 at any time during such period of determination (after giving effect to the Collateral Release Event).

“Commitment” means, as to a Lender, such Lender’s Revolving Commitment or such Lender’s Term Loan Commitment, as the context may require.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) as amended from time to time, and any successor statute.

“Compliance Certificate” has the meaning given that term in Section 9.3.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Continue”, “Continuation” and “Continued” each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to Section 2.10.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.11.

“Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Base Rate Loan into a LIBOR Loan, (c) the Continuation of a LIBOR Loan and (d) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity, or increases the Stated Amount, of such Letter of Credit.

“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person.

“Debt Service Coverage Amount” means an amount, determined by the Administrative Agent, equal to the maximum principal amount of the Indebtedness hereunder amortized over a thirty (30) year period which, when bearing interest at a rate per annum equal to the greater of (i) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus two hundred (200) basis points (2.0%) and (ii) six and one-half percent (6.5%), would be payable by the monthly principal and interest payment amount resulting from dividing (a) NOI from the Secured Pool Properties divided by 1.35, by (b) 12.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.

“Default” means any of the events specified in Section 11.1, whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

“Defaulting Lender” means, subject to Section 3.9(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9(f)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, the Swingline Lender and each Lender.

“Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Parent, the Borrower or any of their respective Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, and (b) any combination of these transactions.

“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any of them).

“Development Property” means a Property, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least 12 months shall cease to constitute a Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least 80%.

“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit B to be executed and delivered by the Borrower pursuant to Section 6.1(a), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.

“Dollars” or “$” means the lawful currency of the United States of America.

“EBITDA” means, with respect to a Person for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties (but not from the sale of Properties developed for the purpose of sale); (v) equity in net income (loss) of its Unconsolidated Affiliates; (vi) non-cash compensation expense and (vii) non-cash asset impairments plus (b) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 6.1 shall have been fulfilled or waived by all of the Lenders.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed).

“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by the Administrative Agent: (a) such Property is fully developed as an office Property; (b) such Property is owned in fee simple, or leased under a Ground Lease, by the Borrower or a Guarantor; (c) such Property is located in a State of the United States of America or in the District of Columbia; (d) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; (e) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge; (f) such Property is not a Development Property; and (g) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

“Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, transport, treatment, disposal or clean‑up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Issuance” means any issuance or sale by a Person of any Equity Interest in such Person and shall in any event include the issuance of any Equity Interest upon the conversion or exchange of any security constituting Indebtedness that is convertible or exchangeable, or is being converted or exchanged, for Equity Interests (other than Equity Interests issued to the Parent, the Borrower or any one or more of their Wholly Owned Subsidiaries in their respective Subsidiaries).

“ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

“ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within thirty (30) days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA), in reorganization (within the meaning of Section 4241 of ERISA), or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i)  the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA).

“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” means any of the events specified in Section 11.1, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

“Excluded Subsidiary” means any Subsidiary (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary (other than Indebtedness hereunder) and (b) that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under Section 31 of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning set forth in the preliminary statements of this Agreement.

“Existing Term Loans” has the meaning given that term in Section 2.2(a).

“Extended Letter of Credit” has the meaning given that term in Section 2.4(b).

“Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Except as otherwise provided herein, Fair Market Value shall be determined by the Board of Directors of the Parent (or an authorized committee thereof) acting in good faith conclusively evidenced by a board resolution thereof delivered to the Administrative Agent or, with respect to any asset valued at no more than $1,000,000, such determination may be made by a Responsible Officer of the Parent evidenced by an officer’s certificate delivered to the Administrative Agent.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided, that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letters” means each of those certain fee letters dated as of September 26, 2014 and April 20, 2015, by and between the Borrower, the Arrangers, the Administrative Agent and the Syndication Agent.

“Fees” means the fees and commissions provided for or referred to in Section 3.5 and any other fees payable by the Borrower hereunder or under any other Loan Document.

“FIRREA” means the Financial Institution Recovery, Reform and Enforcement Act of 1989, as amended.

“Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate amount of all Preferred Dividends paid by such Person during such period. The Parent’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates will be included when determining the Fixed Charges of the Parent.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Letter of Credit Liabilities other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Funds From Operations” means, with respect to a Person and for a given period, (a) net income (loss) of such Person for such period determined on a consolidated basis in accordance with GAAP minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period plus (c) depreciation with respect to such Person’s real estate assets and amortization (other than amortization of deferred financing costs) of such Person for such period, all after adjustment for Unconsolidated Affiliates. Adjustments for Unconsolidated Affiliates will be calculated to reflect funds from operations on the same basis. For purposes of this Agreement, Funds From Operations shall be calculated consistent with the White Paper on Funds from Operations dated April 2002 issued by National Association of Real Estate Investment Trusts, Inc., but without giving effect to any supplements, amendments or other modifications promulgated after the Effective Date.

“GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified

Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination.

“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi‑governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

“Ground Lease” means a ground lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of thirty (30) years (or, solely with respect to the Property located at 500 East Pratt, Baltimore, twenty (20) years) or more from the Agreement Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.

“Guaranteed Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation).

“Guarantor” means any Person that is party to the Guaranty as a “Guarantor” and shall in any event include the Parent, all owners of Pool Properties and, from and after the Collateral Release Event, any Subsidiary of the Parent that owns, directly or indirectly, the Equity Interests of any owner of Pool Properties and any other existing and future Material Subsidiary (other than an Excluded Subsidiary).

“Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the amended and restated guaranty executed and delivered pursuant to Section 6.1 or 8.14 and substantially in the form of Exhibit C (or a joinder thereto).

“Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any explosives or any radioactive materials; (d) asbestos in any form; (e) mold that is in quantities and locations requiring removal pursuant to Environmental Laws or commercially reasonable business practices; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (excluding trade debt incurred in the ordinary course of business which is not more than 180 days past due and all accrued expenses); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); and (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability) or (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. Indebtedness of any Person shall include Indebtedness of any other Person to the extent of such Person’s Ownership Share of such other Person (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.

“Intellectual Property” has the meaning given that term in Section 7.1(t).

“Interest Expense” means, for any period, without duplication, (a) total interest expense of the Parent, including capitalized interest not funded under a construction loan interest reserve account, determined on a consolidated basis in accordance with GAAP for such period, plus (b) the Parent’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period.

“Interest Period” means with respect to each LIBOR Loan, each period commencing on the date such LIBOR Loan is made, or in the case of the Continuation of a LIBOR Loan the last day of the preceding Interest Period for such Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Revolving Termination Date or the applicable Term Loan Maturity Date, as applicable, such Interest Period shall end on the Revolving Termination Date or applicable Term Loan Maturity Date, as applicable; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day).

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any unconditional commitment to make an Investment in any other Person, as well as any unconditional option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in the Loan Documents, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IPO Event” means an event in which Equity Interests of the Parent shall be listed on the New York Stock Exchange or such other national exchange whether or not in connection with the sale of additional Equity Interests of the Parent, approved by the Administrative Agent, such approval not to be unreasonably withheld.

“Issuing Bank” means Wells Fargo and JPMorgan Chase Bank, N.A., each in its capacity as an issuer of Letters of Credit pursuant to Section 2.4.

“L/C Commitment Amount” has the meaning given to that term in Section 2.4(a).

“L/C Disbursement” has the meaning given to that term in Section 3.9(b).

“Lender” means each financial institution from time to time party hereto as a “Lender,” together with its respective successors and permitted assigns, and, as the context requires, includes the Swingline Lender; provided, however, that the term “Lender”, except as otherwise expressly provided herein, shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider.

“Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any of any Obligations and, in each case, their respective successors and permitted assigns.

“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.

“Letter of Credit” has the meaning given that term in Section 2.4(a).

“Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, and under the sole dominion and control of the Administrative Agent.

“Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

“Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Lender then acting as Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.4 in the related Letter of Credit, and the Lender then acting as the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders (other than the Lender then acting as the Issuing Bank) of their participation interests under such Section.

“Level” has the meaning given that term in the definition of the term “Applicable Margin.”

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate for deposits in U.S. dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America); provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in U.S. dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in the maximum rate or reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

“LIBOR Loan” means a Revolving Loan or Term Loan (or any portion thereof) (other than a Base Rate Loan) bearing interest at a rate based on LIBOR.

“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one-month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.

“Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien.

“Loan” means a Revolving Loan, a Term Loan or a Swingline Loan.

“Loan Document” means this Agreement, each Note, each Security Document, the Guaranty, each Letter of Credit Document, the Fee Letters and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than any Specified Derivatives Contract).

“Loan Party” means each of the Parent, the Borrower, each other Person who guarantees all or a portion of the Obligations and/or who pledges any Collateral to secure all or a portion of the Obligations.

Schedule 1.1(a) sets forth the Loan Parties in addition to the Parent and the Borrower as of the Agreement Date.

“Major Tenant Lease” means any Tenant Lease demising 50,000 or more rentable square feet in any Secured Pool Property prior to the Collateral Release Event.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the Tranche B Term Loan Maturity Date.

“Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Parent, the Borrower or any other Loan Party to perform its payment or any other material obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or the timely payment of all Reimbursement Obligations.

“Material Subsidiary” means any Subsidiary to which more than 3.0% of Total Asset Value is attributable on an individual basis.

“Maximum Loan Availability” means, on the Effective Date and all times prior to the Collateral Release Event (including as a result of the increase pursuant to Section 2.17) an amount equal to the lesser of, (i) 65% of the aggregate as-is Appraised Value of all Secured Pool Properties and (ii) the Debt Service Coverage Amount for the Secured Pool Properties. With respect to a Property owned by a Subsidiary that is not a Wholly Owned Subsidiary, only the Borrower’s Ownership Share of the Appraised Value of such Property or NOI of such Property shall be used when determining Maximum Loan Availability.

“Maximum Loan Availability Certificate” means a report in substantially the form of Exhibit N, certified by any Responsible Officer of the Borrower, setting forth in the calculations required to establish the Appraised Value for each Secured Pool Property, the Debt Service Coverage Amount for the Secured Pool Properties and the Maximum Loan Availability as of a specified date, all in form and detail reasonably satisfactory to the Administrative Agent.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Receivable” means a promissory note secured by a Mortgage of which the Borrower or a Subsidiary is the holder and retains the rights of collection of all payments thereunder.

“Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) (i) cash rents and other cash revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) plus (ii) minimum base rent (based on year one base rental payment obligations adding back the value of any rental abatement for such period) for tenants that are in occupancy and that will be commencing the payment of rent within twelve (12) months of occupancy; minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses, depreciation and income taxes of the Parent and its Subsidiaries and any property management fees) minus (c) the Reserves for Replacements for such Property as of the end of such period minus (d) the greater of (i) the actual property management fee paid during such period with respect to such Property and (ii) an imputed management fee in the amount of 3.0% of the gross revenues for such Property for such period.

“Net Proceeds” means with respect to an Equity Issuance by a Person, the aggregate amount of all cash and the Fair Market Value of all other property (other than securities of such Person being converted or exchanged in connection with such Equity Issuance) received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

“Non-Defaulting Lender” means, at any time, each Revolving Lender that is not a Defaulting Lender at such time.

“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to nonrecourse liability) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

“Note” means a Revolving Note, Term Note or a Swingline Note.

“Notice of Borrowing” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1(b) evidencing the Borrower’s request for a borrowing of Revolving Loans.

“Notice of Continuation” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10 evidencing the Borrower’s request for the Continuation of a LIBOR Loan.

“Notice of Conversion” means a notice substantially in the form of Exhibit F (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.11 evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type.

“Notice of Swingline Borrowing” means a notice substantially in the form of Exhibit G (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Swingline Lender pursuant to Section 2.5(b) evidencing the Borrower’s request for a Swingline Loan.

“Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note, and including interest and fees that accrue following the commencement of a proceeding by or against any Loan Party under a Debtor Relief Law. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Specified Derivatives Contracts.

“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by tenants that are not affiliated with the Borrower (subject to the terms of the following sentence) and who are not subject to a proceeding under the Bankruptcy Code or other federal or similar bankruptcy laws unless and until the applicable Tenant Lease has been affirmed, and who are paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default with respect to regularly scheduled payments (such as base rent and scheduled payments of pass-through or other costs reimbursements, but excluding payment for work orders, direct utility recovery and CAM reconciliations) has occurred and has continued unremedied for sixty (60) or more days to (b) the aggregate net rentable square footage of such Property. The existing lease to the Parent for the Parent’s Louisville office, and any subsequent lease to the Parent of equal or lesser square footage for the same purpose will be considered a bona fide lease as will any space for 5,500 square feet or less of net rentable area used by or leased to a property manager (including any Subsidiary of the Parent) for providing property management services to any Property owned by the Parent, the Borrower or their Subsidiaries plus the square footage of any conference center and/or fitness center space leased to a property manager.

“Off-Balance Sheet Obligations” means liabilities and obligations of the Parent, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Parent’s report on Form 10‑Q or Form 10‑K (or their equivalents) which the Parent is required to file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor).

“OFAC” has the meaning given that term in Section 7.1(y).

“Original Closing Date” has the meaning set forth in the preliminary statements of this Agreement.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6).

“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.

“Parent” means TIER REIT, Inc., a Maryland corporation.

“Participant” has the meaning given that term in Section 13.5(d).

“Participant Register” has the meaning given that term in Section 13.5(d).

“Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation and any successor agency.

“Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) which are not at the time required to be paid or discharged under Section 8.6, (b) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are either being contested in accordance with Section 8.6 or not at the time required to be paid or discharged under Section 8.6; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (d) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (e) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (f) Liens in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties; and (g) Liens in existence on the Agreement Date and set forth on Schedule 1.1(c).

“Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority.

“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

“Pool Properties” means Secured Pool Properties or Unencumbered Pool Properties, as the context may require.

“Post-Default Rate” means, in respect of any principal of any Loan or any Reimbursement Obligation, the rate otherwise applicable plus an additional five percent (5.0)% per annum and with respect to any other Obligation, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans plus five percent (5.0)%.

“Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Parent, the Borrower or a Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Parent, the Borrower or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

“Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

“Prepayment Premium” has the meaning given that term in Section 2.9(a).

“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Principal Office” means the office of the Administrative Agent located at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders.

“Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) (i) the amount of such Lender’s Revolving Commitment plus (ii) the amount of such Lender’s outstanding Term Loans to (b) (i) the aggregate amount of the Revolving Commitments of all Lenders plus (ii) the aggregate amount of all outstanding Term Loans; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Revolving Loans, Term Loans, Swingline Loans and Letter of Credit Liabilities owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Revolving Loans, Term Loans, Swingline Loans and Letter of Credit Liabilities of all Lenders as of such date. If at the time of determination the Commitments have terminated and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Commitments were in effect or Loans or Letters of Credit Liabilities were outstanding.

“Property” means a parcel (or group of related parcels) of real property developed (or to be developed) by the Parent, the Borrower, any Subsidiary or any Unconsolidated Affiliate.

“Property Management Agreements” means, collectively, all agreements entered into by the Parent, the Borrower or any other Loan Party pursuant to which the Parent, the Borrower or such other Loan Party engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property.

“Property Management Contract Assignment” means an Assignment and Subordination of Management Agreement executed by the Borrower or any other Loan Party in favor of the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider substantially in form and substance reasonably satisfactory to the Administrative Agent. Such document may, at the Administrative Agent’s election, constitute a subordination of Property Management Agreement, rather than an assignment thereof.

“Protective Advance” means all sums expended as determined by the Administrative Agent to be necessary or appropriate after the Borrower or any other Loan Party fails to do so when required: (a) to protect the validity, enforceability, perfection or priority of the Liens in any of the Collateral and the instruments evidencing the Obligations; (b) to prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value); or (c) to protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in connection therewith in accordance with Section 13.2.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code.

“Rating Agency” means S&P, Moody’s or any other nationally recognized securities rating agency selected by the Borrower and approved of by the Administrative Agent in writing.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Recourse Indebtedness” means any Indebtedness of a Person that is not Non-Recourse Indebtedness.

“Recurring Capital Expenditures” means capital expenditures made in respect of a Property for maintenance of such Property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of carpeting, roofing materials, mechanical systems, electrical systems and other structural systems and expenditures relating to tenant improvements and leasing commissions. “Recurring Capital Expenditures” shall not include any of the following: (a) improvements to the appearance of such Property or any other major upgrade or renovation of such Property not necessary for proper maintenance or marketability of such Property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such Property existing at the time such Property was acquired by the Borrower or a Subsidiary.

“Register” has the meaning given that term in Section 13.5(c).

“Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

“Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse any Issuing Bank for any drawing honored by such Issuing Bank under a Letter of Credit.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates.

“Requisite Lenders” means, as of any date, (a) Lenders having more than 50% of the aggregate amount of the Revolving Commitments, the outstanding Term Loans of all Lenders, and, during the Tranche B Term Loan Availability Period, the unused Tranche B Term Loan Commitments of all Lenders, or (b) if the Revolving Commitments and Term Loan Commitments have been terminated or reduced to zero, Lenders holding more than 50% of the principal amount of the aggregate outstanding Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean less than two Lenders. For purposes of this definition, a Lender shall be deemed to hold a Swingline Loan or a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.

“Requisite Revolving Lenders” means, as of any date, (a) Revolving Lenders holding more than 50% of the aggregate amount of the Revolving Commitments of all Revolving Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, the Revolving Lenders holding more than 50% of the principal amount of the aggregate outstanding Revolving Loans and Swingline Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Revolving Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Revolving Lenders” shall in no event mean less than two Revolving Lenders. For purposes of this definition, a Revolving Lender (other than the Swingline Lender) shall be deemed to hold a Swingline Loan and a Revolving Lender (other than any Issuing Bank) shall be deemed to hold a Letter of Credit Liability, in each case, to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.

“Requisite Tranche A Term Loan Lenders” means, as of any date, Tranche A Term Loan Lenders having more than 50% of the aggregate outstanding principal amount of the Tranche A Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Tranche A Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Tranche A Term Loan Lenders” shall in no event mean less than two Tranche A Term Loan Lenders.

“Requisite Tranche B Term Loan Lenders” means, as of any date, Tranche B Term Loan Lenders having more than 50% of the aggregate outstanding principal amount of the Tranche B Term Loans and, during the Tranche B Term Loan Availability Period, unused Tranche B Term Loan Commitments; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (ii) at all times when two or more Tranche B Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Tranche B Term Loan Lenders” shall in no event mean less than two Tranche B Term Loan Lenders.

“Reserves for Replacements” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property times (b) $0.25 times (c) the number of days in such period divided by (d) 365. If the term Reserves for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates.

“Responsible Officer” means with respect to the Parent, the Borrower or any Subsidiary, the chief executive officer, the chief financial officer, chief accounting officer or senior vice president of capital markets of the Parent, the Borrower or such Subsidiary.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent or any of its Subsidiaries now or hereafter outstanding.

“Revolving Commitment” means, as to each Lender (other than the Swingline Lender), such Lender’s obligation to make Revolving Loans pursuant to Section 2.1, to issue (in the case of any Issuing Bank) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.4(i), and to participate in Swingline Loans pursuant to Section 2.5(e), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Lender in accordance with Section 2.17, as the same may be reduced from time to time pursuant to Section 2.13 or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.5 or increased as appropriate to reflect any increase effected in accordance with Section 2.17.

“Revolving Commitment Percentage” means, as to each Lender with a Revolving Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Revolving Lenders; provided, however, that if at the time of determination the Revolving Commitments have been terminated or been reduced to zero, the “Revolving Commitment Percentage” of each Lender with a Revolving Commitment shall be the “Revolving Commitment Percentage” of such Lender in effect immediately prior to such termination or reduction.

“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Revolving Lender’s participation in Letter of Credit Liabilities and Swingline Loans at such time.

“Revolving Lender” means a Lender having a Revolving Commitment, or if the Revolving Commitments have terminated, holding any Revolving Loans.

“Revolving Loan” means a loan made by a Revolving Lender to the Borrower pursuant to Section 2.1(a).

“Revolving Note” means a promissory note of the Borrower substantially in the form of Exhibit H, payable to the order of a Revolving Lender in a principal amount equal to the amount of such Lender’s Revolving Commitment.

“Revolving Termination Date” means December 18, 2018, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.14.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Increase and Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Agreement Date, by and among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Agreement Date” means March 15, 2016.

“Second Amendment Effective Date” means the later of (a) the Second Amendment Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 4 of the Second Amendment shall have been fulfilled or waived by all of the Lenders party thereto.

“Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien, and in the case of the Parent, shall include (without duplication) the Parent’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.

“Secured Pool Property” means an Eligible Property that the Administrative Agent and the Lenders have agreed to include in calculations of the Maximum Loan Availability pursuant to Section 4.1. A Property shall be excluded from determinations of the Maximum Loan Availability if (a) at any time such Property shall cease to be an Eligible Property, (b) the Administrative Agent shall cease to hold a valid and perfected first priority Lien in such Property, or (c) there shall have occurred and be continuing a default (after giving effect to any applicable cure period) under the Security Deed or any other Security Document relating to such Property. For the avoidance of doubt, from and after the Collateral Release Event, no Property shall be deemed to be a Secured Pool Property.

“Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

“Security Deed” means a Deed to Secure Debt, Deed of Trust or other Mortgage executed by the Borrower or a Subsidiary of the Borrower in favor of the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider in form and substance satisfactory to the Administrative Agent.

“Security Document” means the Guaranty, any Security Deed, any Property Management Contract Assignments, and any security agreement, pledge agreement, financing statement, or other document, instrument or agreement creating, evidencing or perfecting the Administrative Agent’s Liens in any of the Collateral.

“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

“Specified Derivatives Contract” means any Derivatives Contract that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Derivatives Provider, and which was not prohibited by this Agreement when made or entered into.

“Specified Derivatives Provider” means any Person that (a) at the time it enters into a Derivatives Contract with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender (including on the Effective Date), is a party to a Derivatives Contract with a Loan Party, in each case in its capacity as a party to such Derivatives Contract.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

“Stabilization Date” means, with respect to any Pool Property, the last day of the month in which the Net Operating Income of such Property equals or exceeds the corresponding Net Operating Income levels used in the applicable Appraisal to determine the “stabilized value” of such Property for thirty (30) consecutive days as certified by the Borrower. If a new Appraisal is obtained in accordance with any of the provisions of Section 4.1(c), the Stabilization Date shall be reestablished as the last day of the month to occur following acceptance of such Appraisal by the Administrative Agent during which month the Net Operating Income of such Property equals or exceeds the corresponding Net Operating Income levels used in such Appraisal to determine the “stabilized value” of such Property as certified by the Borrower.

“Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit.

“Subordinated Debt” means Indebtedness for money borrowed of the Parent, the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans, the other Obligations and the Specified Derivatives Contracts, if any, in a manner satisfactory to the Administrative Agent in its reasonable discretion.

“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP.

“Substantial Amount” means, at the time of determination thereof, an amount in excess of 10.0% of total consolidated assets (exclusive of depreciation) at such time of the Parent and its Subsidiaries determined on a consolidated basis.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swingline Commitment” means the Swingline Lender’s obligation to make Swingline Loans pursuant to Section 2.5 in an amount up to, but not exceeding the amount set forth in the first sentence of Section 2.5(a), as such amount may be reduced from time to time in accordance with the terms hereof.

“Swingline Lender” means Wells Fargo Bank, National Association, together with its respective successors and assigns.

“Swingline Loan” means a loan made by the Swingline Lender to the Borrower pursuant to Section 2.5.

“Swingline Maturity Date” means the date which is five (5) Business Days prior to the Revolving Termination Date.

“Swingline Note” means the promissory note of the Borrower substantially in the form of Exhibit I, payable to the order of the Swingline Lender in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed.

“Tangible Net Worth” means, as of a given date, the stockholders’ equity of the Parent and its Subsidiaries determined on a consolidated basis plus accumulated depreciation and amortization, minus (to the extent included when determining stockholders’ equity of the Borrower and its Subsidiaries): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write‑up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant Lease” means any lease entered into by the Parent, the Borrower, any Loan Party or any Subsidiary with respect to any portion of a Secured Pool Property prior to the occurrence of a Collateral Release Event.

“Term Loan” means, a Tranche A Term Loan or a Tranche B Term Loan, as applicable.

“Term Loan Commitment” means, collectively, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment.

“Term Loan Lender” means, Tranche A Term Loan Lenders or Tranche B Term Loan Lenders, as applicable.

“Term Loan Maturity Date” means the Tranche A Term Loan Maturity Date or the Tranche B Term Loan Maturity Date, as applicable.

“Term Note” means a Tranche A Term Note or a Tranche B Term Note, as applicable.

“Tie‑In Jurisdiction” means a jurisdiction in which a “tie-in” endorsement may be obtained for a Title Policy covering property located in such jurisdiction which endorsement effectively ties coverage to other Title Policies covering properties located in other jurisdictions.

“Titled Agent” has the meaning given that term in Section 12.9.

“Title Insurance Company”  means Republic Title of Texas, Inc., Fidelity National, Chicago Title or First American and/or any other title insurance company or companies approved by the Administrative Agent and the Borrower.

“Title Policy”  With respect to each Secured Pool Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Administrative Agent) issued by a Title Insurance Company (with such reinsurance as the Administrative Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under Applicable Law) in an amount as the Administrative Agent may reasonably require based upon the fair market value of the applicable Secured Pool Property insuring the priority of the Mortgage thereon and that the Borrower or a Loan Party, as applicable, holds marketable or indefeasible (with respect to Texas) fee simple title to such parcel, subject only to the encumbrances acceptable to Administrative Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under Tenant Leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its reasonable discretion, and shall contain (a) a revolving credit endorsement and (b) such other endorsements and affirmative insurance as the Administrative Agent may reasonably require and is available in the state in which the Secured Pool Property is located, including but not limited to (i) a comprehensive endorsement, (ii) a variable rate of interest endorsement, (iii) a usury endorsement, (iv) a doing business endorsement, (v) an ALTA form 3.1 zoning endorsement, (vi) a “tie-in” endorsement relating to all Title Policies issued by such Title Insurance Company in respect of other Secured Pool Property in any Tie-In Jurisdiction, (vii) “first loss” and “last dollar” endorsements, and (viii) a utility location endorsement.

“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way); plus (b) with respect to all Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the 12-month period ending on such date of determination, the quotient of (i) Net Operating Income of the Parent and its Subsidiaries for such 12-month period, divided by (ii) the Capitalization Rate; plus (c) with respect to any Property acquired during the 12-month period ending on such date of determination, the acquisition price paid for all such Properties; plus (d) the GAAP book value of all Development Properties; plus (e) the acquisition price of Unimproved Land, less any GAAP impairment charges specific to any such asset; plus (f) the acquisition price of all mortgage notes receivable and mezzanine loans, less any GAAP impairment charges specific to any such asset. The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. For purposes of determining Total Asset Value, Properties which are not valued under subsections (c), (d), or (e), of this definition above, and which either have an Occupancy Rate of less than 85% as of the applicable date of determination or shall have had an Occupancy Rate of 85% or more for less than two (2) consecutive fiscal quarters during the 6-month period ending on such date of determination, shall be valued at the greater of (i) gross book value (undepreciated) reported for GAAP purposes and (ii) the capitalized value obtained under subsection (b) of this definition above, provided, however, that any such Property (x) may only be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause for a maximum of six (6) consecutive fiscal quarters (and thereafter any such Property shall be valued in accordance with subsection (b) above), and (y) may not be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause if such Property has already been valued pursuant to this clause and subsequently valued in any other manner. Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the amount of Total Asset Value attributable to (A) Properties leased under Ground Leases would exceed 20% of Total Asset Value, such excess shall be excluded, and (B) Properties subject to adjustment above for having an Occupancy Rate of less than 85% would exceed 30% of Total Asset Value (or, from and after the Collateral Release Event, 25% of Total Asset Value), such excess shall be excluded.

“Total Budgeted Cost” means, with respect to a Development Property, and at any time, the aggregate amount of all costs budgeted to be paid, incurred or otherwise expended or accrued by the Parent, the Borrower, a Subsidiary of the Parent or an Unconsolidated Affiliate with respect to such Property to achieve an Occupancy Rate of 100%, including without limitation, all amounts budgeted with respect to all of the following: (a) acquisition of land and any related improvements; (b) a reasonable and appropriate reserve for construction interest; (c) a reasonable and appropriate operating deficit reserve; (d) tenant improvements; (e) leasing commissions and (f) other hard and soft costs associated with the development or redevelopment of such Property. With respect to any Property to be developed in more than one phase, the Total Budgeted Cost shall exclude budgeted costs (other than costs relating to acquisition of land and related improvements) to the extent relating to any phase for which (i) construction has not yet commenced and (ii) a binding construction contract has not been entered into by the Parent, the Borrower, any other Subsidiary of the Parent or any Unconsolidated Affiliate, as the case may be.

“Total Indebtedness” means all Indebtedness of the Parent and its Ownership Share of all Indebtedness of all Subsidiaries.

“Tranche A Term Loan” means a loan made by a Tranche A Term Loan Lender to the Borrower pursuant to Section 2.2 and the Existing Term Loans.

“Tranche A Term Loan Commitment” means, as to each Tranche A Term Loan Lender, such Lender’s obligation to make Tranche A Term Loans pursuant to Section 2.2 of the Existing Credit Agreement. The aggregate Tranche A Term Loan Commitments as of the Effective Date are $0.

“Tranche A Term Loan Lender” means a Lender holding a Tranche A Term Loan.

“Tranche A Term Loan Maturity Date” means December 18, 2019.

“Tranche A Term Note” means a promissory note of the Borrower substantially in the form of Exhibit J-1, payable to the order of a Tranche A Term Loan Lender in a principal amount equal to the amount of such Tranche A Term Loan Lender’s Tranche A Term Loan.

“Tranche B Term Loan” means a loan made by a Tranche B Term Loan Lender to the Borrower pursuant to Section 2.2.

“Tranche B Term Loan Availability Period” means the period commencing on the Effective Date and ending on September 30, 2015.

“Tranche B Term Loan Commitment” means, as to each Tranche B Term Loan Lender, such Lender’s obligation to make Tranche B Term Loans during the Tranche B Term Loan Availability Period pursuant to Section 2.2, in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule I as such Lender’s “Tranche B Term Loan Commitment Amount”.

“Tranche B Term Loan Commitment Percentage” means, as to each Lender with a Tranche B Term Loan Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Tranche B Term Loan Commitment to (b) the aggregate amount of the Tranche B Term Loan Commitments of all Tranche B Term Loan Lenders.

“Tranche B Term Loan Lender” means a Lender having a Tranche B Term Loan Commitment, or if the Tranche B Term Loan Commitments have terminated, a Lender holding a Tranche B Term Loan.

“Tranche B Term Loan Maturity Date” means June 30, 2022.

“Tranche B Term Note” means a promissory note of the Borrower substantially in the form of Exhibit J-2, payable to the order of a Tranche B Term Loan Lender in a principal amount equal to the amount of such Tranche B Term Loan Lender’s Tranche B Term Loan.

“Type” with respect to any Revolving Loan or Term Loan, refers to whether such Loan or portion thereof is a LIBOR Loan or a Base Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

“Unencumbered Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) with respect to all Unencumbered Pool Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the 12-month period ending on such date of determination, the quotient of (i) Unencumbered NOI (excluding NOI attributable to Development Properties) for 12-month period ending on such date of determination divided by (ii) the Capitalization Rate, plus (b) with respect to any Unencumbered Pool Property acquired during the 12-month period ending on such date of determination, the acquisition price paid for all such Unencumbered Pool Properties. Notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value, to the extent the amount of Unencumbered Asset Value attributable to Unencumbered Pool Properties leased under Ground Leases would exceed 10% of Unencumbered Asset Value, such excess shall be excluded.

“Unencumbered NOI” means, for any period, NOI for all Unencumbered Pool Properties.

“Unencumbered Pool Property” means an Eligible Property included in the calculation of Unencumbered Asset Value, subject to the provisions of Section 10.1(j). A Property shall be excluded from determining Unencumbered Asset Value if at any time such Property shall cease to be an Eligible Property.

“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the following 12 months.

“Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness.

“Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense of such Person for such period (calculated at the greater of the actual rate or 6.0% per annum) attributable to Unsecured Indebtedness of such Person.

“Unsecured Liabilities” means, as to any Person as of a given date, the following (without duplication): (a) all liabilities which would, in conformity with GAAP, be properly classified as a liability on the balance sheet of such Person as of such date, plus (b) all Indebtedness of such Person (to the extent not included in the preceding clause (a)), minus (c) all liabilities included in the preceding clauses (a) and (b) that are secured by a Lien.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10(g)(ii)(B)(III).

“Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns.

“Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

“Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In

Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

b.	Section 1.2. General; References to Central Time.
Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP from time to time; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 13.6); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the preceding sentence, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Parent or a Subsidiary of such Subsidiary and a reference to an “Affiliate” means a reference to an Affiliate of the Parent. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time daylight or standard, as applicable.

c.	Section 1.3. Financial Attributes of Non-Wholly Owned Subsidiaries.
When determining the Applicable Margin and compliance by the Parent or the Borrower with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be 100.0%.

d.	Section 1.4. Amendment and Restatement of the Existing Credit Agreement.
The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 6.1, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All “Loans” made, “Obligations” incurred and “Letters of Credit” issued under the Existing Credit Agreement which are outstanding on the Agreement Date shall continue as Obligations and Letters of Credit under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, (b) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender which are outstanding on the Agreement Date shall continue as Obligations under this Agreement and the other Loan Documents, (c) all liens and security interests in favor of the Administrative Agent for the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider securing payment of the Specified Derivatives Contracts are in all respects continuing and in full force and effect with respect to all of the Obligations and the obligations under the Specified Derivatives Contracts, (d) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit and loan exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s outstanding Loans and Commitments hereunder reflect such Lender’s pro rata share of the outstanding aggregate Loans and Commitments on the Agreement Date, and (e) the Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses, if any, incurred by such Lender in connection with the sale and assignment of any LIBOR Loans (including the “LIBOR Loans” under the Existing Credit Agreement) and such reallocation described above, in each case on the terms and in the manner set forth in Section 5.4 hereof.

25.	Article II. Credit Facility

a.	Section 2.1. Revolving Loans.
(a)    Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement, including without limitation, Section 2.16, each Revolving Lender severally and not jointly agrees to make Revolving Loans to the Borrower during the period from and including the Effective Date to but excluding the Revolving Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Lender’s Revolving Commitment. Each borrowing of Revolving Loans that are to be (i) Base Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof and (ii) LIBOR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess thereof. Notwithstanding the immediately preceding two sentences but subject to Section 2.16, a borrowing of Revolving Loans may be in the aggregate amount of the unused Revolving Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans.

(b)    Requests for Revolving Loans. Not later than 11:00 a.m. Central time at least one (1) Business Day prior to a borrowing of Revolving Loans that are to be Base Rate Loans and not later than 11:00 a.m. Central time at least three (3) Business Days prior to a borrowing of Revolving Loans that are to be LIBOR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), a general statement as to the use of the proceeds of such Revolving Loans, the Type of the requested Revolving Loans, and if such Revolving Loans are to be LIBOR Loans, the initial Interest Period for such Revolving Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan or a LIBOR Loan) request that the Administrative Agent provide the Borrower with the most recent LIBOR available to the

Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter.

(c)    Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Each Revolving Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 11:00 a.m. Central time on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 2:00 p.m. Central time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent.

(d)    Assumptions Regarding Funding by Revolving Lenders. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Revolving Lender that such Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Lender’s Revolving Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Revolving Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Lender.

b.	Section 2.2. Term Loans.
(a)    Making of Term Loans. Prior to the Effective Date, certain “Term Loans” were made to the Borrower under (and as defined in) the Existing Credit Agreement which remain outstanding as of the date of this Agreement (such outstanding loans being hereinafter referred to as the “Existing Term Loans”). Subject to the terms and conditions set forth in this Agreement, the Borrower and each of the Lenders agree that on the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article VI, the Existing Term Loans shall be reevidenced as Tranche A Term Loans under this Agreement. Subject to the terms and conditions hereof, each Tranche B Term Loan Lender severally and not jointly agrees to make Tranche B Term Loans to the Borrower in up to three (3) installments during the Tranche B Term Loan Availability Period in an aggregate principal amount for all such Tranche B Term Loan Lenders and Tranche B Term Loans not to exceed $275,000,000 and, with respect to each Tranche B Term Loan Lender, in a principal amount equal to such Lender’s Tranche B Term Loan Commitment Percentage of the aggregate principal amount of the Tranche B Term Loans being requested by the Borrower; provided, that after giving effect thereto, the aggregate amount of all Tranche B Term Loans made by each Tranche B Term Loan Lender shall not exceed such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment. Upon a Lender’s funding of all or any portion of its Tranche B Term Loan Commitment, such Tranche B Term Loan Commitment of such Lender shall terminate by the amount so funded. Any undrawn portion of the Tranche B Term Loan Commitments shall be reduced to zero at the expiration of the Tranche B Term Loan Availability Period.

(b)    Requests for Term Loans. With respect to Term Loans made by the Term Loan Lenders after the Effective Date, not later than 11:00 a.m. Central time at least one (1) Business Day prior to a borrowing of Term Loans that are to be Base Rate Loans and not later than 11:00 a.m. Central time at least three (3) Business Days prior to a borrowing of Term Loans that are to be LIBOR Loans, the Borrower shall notify the Administrative Agent of such requested borrowing by hand delivery or telecopy of a Notice of Borrowing or by telephone (which, in the case of notification by telephone, shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a Notice of Borrowing). Each such Notice of Borrowing, whether telephonic or written, shall specify the aggregate principal amount of the Term Loans to be borrowed, the date such Term Loans are to be borrowed (which must be a Business Day), the Type of the requested Term Loans, whether such Term Loans shall be Tranche A Term Loans or Tranche B Term Loans, and if such Term Loans are to be LIBOR Loans, the initial Interest Period for such Term Loans. Each Notice of Borrowing, whether telephonic or written, shall be irrevocable once given and binding on the Borrower.

(c)    Funding of Term Loans. Each Term Loan Lender shall deposit an amount equal to the Term Loan to be made or made available by such Term Loan Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds by 11:00 a.m. Central time on such other date specified by the Borrower in any Notice of Borrowing. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement, not later than 2:00 p.m. Central time on the date specified by the Borrower in any Notice of Borrowing, the proceeds of such amounts received by the Administrative Agent. The Borrower may not reborrow any portion of the Term Loans once repaid.

(d)    Assumptions Regarding Funding by Lenders. With respect to Term Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Lender that such Lender will not make available to the Administrative Agent a Term Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Term Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Term Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Term Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Term Loan with interest thereon, for each day from and including the date such Term Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Term Loan, the amount so paid shall constitute such Lender’s Term Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Term Loan to be made by such Lender.

c.	Section 2.3. [Reserved].

d.	Section 2.4. Letters of Credit.
(a)    Letters of Credit. Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16, each Issuing Bank, on behalf of the Revolving Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date thirty (30) days prior to the Revolving Termination Date, one or more standby letters of credit (each a “Letter of Credit”) up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $25,000,000 as such amount may be reduced from time to time in accordance with the terms hereof (the “L/C Commitment Amount”); provided that unless the applicable Issuing Bank shall otherwise consent, no Issuing Bank shall be obligated to issue Letters of Credit hereunder having a maximum aggregate Stated Amount in excess of $12,500,000 at any one time outstanding.

(b)    Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by the applicable Issuing Bank and the Borrower. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the date that is thirty (30) days prior to the Revolving Termination Date, or (ii) any Letter of Credit have an initial duration in excess of one year; provided, however, a Letter of Credit may contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable Issuing Bank but in no event shall any such provision permit the extension of the expiration date of such Letter of Credit beyond the date that is thirty (30) days prior to the Revolving Termination Date. Notwithstanding the foregoing, a Letter of Credit may, as a result of its express terms or as the result of the effect of an automatic extension provision, have an expiration date of not more than one year beyond the Revolving Termination Date (any such Letter of Credit being referred to as an “Extended Letter of Credit”), so long as the Borrower delivers to the Administrative Agent for its benefit and the benefit of the applicable Issuing Bank and the Revolving Lenders no later than thirty (30) days prior to the Revolving Termination Date, Cash Collateral for such Letter of Credit for deposit into the Letter of Credit Collateral Account in an amount equal to the Stated Amount of such Letter of Credit; provided, that the obligations of the Borrower under this Section in respect of such Extended Letters of Credit shall survive the termination of this Agreement and shall remain in effect until no such Extended Letters of Credit remain outstanding. If the Borrower fails to provide Cash Collateral with respect to any Extended Letter of Credit by the date thirty (30) days prior to the Revolving Termination Date, such failure shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to the maximum Stated Amount of such Letter of Credit), which shall be reimbursed (or participations therein funded) by the Revolving Lenders in accordance with the immediately following subsections (i) and (j), with the proceeds being utilized to provide Cash Collateral for such Letter of Credit. The initial Stated Amount of each Letter of Credit shall be at least $100,000 (or such lesser amount as may be acceptable to the applicable Issuing Bank, the Administrative Agent and the Borrower).

(c)    Requests for Issuance of Letters of Credit. The Borrower shall give the applicable Issuing Bank and the Administrative Agent written notice at least five (5) Business Days prior to the requested date of issuance of a Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by each Issuing Bank. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 6.2, the applicable Issuing Bank shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date five (5) Business Days following the date after which such Issuing Bank has received all of the items required to be delivered to it under this subsection. No Issuing Bank shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Bank or any Revolving Lender to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. Upon the written request of the Borrower, the applicable Issuing Bank shall deliver to the Borrower a copy of each issued Letter of Credit within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document is inconsistent with a term of any Loan Document, the term of such Loan Document shall control.

(d)    Reimbursement Obligations. Upon receipt by any Issuing Bank from the beneficiary of a Letter of Credit of any demand for payment under such Letter of Credit, such Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that such Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse such Issuing Bank for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by any Issuing Bank of any payment in respect of any Reimbursement Obligation, such Issuing Bank shall promptly pay to each Revolving Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Lender’s Revolving Commitment Percentage of such payment.

(e)    Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable Issuing Bank whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse such Issuing Bank for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Borrower fails to so advise the Administrative Agent and such Issuing Bank, or if the Borrower fails to reimburse such Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the failure of which such Issuing Bank shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article VI would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Revolving Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 12:00 noon Central time and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1(a) shall not apply to any borrowing of Base Rate Loans under this subsection.

(f)    Effect of Letters of Credit on Revolving Commitments. Upon the issuance by any Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been cancelled, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Lender’s Revolving Commitment Percentage and (ii) (A) the Stated Amount of such Letter of Credit plus (B) any related Reimbursement Obligations then outstanding.

(g)    Issuing Bank’s Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, each Issuing Bank shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Issuing Banks, the Administrative Agent or any of the Lenders shall be responsible for, and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy, electronic mail or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit, or of the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Banks, the Administrative Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of each Issuing Bank’s or the Administrative Agent’s rights or powers hereunder. Any action taken or omitted to be taken by the applicable Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment), shall not create against such Issuing Bank any liability to the Borrower, the Administrative Agent or any Lender. In this connection, the obligation of the Borrower to reimburse any Issuing Bank for any drawing made under any Letter of Credit, and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against such Issuing Bank, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, such Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non‑application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower’s

Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 13.9, but not in limitation of the Borrower’s unconditional obligation to reimburse any Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), the Borrower shall have no obligation to indemnify the Administrative Agent, such Issuing Bank or any Lender in respect of any liability incurred by the Administrative Agent, such Issuing Bank or such Lender arising solely out of the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Lender with respect to any Letter of Credit.

(h)    Amendments, Etc. The issuance by any Issuing Bank of any amendment, supplement or other modification to any Letter of Credit shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through such Issuing Bank), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the Revolving Lenders, if any, required by Section 13.6. shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under the last sentence of Section 3.5(c).

(i)    Revolving Lenders’ Participation in Letters of Credit. Immediately upon the issuance by any Issuing Bank of any Letter of Credit each Revolving Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Revolving Commitment Percentage of the liability of such Issuing Bank with respect to such Letter of Credit and each Revolving Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Lender’s Revolving Commitment Percentage of such Issuing Bank’s liability under such Letter of Credit. In addition, upon the making of each payment by a Revolving Lender to the Administrative Agent for the account of any Issuing Bank in respect of any Letter of Credit pursuant to the immediately following subsection (j), such Lender shall, automatically and without any further action on the part of such Issuing Bank, the Administrative Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Revolving Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to each Issuing Bank pursuant to the second and the last sentences of Section 3.5(c)).

(j)    Payment Obligation of Revolving Lenders. Each Revolving Lender severally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, on demand in immediately available funds in Dollars the amount of such Lender’s Revolving Commitment Percentage of each drawing paid by such Issuing Bank under each Letter of Credit to the extent such amount is not reimbursed by the Borrower pursuant to the immediately preceding subsection (d); provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Revolving Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Lender’s Revolving Commitment Percentage of such drawing except as otherwise provided in Section 3.9(d). If the notice referenced in the second sentence of Section 2.4(e) is received by a Revolving Lender not later than 11:00 a.m. Central time, then such Lender shall make such payment available to the Administrative Agent not later than 2:00 p.m. Central time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 1:00 p.m. Central time on the next succeeding Business Day. Each Revolving Lender’s obligation to make such payments to the Administrative Agent under this subsection, and the Administrative Agent’s right to receive the same for the account of the applicable Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Revolving Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 11.1(e) or (f), (iv) the termination of the Revolving Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of any Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever.

(k)    Information to Lenders. Promptly following any change in Letters of Credit outstanding, the applicable Issuing Bank shall deliver to the Administrative Agent, which shall promptly deliver the same to each Revolving Lender and the Borrower, a notice describing the aggregate amount of all Letters of Credit outstanding at such time. Upon the request of any Revolving Lender from time to time, the applicable Issuing Bank shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. Other than as set forth in this subsection, no Issuing Bank shall have the duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any Issuing Bank to perform its requirements under this subsection shall not relieve any Revolving Lender from its obligations under the immediately preceding subsection (j).

(l)    Extended Letters of Credit. Each Revolving Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of an Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise.

e.	Section 2.5. Swingline Loans.
(a)    Swingline Loans. Subject to the terms and conditions hereof, including without limitation Section 2.16, the Swingline Lender agrees to make Swingline Loans to the Borrower, during the period from the Effective Date to but excluding the Swingline Maturity Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, $25,000,000, as such amount may be reduced from time to time in accordance with the terms hereof; provided that the Swingline Lender shall not be obligated to make Swingline Loans in an aggregate outstanding principal amount in excess of the amount of the Revolving Commitment of the Swingline Lender in its capacity as a Revolving Lender hereunder, minus the sum of (i) the aggregate outstanding amount of all Swingline Loans and (ii) the aggregate outstanding principal amount of such Revolving Lender’s Revolving Loans and Letter of Credit Liabilities. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, the Borrower shall immediately pay the Administrative Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Swingline Loans hereunder.

(b)    Procedure for Borrowing Swingline Loans. The Borrower shall give the Administrative Agent and the Swingline Lender notice pursuant to a Notice of Swingline Borrowing or telephonic notice of each borrowing of a Swingline Loan. Each Notice of Swingline Borrowing shall be delivered to the Swingline Lender no later than 11:00 a.m. Central time on the proposed date of such borrowing. Any telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Swingline Borrowing sent to the Swingline Lender by telecopy on the same day of the giving of such telephonic notice. Not later than 1:00 p.m. Central time on the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Section 6.2 for such borrowing, the Swingline Lender will make the proceeds of such Swingline Loan available to the Borrower in Dollars, in immediately available funds, at the account specified by the Borrower in the Notice of Swingline Borrowing.

(c)    Interest. Swingline Loans shall bear interest at a per annum rate equal to the Base Rate as in effect from time to time plus the Applicable Margin for Revolving Loans accruing interest at the Base Rate or at such other rate or rates as the Borrower and the Swingline Lender may agree from time to time in writing. Interest on Swingline Loans is solely for the account of the Swingline Lender (except to the extent a Revolving Lender acquires a participating interest in a Swingline Loan pursuant to subsection (e) of this Section 2.5). All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.6 with respect to interest on Base Rate Loans (except as the Swingline Lender and the Borrower may otherwise agree in writing in connection with any particular Swingline Loan).

(d)    Swingline Loan Amounts, Etc. Each Swingline Loan shall be in the minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $100,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and the Borrower may agree) and in connection with any such prepayment, the Borrower must give the Swingline Lender and the Administrative Agent prior written notice thereof no later than 12:00 noon Central time on the day prior to the date of such prepayment. The Swingline Loans shall, in addition to this Agreement, be evidenced by the Swingline Note.

(e)    Repayment and Participations of Swingline Loans. The Borrower agrees to repay each Swingline Loan within one (1) Business Day of demand therefor by the Swingline Lender and, in any event, within five (5) Business Days after the date such Swingline Loan was made (or, if earlier, the date on which any Revolving Loan shall be made following the date such Swingline Loan shall be made); provided, that the proceeds of a Swingline Loan may not be used to pay a Swingline Loan. Notwithstanding the foregoing, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans on the Swingline Maturity Date (or such earlier date as the Swingline Lender and the Borrower may agree in writing). In lieu of demanding repayment of any outstanding Swingline Loan from the Borrower, the Swingline Lender may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), request a borrowing of Revolving Loans that are Base Rate Loans from the Revolving Lenders in an amount equal to the principal balance of such Swingline Loan. The amount limitations contained in the second sentence of Section 2.1(a) shall not apply to any borrowing of such Revolving Loans made pursuant to this subsection. The Swingline Lender shall give notice to the Administrative Agent of any such borrowing of Revolving Loans not later than 11:00 a.m. Central time at least one (1) Business Day prior to the proposed date of such borrowing. Promptly after receipt of such notice of borrowing of Revolving Loans from the Swingline Lender under the immediately preceding sentence, the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Not later than 11:00 a.m. Central time on the proposed date of such borrowing, each Revolving Lender will make available to the Administrative Agent at the Principal Office for the account of the Swingline Lender, in immediately available funds, the proceeds of the Revolving Loan to be made by such Lender. The Administrative Agent shall pay the proceeds of such Revolving Loans to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Revolving Lenders are prohibited from making Revolving Loans required to be made under this subsection for any reason whatsoever, including without limitation, the existence of any of the Defaults or Events of Default described in Sections 11.1(e) or (f), each

Revolving Lender shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Revolving Commitment Percentage of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount and paying the proceeds thereof to the Administrative Agent for the account of the Swingline Lender in Dollars and in immediately available funds. A Revolving Lender’s obligation to purchase such a participation in a Swingline Loan shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation, (i) any claim of setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have or claim against the Administrative Agent, the Swingline Lender or any other Person whatsoever, (ii) the existence of a Default or Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 11.1(e) or (f)), or the termination of any Revolving Lender’s Revolving Commitment, (iii) the existence (or alleged existence) of an event or condition which has had or could have a Material Adverse Effect, (iv) any breach of any Loan Document by the Administrative Agent, any Lender, the Borrower or any other Loan Party, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Revolving Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender’s demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Revolving Lenders to purchase a participation therein). Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Revolving Loans, and any other amounts due it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise).

f.	Section 2.6. Rates and Payment of Interest on Loans.
(a)    Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:

(i)    during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; and

(ii)    during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor, plus the Applicable Margin for LIBOR Loans.

Notwithstanding the foregoing, while an Event of Default exists, the Borrower shall pay to the Administrative Agent for the account of each Lender and each Issuing Bank, as the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).

(b)    Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

(c)    Borrower Information Used to Determine Applicable Interest Rates. The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s, any Issuing Bank’s, or any Lender’s other rights under this Agreement.

g.	Section 2.7. Number of Interest Periods.
There may be no more than eleven (11) different Interest Periods outstanding at the same time.

h.	Section 2.8. Repayment of Loans.
(a)    Revolving Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans on the Revolving Termination Date.

(b)    Term Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Tranche A Term Loans on the Tranche A Term Loan Maturity Date. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Tranche B Term Loans on the Tranche B Term Loan Maturity Date.

i.	Section 2.9. Prepayments.
(a)    Optional. Subject to Section 5.4, the Borrower may prepay any Tranche A Term Loan or Revolving Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of the prepayment of any Loan. Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. Subject to Section 5.4, the Borrower may prepay any Tranche B Term Loan at any time subject to the payment of a prepayment premium (the “Prepayment Premium”) equal to the percentage of the principal amount so prepaid set forth in the following table corresponding to the period during which such prepayment is made:

Period	Prepayment Premium
After the Effective Date and prior to the 1-year anniversary of the Effective Date	2.0%
On or after the 1-year anniversary of the Effective Date and prior to the 2-year anniversary of the Effective Date	1.0%
On or after the 2-year anniversary of the Effective Date	0.0%

Any Prepayment Premium shall be non-refundable and payable concurrently with any such payment of any Tranche B Term Loan.

(b)    Mandatory.

(i)    Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrower shall immediately upon demand pay to the Administrative Agent for the account of the Lenders then holding Revolving Commitments (or if the Revolving Commitments have been terminated, then holding outstanding Revolving Loans, Swingline Loans and/or Letter of Credit Liabilities), the amount of such excess.

(ii)    Maximum Loan Availability Overadvance. If at any time the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the Maximum Loan Availability, the Borrower shall within three (3) days of the Borrower obtaining knowledge of the occurrence of any such excess, repay first, the outstanding principal amount of all Revolving Loans and Cash Collateralize any outstanding Letters of Credit and second, the Term Loans, ratably, by such excess. Any sums repaid in connection with the immediately preceding sentence in respect of the Revolving Loans can be reborrowed provided the Maximum Loan Availability supports such borrowing.

(iii)    Application of Mandatory Prepayments. Amounts paid under the preceding subsections (b)(i) shall be applied to pay all amounts of principal outstanding on the Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2 and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. If the Borrower is required to pay any outstanding LIBOR Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 5.4.

(c)    No Effect on Derivatives Contracts. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Derivatives Contracts entered into with respect to the Loans.

j.	Section 2.10. Continuation.
So long as no Default or Event of Default exists, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each Continuation of a LIBOR Loan shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the third (3rd) Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a LIBOR Loan with an Interest Period of one month; provided, however that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.11 or the Borrower’s failure to comply with any of the terms of such Section.

k.	Section 2.11. Conversion.
The Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, a Base Rate Loan may not be Converted into a LIBOR Loan if a Default or Event of Default exists. Each Conversion of Base Rate Loans into LIBOR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Each such Notice of Conversion shall be given not later than 11:00 a.m. Central time three (3) Business Days prior to the date of any proposed Conversion. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

l.	Section 2.12. Notes.
(a)    Notes. To the extent requested by any Revolving Lender, the Revolving Loans made by such Revolving Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to the order of such Revolving Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed. The Swingline Loans made by the Swingline Lender to the Borrower shall, in addition to this Agreement, also be evidenced by a Swingline Note payable to the order of the Swingline Lender. To the extent requested by any Term Loan Lender, the Term Loan made by a Term Loan Lender shall, in addition to this Agreement, also be evidenced by a Term Note, payable to the order of such Term Loan Lender in a principal amount equal to the amount of its Term Loan and otherwise duly completed.

(b)    Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent pursuant to Section 3.8, in the absence of manifest error, the statements of account maintained by the Administrative Agent pursuant to Section 3.8 shall be controlling.

(c)    Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at such Lender’s expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note.

m.	Section 2.13. Voluntary Reductions of the Revolving Commitment.
The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Revolving Commitments (for which purpose use of the Revolving Commitments shall be deemed to include the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all outstanding Swingline Loans) at any time and from time to time without penalty or premium upon not less than five (5) Business Days prior written notice to the Administrative Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Revolving Commitments shall not be less than $5,000,000 and integral multiples of $100,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Administrative Agent (“Commitment Reduction Notice”); provided, however, the Borrower may not reduce the aggregate amount of the Revolving Commitments below $100,000,000 unless the Borrower is terminating the Revolving Commitments in full. Promptly after receipt of a Commitment Reduction Notice the Administrative Agent shall notify each Lender of the proposed termination or Revolving Commitment reduction. Except to the extent expressly set forth in Section 2.17, the Revolving Commitments, once reduced or terminated pursuant to this Section, may not be increased or reinstated. The Borrower shall pay all interest and fees on the Revolving Loans accrued to the date of such reduction or termination of the Revolving Commitments to the Administrative Agent for the account of the Revolving Lenders, including but not limited to any applicable compensation due to each Revolving Lender in accordance with Section 5.4.

n.	Section 2.14. Extension of Revolving Termination Date.
The Borrower shall have the right, exercisable one time, to request that the Administrative Agent and the Revolving Lenders agree to extend the Revolving Termination Date by one year. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 90 days but not more than 180 days prior to the current Revolving Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Revolving Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for one year effective upon receipt by the Administrative

Agent of the Extension Request and payment of the fee referred to in the following clause (y): (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, (y) the Borrower shall have paid the Fees payable under Section 3.5(d) and (z) the Borrower shall have delivered duly executed copies of such additional documents (including without limitation, amendments to the Security Documents) as the Administrative Agent may reasonably request and the Borrower shall pay the cost of any mortgages, Title Policy or any endorsement or update thereto, and any and all costs, fees, taxes, assessments or charges required to be paid in connection therewith. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from any Responsible Officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). The Administrative Agent shall promptly notify the Borrower once the foregoing conditions have been satisfied as of the new Revolving Termination Date.

o.	Section 2.15. Expiration Date of Letters of Credit Past Revolving Commitment Termination.
If on the date the Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the Borrower shall, on such date, provide additional Cash Collateral to the Administrative Agent, for its benefit and the benefit of the Lenders and the Issuing Banks, for deposit into the Letter of Credit Collateral Account, in an amount equal to the amount of such excess.

p.	Section 2.16. Amount Limitations.
Notwithstanding any other term of this Agreement or any other Loan Document, no Lender shall be required to make a Loan, no Issuing Bank shall be required to issue a Letter of Credit and no reduction of the Revolving Commitments pursuant to Section 2.13 shall take effect, if immediately after the making of such Loan, the issuance of such Letter of Credit or such reduction in the Revolving Commitments:

(a)    the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Revolving Commitments at such time; or

(b)    the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the Maximum Loan Availability at such time.

q.	Section 2.17. Increase in Revolving Commitments and Incremental Term Loans.
The Borrower shall have the right to request increases in the aggregate amount of the Revolving Commitments or enter into one or more tranches of term loans (each an “Incremental Term Loan”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that any such increases and all such Incremental Term Loans (exclusive of increases and Incremental Term Loans pursuant to the terms of the Second Amendment) shall not exceed $225,000,000 in the aggregate. Each such increase in the Revolving Commitments or issuance of Incremental Term Loans must be an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such increase in the Revolving Commitments or issuance of Incremental Term Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Revolving Commitments or issuance of Incremental Term Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment or participate in such Incremental Term Loans, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Lenders its Revolving Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Lenders, in same day funds, an amount equal to (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.4(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 5.4 as a result of the prepayment of any such Revolving Loans. Revolving Loans made pursuant to any increased Revolving Commitment and the Incremental Term Loans (a) shall rank pari passu in right of payment with the Revolving Loans and the Term Loans, and (b) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans and the Term Loans; provided that (i) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Tranche B Term Loan Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Tranche B Term Loan Maturity Date and (ii) Applicable Margins applicable to the Incremental Term Loans may deviate from the pricing of the Revolving Loans and the existing Term Loans. Incremental Term Loans may be made hereunder pursuant to an amendment or an amendment and restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender participating in such tranche and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders and consistent with the foregoing provisions of this Section 2.17, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17 and such Incremental Term Loan Amendment shall include customary provisions with respect to remedial rights under the Agreement to ensure that the existing Term Loans shall not be adversely affected by such Incremental Term Loans. Effecting the increase of the Revolving Commitments or issuance of Incremental Term Loans under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase, (y) the representations and warranties made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z)  the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all corporate, partnership, member or other necessary action taken by the Borrower to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase; (ii) an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent including matters related to such increase with respect to the Security Documents; (iii) new Revolving Notes or Term Notes executed by the Borrower, payable to any new Lenders and replacement Revolving Notes or Term Notes executed by the Borrower, payable to any existing Lenders increasing their Revolving Commitments or participating in the issuance of the Incremental Term Loans, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments or such Term Loan Lender’s Term Loan Commitment at the time of the effectiveness of such Incremental Term Loans and (iv) the Borrower shall have delivered duly executed copies of such additional documents (including without limitation, amendments to the Security Documents) as the Administrative Agent may reasonably request and the Borrower shall pay the cost of any mortgages, Title Policy or any endorsement or update thereto, and any and all costs, fees, taxes, assessments or charges required to be paid in connection therewith. In connection with any increase in the aggregate amount of the Revolving Commitments or issuance of Incremental Term Loans pursuant to this Section 2.17 any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

r.	Section 2.18. Funds Transfer Disbursements.
The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

26.	Article III. Payments, Fees and Other General Provisions

a.	Section 3.1. Payments.
(a)    Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim (excluding Taxes required to be withheld pursuant to Section 3.10), to the Administrative Agent at the Principal Office, not later than 1:00 p.m. Central time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.5, the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the

Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of any Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one (1) Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension.

(b)    Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

b.	Section 3.2. Pro Rata Treatment.
Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1(a), 2.4(e) and 2.5(e) shall be made from the Revolving Lenders, each payment of the fees under Sections 3.5(a), 3.5(b), the first sentence of 3.5(c), and 3.5(e) shall be made for the account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.13. shall be applied to the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (b) each payment or prepayment of principal of Revolving Loans shall be made for the account of the Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them, provided that, subject to Section 3.9, if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Revolving Lenders pro rata in accordance with such respective Revolving Commitments; (c) the making of Tranche B Term Loans under Section 2.2(a) shall be made from the Tranche B Term Loan Lenders, pro rata according to the amounts of their respective Tranche B Term Loan Commitments, as designated by the Borrower; (d) each payment or prepayment of principal of any tranche of Term Loans shall be made for the account of the applicable Tranche A Term Loan Lenders or Tranche B Term Loan Lenders, as applicable as designated by the Borrower, pro rata in accordance with the respective unpaid principal amounts of the applicable tranche of Term Loans held by them; (e) each payment of interest on Revolving Loans or Term

Loans shall be made for the account of the Revolving Lenders or Term Loan Lenders, as applicable, pro rata in accordance with the amounts of interest on such Revolving Loans or Term Loans, as applicable, then due and payable to the respective Lenders; (f) the Conversion and Continuation of Revolving Loans or Term Loans of a particular Type (other than Conversions provided for by Sections 5.1(c) and 5.5) shall be made pro rata among the Revolving Lenders or Term Loan Lenders, as applicable, according to the amounts of their respective Revolving Loans or Term Loans, as applicable, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous; (g) the Revolving Lenders’ participation in, and payment obligations in respect of, Swingline Loans under Section 2.5, shall be in accordance with their respective Revolving Commitment Percentages; and (h) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.4, shall be in accordance with their respective Revolving Commitment Percentages. All payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Lender shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.5(e), in which case such payments shall be pro rata in accordance with such participating interests).

c.	Section 3.3. Sharing of Payments, Etc.
If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 3.2 or Section 11.5, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2 or Section 11.5, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

d.	Section 3.4. Several Obligations.
No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

e.	Section 3.5. Fees.

(a)    Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all loan fees as have been agreed to in writing by the Borrower and the Administrative Agent.

(b)    Facility Fees. During the period from the Effective Date to but excluding the Revolving Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving Lenders an unused facility fee equal to the sum of the daily amount (the “Unused Amount”) by which the aggregate amount of the Revolving Commitments exceeds the aggregate outstanding principal balance of Revolving Loans and Letter of Credit Liabilities set forth in the table below multiplied by the corresponding per annum rate:

Unused Amount	Unused Fee (percent per annum)
Greater than or equal to 50% of the aggregate amount of Revolving Commitments	0.25%
Less than 50% of the aggregate amount of Revolving Commitments	0.15%

Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Termination Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. For the avoidance of doubt, for purposes of calculating an unused facility fee, the outstanding principal balance of Swingline Loans shall not be factored into the computation.

(c)    Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for LIBOR Loans times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to but excluding the date such Letter of Credit is drawn in full. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, a fronting fee in respect of each Letter of Credit pursuant to the Fee Letters. The fees provided for in this subsection shall be nonrefundable and payable, in the case of the fee provided for in the first sentence, in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Termination Date, (iii) on the date the Revolving Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Administrative Agent. The Borrower shall pay directly to each Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any other transaction relating thereto.

(d)    Revolving Credit Extension Fee. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.14, the Borrower shall pay to the Administrative Agent for the account of each Revolving Lender a fee equal to two tenths of one percent (0.20%) of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized). Such fee shall be due and payable in full on the effective date of such extension.

(e)    Ticking Fee. From and after August 31, 2015, the Borrower agrees to pay to the Administrative Agent for the account of each Tranche B Term Loan Lender, in respect of each Tranche B

Term Loan Lender’s Tranche B Term Loan Commitment, a ticking fee, which shall accrue at one quarter of one percent (0.25%) per annum on the daily amount of such Lender’s remaining Tranche B Term Loan Commitment. Such fee shall be payable (i) upon any date on which an installment of the Tranche B Term Loan Commitments has been drawn and (ii) on the earlier of the expiration date of the Tranche B Term Loan Availability Period and the date the Tranche B Term Loan Commitments have been terminated or reduced to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

(f)    Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Fee Letters and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent.

All fees payable hereunder shall be paid on the dates due and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances.

f.	Section 3.6. Computations.
Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

g.	Section 3.7. Usury.
In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.6(a)(i) through (iv) and, with respect to Swingline Loans, in Section 2.5(c). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

h.	Section 3.8. Statements of Account.

The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

i.	Section 3.9. Defaulting Lenders.
Notwithstanding anything to the contrary contained in this Agreement, if any Revolving Lender becomes a Defaulting Lender, then, until such time as such Revolving Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders and in Section 13.6.

(b)    Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.3 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks or the Swingline Lender hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or amounts owing by such Defaulting Lender under Section 2.4(j) in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Article VI were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Liabilities and Swingline Loans are held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)    Certain Fees.

(i)    Each Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5(b) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Loans funded by it, and (2) its Revolving Commitment Percentage of the Stated Amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e).

(ii)    Each Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e).

(iii)    No Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5(d) or (e) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been paid to that Defaulting Lender).
(iv)    With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clauses (i) through (iii), the Borrower shall (x) pay to each Non‑Defaulting Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities or Swingline Loans that has been reallocated to such Non‑Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the Issuing Banks and the Swingline Lender, as applicable, the amount of any such Fee otherwise payable to such Defaulting Lender to the extent not reallocated to Non-Defaulting Lenders pursuant to the immediately following Subsection (d) and allocable to such Issuing Bank’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender and not, in the case of the Issuing Bank, Cash Collateralized in accordance with Subsection (e) of this Section 3.9, and (z) not be required to pay the remaining amount of any such Fee.

(d)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Article VI are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 13.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(e)    Cash Collateral, Repayment of Swingline Loans.

(i)    If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize each Issuing Bank’s Fronting Exposure in accordance with the procedures set forth in this subsection.

(ii)    At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time.

(iii)    The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the applicable Issuing Bank, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the applicable Issuing Bank as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(iv)    Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(v)    Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and such Issuing Bank that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and such Issuing Bank may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

(f)    Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Banks agree in writing that a Revolving Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Revolving Lenders in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately preceding subsection (d)), whereupon such Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Revolving Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Revolving Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender.

(g)    New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure (after giving effect to any reallocations in accordance with Subsection (a) of this Section 3.9) after giving effect to such Swingline Loan and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure (after giving effect to any reallocations in accordance with subsection (d) of this Section 3.9, Cash Collateral provided by the Borrower and any defaulting Lenders at such time) after giving effect thereto.

(h)    Purchase of Defaulting Lender’s Commitment. During any period that a Lender is a Defaulting Lender, the Borrower may, by the Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.5(b). No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender who is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 13.5(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, notwithstanding Section 13.5(b), shall pay to the Administrative Agent an assignment fee in the amount of $7,500. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders.

j.	Section 3.10. Taxes.
(a)    Issuing Bank. For purposes of this Section, the term “Lender” includes each Issuing Bank and the term “Applicable Law” includes FATCA.

(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)    Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)    Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.5 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection.

(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g)    Status of Lenders.

(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)    an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI;

(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(IV)    to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)    Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

27.	Article IV. Pool Properties

a.	Section 4.1. Eligibility of Properties.
(a)    Initial Secured Pool Properties. The Properties identified on Schedule 4.1 shall, on the Effective Date, be Secured Pool Properties, and the Appraised Value initially attributable to such Property shall be as approved by the Lenders and set forth on Schedule 4.1.

(b)    Additional Secured Pool Properties. If after the Effective Date the Parent desires that the Lenders include any additional Property in calculations of the Maximum Loan Availability, the Parent shall so notify the Administrative Agent in writing. No Property will be evaluated by the Lenders unless and until the Parent delivers to the Administrative Agent the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    An executive summary of the Property including, at a minimum, the following information relating to such Property: (A) a description of such Property, such description to include the age, location, site plan, current occupancy rate and physical condition of such Property; (B) the purchase price paid or to be paid for such Property; (C) the current and projected condition of the regional market and specific submarket in which such Property is located; and (D) the current projected capital plans and, if applicable, current renovation plans for such Property;

(ii)    An operating statement for such Property audited or certified by a representative of the Parent as being true and correct in all material respects and prepared in accordance with GAAP for the previous three fiscal years, provided that, with respect to any period such Property was owned by the Parent or a Subsidiary of the Parent for less than three years, such information shall only be required to be delivered to the extent reasonably available to the Parent and such certification may be based upon the best of the Parent’s knowledge and provided further, that if such Property has been operating for less than three years, the Parent shall provide such projections and other information concerning the anticipated operation of such Property as the Administrative Agent may reasonably request;

(iii)    A current rent roll for such Property certified by a representative of the Parent as being true and correct in all material respects, and three‑year occupancy history of such Property certified by a representative of the Parent to be true and correct, provided that, with respect to any period such Property was owned by the Parent or a Subsidiary of the Parent for less than three years, such information shall only be required to be delivered to the extent reasonably available to the Parent and such certification may be based upon the best of the Parent’s knowledge;

(iv)    A copy of a recent ALTA Owner’s Policy of Title Insurance (“Owner’s Policy”) covering such Property showing the identity of the fee titleholder thereto and all matters of record;

(v)    Copies of all documents of record reflected in Schedule A and Schedule B of the Owner’s Policy and a copy of the most recent real estate tax bill and notice of assessment;

(vi)    A current or currently certified survey of such Property certified by a surveyor licensed in the applicable jurisdiction to have been prepared in accordance with the then effective Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys;

(vii)    If not adequately covered by the survey certification provided for above, a certificate from a licensed engineer or other professional satisfactory to the Administrative Agent that such Property is not located in a special flood hazard area as defined by the Federal Emergency Management Agency;

(viii)    A “Phase I” environmental assessment of such Property not more than twelve (12) months old, which report (1) has been prepared by an environmental engineering firm acceptable to the Administrative Agent and (2) complies with the requirements contained in the Administrative Agent’s guidelines adopted from time to time by the Administrative Agent to be used in its lending practice generally and any other environmental assessments or other reports relating to such Property, including any “Phase II” environmental assessment prepared or recommended by such environmental engineering firm to be prepared for such Property;

(ix)    A property condition report for such Property not more than twelve (12) months old and prepared by a firm or firms acceptable to the Administrative Agent;

(x)    Copies of (1) all Property Management Agreements relating to the use, occupancy, operation, maintenance, enjoyment or ownership of such Property, if any, and (2)  copies of all Tenant Leases with respect to such Property in excess of 75,000 square feet (or, if acceptable to the Administrative Agent, a summary of the terms thereof);

(xi)    A property zoning report indicating that such Property complies with applicable zoning and land use laws;

(xii)    UCC, tax, judgment and lien search reports with respect to the Parent and the Borrower (or Subsidiary if such Property is owned by a Subsidiary) and such Property in all necessary or appropriate jurisdictions indicating that there are no Liens of record on such Property other than Permitted Liens;

(xiii)    Plans and specifications for such Property, provided the same shall only be required to the extent reasonably available to the Parent;

(xiv)    Final certificates of occupancy and any other Governmental Approvals relating to such Property;

(xv)    Copies of all policies of insurance required by Section 8.5; and

(xvi)    Such other information the Administrative Agent may reasonably request in order to evaluate the Property (including any supplements to the Schedules hereto with respect to such Property reasonably acceptable to the Administrative Agent).

Upon its receipt and approval of the foregoing documents and information, if the Administrative Agent shall recommend acceptance of such Property as a Secured Pool Property, the Administrative Agent will so notify the Borrower and each Lender within ten (10) Business Days after receipt and review of all of such documents and information. Within five (5) Business Days of the Administrative Agent’s giving such notice to the Lenders, the Administrative Agent will send the foregoing documents and information to each of the Lenders.

(c)    Appraisal; Final Approval. Promptly upon giving notice to the Lenders under the immediately preceding subsection (b) that the Administrative Agent recommends acceptance of such Property as a Secured Pool Property because it satisfies the requirements of an Eligibility Property, the Administrative Agent shall commission, at the Administrative Agent’s discretion and the Borrower’s expense, an Appraisal of such Property, to be in form and substance satisfactory to the Administrative Agent. Within ten (10) Business Days of receipt of such Appraisal, the Administrative Agent shall review such Appraisal and shall determine the Appraised Value of such Property. If after such review and determination the Administrative Agent is unwilling to recommend acceptance of such Property as a Secured Pool Property, the Administrative Agent shall promptly notify the Borrower and the Lenders and the consideration by the Administrative Agent and the Lenders of such Property shall cease. If after such review and determination the Administrative Agent remains prepared to recommend acceptance of such Property as a Secured Pool Property, the Administrative Agent shall forward a copy of such Appraisal to the Lenders together with notice of such Appraised Value. Within ten (10) Business Days of the date on which a Lender has received all of the items referred to in this subsection and the immediately preceding subsection (b), such Lender shall notify the Administrative Agent in writing whether or not such Lender accepts such Property as a Secured Pool Property. If a Lender fails to give such notice within such time period, such Lender shall be deemed to have approved such Property as a Secured Pool Property. Such Property shall become a Secured Pool Property upon written approval of the Requisite Lenders and upon execution and delivery to the Administrative Agent of (i) a Maximum Loan Availability Certificate showing the Maximum Loan Availability after inclusion of such Property as a Secured Pool Property, (ii) if such property is owned by a Subsidiary of the Borrower, all of the items required to be delivered to the Administrative Agent under Section 8.14 if not previously delivered, (iii) the documents and items described on Schedule 6.1 (to the extent requested by the Administrative Agent) and (iv) such other items or documents as may be appropriate under the circumstances, including updates of the documents described in the immediately preceding subsections (b)(i), (b)(ii), (b)(vi), and (b)(viii), and satisfaction of all other closing requirements reasonably imposed by the Administrative Agent.

Section 4.2. Release of Secured Pool Property.

From time to time the Borrower may request, upon not less than thirty (30) days prior written notice to the Administrative Agent or such shorter period as may be acceptable to the Administrative Agent, that any Property (if then a Secured Pool Property) in its entirety be released from the Liens created by the Security Documents applicable thereto, which release (the “Property Release”) shall be effected by the Administrative Agent if the Administrative Agent determines all of the following conditions are satisfied as of the date of such Property Release:

(a)    No Default or Event of Default exists or will exist immediately after giving effect to such Property Release and the reduction in the Maximum Loan Availability by reason of the release of such Property;

(b)    The Borrower shall have delivered to the Administrative Agent a Maximum Loan Availability Certificate demonstrating on a pro forma basis, and the Administrative Agent shall have determined to its satisfaction (which determination may be based on Appraisals ordered pursuant to Section 4.3(b)(iii)), that the outstanding principal balance of the Loans, together with the Letter of Credit Liabilities and the Derivatives Termination Value of all Specified Derivatives Contracts, will not exceed the Maximum Loan Availability after giving effect to such request and any prepayment to be made and/or the acceptance of any Property as an additional or replacement Secured Pool Property to be given concurrently with such request;

(c)    The Borrower shall have delivered to the Administrative Agent all documents and instruments reasonably requested by the Administrative Agent in connection with such Property Release;

(d)    The Administrative Agent shall have determined that the market values of the remaining Secured Pool Properties have not materially deteriorated since the respective dates of acceptance as Secured Pool Properties;

(e)     The Borrower remains in compliance with the covenants contained in this Section 4.2 and Sections 10.1(a) through (d) inclusive and Section 10.1(k), in each case on a pro forma basis after giving effect to such release;

(f)     The Borrower states in writing that release is required as part of a sale or secured refinancing which shall be secured by such Secured Pool Property; and

(g)     All representations and warranties in the Loan Documents are true and accurate in all material respects at the time of such release and immediately after giving effect to such release except to the extent that any such representation or warranty relates to a specific earlier date in which case they are true and correct in all material respects as of such earlier date; provided, that to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation and warranty shall be true and correct in all respects.

Except as set forth in this Section 4.2, prior to the Collateral Release Event, no Secured Pool Property shall be released from the Liens created by the Security Documents applicable thereto.

b.	Section 4.3. Frequency of Appraisals.
Prior to the Collateral Release Event, the Appraised Value of a Secured Pool Property shall be determined or redetermined, as applicable, under each of the following circumstances:

(a)    In connection with the acceptance of a Property as a Secured Pool Property the Administrative Agent will determine the Appraised Value thereof as provided in Section 4.1; or

(b)    From time to time upon at least five (5) Business Days written notice to the Borrower and at the Borrower’s expense, the Administrative Agent may (and shall at the direction of the Requisite Lenders) redetermine the Appraised Value of a Secured Pool Property (based on a new Appraisal obtained by the Administrative Agent) in any of the following circumstances:

(i)    if a material adverse change occurs with respect to such Secured Pool Property, including, without limitation, a material deterioration in the Net Operating Income of such Property,

a major casualty at such Property that is not fully covered by insurance, a material condemnation of any part of such Property, a material change in the market conditions affecting such Property or a material decrease in the leasing level of such Property; or

(ii)    if necessary in order to comply with FIRREA or other Applicable Law relating to the Administrative Agent or the Lenders; or

(iii)     if the Administrative Agent determines an Appraisal of such Property is necessary in connection with its determination under Section 4.2(b) regarding the release of a Secured Pool Property; or

(c)    Once during the period prior to the Collateral Release Event (but not during the six month period prior to the Tranche B Term Loan Maturity Date), or more frequently if any Default or Event of Default has occurred and is continuing, upon written notice from the Administrative Agent to the Borrower, all at the Borrower’s expense;

(d)    At any time by the request of the Borrower, at the Borrower’s expense; or

(e)    At any time and from time to time, the Administrative Agent may (and shall at the written direction of the Requisite Lenders) redetermine the Appraised Value of a Secured Pool Property (based on a new Appraisal obtained by the Administrative Agent), all at the Lenders’ expense.

All Appraisals shall be engaged by the Administrative Agent and subject to satisfactory review and approval of the Administrative Agent.

c.	Section 4.4. Frequency of Calculations of Maximum Loan Availability.
Initially, the Maximum Loan Availability shall be the amount set forth as such in the Maximum Loan Availability Certificate delivered under Section 6.1. Thereafter, the Maximum Loan Availability shall be the amount set forth as such in the Maximum Loan Availability Certificate delivered from time to time under Article IX or Section 4.2(b). Any increase in the Appraised Value of a Secured Pool Property shall become effective as of the next determination of the Maximum Loan Availability as provided in this Section, provided that prior to such date of determination (a) if such increase is the result of an increase in the Appraised Value of such Secured Pool Property, the Requisite Lenders shall have given their written approval of such increase, the applicable Maximum Loan Availability Certificate substantiates such increase and (b) the Borrower delivers to the Administrative Agent the following: (i) if the Property is not located in a Tie‑In Jurisdiction and such increase is the result of an increase in the Appraised Value of such Property, an endorsement to the Title Policy in favor of the Administrative Agent with respect to such Property increasing the coverage amount thereof as related to such Property to not less than 70% of the Appraised Value (based on the “stabilized value” of such Property and excluding the value of personal property) for such Property and (ii) if the Property is located in a Tie‑In Jurisdiction, an endorsement to the Title Policy in favor of the Administrative Agent with respect to such Property increasing the coverage amount thereof as related to such Property to not less than the portion of the Maximum Loan Availability attributable to such Property, as well as endorsements to all other existing Title Policies issued to the Administrative Agent with respect to all other Properties located in Tie‑In Jurisdictions reflecting an increase in the aggregate insured amount under the “tie-in” endorsements to an amount equal to the Maximum Loan Availability (including the Property which experienced the increase in Appraised Value) but in no event in an amount in excess of the aggregate amount of the Commitments and Term Loans.

28.	Article V. Yield Protection, Etc.

a.	Section 5.1. Additional Costs; Capital Adequacy.
(a)    Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(b)    Additional Costs. In addition to, and not in limitation of the immediately preceding subsection, the Borrower shall promptly pay to the Administrative Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making, Continuing, Converting to or maintaining of any Loans or its obligation to make any Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or such obligation or the maintenance by such Lender of capital in respect of its Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that:

(i)    changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or its Commitments (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes);

(ii)    imposes or modifies any reserve, special deposit, compulsory loan, insurance charge or similar requirements (other than Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on LIBOR Loans is determined to the extent utilized when determining LIBOR for such Loans) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or

(iii)    imposes on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender.

(c)    Lender’s Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsections (a) and (b), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.5 shall apply).

(d)    Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy, liquidity or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to the Issuing Banks of issuing (or any Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by any Issuing Bank or any Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Lender, the Borrower shall pay immediately to such Issuing Bank or, in the case of such Lender, to the Administrative Agent for the account of such Lender, from time to time as specified by such Issuing Bank or such Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Lender for such increased costs or reductions in amount.

(e)    Notification and Determination of Additional Costs. Each of the Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to notify the Borrower (and in the case of an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Agreement Date entitling the Administrative Agent, such Issuing Bank or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Administrative Agent, any Issuing Bank or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of an Issuing Bank or a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, such Issuing Bank or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, absent manifest error. The Borrower shall pay the Administrative Agent, any such Issuing Bank and or any such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

b.	Section 5.2. Suspension of LIBOR Loans.
Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period:

(a)    the Administrative Agent shall determine (which determination shall be conclusive) that reasonable and adequate means do not exist for the ascertaining LIBOR for such Interest Period;

(b)    the Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

(c)    the Administrative Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining LIBOR Loans for such Interest Period;

then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan.

c.	Section 5.3. Illegality.
Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.5 shall be applicable).

d.	Section 5.4. Compensation.
The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its sole discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to:

(a)    any payment or prepayment (whether mandatory or optional) of a LIBOR Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or

(b)    any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 6.2 to be satisfied) to borrow a

LIBOR Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

Not in limitation of the foregoing, such compensation shall include, without limitation, in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if LIBOR were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate LIBOR quoted on such date. Upon the Borrower’s request, the Administrative Agent shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

e.	Section 5.5. Treatment of Affected Loans.
If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1(c), Section 5.2 or Section 5.3 then such Lender’s LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 5.1(c), Section 5.2, or Section 5.3 on such earlier date as such Lender or the Administrative Agent, as applicable, may specify to the Borrower (with a copy to the Administrative Agent, as applicable)) and, unless and until such Lender or the Administrative Agent, as applicable, gives notice as provided below that the circumstances specified in Section 5.1, Section 5.2 or Section 5.3 that gave rise to such Conversion no longer exist:

(i)    to the extent that such Lender’s LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s LIBOR Loans shall be applied instead to its Base Rate Loans; and

(ii)    all Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If such Lender or the Administrative Agent, as applicable, gives notice to the Borrower (with a copy to the Administrative Agent, as applicable) that the circumstances specified in Section 5.1(c), 5.2 or 5.3 that gave rise to the Conversion of such Lender’s LIBOR Loans pursuant to this Section no longer exist (which such Lender or the Administrative Agent, as applicable, agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

f.	Section 5.6. Affected Lenders.
If (a) a Lender requests compensation pursuant to Section 3.10 or 5.1, and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1(c) or 5.3 but the obligation of the Requisite Lenders shall not have been suspended under such Sections, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 13.5(b) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender, plus (y) the aggregate amount of payments previously made by the Affected Lender under Section 2.4(j) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender, any other Lender or any Titled Agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10, 5.1 or 5.4) with respect to any period up to the date of replacement.

g.	Section 5.7. Change of Lending Office.
Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10, 5.1 or 5.3 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

h.	Section 5.8. Assumptions Concerning Funding of LIBOR Loans.
Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article.

29.	Article VI. Conditions Precedent

a.	Section 6.1. Initial Conditions Precedent.
The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the satisfaction or waiver of the following conditions precedent:

(a)    The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)    counterparts of this Agreement executed by each of the parties hereto;

(ii)    Revolving Notes and Term Notes executed by the Borrower, payable to each applicable Lender (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a) and the Swingline Note executed by the Borrower;

(iii)    the Guaranty executed by each of the Guarantors initially to be a party thereto;

(iv)    an opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Parent, the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering the matters set forth in Exhibit L;

(v)    the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party (or certification from the Secretary of the applicable Loan Party that there have been no changes thereto since the Original Closing Date);

(vi)    a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party;

(vii)    a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Swingline Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation;

(viii)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

(ix)    a Maximum Loan Availability Certificate calculated as of the Effective Date;

(x)    Appraisals of all Secured Pool Properties, together with all other due diligence reasonably requested by the Administrative Agent with respect to each Secured Pool Property,

including, to the extent requested by the Administrative Agent, the items set forth on Schedule 6.1 hereto;

(xi)    a Compliance Certificate calculated on a pro forma basis for the Parent’s fiscal quarter ending March 31, 2015;

(xii)    a Disbursement Instruction Agreement effective as of the Agreement Date;

(xiii)    evidence that all accrued and unpaid interest, fees and expenses then due and owing by the Loan Parties under the Existing Credit Agreement as of the Effective Date shall have been paid in full;

(xiv)    copies of all Specified Derivatives Contracts in existence on the Agreement Date;

(xv)    copies of the form of Tenant Lease to be used for each Property from the Effective Date until the Revolving Termination Date and each Tenant Lease entered into as of the Agreement Date with respect to such Property;

(xvi)    evidence that the Fees, if any, then due and payable under Section 3.5, together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent, the Arrangers and any of the Lenders pursuant to the Fee Letters or pursuant to the terms of this Agreement, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;

(xvii)    insurance certificates, or other evidence, providing that the insurance coverage required under Section 8.5 (including, without limitation, both property and liability insurance) is in full force and effect and stating that the coverage shall not be cancelable or materially changed without ten (10) days prior written notice to the Administrative Agent of any cancellation for nonpayment of premiums, and not less than thirty (30) days prior written notice to the Administrative Agent of any other cancellation or any modification (including a reduction in coverage), together with appropriate evidence that the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks, and the Specified Derivatives Providers is named as a mortgagee lender’s loss payee and additional insured, as appropriate, on all insurance policies that the Borrower, any Loan Party or any other Subsidiary actually maintains with respect to any Property and improvements on such Property; and

(xviii) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request;

(b)    there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Parent and its Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;

(c)    no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Parent or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party;

(d)    the Parent, the Borrower, the other Loan Parties and the other Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound;

(e)    the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act; and

(f)    there shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents.

b.	Section 6.2. Conditions Precedent to All Loans and Letters of Credit.
In addition to satisfaction or waiver of the conditions precedent contained in Section 6.1, the obligations of (i) Lenders to make any Loans and (ii) the Issuing Banks to issue Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.16 would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder and (c) in the case of the borrowing of Revolving Loans, the Administrative Agent shall have received a timely Notice of Borrowing, in the case of a Swingline Loan, the Swingline Lender shall have received a timely Notice of Swingline Borrowing, and in the case of the issuance of a Letter of Credit the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance of such Letter of Credit. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued that all conditions to the making of such Loan or issuing of such Letter of Credit contained in this Article VI have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent, the Borrower and the Lenders that the conditions precedent for initial Loans set forth in Sections 6.1 and 6.2 that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.

30.	Article VII. Representations and Warranties

a.	Section 7.1. Representations and Warranties.
In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of the Issuing Banks, to issue Letters of Credit, each of the Parent and the Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows:

(a)    Organization; Power; Qualification. Each of the Parent and the Borrower, the other Loan Parties and the other Subsidiaries of the Parent (i) is a corporation, limited liability company, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, (ii) has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and (iii) is in good standing as a foreign corporation, limited liability company, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

(b)    Ownership Structure. Part I of Schedule 7.1(b) is, as of the Agreement Date, a complete and correct list of all Subsidiaries of the Parent setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interest in such Subsidiary, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests. As of the Agreement Date, except as disclosed in such Schedule and, in the case of clause (A), Schedule 1.1(c), (A) each of the Parent, the Borrower and the Subsidiaries of the Parent owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other Equity Interests of any type in, any such Person. As of the Agreement Date, Part II of Schedule 7.1(b) correctly sets forth all Unconsolidated Affiliates of the Parent, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Parent.

(c)    Authorization of Loan Documents and Borrowings. Each of the Parent and the Borrower has the right and power, and has taken all necessary corporate, limited liability company, or partnership action required to authorize it, to borrow and obtain other extensions of credit hereunder. Each of the Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary corporate, limited liability company or partnership action required to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents to which the Parent, the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(d)    Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.

(e)    Compliance with Law; Governmental Approvals. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.

(f)    Title to Properties; Liens. Schedule 7.1(f) is a complete and correct listing of all real estate assets of the Borrower, each other Loan Party and each other Subsidiary, as of the date of the financial statements for the fiscal quarter most recently ended prior to the Agreement Date, and sets forth all material adjustments thereto as of the Agreement Date occurring as a result of any transaction occurring after the date of such financial statements, and for each such Property, the current occupancy status of such Property and whether such Property is a Development Property and, if such Property is a Development Property, the status of completion of such Property. Except as indicated on Schedule 7.1(f) or other adjustments which are not material in amount, the Borrower, each other Loan Party and each other Subsidiary owns or leases the assets reflected in the most recent consolidated balance sheet of the Parent as of the date thereof or acquired or leased since that date (except property sold or otherwise disposed of in the ordinary course since such date). Schedule 4.1 is, as of the Agreement Date, a complete and correct listing of all Pool Properties. As of the occurrence of the Collateral Release Event, the list of Properties attached to the certificate referenced in the definition of “Collateral Release Event” will be a complete and correct listing of all Unencumbered Pool Properties. Each of the Borrower and the Parent, each other Loan Party and each other Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets. None of the Collateral is subject to any Lien other than Permitted Liens. No Pool Property is subject to any Lien other than Permitted Liens. Each Property included in the calculation of the Maximum Loan Availability satisfies all requirements under the Loan Documents for being an Eligible Property.

(g)    Existing Indebtedness; Total Indebtedness. Part I of Schedule 7.1(g) is a complete and correct listing of all Indebtedness (including all Guarantees other than Guarantees entered into in the ordinary course of business guaranteeing the payment of tenant improvement allowances under Tenant Leases) in excess of $1,000,000 of each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent, as of the date of the financial statements for the fiscal quarter most recently ended prior to the Agreement Date, and sets forth all material adjustments thereto as of the Agreement Date occurring as a result of any transaction occurring after the date of such financial statements and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. As of the Agreement Date, the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent have performed and are in compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness. There are no liabilities, contingent or otherwise, of Parent or any of its Subsidiaries involving material amounts not disclosed in the financial statements of Parent and the related notes thereto as of the date of such financial statements. Part II of Schedule 7.1(g) is a complete and correct listing of all total liabilities of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent included in the calculation of total liabilities as of the date of the financial statements for the fiscal quarter most recently ended prior to the Agreement Date, and sets forth all material adjustments thereto as of the Agreement Date occurring as a result of any transaction occurring after the date of such financial statements.

(h)    Secured Pool Properties. Prior to the Collateral Release Event,

b.        (i)    Americans with Disabilities Act Compliance. To each Loan Party’s knowledge, the Secured Pool Properties comply in all material respects with the requirements and regulations of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., as amended from time to time.
c.        (ii)    Property Agreements. The Parent and the Borrower have delivered to the Administrative Agent true, correct and complete copies of each Property Management Agreement. To each Loan Party’s knowledge, each Property Management Agreement is in full force and effect, has not been amended or modified, and there are no defaults or events of default thereunder.
d.        (iii)    Certificate of Occupancy; Licenses. To each Loan Party’s knowledge, all material certificates, permits, licenses and approvals, including certificates of completion and occupancy permits, required for the legal use, occupancy and operation of each Secured Pool Property as an office building (excluding, however, certificates of occupancy for tenant spaces and improvements) have been obtained and are in full force and effect. The Parent and the Borrower shall cause all such certificates, permits, licenses and approvals to be maintained in full force and effect. The use being made of each Secured Pool Property is in conformity with all certificates, permits, licenses and approvals issued for and currently applicable to each Secured Pool Property.
e.        (iv)    Physical Condition. Except as disclosed in the building condition reports addressed and certified to the Administrative Agent in connection with the disbursements of the Loans on the Agreement Date, to each Loan Party’s knowledge: (a) each Secured Pool Property (including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, as applicable) is in good condition, order and repair in all material respects subject to ordinary wear and tear; and (b) there exist no structural or other material defects in or damage to any Secured Pool Property, whether latent or otherwise. No Loan Party has received or has any knowledge of: (i) any written notice from any insurance company or bonding company of any defects or inadequacies in any Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon; or (ii) any written notice of any termination or threatened termination of any policy of insurance or bond.
f.        (v)    Boundaries. Except as disclosed in the Title Policies or on the surveys delivered by the Borrower to the Administrative Agent in connection with the disbursements of the Loans on the Agreement Date, all of the improvements at each Secured Pool Property lie wholly within the boundaries and building restriction lines of such Secured Pool Property, and no improvements on adjoining properties encroach upon any Secured Pool Property, and no improvements encroach upon or violate any easements or other encumbrances upon any Secured Pool Property, except those which are insured against by title insurance.
g.        (vi)    Flood Zone. Except as set forth on Schedule 7.1(h)(vi), no portion of any Secured Pool Property is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area.
h.        (vii)    Filing and Recording Taxes. To Borrower’s knowledge, all transfer taxes, deed stamps, intangible taxes, personal property taxes or other amounts in the nature of transfer or debt taxes required to be paid under applicable law in connection with the transfer of or debt on the Secured Pool Properties, if any, have been paid. Any mortgage or deed of trust recording, stamp, intangible, personal property or other similar taxes required to be paid under applicable law in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Documents, have been paid or are being paid simultaneously herewith. Except as disclosed in the Title Policies, to each Loan Party’s knowledge, all taxes and governmental assessments due and owing in respect of the Secured Pool Properties have been paid.
i.        (viii)    Reserved.
(ix)    Tenant Leases. Except as disclosed on Schedule 7.1(h)(ix) and in the rent roll for the Secured Pool Properties delivered to and approved by the Administrative Agent in connection with the disbursement of Loan proceeds on the Agreement Date (the “Rent Roll”), and on the estoppel certificates from the tenants at the Secured Pool Properties delivered to the Administrative Agent on the Agreement Date, with respect to the Secured Pool Properties: (a) the Loan Party owning the fee interest in the Secured Pool Property relating to such Rent Roll (the “Applicable Loan Party”) is the sole owner of the entire lessor’s interest in the Tenant Leases; provided, with respect to the Secured Pool Properties known as “250 W. Pratt” and “Colorado Building”, the Loan Parties owning such properties are tenants-in-common which own undivided interests in such properties; (b) to each Loan Party’s knowledge, the Tenant Leases are valid and enforceable against the Applicable Loan Party and the tenants set forth therein and are in full force and effect; (c) all of the Tenant Leases are arms-length agreements with bona fide, independent third parties; (d) to each Loan Party’s knowledge, no party under any Tenant Lease is in default beyond any applicable notice and/or grace period thereunder; (e) all rents due have been paid in full and no tenant is in arrears in its payment of rent (other than payment of work orders, direct utility recovery and CAM reconciliation not more than 60 days past due); (f) neither the Parent, the Borrower nor the Applicable Loan Party nor any of their Affiliates has assigned or otherwise pledged or hypothecated the rents reserved in the Tenant Leases; (g) none of the rents has been collected for more than one (1) month in advance (except security deposits, percentage rent, if any, and other amounts collected and subject to later reconciliation pursuant to the terms of the applicable Tenant Leases, which shall not be deemed rent collected in advance); (h) the premises demised under the Tenant Leases have been completed and the tenants have accepted the same and have taken possession of the same on a rent-paying basis with no rent concessions to any tenants; (i) to each Loan Party’s knowledge, there exist no offsets or defenses to the payment of any portion of the rents and Applicable Loan Party has no monetary obligation to any tenant under any Tenant Lease which has not been disclosed in writing to the Administrative Agent; (j) neither the Parent, the Borrower nor the Applicable Loan Party has received any written notice from any tenant challenging the validity or enforceability of any Tenant Lease; (k) to each Loan Party’s knowledge, there are no agreements with the tenants other than expressly set forth in each Tenant Lease; (l) no Tenant Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (m) to each Loan Party’s knowledge, no Person has any possessory interest in, or right to occupy, such Secured Pool Property except under and pursuant to a Tenant Lease; (n) to each Loan Party’s knowledge, no event has occurred that, but for the giving of notice and/or passage of time, would give any tenant any right to terminate any Tenant Lease at such Secured Pool Property; (o) all security deposits relating to the Tenant Leases reflected on the Rent Roll have been collected by the Applicable Loan Party and, if required pursuant to the terms hereof, delivered to the Administrative Agent; (p) no brokerage commissions or finder’s fees are due and payable regarding any Tenant Lease; (q) to each Loan Party’s knowledge, each tenant is in actual, physical occupancy of the premises demised under its Tenant Lease; and (r) no Tenant is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. Notwithstanding the foregoing, when the representations in this section are remade from time to time in accordance with this Agreement, such representations shall be made with respect to the Rent Rolls of the applicable Secured Pool Properties delivered to the Administrative Agent from time to time.
j.        (x)    Property Information. Except as set forth on the Title Policy or surveys delivered in connection with the disbursement of the Loans on the Agreement Date, or in the zoning reports delivered to the Administrative Agent in connection with the disbursement of the Loans on the Agreement Date: to Borrower’s knowledge, (a) the Secured Pool Properties include sufficient on-site parking to comply with Applicable Law; (b) the Secured Pool Properties currently abut completed and dedicated public thoroughfares; and (c) no Loan Party has any knowledge, or reason to believe that any archaeological ruins, discoveries or specimens, or cemeteries exist on any Secured Pool Property.

(xi)    Brokers. Except as set forth on Schedule 7.1(h)(xi), no agreements exist which are binding on any of the Loan Parties relating to the leasing of premises within the Secured Pool Properties by brokers or other similar agents.

(xii)    Parking. Except as set forth on Schedule 7.1(h)(xii), no agreements exist which are binding on any of the Loan Parties relating to the rights of tenants at the Secured Pool Properties to park at locations other than at the Secured Pool Properties

(xiii)    Management. Except as set forth on Schedule 7.1(h)(xiii), no agreements exist which are binding on any of the Loan Parties relating to the management of the Secured Pool Properties

(i)    Litigation. Except as set forth on Schedule 7.1(i), there are no actions, suits or proceedings pending (or, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Document. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent.

(j)    Taxes. All federal, state and other tax returns of each of the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Parent required by Applicable Law to be filed have been duly filed (or the applicable Loan Party has obtained an extension for filing in respect thereof), and all federal, state and other taxes, assessments and other governmental charges or levies upon, each of the Parent, the Borrower, each Loan Party, each other Subsidiary of the Parent and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States income tax returns of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent is under audit. All charges, accruals and reserves on the books of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent in respect of any taxes or other governmental charges are in accordance with GAAP.

(k)    Financial Statements. The Borrower has furnished to the Administrative Agent copies of (i) the audited consolidated balance sheets of the Parent and its consolidated Subsidiaries for the fiscal years ended December 31, 2013 and December 31, 2014, and the related audited consolidated statements of operations, changes in shareholders’ equity and cash flow for the fiscal years ended on such dates, with the opinion thereon of Deloitte & Touche LLP, and (ii) the unaudited condensed consolidated balance sheets of the Parent and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2015, and the related unaudited consolidated statements of operations, changes in shareholders’ equity and cash flow of the Parent and its consolidated Subsidiaries for the fiscal quarter period ended on such date. Such financial statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly as of the respective dates thereof, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Parent and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments). None of the Parent, the Borrower or any of their respective Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that would be required to be set forth in its financial statements or notes thereto, except as referred to or reflected or provided for in said financial statements.

(l)    No Material Adverse Change. Since December 31, 2014, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 7.1(l), each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent is Solvent.

(m)    Operating Statements. Each of the operating summaries pertaining to each of the Properties then included in calculations of the Appraised Value delivered by the Borrower to the Administrative Agent in accordance with Section 9.4(d) fairly presents the Net Operating Income of each such Property for the period then ended.

(n)    ERISA.

(i)    Except as set forth on Schedule 7.1(n), each Benefit Arrangement is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws in all material respects. Except with respect to Multiemployer Plans, each Qualified Plan (A) has received a favorable determination from the Internal Revenue Service applicable to such Qualified Plan’s current remedial amendment cycle (as defined in Revenue Procedure 2007-44 or “2007-44” for short), (B) has timely filed for a favorable determination letter from the Internal Revenue Service during its staggered remedial amendment cycle (as defined in 2007-44) and such application is currently being processed by the Internal Revenue Service, (C) had filed for a determination letter prior to its “GUST remedial amendment period” (as defined in 2007-44) and received such determination letter and the staggered remedial amendment cycle first following the GUST remedial amendment period for such Qualified Plan has not yet expired, or (D) is maintained under a prototype plan and may rely upon a favorable opinion letter issued by the Internal Revenue Service with respect to such prototype plan. To the best knowledge of the Parent and the Borrower, nothing has occurred which would cause the loss of its reliance on each Qualified Plan’s favorable determination letter or opinion letter.

(ii)    With respect to any Benefit Arrangement that is a retiree welfare benefit arrangement, all amounts have been accrued on the applicable ERISA Group’s financial statements in accordance with FASB ASC 715. The “benefit obligation” of all Plans does not exceed the “fair market value of plan assets” for such Plans by more than $10,000,000 all as determined by and with such terms defined in accordance with FASB ASC 715.

(iii)    Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending, or to the best knowledge of the Parent and the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; (iii) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (iv) no member of the ERISA Group has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code.

(o)    Absence of Default. None of the Parent, the Borrower, the other Loan Parties or any of the other Subsidiaries of the Parent is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)    Environmental Laws. Each of the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Parent: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals with respect to the Secured Pool Properties, and, with respect to Properties other than Secured Pool Properties only, where the failure to obtain or comply with each of the immediately preceding clauses (i) through (iii) could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 7.1(p), no Loan Party has any knowledge of, or has received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Parent, their respective businesses, operations or with respect to the Secured Pool Properties or, with respect to the Properties other than the Secured Pool Properties, where the same could reasonably be expected to have a Material Adverse Effect, in each case where the same may: (x) cause or contribute to a violation of or noncompliance with Environmental Laws, (y) cause or contribute to any other potential common‑law or legal claim or other liability, or (z) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document under any Environmental Law which has not been filed or recorded and, with respect to the immediately preceding clauses (x) through (z) is based on or related to the on-site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. Except as set forth on Schedule 7.1(p), there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Parent’s or the Borrower’s knowledge threatened, against the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent relating in any way to Environmental Laws with respect to the Secured Pool Properties and, with respect to Properties that are not Secured Pool Properties only, which~~,~~ reasonably could be expected to have a Material Adverse Effect. Except as set forth on Schedule 7.1(p), none of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. Except as set forth on Schedule 7.1(p), to the Parent’s and the Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties are or have been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except, with respect to Properties that are not Secured Pool Properties only, to the extent that such generation, transportation or disposal could not reasonably be expected to result in a Material Adverse Effect.

(q)    Investment Company. None of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

(r)    Margin Stock. None of the Parent, the Borrower, any other Loan Party or any Subsidiary of the Parent is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

(s)    Affiliate Transactions. Except as permitted by Section 10.9 or as otherwise set forth on Schedule 7.1(s), none of the Borrower, any other Loan Party or any other Subsidiary is a party to or bound by any agreement or arrangement with any Affiliate.

(t)    Intellectual Property. Each of the Parent, the Borrower, any other Loan Party and any other Subsidiary of the Parent owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person. All such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances. No material claim has been asserted by any Person against Parent, the Borrower, any other Loan Party or any other Subsidiary with respect to the use of any such Intellectual Property by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent, or challenging or questioning the validity or effectiveness of any such Intellectual Property. The use of such Intellectual Property by the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent that could reasonably be expected to have a Material Adverse Effect.

(u)    Business. As of the Agreement Date, the Borrower, the other Loan Parties and the other Subsidiaries are engaged in the business of ownership, operation and development of office properties, non-office properties and business consistent with operation of the Parent and the Borrower as of the Agreement Date, together with other business activities incidental thereto.

(v)    Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent ancillary to the transactions contemplated hereby.

(w)    Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments and absence of full footnote disclosure). All financial projections and other forward looking statements prepared by or on behalf of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on reasonable assumptions. No fact is known to any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading; provided that such representation shall not include any such information prepared by any third party at the request of and for the benefit of the Administrative Agent or any Lender and that has not otherwise been made available to the Administrative Agent or any Lender in writing by the Borrower, or any of the Borrower’s representatives, subsidiaries or affiliates (or on the Borrower’s or the Borrower’s representatives’, subsidiaries’ or affiliates’ behalf).

(x)    Not Plan Assets; No Prohibited Transactions. None of the assets of the Borrower, any other Loan Party or any other Subsidiary of the Parent constitutes “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Assuming that no Lender funds any amount payable by it hereunder with “plan assets,” as that term is defined in 29 C.F.R. 2510.3-101, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code.

(y)    OFAC. None of the Parent, the Borrower, any of the other Loan Parties, any of the other Subsidiaries of the Parent, or any other Affiliate of the Parent: (i) is a person named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time; (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person resident in a country that is subject to or the target of a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; or (iii) derives any of its assets or operating income from investments in or transactions with any such country, agency, organization or person; and none of the proceeds from any Loan, and no Letter of Credit, will be used to finance any operations, investments or activities in, or make any payments to, any such country, agency, organization, or person. The Borrower, its Subsidiaries and their respective officers and to the knowledge of the Borrower its directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan or Letter of Credit, use of the proceeds of any Loan or Letter of Credit, or other transactions contemplated hereby will violate Anti-Corruption Laws. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

(z)    REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT.

(aa)    Collateral Release Event. Prior to the Collateral Release Event, each Secured Pool Property, and from and after the Collateral Release Event each Unencumbered Pool Property, is an Eligible Property.

(bb)    Security Interests. Each of the Security Documents creates, as security for the Obligations and the Specified Derivatives Contracts, a valid and enforceable Lien on all of the Collateral, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens), in favor of the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider.

k.	Section 7.2. Survival of Representations and Warranties, Etc.
All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date, the date on which any extension of the Revolving Termination Date is effectuated pursuant to Section 2.14, the date on which any increase of the Revolving Commitments or Term Loan Commitments are effectuated pursuant to Section 2.17, the date of funding of any Term Loans after the Agreement Date and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit.

31.	Article VIII. Affirmative Covenants
For so long as this Agreement is in effect, the Parent and the Borrower shall, and shall cause each other Loan Party and Subsidiary thereof to, comply with the following covenants:

a.	Section 8.1. Preservation of Existence and Similar Matters.
Except as otherwise permitted under Section 10.4, each of the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.

b.	Section 8.2. Compliance with Applicable Law.
The Parent and the Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary of the Parent to comply, and the Parent and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary of the Parent to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Applicable Law (including, without limitation, Anti-Corruption Laws and Sanctions), including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect.

c.	Section 8.3. Maintenance of Property.
In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted.

d.	Section 8.4. Conduct of Business.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, carry on its respective businesses substantially in the same manner as described in Section 7.1(u).

e.	Section 8.5. Insurance.
In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. The Parent and the Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby and/or insurance certificates, in form acceptable to the Administrative Agent, providing that the insurance coverage required under this Section 8.5 (including without limitation, both property and liability insurance) is in full force and effect and, prior to the Collateral Release Event, stating that coverage shall not be cancelable or materially changed without ten (10) days prior written notice to the Administrative Agent of any cancelation for nonpayment of premiums, and not less than thirty (30) days prior written notice to the Administrative Agent of any other cancellation or any modification (including a reduction in coverage), together with appropriate evidence that the Administrative Agent, for the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers, is named as mortgagee lender’s loss payee and additional insured, as appropriate, on all insurance policies that the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent actually maintains with respect to any Property and improvements on such Property. Such insurance shall, in any event, include terrorism coverage and all of the following:

(a)    Insurance against loss to such Properties on an “all risk” policy form, covering insurance risks no less broad than those covered under a Special Multi Peril (SMP) policy form, which contains a Commercial ISO “Causes of Loss-Special Form,” in the then current form, and such other risks as the Administrative Agent may reasonably require, in amounts equal to the full replacement cost of the Properties including fixtures and equipment, the Borrower’s interest in leasehold improvements, and the cost of debris removal, with, if required by the Administrative Agent, an agreed amount endorsement, and with deductibles of not more than $25,000 (or such higher commercially reasonable deductible as the Administrative Agent shall determine in its sole discretion), except that any deductibles for any insurance covering damage by windstorm may be in amounts up to 5% of the value of the Property insured;

(b)    Business income insurance in amounts sufficient to pay during any period in which a Property may be damaged or destroyed, for a period of twenty-four (24) months; (i) at least 100% of all rents and (ii) all amounts (including, but not limited to, all taxes, assessments, utility charges and insurance premiums) required to be paid by tenants of the Property;

(c)    During the making of any alterations or improvements to a Property, carry or cause to be carried builder’s completed value risk insurance against “all risks of physical loss” for the full replacement cost of the construction Properties;

(d)    Insurance against loss or damage by flood or mud slide in compliance with the Flood Disaster Protection Act of 1973, as amended from time to time, if the Properties are now, or at any time while the Obligations or any portion thereof remains unpaid shall be, situated in any area which an appropriate Governmental Authority designates as a special flood hazard area, in amounts equal to the full replacement value of all above grade structures on the Properties, or as such lesser amounts as may be available under Federal flood insurance programs;

(e)    Commercial general public liability insurance, with the location of the Properties designated thereon, against death, bodily injury and property damage arising on, about or in connection with the Properties, with the Parent, the Borrower or the applicable Subsidiary listed as the named insured, with such limits as the Parent, the Borrower or the applicable Subsidiary may reasonably require (but in no event less than $5,000,000 per occurrence including any excess coverage); and

(f)    Such other insurance, including, without limitation, earthquake and environmental coverages, relating to the Properties and the uses and operation thereof as the Administrative Agent may, from time to time, reasonably require.

All insurance (except for auto, earthquake or flood insurance) shall be written by carriers with a claims paying ability of “A” or better by Standard & Poor’s (and the equivalent by any other rating agency) or having a rating of A VII or better in the current Best’s insurance reports.

f.	Section 8.6. Payment of Taxes and Claims.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP.

g.	Section 8.7. Books and Records; Inspections.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties (subject to the rights of tenants under any applicable Tenant Lease), to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Borrower if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice. The Parent and the Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists. The Parent hereby authorizes and instructs its accountants to discuss the financial affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent with the Administrative Agent or any Lender. The Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of the Parent and its Subsidiaries.

h.	Section 8.8. Use of Proceeds.

The Borrower will use the proceeds of Loans only (a) for the payment of pre-development and development costs incurred in connection with Properties owned by the Parent or any Subsidiary of the Parent; (b) to finance acquisitions otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Parent and its Subsidiaries; and (d) to provide for the general working capital needs of the Parent and its Subsidiaries and for other general corporate purposes of the Parent and its Subsidiaries. The Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Borrower shall not request any Loan or Letter of Credit, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Loan or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions.

i.	Section 8.9. Environmental Matters.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, comply with all Environmental Laws with respect to the Secured Pool Properties. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, comply with all Environmental Laws with respect to Properties that are not Secured Pool Properties, the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary of the Parent to comply, and the Parent and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary of the Parent to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws with respect to the Secured Pool Properties, and, with respect to the Properties that are not Secured Pool Properties, with all Environmental Laws to the extent the failure to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply: (a) with respect to the Secured Pool Properties, in all respects; and (b) with respect to Properties that are not Secured Pool Properties, to the extent the failure to comply could reasonably be expected to have a Material Adverse Effect, in each case with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, after prior written notice to the Administrative Agent, either the Borrower or any Guarantor, at its own expense, shall have the right to contest by appropriate legal proceedings, promptly initiated and conducted at all times in good faith with due diligence, without cost or expense to the Administrative Agent or any Lender, the validity or application of any Environmental Laws which do not subject the Administrative Agent or any Lender to any civil or criminal liability, provided that continually and at all times (i) no Event of Default shall occur under this Agreement or the other Loan Documents, (ii) neither any Property nor any part thereof or interest therein will be in danger of being sold, attached, liened, forfeited, terminated, canceled or lost, and (iii) the Borrower or a Guarantor shall have furnished security to the Administrative Agent, satisfactory to the

Administrative Agent, in its reasonable discretion, against any loss or injury by reason of such contest or delay.

j.	Section 8.10. Further Assurances.
At the Parent’s or the Borrower’s cost and expense and upon request of the Administrative Agent, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Parent to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

k.	Section 8.11. Liens.
If a claim of Lien is recorded which affects any Property, the Borrower shall, within thirty (30) days after the Administrative Agent’s demand, or any Loan Party obtains knowledge thereof, whichever occurs first: (a) pay and discharge the claim of Lien; (b) effect the release thereof by recording or depositing with a court of competent jurisdiction a surety bond in sufficient form and amount; (c) contest such Lien as provided below; or (d) provide the Administrative Agent with other assurances which the Administrative Agent deems, in its reasonable discretion, to be satisfactory for the payment of such claim of Lien and for the full and continuous protection of the Administrative Agent from the effect of such Lien. The Borrower may contest in good faith any Lien, claim, demand, levy or assessment by any Person if: (a) the Borrower pursues the contest diligently, in a manner which does not materially impair the rights of the Administrative Agent under any of the Loan Documents; and (b) the Borrower deposits with the Administrative Agent any funds or other forms of assurance which the Administrative Agent in good faith determines from time to time appropriate to protect the Administrative Agent from the consequences of the contest being unsuccessful.

l.	Section 8.12. REIT Status.
The Parent shall maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code.

m.	Section 8.13. Exchange Listing.
Following an IPO Event, the Parent shall maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.

n.	Section 8.14. Guarantors.
(a)    With respect to any owner of any Secured Pool Property, as of the date such Secured Pool Property shall be included in the calculation of Maximum Loan Availability, and from and after the Collateral Release Event, within five (5) Business Days of (x) with respect to any Subsidiary of the Parent (other than the Borrower) that owns, directly or indirectly, any Equity Interests of any owner of any Unencumbered Pool Property, the Collateral Release Event (or if later, the date such Subsidiary acquires such Equity Interests) and (y) any other Person becoming a Material Subsidiary (other than an Excluded Subsidiary) after the Agreement Date, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iv) through (viii) and (xviii) of

Section 6.1(a) and under Section 6.1(e) if such Subsidiary had been a Material Subsidiary on the Agreement Date; provided, however, promptly (and in any event within five (5) Business Days) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming a Guarantor on the Effective Date or delivering an Accession Agreement pursuant to this Section, as the case may be, such Subsidiary shall comply with the provisions of this Section.

(b)    The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor owns no Pool Property, nor any direct or indirect Equity Interest in any Subsidiary that owns a Pool Property; (ii) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a); (iii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1; (iv) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and (v) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

Section 8.15. Tenant Leases.

Unless consented to in writing by the Administrative Agent or otherwise permitted under any other provision of the Loan Documents (including, without limitation, Section 10.8 below), prior to the Collateral Release Event, the Borrower and/or the Applicable Loan Party shall not, with respect to any Secured Pool Property:

a)	(a) grant any tenant under any Tenant Lease any option, right of first refusal or other right to purchase all or any portion of such Secured Pool Property under any circumstances;

b)
    (b)    grant any tenant under any Tenant Lease any right to prepay rent more than one month in advance (other than the initial rental payment payable upon execution of a Tenant Lease and other than security deposits);

c)	(c) execute any assignment of landlord’s interest in any Tenant Lease;

d)	(d) collect rent or other sums due under any Tenant Lease in advance, other than to collect rent one month in advance of the time when it becomes due;

e)	(e) permit any sublease or assignment of a Major Tenant Lease to which the landlord’s consent is expressly required pursuant to the terms of such Tenant Lease;

f)
    (f)    terminate, modify, restate or amend any Tenant Lease in any material manner if such Tenant Lease demises space in excess of 50,000 rentable square feet (including, without limitation, any changes to the economic provisions thereof); or

(g)    release or discharge the tenant or any guarantor under any Major Tenant Lease from any material obligation thereunder.

32.	Article IX. Information
For so long as this Agreement is in effect, the Parent and the Borrower shall furnish to the Administrative Agent for distribution to each of the Lenders:

a.	Section 9.1. Quarterly Financial Statements.
As soon as available and in any event within five (5) days after the same is required to be filed with the SEC (but in no event later than forty-five (45) days after the end of each of the first, second and third fiscal quarters of the Borrower), the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of the previous fiscal year, all of which shall be certified by any Responsible Officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year‑end audit adjustments).

b.	Section 9.2. Year‑End Statements.
As soon as available and in any event within five (5) days after the same is required to be filed with the SEC (but in no event later than ninety-five (95) days after the end of each fiscal year of the Parent), the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, changes in stockholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by any Responsible Officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of Deloitte & Touche LLP or any other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, whose report shall not be subject to (i) any “going concern” or like qualification or exception or (ii) any qualification or exception as to the scope of such audit.

c.	Section 9.3. Compliance Certificate.
At the time the financial statements are furnished pursuant to Sections 9.1 and 9.2, a certificate substantially in the form of Exhibit M (a “Compliance Certificate”) executed on behalf of the Parent by any Responsible Officer of the Parent (a) setting forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1; and (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Parent with respect to such event, condition or failure.

d.	Section 9.4. Other Information.
(a)    Promptly upon receipt thereof, copies of all reports, if any, submitted to the Parent or the Borrower or its Board of Directors by its independent public accountants including, without limitation, any management report (all of which may be made available and deemed delivered in accordance with Section 9.5 below);

(b)    Within five (5) Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Administrative Agent) and any registration statements on Form S‑8 or its equivalent), reports on Forms 10‑K, 10‑Q and 8‑K (or their equivalents) and all other periodic reports which any Loan Party or any other Subsidiary of the Parent shall file with the SEC or any national securities exchange;

(c)    Promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Parent, the Borrower, any Subsidiary of the Parent or any other Loan Party;

(d)    Within forty-five (45) days after the end of each fiscal quarter of the Parent, (i) prior to the Collateral Release Event, (x) a Maximum Loan Availability Certificate setting forth the information to be contained therein, as of the last day of such fiscal quarter and (y) all financial information maintained on the Secured Pool Properties, including, but not limited to, property cash flow projections, operating statements, a current rent roll, note receivable summary, and summary of cash and Cash Equivalents and (ii) from and after the Collateral Release Event, financial information maintained on the Unencumbered Pool Properties, including operating statements and a current rent roll;

(e)    (i) Prior to the end of each fiscal year of the Parent, prior to the Collateral Release Event, property budgets and overhead budgets, and (ii) applicable investment memorandums within 60 days from the beginning of the current fiscal year;

(f)    No later than sixty (60) days before the end of each fiscal year of the Parent ending prior to the Revolving Termination Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Parent and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail, including in the case of the cash flow budgets, excess operating cash flow, availability under this Agreement, unused availability under committed development loans, unfunded committed equity and any other committed sources of funds, as well as, cash obligations for acquisitions, unfunded development costs, capital expenditures, debt service, overhead, dividends, maturing Property loans, hedge settlements and other anticipated uses of cash. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Parent, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1 and at the end of each fiscal quarter of the next succeeding fiscal year;

(g)    [RESERVED];

(h)    If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of any Responsible Officer of the Parent setting forth details as to such occurrence and the action, if any, which the Parent or applicable member of the ERISA Group is required or proposes to take;

(i)    To the extent the Parent or the Borrower is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating to, or affecting, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of the Parent, the Borrower, any Loan Party or, to the extent any such audit could reasonably be expected to have a Material Adverse Effect, any other Subsidiary of the Parent, are being audited;

(j)    A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Parent, the Borrower, any other Loan Party or to the extent could reasonably be expected to have a Material Adverse Effect, any other Subsidiary of the Parent within five (5) Business Days after the effectiveness thereof;

(k)    Prompt notice of (i) any change in the senior management of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent, (ii) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent or (iii) the occurrence of any other event which, in the case of any of the immediately preceding clauses (i) through (iii), has had, or could reasonably be expected to have, a Material Adverse Effect;

(l)    Prompt notice of the occurrence of any Default or Event of Default;

(m)    Promptly upon entering into any Specified Derivatives Contract after the Agreement Date, a copy of such contract;

(n)    Prompt notice of (a) any litigation pending or credibly threatened in writing against any Loan Party with respect to any Secured Pool Property that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (b) any casualty (other than de minimus loss) affecting any portion of the Secured Pool Properties, which is insured or uninsured or partially uninsured loss through fire, theft, liability or damage; and (c) any order, judgment or decree having been entered against any Loan Party or any other Subsidiary of the Parent or any of their respective properties or assets that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(o)    Any notification of a material violation of any Applicable Law or any inquiry that shall have been received by any Loan Party or, to the extent could reasonably be expected to have a Material Adverse Effect, any other Subsidiary of the Parent from any Governmental Authority;

(p)    [RESERVED];

(q)    Promptly upon the request of the Administrative Agent, evidence of the Parent’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail satisfactory to the Administrative Agent;

(r)    Promptly, upon any change in the Parent’s Credit Rating, a certificate stating that the Parent’s Credit Rating has changed and the new Credit Rating that is in effect;

(s)    Promptly, upon each request, information identifying the Borrower as a Lender may request in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act;

(t)    Promptly, and in any event within three (3) Business Days after the Parent or the Borrower obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, against any such Person alleging any violation of or noncompliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; (iii) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; or (iv) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive notice of any other fact, circumstance or condition that could reasonably be expected to form the basis of an Environmental Claim, in each of the cases described in the preceding clauses (i) through (iv) with respect to the Secured Pool Properties, and with respect to the Properties that are not Secured Pool Properties only, where the matters covered by notices referred to in any of the immediately preceding clauses (i) through (iv), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(u)    Promptly upon the request of the Administrative Agent, the Derivatives Termination Value in respect of any Specified Derivatives Contract from time to time outstanding; and

(v)    From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any Subsidiaries of the Parent, or any other Loan Party as the Administrative Agent or any Lender may reasonably request.

e.	Section 9.5. Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website or a website sponsored or hosted by the Administrative Agent, the Parent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or any Issuing Bank) pursuant to Article II and (ii) any Lender that has notified the Administrative Agent, the Parent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent, the Parent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered on the date and time on which the Administrative Agent, the Parent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent, the Parent or the Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, the Parent or the Borrower shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Parent or the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

(b)    Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Parent and the Borrower by the Administrative Agent.

(c)    Any materials to be delivered pursuant to Section 9.4(b) or (c) may be delivered to the Administrative Agent by posting such materials to the Borrower’s website (at www.tierreit.com) or on EDGAR (www.sec.gov/edgar) and simultaneously notifying the Administrative Agent of the availability of such materials at such website (or such other website as the Borrower may designate in writing to the Administrative Agent). In the event that the Administrative Agent receives paper copies of any material delivered pursuant to Section 9.4 for the benefit of all of the Lenders and which is not made available by Intralinks, Syndtrak or any other electronic information dissemination system (or by posting to the Borrower’s website as provided above), upon written instruction of the Borrower the Administrative Agent shall promptly deliver copies of such material to each Lender.

f.	Section 9.6. Public/Private Information.
Each of the Parent and the Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Parent or the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Parent or the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and the Parent and the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to the Parent, the Borrower and the Subsidiaries of the Parent or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”.

g.	Section 9.7. USA Patriot Act Notice; Compliance.
The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as agent for all Lenders hereunder) may from time-to-time request, and the Parent and the Borrower shall, and shall cause the other Loan Parties and Subsidiaries of the Parent to, provide promptly upon any such request to such Lender, such Loan Party’s or Subsidiary’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law, including without limitation, applicable “know your customer” and anti-money laundering rules and regulations). An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.

h.	Section 9.8. Post-Closing Deliveries.
Notwithstanding the conditions precedent set forth in Section 6.1, the Borrower has informed the Administrative Agent and the Lenders that certain of such items required to be delivered to the Administrative Agent or otherwise satisfied as conditions precedent to the effectiveness of this Agreement will not be delivered to the Administrative Agent as of the date hereof. Therefore, with respect to the items set forth on Schedule 9.8 (collectively, the “Outstanding Items”), and notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower shall deliver or otherwise satisfy each Outstanding Item to the Administrative Agent in the form, manner and time set forth thereon for such Outstanding Item, or as the Administrative Agent may otherwise agree in its sole discretion.

33.	Article X. Negative Covenants
For so long as this Agreement is in effect, the Parent and the Borrower shall, and shall cause each other Loan Party or Subsidiary thereof to, comply with the following covenants:

a.	Section 10.1. Financial Covenants.
(a)    Minimum Tangible Net Worth. The Parent and the Borrower shall not permit Tangible Net Worth at any time to be less than (i) $1,053,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected at any time after the Second Amendment Effective Date by the Parent, the Borrower or any of the Subsidiaries of the Parent to any Person other than the Parent, the Borrower or any of the Subsidiaries of the Parent.

(b)    Ratio of Total Indebtedness to Total Asset Value. The Parent and the Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed at any time (x) 0.65 to 1.00 for the period from the Effective Date through and including December 31, 2015 and (y) 0.60 to 1.00 at any time thereafter; provided, that, from and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed 0.60 to 1.00 at any time.

(c)    Ratio of Adjusted EBITDA to Fixed Charges. The Parent and the Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any two consecutive fiscal quarter period, annualized, to (ii) Fixed Charges of the Parent and its Subsidiaries for such two consecutive fiscal quarter period, annualized, to be less than (x) 1.25 to 1.00 as of the last day of such two consecutive fiscal quarter period for the period from the Effective Date through and including June 30, 2015, (y) 1.35 to 1.00 as of the last day of such two consecutive fiscal quarter period for the period from July 1, 2015 through and including December 31, 2015 and (z) 1.45 to 1.00 as of the last day of such two consecutive fiscal quarter period at any time thereafter; provided, that, from and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any two consecutive fiscal quarter period to (ii) Fixed Charges of the Parent and its Subsidiaries for such two consecutive fiscal quarter period, to be less than 1.50 to 1.00 as of the last day of such two consecutive fiscal quarter period.

(d)    Maximum Recourse Indebtedness. The Parent and the Borrower shall not permit the Recourse Indebtedness (excluding the Obligations) to be greater than 10% of Total Asset Value at any time.

(e)    Permitted Investments. The Parent and the Borrower shall not, and shall not permit any Loan Party or other Subsidiary of the Parent to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings of such Persons to exceed the following percentages of Total Asset Value at any time:

(i)    Unimproved Land (which shall not include any Development Property) such that the aggregate book value thereof exceeds 5.0% of Total Asset Value;

(ii)    Common stock, Preferred Equity Interests, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 5.0% of Total Asset Value;

(iii)    Mortgage Receivables, such that the aggregate book value thereof exceeds 5.0% of Total Asset Value;

(iv)    Investments in Unconsolidated Affiliates, such that the aggregate value of such Investments (determined in accordance with GAAP) in Unconsolidated Affiliates exceeds 10.0% of Total Asset Value;

(v)    the aggregate amount of Total Budgeted Costs for Development Properties in which the Borrower either has a direct or indirect ownership interest such that the aggregate amount thereof exceeds 10.0% of Total Asset Value. If a Development Property is owned by an Unconsolidated Affiliate of the Borrower or any Subsidiary, then the greater of (1) the product of (A) the Borrower’s or such Subsidiary’s Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Total Budgeted Costs for such Development Property or (2) the recourse obligations of the Borrower or any Subsidiary relating to the Indebtedness of such Unconsolidated Affiliate, shall be used in calculating such investment limitation.

In addition to the foregoing limitations, the aggregate value of (i), (ii), (iii) (iv) and (v) shall not exceed 25.0% of Total Asset Value.

(f)    Secured Indebtedness to Total Asset Value. From and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value to exceed at any time (x) 0.55 to 1.00 during the period commencing on the Collateral Release Event to but not including the first anniversary of the Collateral Release Event, (y) 0.50 to 1.00 during the period commencing on the first anniversary of the Collateral Release Event to but not including the second anniversary of the Collateral Release Event and (z) 0.45 to 1.00 at any time thereafter.

(g)    Unsecured Indebtedness to Unencumbered Asset Value. From and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Unsecured Indebtedness to (ii) Unencumbered Asset Value to be greater than 0.60 to 1.00 at any time.

(h)    Unsecured Indebtedness to Unsecured Interest Expense. From and after the Collateral Release Event, the Parent and the Borrower shall not permit the ratio of (i) Unencumbered NOI to (ii) Unsecured Interest Expense to be less than 1.75 to 1.00 at any time.

(i)    Dividends and Other Restricted Payments. Each of the Parent and the Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payment; provided, however, that each of the Parent, the Borrower and its Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default is continuing or would result therefrom:

(i)    the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the greater of (i) the amount required to be distributed for the Parent to remain in compliance with Section 8.12 or (ii) 95% of Funds From Operation;

(ii)    the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute cash distributions to its shareholders of capital gains resulting from gains from certain asset sales to the extent necessary to avoid payment of taxes on such asset sales imposed under Sections 857(b)(3) and 4981 of the Internal Revenue Code;

(iii)    a Subsidiary that is not a Wholly Owned Subsidiary may make cash distributions to holders of Equity Interests issued by such Subsidiary so long as such distributions are made ratably according to the holders’ respective holdings of the type of Equity Interest in respect of which such distributions are being made;

(iv)    Subsidiaries may pay Restricted Payments to the Parent, the Borrower or any other Subsidiary;

(v)    to the extent consummated in advance of or in connection with and made substantially concurrently with an IPO Event, Restricted Payments made pursuant to any tender offer for the Equity Interests of the Parent; and

(vi)    the Parent may from time to time purchase, redeem or otherwise acquire Equity Interests of the Parent, provided that the aggregate amount of payments pursuant to this clause (vi) shall not exceed $50,000,000 during any twelve consecutive month period, and the Borrower may pay cash dividends to the Parent to the extent necessary to enable the Parent to make such purchases, redemptions and acquisitions.

Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Borrower may only declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year to the extent necessary for the Parent to distribute, and the Parent may so distribute, an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 8.12. If a Default or Event of Default specified in Section 11.1(a) or Section 11.1(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 11.2(a), the Parent and the Borrower shall not make any Restricted Payments. Subsidiaries of the Parent (other than the Borrower) may make Restricted Payments to the Borrower and other Subsidiaries at any time.

b.        (j)    Unencumbered Pool Properties. For purposes of determination of the occurrence of the Collateral Release Event and from and after the Collateral Release Event, the Borrower shall not permit:
(i)    the aggregate value of the Unencumbered Pool Properties to be less than $500,000,000;

(ii)    there to be less than ten (10) Properties included in the Unencumbered Asset Value at any time;

(iii)    more than 20% of the unadjusted aggregate NOI from the Unencumbered Pool Properties, as used in calculating Unencumbered Asset Value to be attributable to any tenant (other than the federal General Services Administration); or

(iv)    more than 30% of the unadjusted aggregate NOI from the Unencumbered Pool Properties, as used in calculating Unencumbered Asset Value to be attributable to any Unencumbered Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas).

c.        (k)    Secured Pool Properties. At all times prior to the Collateral Release Event, the Borrower shall not permit:
(i)    the aggregate value of the Secured Pool Properties included in the calculation of Maximum Loan Availability to be less than $350,000,000;

(ii)    there to be less than six (6) Secured Pool Properties included in the calculation of Maximum Loan Availability at any time;

(iii)    more than 20% of the unadjusted aggregate NOI from the Secured Pool Properties, as used in calculating Debt Service Coverage Amount, to be attributable to any tenant (other than the federal General Services Administration);

(iv)    more than 30% of the unadjusted aggregate as-is Appraised Value of all Secured Pool Properties, as used in calculating Maximum Loan Availability, to be attributable to any Secured Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas); or

(v)    more than 30% of the unadjusted aggregate NOI from the Secured Pool Properties, as used in calculating Debt Service Coverage Amount, to be attributable to any Secured Pool Property (other than the Property identified as “Burnett Plaza” in Fort Worth, Texas).

d.	Section 10.2. Negative Pledge.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or Subsidiary of the Parent to, (a) create, assume, incur, permit or suffer to exist any Lien on any Pool Property or any direct or indirect ownership interest of the Parent in any Person owning any Pool Property, now owned or hereafter acquired, except for Permitted Liens, (b) permit any Pool Property or any direct or indirect ownership interest of the Borrower or in any Person owning a Pool Property, to be subject to a Negative Pledge or (c) create, assume, incur, permit or suffer to exist any Lien on other Collateral, or any direct or indirect ownership interest of the Parent in any Person owning any other Collateral, except for Permitted Liens.

e.	Section 10.3. Restrictions on Intercompany Transfers.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any Subsidiary of the Parent (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than the Borrower) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Parent, the Borrower or any Subsidiary of the Parent; (b) pay any Indebtedness owed to the Parent, the Borrower or any Subsidiary of the Parent; (c) make loans or advances to the Parent, the Borrower or any Subsidiary of the Parent; or (d) transfer any of its property or assets to the Parent, the Borrower or any Subsidiary of the Parent; other than (i) with respect to clauses (a) through (d) those encumbrances or restrictions contained in any Loan Document or, (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent in the ordinary course of business.

f.	Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person; provided, however, that:

(i)    any Subsidiary of the Parent (other than the Borrower) may merge with (x) Parent or the Borrower, provided that Parent or the Borrower, as applicable, shall be the continuing or surviving Person, or (y) any other Subsidiary of the Parent, provided that if such merger involves a Loan Party (other than the Parent or the Borrower), such Loan Party shall be the survivor, and any Subsidiary of the Parent, which is not a Loan Party and does not own, directly or indirectly, any Equity Interests of any Loan Party, may be dissolved;

(ii)    any Subsidiary of the Parent may sell, transfer or dispose of its assets to any other Subsidiary of the Parent;

(iii)    a Loan Party (other than the Borrower or any Loan Party that owns a Pool Property) and any Subsidiary of the Parent that is not (and is not required to be) a Loan Party may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

(iv)    any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, a Substantial Amount of assets (including capital stock or other securities of Subsidiaries) to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least 30‑days’ prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1; (3) in the case of a consolidation or merger involving the Borrower or a Loan Party that owns a Pool Property, the Borrower or such Loan Party shall be the survivor thereof and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1, after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and

(v)    the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.

Further, no Loan Party nor any Subsidiary of the Parent, shall enter into any sale‑leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

g.	Section 10.5. Plans.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. The Parent and the Borrower shall not cause or permit to occur, and shall not permit any other member of the ERISA Group to cause or permit to occur, any ERISA Event if such ERISA Event could reasonably be expected to have a Material Adverse Effect.

h.	Section 10.6. Fiscal Year.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary of the Parent to, change its fiscal year from that in effect as of the Agreement Date.

i.	Section 10.7. Modifications of Organizational Documents.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Administrative Agent, the Issuing Banks or the Lenders or (b) could reasonably be expected to have a Material Adverse Effect; provided that notwithstanding anything to the contrary herein or in any other Loan Document, so long as (i) the Administrative Agent shall have received at least thirty (30) days prior written notice thereof (or such shorter period of notice as the Administrative Agent shall agree in its sole discretion) and (ii) during the period prior to the occurrence of the Collateral Release Event the Administrative Agent shall have acknowledged in writing that either (x) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (y) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), any Loan Party or other Subsidiary may change its name as it appears in official filings in the state of its incorporation or organization.

j.	Section 10.8. Approval of Tenant Leases; Security Deposits.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, prior to the Collateral Release Event, terminate, modify, restate, amend, permit the sublease or assignment requiring landlord’s consent under or release or discharge any tenant or Guarantor from any material obligation under any Major Tenant Lease or enter into any Major Tenant Lease (or extension, renewal, modification or amendment of such lease) of space in any Secured Pool Property without the Administrative Agent’s prior written approval. Notwithstanding anything to the contrary contained herein, to the extent the Administrative Agent’s prior approval is required for any leasing matters set forth in this Section 10.8, the Administrative Agent shall have ten (10) Business Days from its receipt of written request and all required information and documentation (including a copy of the proposed lease to be approved) relating thereto (the “Leasing Request”), in which to approve or disapprove such matter; provided that: (i) the Leasing Request to the Administrative Agent is received by not less than two representatives of the Administrative Agent and marked at the top in bold lettering with the following language: “LEASING REQUEST – THE ADMINISTRATIVE AGENT’S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND THE ADMINISTRATIVE AGENT AND FAILURE OF THE ADMINISTRATIVE AGENT TO RESPOND MAY RESULT IN THE ADMINISTRATIVE AGENT’S CONSENT BEING DEEMED TO HAVE BEEN GRANTED” and the envelope containing the request must be marked “PRIORITY” and (ii) the applicable Tenant Lease shall conform to the form of lease for the applicable Property previously delivered to the Administrative Agent in all material respects unless the Parent or the Borrower obtains the prior written approval of the Requisite Lenders of any modified or additional terms included therein. In the event that the Administrative Agent fails to grant or withhold its consent to such leasing matter within the ten (10) Business Day period following receipt of any Leasing Request, then Administrative Agent’s approval shall be deemed to have been granted. The Borrower shall deliver to the Administrative Agent all security deposits under any Tenant Lease (whether in the form of cash or letter of credit), which deposit is in excess of $500,000. Such security deposit shall be held by the Administrative Agent as Collateral and delivered to the applicable Guarantor upon a tenant default under such Tenant Lease, or to be returned to such tenant in accordance with the terms of the applicable Tenant Lease.
k.

l.	Section 10.9. Transactions with Affiliates.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, permit to exist or enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (other than any Loan Party or any other Subsidiary of the Parent), except (a) as set forth on Schedule 7.1(s), (b) the provision of services under any Property Management Agreement or (c) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Parent, the Borrower, such other Loan Party or such other Subsidiary of the Parent and upon fair and reasonable terms which are no less favorable to the Parent, the Borrower, such other Loan Party or such other Subsidiary of the Parent than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule 7.1(s) if a Default or Event of Default exists or would result therefrom.

m.	Section 10.10. Environmental Matters.
The Parent and the Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary of the Parent or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties: (a) with respect to the Secured Pool Properties, in violation of any Environmental Law or in a manner that would reasonably be expected to lead to any Environmental Claim or pose a risk to human health, safety or the environment; and (b) with respect to Properties that are not Secured Pool Properties, in material violation of any Environmental Law or in a manner that could reasonably be expected to result in a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

n.	Section 10.11. Derivatives Contracts.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Parent to, enter into or become obligated in respect of Derivatives Contracts other than Derivatives Contracts entered into by the Parent, the Borrower, any such Loan Party or any such Subsidiary of the Parent in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower, such other Loan Party or such other Subsidiary of the Parent.

34.	Article XI. Default

a.	Section 11.1. Events of Default.
Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

(a)    Default in Payment. The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) (i) the principal of any of the Loans or any Reimbursement Obligation, or (ii) interest or any of the other payment Obligations owing by the Borrower under this Agreement or any other Loan Document, or any other Loan Party shall fail to pay when due any payment obligation owing by such Loan Party, as applicable under any Loan Document to which it is a party and such failure under this clause (ii) only shall continue for a period of two (2) days after the due date thereof.

(b)    Default in Performance.

(i)    Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1 (solely with respect to the existence of any Loan Party), Section 8.8, Article IX or Article X; or

(ii)    Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of thirty (30) days after the earlier of (x) the date upon which a Responsible Officer of the Parent or the Borrower or such other Loan Party obtains knowledge of such failure or (y) the date upon which the Parent has received written notice of such failure from the Administrative Agent.

(c)    Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made.

(d)    Indebtedness Cross‑Default.

(i)    The Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall fail to make any payment when due and payable in respect of any Indebtedness (other than the Loans and Reimbursement Obligations) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a failure exists, of $10,000,000 or more for Recourse Indebtedness, $75,000,000 or more for Non-Recourse Indebtedness or $10,000,000 in the aggregate in respect of Derivatives Contracts (“Material Indebtedness”); or

(ii)    (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof; or

(iii)    Any other event shall have occurred and be continuing which, with or without the passage of time, the giving of notice, or otherwise, would permit any holder or holders of any Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid, repurchased, redeemed or defeased prior to its stated maturity; or

(iv)    There occurs an “Event of Default” under and as defined in any Derivatives Contract as to which the Borrower, any Loan Party or any other Subsidiary of the Parent is a “Defaulting Party” (as defined therein), or there occurs an “Early Termination Date” (as defined therein) in respect of any Specified Derivatives Contract as a result of a “Termination Event” (as defined therein) as to which the Parent, the Borrower or any of its Subsidiaries is an “Affected Party” (as defined therein).

(e)    Voluntary Bankruptcy Proceeding. The Parent, the Borrower, any other Loan Party, or any other Subsidiary of the Parent to which more than 5% of Total Asset Value is attributable shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

(f)    Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Parent, the Borrower, any other Loan Party, or any Subsidiary of the Parent to which more than 5% of Total Asset Value is attributable in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

(g)    Revocation of Loan Documents. Any Loan Party shall (or shall attempt to by any action at law, suit in equity or other legal proceeding) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof).

(h)    Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Parent, the Borrower, any other Loan Party, or any other Subsidiary of the Parent by any court or other tribunal and (i) (x) such judgment or order shall continue for a period of 45 days or (y) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Person to enforce any such judgment, in each case, without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent, $50,000,000 or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect.

(i)    Security Documents. Prior to the Collateral Release Event, any provision of any Security Documents shall for any reason cease to be valid and binding on, enforceable against, any Loan Party, or any Lien created under any Security Document ceases to be a valid and perfected first priority Lien in any of the Collateral purported to be covered thereby.

(j)    ERISA. Any ERISA Event shall have occurred that results or could reasonably be expected to result in a Material Adverse Effect.
(k)    Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents.

(l)    Change of Control/Change in Management.

(i)    Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the then outstanding voting stock of the Parent or the Borrower;

(ii)    During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12‑month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office, other than in preparation for an IPO Event to the extent the Administrative Agent shall have consented thereto in writing prior to the occurrence thereof;

(iii)    The Parent shall cease to own and control, directly or indirectly, at least 70% of the outstanding Equity Interests of the Borrower, free and clear of any liens (other than in favor of the Administrative Agent);

(iv)    The Parent or a Wholly Owned Subsidiary of the Parent shall cease to be the sole general partner of the Borrower or shall cease to have the sole and exclusive power to exercise all management and control over the Borrower; or

(v)    The Borrower shall fail to own and control, directly or indirectly, 100% of the outstanding Equity Interests of each Guarantor (other than the Parent), free and clear of any liens (other than in favor of the Administrative Agent).

b.	Section 11.2. Remedies Upon Event of Default.
Upon the occurrence of an Event of Default until such time as such Event of Default is waived in accordance with the terms of the Loan Documents the following provisions shall apply:

(a)    Acceleration; Termination of Facilities.

(i)    Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1(e) or 11.1(f), (1)(A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Parent and the Borrower, each on behalf of itself and the other Loan Parties, and (2) the Commitments and the Swingline Commitment and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate.

(ii)    Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders (or, with respect to any Event of Default occurring under Section 11.1(a) in respect of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date, at the direction of the Requisite Tranche A Term Loan Lenders with respect to the Tranche A Term Loans and all other related Obligations) shall: (1) declare the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Parent and the Borrower, each on behalf of itself and the other Loan Parties, (2) require an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default to be deposited into the Letter of Credit Collateral Account and (3) terminate the Commitments and the Swingline Commitment and the obligation of the Issuing Banks to issue Letters of Credit hereunder.

(b)    Loan Documents. The Requisite Lenders (or, with respect to any Event of Default occurring under Section 11.1(a) in respect of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date, at the direction of the Requisite Tranche A Term Loan Lenders with respect to the Tranche A Term Loans and all other related Obligations) may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

(c)    Applicable Law. The Requisite Lenders (or, with respect to any Event of Default occurring under Section 11.1(a) in respect of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date, at the direction of the Requisite Tranche A Term Loan Lenders with respect to the Tranche A Term Loans and all other related Obligations) may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.

(d)    Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Parent and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral, the property and/or the business operations of the Parent and its Subsidiaries and to exercise such power as the court shall confer upon such receiver.

(e)    Remedies in Respect of Specified Derivatives Contracts. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider shall have the right, with prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent, the Issuing Banks or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider under contract or Applicable Law, to undertake any of the following: (a) to declare an event of default, termination event or other similar event under any Specified

Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) to determine net termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts, (c) to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider and (d) to prosecute any legal action against the Borrower, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider pursuant to any Specified Derivatives Contract.

c.	Section 11.3. Remedies Upon Default.
Upon the occurrence of a Default specified in Section 11.1(f), the Commitments, the Swingline Commitment and the obligation of the Issuing Banks to issue Letters of Credit shall immediately and automatically terminate.

d.	Section 11.4. Marshaling; Payments Set Aside.
No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guaranteed Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guaranteed Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

e.	Section 11.5. Allocation of Proceeds.
If an Event of Default exists, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 13.3) under any of the Loan Documents in respect of any Guaranteed Obligations, or any other amounts payable by any Loan Party hereunder or thereunder, shall be applied in the following order and priority:

(a)    to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, each Issuing Bank in its capacity as such and the Swingline Lender in its capacity as such, ratably among the Administrative Agent, each Issuing Bank and Swingline Lender in proportion to the respective amounts described in this clause (a) payable to them;

(b)    to amounts due to the Administrative Agent and the Lenders in respect of Protective Advances;

(c)    to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause (b) payable to them;

(d)    to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Swingline Loans;

(e)    to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (e) payable to them;

(f)    to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Swingline Loans;

(g)    to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, other Letter of Credit Liabilities and payment obligations then owing under Specified Derivatives Contracts, ratably among the Lenders, the Issuing Banks and the Specified Derivatives Providers in proportion to the respective amounts described in this clause (g) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this clause are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; and

(h)    the balance, if any, after all of the Guaranteed Obligations (other than any contingent obligation for which no claim has been made) have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law.

Notwithstanding the foregoing, Guaranteed Obligations arising under Specified Derivatives Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. Each Specified Derivatives Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XII for itself and its Affiliates as if a “Lender” party hereto.

f.	Section 11.6. Letter of Credit Collateral Account.
(a)    As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Issuing Banks as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section.

(b)    Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the Issuing Banks and the Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account.

(c)    If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse the Issuing Banks for the payment made by the Issuing Banks to the beneficiary with respect to such drawing.

(d)    During the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Requisite Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Obligations in accordance with Section 11.5. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Extended Letters of Credit that remain outstanding.

(e)    So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing, the Administrative Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower within ten (10) Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of Letter of Credit Liabilities at such time. Upon the expiration, termination or cancellation of an Extended Letter of Credit for which the Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under the fourth sentence of Section 2.4(b) for deposit into the Letter of Credit Collateral Account but in respect of which the Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to the Lenders the amount so reimbursed or funded for such Extended Letter of Credit that remains in the Letter of Credit Collateral Account, pro rata in accordance with the respective unpaid reimbursements or funded participations of the Lenders in respect of such Extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account.

(f)    The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein.

g.	Section 11.7. Performance by Administrative Agent.
If the Parent, the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to the Parent or the Borrower, perform or attempt to perform such covenant, duty or agreement on behalf of the Parent, the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Parent or the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable rate or Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Parent, the Borrower or any other Loan Party under this Agreement or any other Loan Document.

h.	Section 11.8. Rights Cumulative.
(a)    Generally. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and each of the other Loan Documents, of the Specified Derivatives Providers under the Specified Derivatives Contracts, shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by any such Lender Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

(b)    Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article XI for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank or Swingline Lender, as the case may be) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract, (iv) any Lender from exercising setoff rights in accordance with Section 13.3 (subject to the terms of Section 3.3), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as the Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article XI and (y) in addition to the matters set forth in clauses (ii), (iv) and (v) of the preceding proviso and subject to Section 3.3, any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders.

35.	Article XII. The Administrative Agent

a.	Section 12.1. Appointment and Authorization.
Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX that the Parent or the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Parent, the Borrower, any other Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or, subject to the terms of Section 13.6, the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

b.	Section 12.2. Administrative Agent as Lender.
The Lender acting as the Administrative Agent shall have the same rights and powers as a Lender or a Specified Derivatives Provider under this Agreement, any other Loan Document or any Specified Derivatives Contract, as the case may be, as any other Lender or Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Parent, the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, the other Lenders or any Specified Derivatives Providers. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Issuing Banks, the other

Lenders or any Specified Derivatives Providers. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding the Parent, the Borrower, other Loan Parties, other Subsidiaries of the Parent and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them.

c.	Section 12.3. Approvals of Lenders.
All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent or approval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, consent or approval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Parent, the Borrower in respect of the matter or issue to be resolved. Solely with respect to any request for consent or approval requiring only the consent of the Requisite Lenders, Requisite Revolving Lenders or Requisite Term Loan Lenders, as applicable, pursuant to Section 13.6, unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval (together with a written explanation of the reasons behind such objection) within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such.

d.	Section 12.4. Notice of Events of Default.
The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender, the Parent or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, a Lender’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to any of the Loan Documents. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders.

e.	Section 12.5. Administrative Agent’s Reliance.
Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Parent, the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its Related Parties: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by the Parent, the Borrower, any other Loan

Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Parent, the Borrower or other Persons, or to inspect the property, books or records of the Parent, the Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders Parties in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct in the selection of such agent or attorney-in-fact as determined by a court of competent jurisdiction in a final non-appealable judgment.

f.	Section 12.6. Indemnification of Administrative Agent.
Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as the Administrative Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any out‑of‑pocket expenses (including reasonable attorneys’ fees, expenses and charges) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such out‑of‑pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the

Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

g.	Section 12.7. Lender Credit Decision, Etc.
Each of the Lenders and the Issuing Banks expressly acknowledges and agrees that neither the Administrative Agent nor any of its Related Parties has made any representations or warranties to such Issuing Bank or such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Issuing Bank or any Lender. Each of the Lenders and the Issuing Banks acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective Related Parties, and based on the financial statements of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries of the Parent and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries of the Parent and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Lenders and the Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective Related Parties, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Parent, the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Parent, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Parent, the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Related Parties. Each of the Lenders and the Issuing Banks acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender or any Issuing Bank.

h.	Section 12.8. Successor Administrative Agent.
The Administrative Agent may resign at any time as the Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed as administrative agent by all of the Lenders (other than the Lender then acting as Administrative Agent) and the Borrower upon 30 days’ prior written notice if (a) the Administrative Agent is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (b) the Lender then acting in the capacity of Administrative Agent shall be a Defaulting Lender. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after the current Administrative Agent’s giving of notice of resignation or the Lenders’ removal of the current Administrative Agent, then the current Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice, or, in the case of removal, at the end of such 30-day period and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and each Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Bank so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender or such Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation by or removal of an Administrative Agent shall also constitute the resignation or removal as an Issuing Bank and as the Swingline Lender by the Lender then acting as the Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank and the Swingline Lender hereunder and under the other Loan Documents and (ii) the successor Issuing Bank shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as an Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Article XII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice.

i.	Section 12.9. Titled Agents.
Each of the Arrangers, Syndication Agent and Co-Documentation Agents (each a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any Issuing Bank, the Parent, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

Section 12.10. Specified Derivatives Contracts.
No Specified Derivatives Provider that obtains the benefits of Section 11.5 by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Derivatives Contracts, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider.

j.	Section 12.11. Collateral Matters; Protective Advances.
(a)    Each Lender hereby authorizes the Administrative Agent, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to any of the Loan Documents.

(b)    The Lenders hereby authorize the Administrative Agent, at its option and in its discretion (or, in the case of clause (ii) below, promptly following the occurrence of the Collateral Release Event), to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and indefeasible payment and satisfaction in full of all of the Obligations and all of the obligations under Specified Derivatives Contracts; (ii) upon the occurrence of the Collateral Release Event; (iii) as expressly permitted by, but only in accordance with, the terms of the applicable Loan Document; and (iv) if approved, authorized or ratified in writing by the Requisite Lenders (or such greater number of Lenders as this Agreement or any other Loan Document may expressly provide). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section.

(c)    Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days’ prior written request by the Borrower, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or the obligations under any Specified Derivatives Contracts or any Liens upon (or obligations of the Borrower or any other Loan Party in respect of) all interests retained by the Borrower or any other Loan Party, including (without limitation) the proceeds of such sale or transfer, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Administrative Agent shall be authorized to deduct all of the expenses reasonably incurred by the Administrative Agent from the proceeds of any such sale, transfer or foreclosure.

(d)    The Administrative Agent shall have no obligation whatsoever to the Lenders, the Issuing Banks or the Specified Derivatives Providers or to any other Person to assure that the Collateral exists or is owned by the Borrower, any other Loan Party or any other Subsidiary or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Administrative Agent in this Section or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, and that the Administrative Agent shall have no duty or liability whatsoever to the Lenders, except to the extent resulting from its gross negligence or willful misconduct.

(e)    The Administrative Agent may make, and shall be reimbursed by the Lenders (in accordance with their Pro Rata Shares) to the extent not reimbursed by the Borrower for, Protective Advances during any one calendar year with respect to each Property that is Collateral up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Property; (ii) amounts expended to pay insurance premiums for policies of insurance related to such Property; and (iii) $500,000. Protective Advances in excess of said sum during any calendar year for any Property that is Collateral shall require the consent of the Requisite Lenders. The Borrower agrees to pay on demand all Protective Advances.

(f)    By their acceptance of the benefits of the Security Documents, each Lender that is at any time itself a Specified Derivatives Provider, or having an Affiliate that is a Specified Derivatives Provider, hereby, for itself, and on behalf of any such Affiliate, in its capacity as a Specified Derivatives Provider, irrevocably appoints and authorizes the Administrative Agent as its collateral agent, to take such action as contractual representative on such Specified Derivative’s Provider’s behalf and to exercise such powers under the Security Documents as are specifically delegated to the Administrative Agent by the terms of this Section 12.11, Section 12.12 and any Security Document, together with such powers as are reasonably incidental thereto; provided, that this subsection (f) shall not affect any of the terms of a Specified Derivatives Contract or restrict a Specified Derivatives Provider from taking any action permitted by a Specified Derivatives Contract. For the avoidance of doubt, all references in this Section 12.11 to “Lender” or “Lenders” shall be deemed to include each Lender (and Affiliate thereof) in its capacity as a Specified Derivatives Provider.

k.	Section 12.12. Post‑Foreclosure Plans.
If all or any portion of the Collateral is acquired by the Administrative Agent as a result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Obligations and/or the obligations under the Specified Derivatives Contracts, the title to any such Collateral, or any portion thereof, shall be held in the name of the Administrative Agent or a nominee or Subsidiary of the Administrative Agent, as “Administrative Agent”, for the ratable benefit of all Lenders, the Issuing Banks and the Specified Derivatives Providers. The Administrative Agent shall prepare a recommended course of action for such Collateral (a “Post-Foreclosure Plan”), which shall be subject to the approval of the Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, the Administrative Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired, and shall administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents for the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Actions taken by the Administrative Agent with respect to the Collateral, which are not specifically provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the written consent of the Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by the Administrative Agent pursuant to the approved Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, the Administrative Agent shall render or cause to be rendered to each Lender, the Issuing Banks and each Specified Derivatives Provider, on a monthly basis, an income and expense statement for such Collateral, and each Lender shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as the Administrative Agent shall deem reasonably necessary pursuant to and in accordance with the approved Post-Foreclosure Plan. To the extent there is Net Operating Income from such Collateral, the Administrative Agent shall, in accordance with the approved Post-Foreclosure Plan, determine the amount and timing of distributions to the Lenders, the Issuing Banks and the Specified Derivatives Providers. All such distributions shall be made to the Lenders in accordance with their respective Pro Rata Shares. The Lenders, the Issuing Banks and the Specified Derivatives Providers acknowledge and agree that if title to any Collateral is obtained by the Administrative Agent or its nominee, such Collateral will not be held as a permanent investment but will be liquidated and the proceeds of such liquidation will be distributed in accordance with Section 11.5. as soon as practicable. The Administrative Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders reasonably shall determine to be most advantageous to the Lenders, the Issuing Banks and the Specified Derivatives Providers. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name the Administrative Agent, as Administrative Agent for the Lenders, as the beneficiary or mortgagee. In such case, the Administrative Agent and the Lenders shall enter into an agreement with respect to such purchase money mortgage or deed of trust defining the rights of the Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article insofar as the same is appropriate or applicable.

36.	Article XIII. Miscellaneous

a.	Section 13.1. Notices.
Unless otherwise provided herein (including without limitation as provided in Section 9.5), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows:

If to the Borrower:

Tier Operating Partnership LP
5950 Sherry Lane, Suite 700
Dallas, TX 75225
Attention: Telisa Webb Schelin
Telecopy Number:    (469) 232-2081
Telephone Number:    (972) 483-2430
with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4624
Attention: Randall M. Ratner
Telecopy Number:    (214) 969-4343
Telephone Number:    (469) 969-2893

If to the Administrative Agent:

Wells Fargo Bank, National Association
401 B Street, Suite 1100
San Diego, California 92101
Attn: Dale Northup
Telecopier:    619-699-3105
Telephone:    619-699-3025
With a copy, solely for purposes of Section 10.8, to:

Wells Fargo Bank, National Association
REIT Finance Group
10 South Wacker Dr.
Chicago, IL 60606
Attn: Craig Koshkarian
Telecopier:    312-345-7666
Telephone:    312-782-0969

If to the Administrative Agent under Article II:

Wells Fargo Bank, National Association
Minneapolis Loan Center
MAC N9303-110
608 Second Avenue S., 11th Floor
Minneapolis, Minnesota 55402-1916
Attn: Kirby Wilson
Telecopier:    866-595-7863
Telephone:    612-667-6009

If to the Issuing Banks:

Wells Fargo Bank, National Association
401 B Street, Suite 1100
San Diego, California 92101
Attn: Dale Northup
Telecopier:    619-699-3105
Telephone:    619-699-3025

JPMorgan Chase Bank, N.A.
10 South Dearborn Street
Chicago, IL 60603
Attn: Elizabeth R. Johnson
Telecopier:    312-325-5174
Telephone:    312-325-5008

If to any other Lender:

To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender or an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent, the Issuing Banks and Lenders at the addresses specified; (ii) if telecopied, when transmitted; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5 to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to the Issuing Banks or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person.

b.	Section 13.2. Expenses.
The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including reasonable attorneys’ fees, expenses and charges and costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and of the Administrative Agent in connection with the review of Properties for inclusion in calculations of the Maximum Loan Availability and the Administrative Agent’s other activities under Article IV and the reasonable fees and disbursements of counsel to the Administrative Agent relating to all such activities, (b) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (c) to pay, and indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the fees and disbursements of counsel to the Administrative Agent, any Issuing Bank and any Lender incurred in connection with the representation of the Administrative Agent, any Issuing Bank or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1(e) or 11.1(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor‑in‑possession financing or any plan of reorganization of the Parent, the Borrower or any other Loan Party, whether proposed by the Parent, the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder.

c.	Section 13.3. Setoff.
Subject to Section 3.3 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Issuing Bank, each Lender, each Affiliate of the Administrative Agent, any Issuing Bank or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of an Issuing Bank, a Lender, an Affiliate of an Issuing Bank or a Lender, or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2, and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

d.	Section 13.4. Litigation; Jurisdiction; Other Matters; Waivers.
(a)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE PARENT, THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH

OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE PARENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE PARENT, THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

(b)    THE PARENT, THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE COLLATERAL AGAINST THE PARENT, THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT.

e.	Section 13.5. Successors and Assigns.

(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Parent, the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (e) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)    Minimum Amounts.

(A)    in the case of an assignment of the entire remaining amount of an assigning Revolving Lender’s Revolving Commitment and/or the Loans at the time owing to it, or in the case of an assignment of the entire remaining amount of an assigning Term Loan Lender’s Term Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)    in any case not described in the immediately preceding subsection (A), the aggregate amount of the Revolving Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, and the principal outstanding balance of the Term Loan subject to such assignment (in each case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 in the case of any assignment of a Revolving Commitment and $1,000,000 in the case of any assignment in respect of a Term Loan, and unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000 in the case of a Commitment or Revolving Loans or $1,000,000 in the case of a Term Loan, then such assigning Lender shall assign the entire amount of its Commitment and the Loans at the time owing to it.

(ii)    Proportionate Amounts; Specified Swap Obligations. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Commitment assigned. If the assigning Lender (or its Affiliate) is a Specified Derivatives Provider and if after giving effect to such assignment such Lender will hold no further Loans or Commitments under this Agreement, such Lender shall undertake such assignment only contemporaneously with an assignment by such Lender (or its Affiliate, as the case may be) of all of its Specified Derivatives Contracts to the Assignee or another Lender (or Affiliate thereof).

(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition:

(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (x) a Revolving Commitment or any unfunded Term Loan Commitments if such assignment is to a Person that is not already a Lender with a Commitment, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender or (y) a Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C)    the consent of the Issuing Banks and the Swingline Lender shall be required for any assignment in respect of a Revolving Commitment.

(iv)    Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,500 for each assignment (or $7,500 for any assignment with respect to a Defaulting Lender pursuant to Section 3.9(h), which fee, in each case, the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate.

(v)    No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi)    No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vii)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4, 13.2 and 13.9 and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.10 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d).

(c)    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 8.14(b), in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10, 5.1, 5.4 (subject to the requirements and limitations therein, including the requirements under Section 3.10(g) (it being understood that the documentation required under Section 3.10(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6 as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.1 or 3.10, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.3 as though it were a Lender; provided that such Participant agrees to be subject to Section 3.3 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f)    No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.

(g)    USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the

Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.

f.	Section 13.6. Amendments and Waivers.
(a)    Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent of any terms of this Agreement or such other Loan Document may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Revolving Lenders, and not any other Lenders, may be amended, and the performance or observance by the Parent, the Borrower or any other Loan Party or any other Subsidiary of the Parent of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Revolving Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Term Loan Lenders, and not any other Lenders, may be amended, and the performance or observance by the Parent, the Borrower or any other Loan Party or any other Subsidiary of the Parent of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Term Loan Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Notwithstanding anything to the contrary contained in this Section, the Fee Letters may only be amended, and the performance or observance by any Loan Party thereunder may only be waived, in a writing executed by the parties thereto.

(b)    Additional Lender Consents. In addition to the foregoing requirements, no amendment, waiver or consent shall:

(i)    increase (or reinstate) the Commitments of a Lender or subject a Lender to any additional obligations without the written consent of such Lender;

(ii)    reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations without the written consent of each Lender directly affected thereby; provided, however, only the written consent of the Requisite Revolving Lenders with respect to any Revolving Loans and Reimbursement Obligations, the Requisite Tranche A Term Loan Lenders with respect to any Tranche A Term Loans, and the Requisite Tranche B Term Loan Lenders with respect to the Tranche B Term Loans, shall be required for the waiver of interest on such applicable Loans and Obligations payable at the Post-Default Rate, retraction of the imposition of interest at the Post-Default Rate and amendment of the definition of “Post-Default Rate”;

(iii)    reduce the amount of any Fees (including any Prepayment Premium) payable to a Lender without the written consent of such Lender;

(iv)    modify the definitions of “Revolving Termination Date” (except in accordance with Section 2.14) or “Revolving Commitment Percentage”, otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any Revolving Loans or for the payment of Fees or any other Obligations owing to the Revolving Lenders, or extend the expiration date of any Letter of Credit beyond the Revolving Termination Date (except for Extended Letters of Credit extended pursuant to Section 2.4 hereof), in each case, without the written consent of each Revolving Lender;

(v)    modify the definition of “Tranche A Term Loan Maturity Date” or “Tranche B Term Loan Maturity Date”, or otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any tranche of Term Loans or for the payment of Fees or any other Obligations owing to the applicable Term Loan Lenders, in each case, without the written consent of each Term Loan Lender in the applicable tranche;

(vi)    while any Term Loans remain outstanding, amend, modify or waive (A) Section 6 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Lenders to make Revolving Loans when such Lenders would not otherwise be required to do so, (B) the amount of the Swingline Commitment or (C) the L/C Commitment Amount, in each case, without the prior written consent of the Requisite Revolving Lenders;

(vii)    modify the definition of “Pro Rata Share” or amend or otherwise modify the provisions of Section 3.2 or, in any manner that would alter the pro rata sharing of payments required thereof, Section 11.5, without the written consent of each Lender;

(viii)    amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section without the written consent of each Lender;

(ix)    modify the definition of the term “Requisite Revolving Lenders” or modify in any other manner the number or percentage of the Revolving Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Revolving Lender;

(x)    modify the definition of the term “Requisite Tranche A Term Loan Lenders” or modify in any other manner the number or percentage of the Tranche A Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Tranche A Term Loan Lender;

(xi)    modify the definition of the term “Requisite Tranche B Term Loan Lenders” or modify in any other manner the number or percentage of the Tranche B Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Tranche B Term Loan Lender;

(xii)    modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Lender;

(xiii)    release any Guarantor from its obligations under the Guaranty (except as contemplated by Section 8.14(b)) without the written consent of each Lender;

(xiv)    release or dispose of any Collateral unless released or disposed of as permitted by, and in accordance with, Section 12.3, Section 12.11(b) or Section 4.2 without the written consent of each Lender; or

(xv)    amend, or waive the Borrower’s compliance with, Section 2.16 without the written consent of each Lender.

(c)    Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.5 or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Swingline Lender. Any amendment, waiver or consent relating to Section 2.4 or the obligations of any Issuing Bank under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of such Issuing Bank. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this

Section, notwithstanding any attempted cure or other action by the Parent, the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

(d)    Technical Amendments. Notwithstanding anything to the contrary in this Section 13.6, if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Administrative Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interests of the Lenders and the Issuing Banks. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement.

g.	Section 13.7. Nonliability of Administrative Agent and Lenders.
The relationship between the Borrower, on the one hand, and the Lenders, the Issuing Banks and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Administrative Agent, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent, any Issuing Bank or any Lender to any Lender, the Parent, the Borrower, any Subsidiary of the Parent or any other Loan Party. None of the Administrative Agent, any Issuing Bank or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations.

h.	Section 13.8. Confidentiality.
The Administrative Agent, each Issuing Bank and each Lender shall maintain the confidentiality of all Information (as defined below) but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ other respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Commitment or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law (in which case such Person shall, to the extent permitted by Applicable Law, inform the Borrower promptly in advance thereof); (d) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any Specified Derivatives Contract) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent, such Issuing Bank or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist solely of structure and amount of the facilities provided hereunder, role of the agents and arrangers and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information, without notice to the Parent, the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from the Parent, the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any Affiliate, provided that, in the case of any such information received from the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

i.	Section 13.9. Indemnification.
(a)    The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, and shall pay or reimburse any such Indemnified Party for, any and all losses, claims (including without limitation, Environmental Claims), damages, liabilities and related expenses (including without limitation, the reasonable fees, charges and disbursements of any counsel for any Indemnified Party, incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent) other than such Indemnified Party and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) either or both of the following: (A) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower, any other Loan Party or any other Subsidiary of the Parent; or (B) any Environmental Claim related in any way to the Borrower, any other Loan Party or any other Subsidiary of the Parent, it being agreed that, with respect to the foregoing clauses (A) and (B), such indemnification shall include, without limitation: (1) the costs, whether foreseeable or unforeseeable, of any repair, cleanup or detoxification of the Property, or the removal or remediation of any Hazardous Materials (regardless of the medium) from the Property, or the taking of any emergency action, which is required by any Governmental Authority or is otherwise necessary to render the Property in compliance with all Environmental Laws; (2) all other direct or indirect consequential damages (including any third party tort claims or governmental claims, fines or penalties against any and all Indemnified Parties); and (3) all court costs and reasonable attorneys’ fees and expenses paid or incurred by any and all Indemnified Parties; (iv) any actual or prospective claim, litigation, investigation or proceeding (an “Indemnity Proceeding”) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, any other Loan Party or any other Subsidiary of the Parent, and regardless of whether any Indemnified Party is a party thereto or (v) any claim (including without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent, any Issuing Bank or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, or the foreclosure upon, or seizure of, any Collateral or the exercise of any other right of a secured party including without limitation, reasonable attorneys and consultant’s fees; provided, however, that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

(b)    If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

(c)    The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party.

(d)    Notwithstanding the foregoing indemnification set forth in Section 13.9(a)(iii), Borrower shall not have any obligations or liabilities under Section 13.9(a)(iii) with respect to a Secured Pool Property if: (i) Borrower shall have satisfied the Post-Foreclosure Conditions; (ii) such matters first arise from Hazardous Materials that Borrower proves were first introduced to or at any Secured Pool Property following the date on which a Foreclosing Successor takes title to such Secured Pool Property; and (iii) such matters do not arise or result from (and are not exacerbated by) any act or negligence of Borrower or any Affiliate, or any of their respective agents or contractors. Borrower agrees that if any Hazardous Materials are discovered in, on under or about the Secured Pool Property that are consistent with the ownership, occupancy, use or operation of the Secured Pool Property during the applicable Guarantor’s ownership, occupancy, use or operation of such Secured Pool Property, then there shall be a rebuttable presumption that the use, generation, manufacture, storage, disposal of, transportation or presence of any of such Hazardous Materials in, on, under, about, or migrating from, the Secured Pool Property occurred during such Guarantor’s ownership, occupancy, use or operation of the Secured Pool Property, and notwithstanding anything herein to the contrary, Borrower shall continue to be obligated to indemnify Administrative Agent and the Lenders under Section 13.9(a) hereunder unless Borrower overcomes said presumption with the burden of proof.

For purposes of this Section 13.9(d), the following terms shall have the following meanings:

“Foreclosing Successor” means: (A) Administrative Agent or Administrative Agent’s designee or affiliate who takes title to the Secured Pool Property, either through an Uncontested Foreclosure or through a deed-in-lieu of foreclosure; or (B) any other successful bidder at an Uncontested Foreclosure.

“Uncontested Foreclosure” means a foreclosure or power of sale proceeding conducted pursuant to Administrative Agent’s exercise of remedies under the Loan Documents, as to which Borrower (or any Affiliate thereof) has not contested or objected, and as to which Borrower (or any

Affiliate thereof) has not filed any litigation or other legal proceeding that impedes or interferes with the efforts of Administrative Agent to exercise its rights and remedies under the Loan Documents.

“Post-Foreclosure Conditions” means both of the following: (A) Borrower shall have delivered a Clean Audit, at Borrower’s sole cost and expense, which is dated no earlier than ten (10) Business Days prior to the date the Foreclosing Successor takes title to the Secured Pool Property and on which the Foreclosing Successor is entitled to rely; and (B) no claims, litigation, demands, defenses, judgments, suits or proceedings with respect to a matter covered by Section 13.9(a)(iii) shall have occurred or been threatened in writing prior to the date the Foreclosing Successor shall have taken title to the Property.

“Clean Audit” means a then current Phase I environmental site assessment with respect to the Secured Pool Property (and a follow up Phase II environmental assessment report if required by the Phase I), ordered by Administrative Agent at Borrower’s expense upon the request of Borrower, from an environmental consultant reasonably acceptable to Administrative Agent and certified to Administrative Agent and the Lenders (and, if applicable, the Foreclosing Successor), which is dated not more than ten (10) Business Days prior to the effective date of the transfer of the Secured Pool Property pursuant to the Uncontested Foreclosure or deed-in-lieu, together with such other information and investigations as Administrative Agent may require in its reasonable discretion, which assessments indicate no release, threatened release, discharge, disposal, or presence of any Hazardous Substances in, on, under, about or migrating from the Secured Pool Property, and indicates that the Secured Pool Property is not subject to any risk of contamination from any off site Hazardous Substances, in each case, in violation of the representations, warranties, and covenants set forth in this Agreement, all as determined by Administrative Agent in its reasonable discretion.

References in this Section 13.9 to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers.

j.	Section 13.10. Termination; Survival.
This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.4(b)), (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and the Issuing Banks are no longer obligated under this Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10, 5.1, 5.4, 12.6, 13.2 and 13.9 and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.4, shall continue in full force and effect and shall protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

k.	Section 13.11. Severability of Provisions.
If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan

Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents.

l.	Section 13.12. GOVERNING LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

m.	Section 13.13. Stamp, Intangible and Recording Taxes.
n.    The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents.

o.	Section 13.14. Counterparts.
To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

Section 13.15. No Advisory or Fiduciary Relationship.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Parent and the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Agreement provided by Administrative Agent and Arrangers are arm’s-length commercial transactions between the Parent, the Borrower each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) each of the Parent, the Borrower, and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Parent, the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent, each Lender, each Issuing Bank and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Lender, any Issuing Bank nor any Arranger has any obligation to the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender, each Issuing Bank and each

Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Parent, the Borrower, the other Loan Parties, and their respective Affiliates, and neither the Administrative Agent, any Lender, any Issuing Bank nor any Arranger has any obligation to disclose any of such interests to the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates. To the fullest extent permitted by Applicable Law, each of the Parent, the Borrower, and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, each Lender, each Issuing Bank and each Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

p.	Section 13.16. Obligations with Respect to Loan Parties and Subsidiaries.
The obligations of the Parent or the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties and Subsidiaries as specified herein shall be absolute and not subject to any defense the Parent or the Borrower may have that the Parent or the Borrower does not control such Loan Parties or Subsidiaries.

q.	Section 13.17. Independence of Covenants.
All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

r.	Section 13.18. Limitation of Liability.
None of the Administrative Agent, any Issuing Bank, any Lender, or any of their respective Related Parties shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

s.	Section 13.19. Entire Agreement.
This Agreement, the Notes and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. There are no oral agreements among the parties hereto.

t.	Section 13.20. Construction.
The Administrative Agent, each Issuing Bank, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, each Issuing Bank, the Borrower and each Lender.

u.	Section 13.21. Headings.
The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation.

v.	Section 13.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
w.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

TIER OPERATING PARTNERSHIP LP, as Borrower

By:
Name:
Title:

TIER REIT, INC., as Parent

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Amended and Restated Credit Agreement with Tier Operating Partnership LP]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender, as an Issuing Bank and as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Amended and Restated Credit Agreement with Tier Operating Partnership LP]

JPMORGAN CHASE BANK, N.A., as an Issuing Bank and as a Lender

By:
Name:
Title:

SCHEDULE I

Commitments

LENDER	Revolving Commitment	Tranche A Term Loan Commitment	Tranche A Term Loans as of the Second Amendment Effective Date	Tranche B Term Loan Commitment	Revolving Commitment and Term Loans as of the Second Amendment Effective Date
Wells Fargo Bank, National Association	$57,500,000	$0	$62,500,000	$62,500,000	$182,500,000
JPMorgan Chase Bank, N.A.	$57,500,000	$0	$62,500,000	$62,500,000	$182,500,000
U.S. Bank National Association	$48,000,000	$0	$52,000,000	$55,000,000	$155,000,000
Deutsche Bank AG, New York Branch	$28,500,000	$0	$31,500,000	$0	$60,000,000
Fifth Third Bank	$28,500,000	$0	$31,500,000	$40,000,000	$100,000,000
Capital One, National Association	$31,250,000	$0	$33,750,000	$0	$65,000,000
PNC Bank, National Association	$23,750,000	$0	$26,250,000	$35,000,000	$85,000,000
Associated Bank, National Association	$10,000,000	$0	$0	$20,000,000	$30,000,000
TOTAL	$285,000,000	$0	$300,000,000	$275,000,000	$860,000,000

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the] [any] Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.    Assignor[s]:        ______________________________

______________________________
[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]: ______________________________

______________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower(s): ______________________________

4.	Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.
Credit Agreement:    The Amended and Restated Credit Agreement dated as of June 30, 2015 among Tier Operating Partnership LP, a Texas limited partnership, TIER REIT, Inc., a Maryland corporation, the Lenders parties thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the other parties thereto

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned[8]	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.    Trade Date:        ______________]

[Page break]

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]
[NAME OF ASSIGNOR]

By:______________________________
Name: _________________________
Title: __________________________

[NAME OF ASSIGNOR]

By:______________________________
Name: _________________________
Title: __________________________

ASSIGNEE[S]
[NAME OF ASSIGNEE]

By:______________________________
Name: _________________________
Title: __________________________

[NAME OF ASSIGNEE]

By:______________________________
Name: _________________________
Title: __________________________

[Consented to and] Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By: _________________________________
Name: _____________________________
Title: ______________________________

[Consented to:]

[NAME OF RELEVANT PARTY]

By: _________________________________
Name: _____________________________
Title: ______________________________

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.    Representations and Warranties.

1.1    Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee as defined in the Credit Agreement (subject to such consents, if any, as may be required under such definition), (iii) from and after the Effective Date specified for this Assignment and Assumption, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the financial statements referenced in Section 7.1(k) thereof or of the most recent financial statements delivered pursuant to Section 9.1 or 9.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date specified for this Assignment and Assumption. The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to such Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B

FORM OF DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: TIER OPERATING PARTNERSHIP LP, A TEXAS LIMITED PARTNERSHIP
Administrative Agent: Wells Fargo Bank, National Association

Loan:  Loan number 1012683 made pursuant to that certain “Amended and Restated Credit Agreement” dated as of June 30, 2015 between Borrower, TIER REIT, Inc., a Maryland corporation, as Parent, Administrative Agent, Wells Fargo Securities, LLC and Lenders, as amended from time to time

Effective Date: June 30, 2015

Check applicable box:

New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(4)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(5)
to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(6)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request pursuant to 2.5(b) of the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO WIRE TRANSFERS AT ORIGINATION/CLOSING

Permitted Wire Transfers:  Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Closing Exhibit. All wire instructions must be in the format specified on the Closing Exhibit.

Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO DEPOSITS INTO WFB ACCOUNTS AT ORIGINATION/CLOSING

Direct Deposit:  Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers:  Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit:  Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

TIER OPERATING PARTNERSHIP LP

By: _________________________________
Name: _____________________________
Title: ______________________________

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.
“Receiving Bank” means the financial institution where a Receiving Party maintains its account.
“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.
“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.

Limitation of Liability. Administrative Agent , Issuing Banks, Swingline Lender and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent, Issuing Banks, Swingline Lender or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s, any Issuing Bank’s, Swingline Lender’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent, any Issuing Bank, Swingline Lender any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent, any Issuing Bank, Swingline Lender nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT, ANY ISSUING BANK, SWINGLINE LENDER OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.

Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

CLOSING EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SUBSEQUENT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

RESTRICTED ACCOUNT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

EXHIBIT C

FORM OF AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY dated as of June 30, 2015 (this “Guaranty”) executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tier Operating Partnership LP, a Texas limited partnership (the “Borrower”), TIER REIT, Inc., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers (the Administrative Agent, the Lenders, the Swingline Lender, the Issuing Banks and the Specified Derivatives Providers, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Issuing Banks, the Swingline Lender and the other Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or its Subsidiaries;

WHEREAS, certain Guarantors (the “Existing Guarantors”) are party to that certain Guaranty, dated December 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”);

WHEREAS, the parties hereto wish to amend and restate the Existing Guaranty in its entirety and each Existing Guarantor wishes to affirm its obligations under the Existing Guaranty;

WHEREAS, each Guarantor is owned or controlled by the Borrower, owns or controls the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower and the Guarantors have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition to the Guarantied Parties’ making, and continuing to make, such financial accommodations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

C-

Section 1. Guaranty. Each Existing Guarantor affirms its obligations under, and the terms and conditions of, the Existing Guaranty and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations” (provided, however, that the definition of “Guarantied Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)): (a) all indebtedness and obligations owing by the Borrower or any other Loan Party to any Lender, the Issuing Banks or the Administrative Agent under or in connection with the Credit Agreement or any other Loan Document, including without limitation, the repayment of all principal of the Revolving Loans, Term Loans and Swingline Loans, and the Reimbursement Obligations, and the payment of all interest, fees, charges, attorneys’ fees and other amounts required to be paid to any Lender, the Issuing Banks or the Administrative Agent thereunder or in connection therewith; (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation) and any Specified Cash Management Agreement; (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (d) all expenses, including, without limitation, attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (e) all other Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, subject to the termination provisions contained in Section 20, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof) to the extent permitted by Applicable Law:

(a)    (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, any Specified Derivatives Contract or any other document, instrument or agreement evidencing or relating to any Guarantied Obligations (the “Guarantied Documents”), or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, any Guarantied Document or any assignment or transfer of any Guarantied Document;

C-

(b)    any lack of validity or enforceability of any Guarantied Document or any assignment or transfer of any Guarantied Document;

(c)    any furnishing to any of the Guarantied Parties of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d)    any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

(e)    any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f)    any act or failure to act by any Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against any other Loan Party or any other Person to recover payments made under this Guaranty;

(g)    any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

(h)    any application of sums paid by any Loan Party or any other Person with respect to the liabilities of any Loan Party to any of the Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i)    any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

(j)    any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by any Loan Party or any other Person against any Guarantied Party;

(k)    any change in the corporate existence, structure or ownership of any Loan Party;

(l)    any statement, representation or warranty made or deemed made by or on behalf of any Loan Party under any Guarantied Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance in full).

Section 4. Action with Respect to Guarantied Obligations. The Guaranteed Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations in accordance with the terms thereof, including, but not limited to, extending or shortening the time of payment of any of the

C-

Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement any Guarantied Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against any Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the Administrative Agent and the other Guarantied Parties all of the representations and warranties made by the Parent or the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Guarantied Documents, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor will comply with all covenants with which the Parent or the Borrower is to cause such Guarantor to comply under the terms of the Credit Agreement or any of the other Guarantied Documents.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate. To the extent permitted by Applicable Law, if the Guarantied Parties or any of them are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Administrative Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of any of the Guarantied Documents and such Guarantor shall be and remain liable to the Administrative Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such other Guarantied Party, to the extent permitted by Applicable Law.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of another Loan Party, such Guarantor shall be subrogated to the rights of the payee against such Loan Party; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against such Loan Party arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation

C-

rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing.

Section 11. Payments Free and Clear. Section 3.10 of the Credit Agreement shall be applicable, mutatis mutandis, to all payments required to be made by any Guarantor under this Guaranty.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Guarantied Documents or Applicable Law and not by way of limitation of any such rights, subject to Section 13.3 of the Credit Agreement, each Guarantor hereby authorizes each Guarantied Party, each Affiliate of a Guarantied Party, and each Participant, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Guarantied Party (other than the Administrative Agent), an Affiliate of a Guarantied Party (other than the Administrative Agent), or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by a Guarantied Party, an Affiliate of a Guarantied Party or such Participant to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of any other Loan Party to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from any other Loan Party (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. During the continuance of an Event of Default, no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from or any other Loan Party on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor and the Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance

C-

Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither of the Administrative Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 17. WAIVER OF JURY TRIAL.

(a)    EACH GUARANTOR, AND EACH OF THE GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG SUCH GUARANTOR AND ANY OF THE GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GUARANTORS, AND THE GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY.

(b)    EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY OTHER GUARANTIED PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY MAY

C-

OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY ANY GUARANTIED PARTY OR THE ENFORCEMENT BY ANY GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER GUARANTIED DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS GUARANTY.

Section 18. Loan Accounts. The Administrative Agent and each other Guarantied Party may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations arising under or in connection with the Loan Documents, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of such Guarantied Obligations or otherwise, the entries in such books and accounts shall be binding on the Guarantors absent manifest error. The failure of the Administrative Agent or any other Guarantied Party to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 19. Waiver of Remedies. No delay or failure on the part of the Administrative Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20. Termination. This Guaranty shall remain in full force and effect with respect to each Guarantor until the earliest of the (x) the date on which all of the Guarantied Obligations have been indefeasibly paid and performed in full or (y) solely with respect to such Guarantor (but not any other Guarantor), release or termination of the obligations of such Guarantor hereunder in accordance with the terms of the Credit Agreement, at which point this Guaranty shall (solely with respect to such Guarantor, in the case of clause (y)), automatically terminate and have no further force and effect (other than any provisions of this Guaranty that expressly survive the termination hereof). The Administrative Agent agrees to execute and deliver such documents as are reasonably requested in accordance with the terms of the Credit Agreement by the Borrower or any such Guarantor to evidence such termination or release, at the Borrower’s or such Guarantor’s sole cost and expense.

Section 21. Successors and Assigns. Each reference herein to the Administrative Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Guarantied Documents, assign, transfer or sell any

C-

Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the Administrative Agent and any other Guarantied Party to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Administrative Agent and each Guarantor, subject to Section 13.6 of the Credit Agreement.

Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent at its Principal Office, not later than 1:00 p.m. Central time, on the date one Business Day after demand therefor.

Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any other Guarantied Party at its address for notices provided for in the Guarantied Documents, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of a Guarantor or Guarantied Party at the addresses specified; (ii) if telecopied, when transmitted; or (iii) if hand delivered or sent by overnight courier, when delivered; provided, however, that in the case of the immediately preceding clauses (i) through (iii), non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28. Limitation of Liability. None of the Administrative Agent, any other Guarantied Party or any of their respective Related Parties shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by this Guaranty or any of the other Guarantied Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent, any other Guarantied Party or any of their respective Related

C-

Parties for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by thereby.

Section 29. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 9.5. of the Credit Agreement.

Section 30. Right of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section shall be subordinate and subject in right of payment to the Guarantied Obligations until such time as the Guarantied Obligations have been indefeasibly paid and performed in full and the Commitments have expired or terminated, and none of the Guarantors shall exercise any right or remedy under this Section against any other Guarantor until such Obligations have been indefeasibly paid and performed in full and the Commitments have expired or terminated. Subject to Section 10 of this Guaranty, this Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under Applicable Law against any other Loan Party in respect of any payment of Guarantied Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall cease to be a Guarantor in accordance with the applicable provisions of the Loan Documents.

Section 31. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of this Guaranty in accordance with Section 20 hereof. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 32. Definitions. (a) For the purposes of this Guaranty:

“Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Loan Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties) of the Loan Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

C-

“Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guarantied Obligations.

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party (including the Borrower) that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Ratable Share” means, for any Guarantor in respect of any payment of Guarantied Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guarantied Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Loan Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties hereunder) of the Loan Parties; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guarantied Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment.

(b)    As used herein, “Guarantors” shall mean, as the context requires, collectively, (a) the Parent, (b) each Subsidiary identified as a “Guarantor” on the signature pages hereto, (c) each Person that joins this Guaranty as a Guarantor pursuant to Section 8.14 of the Credit Agreement, (d) with respect to (i) any Specified Derivatives Obligations between any Loan Party (other than the Borrower) and any Specified Derivatives Provider, the Borrower and (ii) the payment and performance by each other Loan Party of its obligations under the Guaranty with respect to all Swap Obligations, the Borrower, and (e) the successors and permitted assigns of the foregoing.

(c)    Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

C-

[Signatures on Following Page]

C-

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

GUARANTORS:

TIER REIT, INC.

By:
Name:
Title:

[SUBSIDIARY]

By:
Name:
Title:

Address for Notices for all Guarantors:

c/o TIER OPERATING PARTNERSHIP LP
_____________________
_____________________
Attention:______________________
Telecopier: (_____) ______________
Telephone: (_____) ______________

BORROWER:

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

C-

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the “New Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, for its benefit and the benefit of the other Guarantied Parties.

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Swingline Lender, the Issuing Banks and the other Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or its Subsidiaries;

WHEREAS, the New Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower, the New Guarantor and the other Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations available ; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Guarantied Parties continuing to make such financial accommodations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under the Amended and Restated Guaranty dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the Administrative Agent, for its benefit and the benefit of the other Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a)    irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

C-

(b)    makes to the Administrative Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c)    consents and agrees to each provision set forth in the Guaranty.

SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

[Signatures on Following Page]

C-

IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

([CORPORATE] SEAL)

Address for Notices:

c/o TIER OPERATING PARTNERSHIP LP
____________________________
____________________________
Attention:______________________
Telecopier: (_____) ______________
Telephone: (_____) ______________

Accepted:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:
Name:
Title:

C-

EXHIBIT D

FORM OF NOTICE OF BORROWING

____________, 20__

Wells Fargo Bank, National Association, as Administrative Agent
__________________________
__________________________
Attn: _____________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.
Pursuant to Section [2.1(b)][2.2(b)] of the Credit Agreement, the Borrower hereby requests that the Lenders make [Revolving][Tranche B Term] Loans to the Borrower in an aggregate amount equal to $___________________.

2.	The Borrower requests that such [Revolving][Tranche B Term] Loans be made available to the Borrower on ____________, 20__.

3.	The proceeds of such [Revolving][Tranche B Term] Loans will be used for ___________________________________________.

4.	The Borrower hereby requests that such [Revolving][Tranche B Term] Loans be of the following Type:

[Check one box only]
ž☐    Base Rate Loan
ž☐    LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]
ž☐    one month
ž☐    three months
ž☐    six months

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested [Revolving][Tranche B Term] Loans, and immediately after making such [Revolving][Tranche B Term] Loans, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties

D-

made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested [Revolving][Tranche B Term] Loans contained in Article VI of the Credit Agreement will have been satisfied at the time such [Revolving][Tranche B Term] Loans are made.

[Signatures on Following Page]

D-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Borrowing as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

D-

EXHIBIT E

FORM OF NOTICE OF CONTINUATION

____________, 20__

Wells Fargo Bank, National Association, as Administrative Agent
__________________________
__________________________
Attn: _____________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.10 of the Credit Agreement, the Borrower hereby requests a Continuation of LIBOR Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

1.	The requested date of such Continuation is ____________, 20__.

[2.	The Loans subject to such Continuation are [Revolving] [Tranche A Term] [Tranche B Term] Loans.]

[2.][3.]
The aggregate principal amount of the Loans subject to such Continuation is $________________________ and the portion of such principal amount subject to such Continuation is $__________________________.

[3.][4.]	The current Interest Period of the Loans subject to such Continuation ends on ________________, 20__.

[4.][5.]	The duration of the Interest Period for the Loans or portion thereof subject to such Continuation is:

[Check one box only]

ž☐    one month
ž☐    three months
ž☐    six months

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and immediately after giving effect to such

E-

Continuation, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents.

[Signatures on Following Page]

E-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

E-

EXHIBIT F

FORM OF NOTICE OF CONVERSION

____________, 20__

Wells Fargo Bank, National Association, as Administrative Agent
_______________________
_______________________
Attn: __________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.11 of the Credit Agreement, the Borrower hereby requests a Conversion of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

1.	The requested date of such Conversion is ______________, 20__.

[2.	The Loans to be Converted are [Revolving][Tranche A Term][Tranche B Term] Loans.]

[2.][3.]	The Type of Loans to be Converted pursuant hereto is currently:

[Check one box only]

ž☐	Base Rate Loan

ž☐	LIBOR Loan

[3.][4.]	The aggregate principal amount of the Loans subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $___________________.

F-

[4.][5.]	The amount of such Loans to be so Converted is to be converted into Loans of the following Type:

[Check one box only]

ž☐	Base Rate Loan

ž☐	LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]

ž☐    one month
ž☐    three months
ž☐    six months

[The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and immediately after giving effect to such Conversion, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents]

[Signatures on Following Page]

F-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

F-

EXHIBIT G

FORM OF NOTICE OF SWINGLINE BORROWING

____________, 20___

Wells Fargo Bank, National Association, as Administrative Agent
_______________________
_______________________
Attn: __________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.	Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower hereby requests that the Swingline Lender make a Swingline Loan to the Borrower in an amount equal to $___________________.

2.	The Borrower requests that such Swingline Loan be made available to the Borrower on ____________, 20___.

The Borrower hereby certifies to the Administrative Agent, the Swingline Lender and the other Lenders that as of the date hereof, as of the date of the making of the requested Swingline Loan, and after making such Swingline Loan, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16 would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Swingline Loan contained in Article VI of the Credit Agreement will have been satisfied at the time such Swingline Loan is made.

If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.5(b) of the Credit Agreement.

G-

[Signatures on Following Page]

G-

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Swingline Borrowing as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

G-

EXHIBIT H

FORM OF REVOLVING NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address as 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Revolving Note is one of the “Revolving Notes” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Revolving Note.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

H-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

H-

EXHIBIT I

FORM OF SWINGLINE NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), hereby promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION or registered assigns (the “Swingline Lender”) to its address at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Swingline Lender to the Borrower, the principal sum of __________________ AND NO/100 DOLLARS ($________________) (or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Swingline Note is the “Swingline Note” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and evidences Swingline Loans made to the Borrower thereunder. Terms used but not otherwise defined in this Swingline Note have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Swingline Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Swingline Note.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

I-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Swingline Note under seal as of the date first written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

I-

EXHIBIT J-1

FORM OF TRANCHE A TERM NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A Term Loan made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Tranche A Term Note is one of the “Term Notes” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Tranche A Term Note upon the occurrence of certain events and for prepayments of Tranche A Term Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Tranche A Term Note.

THIS TRANCHE A TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

J-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche A Term Note under seal as of the date written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

J-

J-

EXHIBIT J-2

FORM OF TRANCHE B TERM NOTE

$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B Term Loan made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

This Tranche B Term Note is one of the “Term Notes” referred to in the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.5 thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Tranche B Term Note upon the occurrence of certain events and for prepayments of Tranche B Term Loans upon the terms and conditions specified therein.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Tranche B Term Note.

THIS TRANCHE B TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

J-

IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche B Term Note under seal as of the date written above.

TIER OPERATING PARTNERSHIP LP

By:
Name:
Title:

J-

EXHIBIT K-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20__

K-1-
Rev 9-25-14

EXHIBIT K-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20__

K-2-

EXHIBIT K-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20__

K-3-

EXHIBIT K-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.

Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20__

K-4-

K-4-

EXHIBIT L

FORM OF OPINION OF COUNSELTO THE BORROWER AND GUARANTORS

(Attached)

L-

EXHIBIT M

FORM OF COMPLIANCE CERTIFICATE

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent, the Issuings Banks and the Lenders that:

1.    The undersigned has reviewed the terms of the Credit Agreement and has made a review of the transactions, financial condition and other affairs of the Parent and its Subsidiaries as of, and during the relevant accounting period ending on, _______________, 20__.

2.    Schedule I attached hereto sets forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1 of the Credit Agreement

3.    As of the date hereof the aggregate outstanding principal amount of all outstanding Term Loans and Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans are less than or equal to the Maximum Loan Availability at such time.

4.    No Default or Event of Default exists [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)].

IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate on and as of ___________, 20__.

Name:
Title:

M-

EXHIBIT N
FORM OF MAXIMUM LOAN AVAILABILITY CERTIFICATE

Reference is hereby made to the Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TIER OPERATING PARTNERSHIP LP, a Texas limited partnership (the “Borrower”), TIER REIT, INC., a Maryland corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section [4.1(c)][4.2(b)][6.1(a)(ix)][9.4(d)] of the Credit Agreement, the undersigned hereby certifies to the Lenders and the Administrative Agent that:

1.    With respect to each of the Properties listed on Schedule 1 attached hereto, that:

(a)	such Property is fully developed as an office Property;

(b)	such Property is owned in fee simple or leased under a Ground Lease by the Borrower or a Guarantor;

(c)	such Property is located in a State of the United States of America or in the District of Columbia;

(d)
regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person:

(i)	to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable; and

(ii)	to sell, transfer or otherwise dispose of such Property;

(e)	neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary is subject to:

(i)	any Lien other than the Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term) or

(iii)	any Negative Pledge;

(f)	such Property is not a Development Property; and

(g)
such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property.

M-

2.    Schedule 2 attached hereto accurately and completely sets forth for each Secured Pool Property as of ___________, 20____:

(a)	As-is Appraised Value for such Property;

(b)
(i) Net Operating Income of such Property for the 12-month period ending on the date of determination; and (ii) aggregate NOI from all Secured Pool Properties determined under clause (b)(i) divided by 1.35.

(c)
The maximum principal amount of the Indebtedness under the Credit Agreement amortized over a thirty (30) year period which, when bearing interest at a rate per annum equal to the greater of (i) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus two hundred (200) basis points (2.0%) and (ii) six and one-half percent (6.5%), would be payable by the monthly principal and interest payment amount resulting from dividing (a) the calculation set forth in clause (b)(ii) above, by (b) 12.

(d)
The Maximum Loan Availability, which is the amount equal to the lesser of (i) 65% of the as-is Appraised Value for all Secured Pool Properties set forth in clause (a) above, and (ii) the amount derived from the calculations set forth in clause (c) above (the “Debt Service Coverage Amount”).

3.    As of the date hereof (a) no Default or Event of Default exists or would exist, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except that, to the extent any representation or warranty is qualified by materiality or Material Adverse Effect or similar language, such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents.

IN WITNESS WHEREOF, the undersigned has signed this Maximum Loan Availability Certificate on and as of ___________, 20__.

Name:
Title:

M-

EXHIBIT B

COMMITMENTS

LENDER	Incremental Term Loan Commitment	Additional Revolving Commitment
Wells Fargo Bank, National Association	$15,000,000	$15,000,000
JPMorgan Chase Bank, N.A.	$15,000,000	$15,000,000
U.S. Bank National Association	$12,500,000	$12,500,000
Deutsche Bank AG, New York Branch	$0	$0
Fifth Third Bank	$0	$0
Capital One, National Association	$7,500,000	$7,500,000
PNC Bank, National Association	$0	$0
Associated Bank, National Association	$0	$10,000,000
TOTAL	$50,000,000	$60,000,000

M-

SCHEDULE I

CLOSING DOCUMENTS

See attached.

M-

TIER OPERATING PARTNERSHIP LP

COLLATERAL RELEASE DOCUMENTS
AND INCREASE AND AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT
March 15, 2016

LIST OF CLOSING DOCUMENTS
I.    COLLATERAL RELEASE DOCUMENTS
A. Operative Documents

1.
Notice of Collateral Release, delivered by Tier Operating Partnership, LP (the “Borrower”) to Wells Fargo Bank, National Association, in its capacity as Administrative Agent for itself and the other Lenders (as defined below) (the “Administrative Agent”), including identification of (i) each additional Property to become an Unencumbered Pool Property and (ii) each Subsidiary (a “New Guarantor”) of the Parent that owns, directly or indirectly, the Equity Interests of any owner of Pool Properties and that was not a Guarantor prior to the Collateral Release Event.

2.	Accession Agreement signed by each New Guarantor in favor of the Administrative Agent.
B. Corporate Documents

3.
Certificate of the Secretary or Assistant Secretary of each New Guarantor certifying (i) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each New Guarantor certified as of a recent date by the Secretary of State of the state of formation of such New Guarantor, (ii) the by-laws of such New Guarantor, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity, (iii) resolutions adopted by the board of directors, general partner, managers, members or other appropriate governing body of such New Guarantor authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (iv) a certificate of incumbency of each New Guarantor with respect to each of the officers of such New Guarantor authorized to execute and deliver the Loan Documents to which such New Guarantor is a party and (v) a certificate of good standing (or certificate of similar meaning) with respect to each New Guarantor issued as of a recent date by the Secretary of State of the state of formation of each such New Guarantor.

C.	Opinion

4.	Opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to each New Guarantor.

5.	Opinion of Venable LLP, counsel to each New Guarantor organized under Maryland law.

D.	Release Documents

6.	Release of Security Instruments

M-

(a) 111 Woodcrest, Cherry Hill, NJ

(b) 5104 Eisenhower, Tampa, FL

(c) Centreport Office Center, Forth Worth, TX

(d) Eldridge III, Houston, TX

(e) Four40, Chicago, IL

(f) Burnett Plaza, Forth Worth, TX

(g) 801 Thompson, Rockville, MD

(h) 5950 Sherry Lane, Dallas TX

(i) Buena Vista Plaza, Burbank, CA

(j) Bank of America, Charlotte, NC

(k) Terrace, Austin, TX

(l) One Oxmoor Place, Louisville, KY

(m) Forum Office Park, Louisville, KY

(n) Loop Central, Houston, TX

7.	Release of Assignment Agreements

8.	UCC lien, tax lien and name variation search reports naming each Loan Party and each New Guarantor from the appropriate offices in relevant jurisdictions.

9.	UCC-3 Termination Statements
II.    INCREASE AND AMENDMENT DOCUMENTS
A. Operative Documents

M-

1.
Increase and Second Amendment (the “Amendment”) to Amended and Restated Credit Agreement (the “Credit Agreement”, as amended prior to the Second Amendment Agreement Date and as amended by the Amendment, the “Amended Credit Agreement”), dated as of the Second Amendment Agreement Date, by and among the Borrower, TIER REIT, Inc., a Maryland corporation (the “Parent”), the financial institutions from time to time parties thereto as Lenders (the “Lenders”) and the Administrative Agent.

SCHEDULES
SCHEDULE I        List of Closing Documents
SCHEDULE II        List of Guarantors
EXHIBITS
EXHIBIT A-1        Marked Copy of the Amended Credit Agreement
EXHIBIT A-2        Clean Copy of the Amended Credit Agreement
EXHIBIT B        Commitments

2.	Revolving Notes executed by the Borrower, payable to each applicable new Lender (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a).

3.
Term Notes executed by the Borrower, payable to each applicable new Lender participating in the issuance of the Incremental Term Loans (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a).

4.
Replacement Revolving Notes executed by the Borrower, payable to each applicable Lender increasing its Revolving Commitment (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a).

5.
Replacement Term Notes executed by the Borrower, payable to each applicable Lender participating in the issuance of the Incremental Term Loans (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12(a).

B. Corporate Documents

6.
Certificate of the Secretary or Assistant Secretary of each Loan Party certifying (i) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party (or certification that there have been no changes thereto since the date of a specifically identified prior certificate), (ii) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity (or certification that there have been no changes thereto since the date of a specifically idenitifed prior certificate), (iii) resolutions adopted by the board of directors, general partner, managers, members or other appropriate governing body of such

M-

Loan Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (iv) a certificate of incumbency of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Swingline Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation and (v) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party.
C. Opinions

7.
Opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Parent, the Borrower and each Guarantor, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent, including matters related to the increase with respect to the Security Documents.

8.	Opinion of Venable LLP, counsel to the Parent covering Maryland law.
D. Closing Certificates and Miscellaneous

9.	Certificate of a Responsible Officer of the Parent certifying that the conditions specified in Sections 2.17(x) and (y) of the Amended Credit Agreement have been satisfied.

10.
Compliance Certificate as of the Second Amendment Effective Date and calculated on a pro forma basis for the Parent’s fiscal quarter ending December 31, 2015, signed by a Responsible Officer of Parent.

11.	Notice of Borrowing.

12.	Disbursement Instruction Agreement.

M-

SCHEDULE II

LIST OF GUARANTORS

Legal Entity Name	Jurisdiction of Organization
5950 Sherry Property, LLC	Delaware
101 South Tryon GP, LLC	Delaware
101 South Tryon LP	Delaware
Buena Vista Plaza GP, LLC	Delaware
Buena Vista Plaza LP	Delaware
Burnett Plaza GP, LLC	Delaware
Burnett Plaza LP	Texas
CentrePort Office Centre GP, LLC	Delaware
CentrePort Office Centre LP	Texas
TR Eldridge GP, LLC	Texas
TR Eldridge LP	Texas
FOUR40 Holding Business Trust	Maryland
FOUR40, LLC	Delaware
FOUR40 Equity LLC	Delaware
FOUR40 Holding LLC	Delaware
FOUR40 Services LLC	Delaware
FOUR40 Property LLC	Delaware
TIER REIT, Inc.	Maryland
TR Terrace GP, LLC	Delaware
TR Terrace LP	Delaware
Woodcrest Holding, LLC	Delaware
Woodcrest I, LLC	Delaware
Woodcrest II, LLC	Delaware
Woodcrest III, LLC	Delaware
Woodcrest IV, LLC	Delaware
IPC (US), LLC	Delaware
IPC Florida III Holdings, LLC	Delaware
IPC Florida III, LLC	Delaware
IPC Loop Central Holdings, LLC	Delaware
IPC Loop Central, LP	Delaware
IPC Louisville Properties, LLC	Delaware
IPC LP/WP Holdings, LLC	Delaware
IPC Maryland I Holdings, LLC	Delaware
IPC Maryland I, LP	Delaware
IPC Realty II, LLC	Delaware
Woodcrest Road Associates, L.P.	Pennsylvania
Woodcrest Road Urban Renewal, LLC	New Jersey
TR Domain, LLC	Delaware
Burnett Parking LP	Delaware
Burnett Parking GP, LLC	Delaware
Tier Partners, LLC	Delaware
Tier Business Trust	Maryland
Tier BT, Inc.	Delaware

M-